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Defense and Aerospace

Developing Communications

Electronics

Energy

Energy Service

Environmental

Financial Services

Food and Agriculture

Gold

Health Care

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Industrial Equipment

Industrial Materials

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Leisure

Medical Delivery

Medical Equipment and Systems

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Multimedia

Natural Gas

Natural Resources

Networking and Infrastructure

Paper and Forest Products

Pharmaceuticals

Retailing

Software and Computer Services

Technology

Telecommunications

Transportation

Utilities Growth

Wireless

Annual Report

February 28, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	A-5
Fund Updates*
Consumer Sector	A-7	Consumer Industries
	A-13	Food and Agriculture
	A-19	Leisure
	A-25	Multimedia
	A-31	Retailing
Cyclicals Sector	A-37	Air Transportation
	A-42	Automotive
	A-48	Chemicals
	A-53	Construction and Housing
	A-59	Cyclical Industries
	A-66	Defense and Aerospace
	A-72	Environmental
	A-77	Industrial Equipment
	A-83	Industrial Materials
	A-89	Transportation
Financial Services Sector	A-95	Banking
	A-101	Brokerage and Investment Management
	A-106	Financial Services
	A-112	Home Finance
	A-117	Insurance
Health Care Sector	A-123	Biotechnology
	A-129	Health Care
	A-134	Medical Delivery
	A-139	Medical Equipment and Systems
	A-144	Pharmaceuticals
Natural Resources Sector	A-150	Energy
	A-156	Energy Service
	A-161	Gold
	A-168	Natural Gas
	A-173	Natural Resources
	A-179	Paper and Forest Products

* Fund updates for each Select Portfolio include: Performance and Investment Summary, Manager's Overview, Investments, and Financial Statements.

Annual Report

Technology Sector	A-184	Business Services and Outsourcing
	A-190	Computers
	A-196	Developing Communications
	A-202	Electronics
	A-208	Networking and Infrastructure
	A-214	Software and Computer Services
	A-220	Technology
Utilities Sector	A-227	Telecommunications
	A-232	Utilities Growth
	A-238	Wireless
	A-243	Money Market
Notes to Financial Statements	A-251	Notes to the Financial Statements
Report of Independent Accountants	A-260	The Auditors' Opinion
Trustees and Officers	A-261
Distributions	A-266

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Because of their narrow focus, sector funds tend to be more volatile than funds that diversify across many sectors and companies.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance Overview

A broad-based decline shook every sector of the equity markets during the 12 months ending February 28, 2003. Good news was scarce on the corporate, economic and geopolitical fronts during the past year. Corporate accounting scandals dominated the headlines early in the period. Investors also had to contend with the prospects of conflict with Iraq and North Korea. Disposable income took a hit as energy prices skyrocketed and oil prices reached a two-year high. Meanwhile, consumer confidence fell to a nearly 10-year low, unemployment intensified, and budget shortfalls at the federal, state and local levels worsened. With the addition of heightened terrorism fears and a slew of disappointing earnings results, equity markets experienced one of their worst 12-month periods since the mid-1970s. Overall, the Dow Jones Industrial AverageSM - an index of 30 blue-chip companies - slipped 20.17%. The Standard & Poor's 500SM Index - a market-capitalization-weighted index of 500 widely held U.S. stocks - declined 22.68%, and the technology-rich NASDAQ Composite® Index lost 22.41%.

Amid this difficult environment, 21 of the 41 Fidelity Select equity Portfolios - or 51% - beat their respective Goldman Sachs benchmarks during the past year. Performance relative to the broader market was better, as 26 of the 41, or 63%, beat the S&P 500® index. Select Gold was the period's best performer, gaining 26.68%. Select Electronics posted the lowest return, falling 43.74%. Because of their narrow focus, industry-specific funds tend to be more volatile than indexes that diversify across an entire sector or multiple sectors.

Turning to more-specific relative comparisons, Multimedia was our best performer in the consumer sector, topping its benchmark through strong stock selection in the advertising industry. Food and Agriculture also outperformed, benefiting from the industry's relatively stable earnings. Leisure narrowly underperformed, given its exposure to the more economically sensitive areas of the consumer sector. Consumer Industries also fell just short after underweighting some of the sector's more defensive names, while eroding consumer confidence hurt Retailing.

Six of our 10 cyclical sector Portfolios surpassed their Goldman Sachs benchmark. Industrial Materials fared best, thanks to its exposure to gold stocks. Chemicals was next, benefiting from favorable supply/demand dynamics. Aggressive rebates and financing incentives led to strong car sales, which helped the profitability of some auto-related companies and boosted the competitive performance of Automotive. Overweighting solid-waste haulers with steady residential contracts contributed to Environmental's relative outperformance. Construction and Housing was rewarded for its bias toward home building stocks, while Defense and Aerospace overcame a difficult second half of the year to edge its benchmark. Underperformers Air Transportation, Cyclical Industries and Transportation struggled as airline profitability continued to wane after 9/11. A downturn in U.S. manufacturing and some poor-performing conglomerates stifled Industrial Equipment.

Financial services was the period's best-performing sector, despite a nearly 13% drop in the Goldman Sachs® Financial Services Index. Record-low mortgage rates helped Home Finance beat the benchmark, while Banking benefited from declining interest rates. Unfortunately, overexposure to brokers and weak capital markets took its toll on Brokerage and Investment Management and Financial Services. Corporate bond downgrades and increased reserves by insurers were two factors that hindered Insurance.

The health care sector bounced back in the second half of the period, but not enough to overcome its weak first half. Breakthroughs in drug-coated stents and other innovations helped Medical Equipment and Systems and Health Care trounce the index. Medical Delivery outperformed on the strength of the good first-half performance for hospitals and managed care providers. However, Biotechnology and Pharmaceuticals lagged as investors shied away from the industries' lower-than-expected earnings.

Five of our six offerings in the natural resources sector outperformed, while the sixth fell short by less than 1%. Gold had the highest return. Investor demand for the yellow metal remained high amid an uncertain geopolitical and economic environment. Higher oil and gas prices, resulting partly from uncertainty about Iraq and the Venezuelan labor strike, boosted the index-beating returns of our Natural Gas, Energy Service, Natural Resources and Energy Portfolios. Paper and Forest Products slightly underperformed, as sluggish demand and higher inventory levels troubled the industry for much of the year.

Once again, technology was weak, and our fund performance in the area reflected the fundamental challenges facing many tech companies. Software and Computer Services was one exception, however, performing twice as well as the benchmark by underweighting the weakest segments of the sector. Technology also outdistanced the index by underweighting the weak wireline telecommunications equipment industry. By contrast, our other five tech Portfolios - Business Services and Outsourcing, Computers, Developing Communications, Electronics, and Networking and Infrastructure - all fell 30% or more, reflecting the major factors affecting the overall tech sector: a lack of spending on information technology, excess capacity and weak end-demand.

Utilities also struggled. Electric utilities stocks generally did better than telecom stocks, which dropped prior to a significant relief rally in October/November. Amid this environment, our Telecommunications Portfolio topped the index, primarily through strong stock selection. Utilities Growth performed in line with the index, boosted by stock selection in electric utilities, but hurt by underweighting wireless services stocks when they rallied in the fall. Lastly, depressed cell phone pricing and slowing growth rates led to the subpar return of Wireless.

In the pages that follow, you'll find detailed summaries for each Select Portfolio. We hope you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity® Select Portfolios®.

Sincerely,

/s/Katherine Collins

Katherine Collins

Group Leader, Equity Research

Select Group Leader

Annual Report

Cumulative Total Returns

For the year ended February 28, 2003

Gold 26.68%
Medical Equipment and Systems –1.76%
Natural Gas –2.17%
Energy Service –3.32%
Industrial Materials –6.16%
Home Finance –8.30%
Banking –9.24%
Energy –11.46%
Natural Resources –13.48%
Chemicals –13.49%
Medical Delivery –13.78%
Multimedia –14.13%
Financial Services –15.06%
Software and Computer Services –15.20%
Health Care –16.14%
Environmental –16.15%
Paper and Forest Products –16.37%
Insurance –16.41%
Food and Agriculture –17.85%
Automotive –17.97%
Construction and Housing –20.63%
Brokerage and Investment Management –21.02%
Leisure –21.07%
Defense and Aerospace –21.16%
Consumer Industries –22.01%
Telecommunications –22.60%
S&P 500 –22.68%
Pharmaceuticals –24.16%
Cyclical Industries –24.85%
Technology –26.18%
Retailing –26.28%
Transportation –26.33%
Utilities Growth –27.55%
Biotechnology –28.16%
Industrial Equipment –29.02%
Computers –31.68%
Business Services and Outsourcing –32.94%
Developing Communications –33.04%
Wireless –34.24%
Networking and Infrastructure –36.13%
Air Transportation –40.16%
Electronics –43.74%
–50
–40
–30
–20
–10
0
10
20
30

Past performance is no guarantee of future results. Total returns include changes in a fund's share price, plus reinvestment of any dividends and capital gains but do not include Select's 3% sales charge, and certain fees paid by shareholders upon exchange or redemption. Figures for the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, include reinvestment of dividends. All performance numbers are historical; each equity fund's share price and return will vary and shareholders may have a gain or loss when they sell their shares.

Annual Report

Consumer Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-22.01%	-8.88%	135.94%
Select Consumer Industries (load adj.)	-24.35%	-11.62%	128.86%
S&P 500	-22.68%	-14.08%	129.29%
GS Consumer Industries	-20.23%	-2.52%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 289 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-22.01%	-1.84%	8.96%
Select Consumer Industries (load adj.)	-24.35%	-2.44%	8.63%
S&P 500	-22.68%	-2.99%	8.65%
GS Consumer Industries	-20.23%	-0.51%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Select Consumer Industries Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Procter & Gamble Co.	7.0
Altria Group, Inc.	6.3
The Coca-Cola Co.	5.5
Viacom, Inc. Class B (non-vtg.)	4.5
Wal-Mart Stores, Inc.	3.8
Clear Channel Communications, Inc.	3.7
Fox Entertainment Group, Inc. Class A	3.4
Gillette Co.	3.4
Comcast Corp. Class A (special)	2.9
Colgate-Palmolive Co.	2.7
43.2
Top Industries as of February 28, 2003
% of fund's net assets
Media	24.4%
Specialty Retail	10.4%
Household Products	10.1%
Beverages	8.5%
Multiline Retail	7.4%
All Others*	39.2%

* Includes short-term investments and net other assets.

Annual Report

Consumer Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Christian Zann became Portfolio Manager of Fidelity Select Consumer Industries Portfolio on December 2, 2002.

Q. How did the fund perform, Christian?

A. For the 12-month period that ended February 28, 2003, the fund returned -22.01%. For the comparable period, the Goldman Sachs Consumer Industries Index - an index of 289 stocks designed to measure the performance of companies in the consumer industries sector - declined 20.23%, while the Standard & Poor's 500 Index fell 22.68%.

Q. The fund narrowly lagged the Goldman Sachs index. Why?

A. Its modest underperformance was mainly attributable to two factors. The first was not owning enough of the most defensive stocks in the consumer universe - namely, some of the household and consumer products companies, such as Procter & Gamble and Unilever - and also underweighting some food and beverage companies, including General Mills and Anheuser-Busch. The second factor was a company-specific problem at Tropical Sportswear, a small-cap apparel company that was severely punished by the market when it was unable to deliver on its manufacturing commitments. Fund performance also was constrained by an overweighting in tobacco stocks, particularly Altria Group - formerly Philip Morris - whose earnings suffered as a result of competitive pressure from the lower-priced generic brands.

Q. What strategies worked out better?

A. There were a few other strategies in place that worked out pretty well overall. One of these was to avoid food retailers, such as supermarkets, which were losing market share to Wal-Mart, given the lower cost structure of its grocery business. Another beneficial strategy was to underweight traditional retail department stores - including Sears, Kroger and May Department Stores - which were losing share in a generally weak retail environment to hot new competitors such as Kohl's and Target. Performance also was aided by the fund's large overweighting in broadcasting and media stocks, whose valuations began to expand on the strength of increasing political and corporate advertising activity during the past six months.

Q. What stocks helped performance the most?

A. Interestingly, several broadcasting and radio stocks - names that had not performed especially well in the recent past, such as Comcast and Fox Entertainment - were among our top contributors during the period. Astute stock picking in the Internet portal and Internet retail spaces also added substantial value, with two well-known names - Yahoo! and Amazon - both contributing top-10 performances. Yahoo! continued to show fantastic growth as an Internet portal even as its stock price receded in the wake of the burst dot-com bubble. We believed there was substantial value in this stock, particularly at low price-to-earnings multiples, and our favorable outlook proved correct as the stock price subsequently rose. Amazon's stock appreciated as a result of both the growing consumer trend toward online shopping and the company's decision to extend its product offering beyond books and CDs to include home electronics, apparel and other consumer products.

Q. What were the disappointments?

A. As mentioned earlier, the biggest drag on performance was from Tropical Sportswear. We bought this stock on the strength of its growth prospects - the company distributes its product line through such top retailers as Wal-Mart and Kohl's. The disappointment resulted when the company unexpectedly couldn't deliver on its manufacturing commitments, which led to earnings shortfalls and a severely contracting stock price. We no longer hold this stock in the portfolio. Weakening consumer discretionary spending cut into earnings at Best Buy, the consumer electronics retailer, and at American Eagle Outfitter and J.Jill, the apparel retailers, dampening the stock performance of all three.

Q. What's your outlook for the next six months?

A. I'm maintaining a cautious stance toward the consumer as we move deeper into 2003. Consumer spending, which is tied to growth in disposable income, showed both positive and negative signs over the final months of 2002, yielding a mixed outlook for 2003. Recent unemployment data suggests a stabilizing, but not improving, job market, which also may put pressure on growth in disposable income. At the same time, however, there are signs that corporate spending on advertising is starting to pick up, which could further strengthen the media portion of the portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 29, 1990

Fund number: 517

Trading symbol: FSCPX

Size: as of February 28, 2003, more than
$20 million.

Manager: Christian Zann, since December 2002; manager, several Fidelity Select Portfolios, 1999- 2002; analyst, various industries, since 1996; joined Fidelity in 1996

3

Annual Report

Consumer Industries Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
AUTOMOBILES - 0.6%
Harley-Davidson, Inc.	3,300	$ 130,647
BEVERAGES - 8.5%
Anheuser-Busch Companies, Inc.	4,700	218,550
Coca-Cola Enterprises, Inc.	1,800	36,324
Coca-Cola Femsa SA de CV sponsored ADR	3,000	54,270
PepsiCo, Inc.	8,060	308,859
The Coca-Cola Co.	28,300	1,138,226
TOTAL BEVERAGES		1,756,229
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Aramark Corp. Class B (a)	3,800	83,410
Cintas Corp.	3,100	104,067
Manpower, Inc.	2,800	85,036
TOTAL COMMERCIAL SERVICES & SUPPLIES		272,513
FOOD & DRUG RETAILING - 3.1%
CVS Corp.	17,400	433,260
Sysco Corp.	6,900	187,128
Whole Foods Market, Inc. (a)	500	25,535
TOTAL FOOD & DRUG RETAILING		645,923
FOOD PRODUCTS - 6.4%
ConAgra Foods, Inc.	5,100	117,657
Dean Foods Co. (a)	10,560	445,315
Fresh Del Monte Produce, Inc.	4,500	81,630
Hershey Foods Corp.	1,700	109,837
McCormick & Co., Inc. (non-vtg.)	1,180	27,293
The J.M. Smucker Co.	4,083	139,843
Tyson Foods, Inc. Class A	4,900	45,080
Unilever NV (NY Shares)	5,700	323,076
Wm. Wrigley Jr. Co.	600	32,178
TOTAL FOOD PRODUCTS		1,321,909
HOTELS, RESTAURANTS & LEISURE - 5.3%
Boyd Gaming Corp. (a)	5,100	63,801
Brinker International, Inc. (a)	4,470	123,908
California Pizza Kitchen, Inc. (a)	450	11,133
Carnival Corp.	4,300	98,771
International Speedway Corp. Class A	3,500	133,455
Marriott International, Inc. Class A	1,100	33,242
McDonald's Corp.	14,300	194,623
MGM Mirage, Inc. (a)	1,600	40,992
Outback Steakhouse, Inc.	7,600	244,720
Royal Caribbean Cruises Ltd.	6,500	88,075
Wendy's International, Inc.	2,070	52,433
TOTAL HOTELS, RESTAURANTS & LEISURE		1,085,153

	Shares	Value (Note 1)
HOUSEHOLD DURABLES - 0.1%
Whirlpool Corp.	600	$ 29,556
HOUSEHOLD PRODUCTS - 10.1%
Colgate-Palmolive Co.	11,000	553,410
Kimberly-Clark Corp.	1,700	77,911
Procter & Gamble Co.	17,760	1,453,835
TOTAL HOUSEHOLD PRODUCTS		2,085,156
INTERNET & CATALOG RETAIL - 0.8%
Amazon.com, Inc. (a)	7,400	162,874
INTERNET SOFTWARE & SERVICES - 1.1%
Overture Services, Inc. (a)	5,200	82,784
Yahoo!, Inc. (a)	6,900	143,865
TOTAL INTERNET SOFTWARE & SERVICES		226,649
LEISURE EQUIPMENT & PRODUCTS - 0.8%
Mattel, Inc.	7,300	155,636
MEDIA - 24.4%
AMC Entertainment, Inc. (a)	11,300	97,632
Clear Channel Communications, Inc. (a)	21,238	775,399
Comcast Corp.:
Class A (a)	8,700	254,214
Class A (special) (a)	21,700	609,553
Cox Communications, Inc. Class A (a)	10,800	320,220
E.W. Scripps Co. Class A	1,850	148,185
EchoStar Communications Corp. Class A (a)	2,600	68,458
Emmis Communications Corp. Class A (a)	2,100	41,559
Entercom Communications Corp. Class A (a)	3,000	138,720
Fox Entertainment Group, Inc. Class A (a)	26,400	705,672
Gannett Co., Inc.	2,300	165,991
Liberty Media Corp. Class A (a)	33,700	309,703
Meredith Corp.	3,500	136,920
Omnicom Group, Inc.	2,200	116,556
Radio One, Inc. Class D (non-vtg.) (a)	5,700	78,318
Regal Entertainment Group Class A	200	4,000
Univision Communications, Inc. Class A (a)	1,400	34,678
Viacom, Inc.:
Class A (a)	2,600	96,746
Class B (non-vtg.) (a)	25,328	940,429
TOTAL MEDIA		5,042,953
MULTILINE RETAIL - 7.4%
99 Cents Only Stores (a)	2,800	62,384
Big Lots, Inc. (a)	9,300	102,765
Dollar General Corp.	10,300	107,017
Dollar Tree Stores, Inc. (a)	5,280	109,032
Family Dollar Stores, Inc.	5,100	143,922
Common Stocks - continued
	Shares	Value (Note 1)
MULTILINE RETAIL - CONTINUED
Kohl's Corp. (a)	3,400	$ 166,260
Nordstrom, Inc.	2,400	40,824
Saks, Inc. (a)	1,700	13,073
Wal-Mart Stores, Inc.	16,300	783,378
TOTAL MULTILINE RETAIL		1,528,655
PERSONAL PRODUCTS - 4.8%
Avon Products, Inc.	5,500	286,000
Gillette Co.	23,100	697,389
TOTAL PERSONAL PRODUCTS		983,389
SOFTWARE - 0.6%
Electronic Arts, Inc. (a)	2,500	132,000
SPECIALTY RETAIL - 10.4%
Best Buy Co., Inc. (a)	2,600	75,582
Borders Group, Inc. (a)	11,000	156,200
Christopher & Banks Corp. (a)	7,600	108,376
Foot Locker, Inc.	10,000	102,000
Home Depot, Inc.	9,860	231,217
Hot Topic, Inc. (a)	2,700	59,670
Kirkland's, Inc.	9,100	99,190
Limited Brands, Inc.	4,700	55,836
Lowe's Companies, Inc.	8,840	347,412
Office Depot, Inc. (a)	3,000	35,220
PETCO Animal Supplies, Inc.	4,200	78,834
PETsMART, Inc. (a)	6,800	101,660
Ross Stores, Inc.	4,100	140,261
Staples, Inc. (a)	12,500	216,375
Williams-Sonoma, Inc. (a)	14,900	346,872
TOTAL SPECIALTY RETAIL		2,154,705
TEXTILES APPAREL & LUXURY GOODS - 3.9%
Brown Shoe Co., Inc.	7,300	198,122
Coach, Inc. (a)	2,600	92,898
Liz Claiborne, Inc.	5,000	141,000
NIKE, Inc. Class B	5,000	231,850
Oshkosh B'Gosh, Inc. Class A	1,400	33,600
Reebok International Ltd. (a)	1,900	59,375
Russell Corp.	3,600	58,140
TOTAL TEXTILES APPAREL & LUXURY GOODS		814,985
TOBACCO - 6.3%
Altria Group, Inc.	33,940	1,311,781
TOTAL COMMON STOCKS (Cost $20,371,912)		19,840,713
Money Market Funds - 2.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	408,149	$ 408,149
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	192,000	192,000
TOTAL MONEY MARKET FUNDS (Cost $600,149)		600,149
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.32%, dated 2/28/03 due 3/3/03) (Cost $34,000)	$ 34,004	34,000
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $21,006,061)		20,474,862
NET OTHER ASSETS - 1.1%		218,245
NET ASSETS - 100%		$ 20,693,107
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $28,360,171 and $24,321,051, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,888 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $1,004,000 of which $397,000 and $607,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $1,063,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Consumer Sector

See accompanying notes which are an integral part of the financial statements.

Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $185,480 and repurchase agreements of $34,000) (cost $21,006,061) - See accompanying schedule		$ 20,474,862
Cash		591
Receivable for investments sold		407,150
Receivable for fund shares sold		45,761
Dividends receivable		13,684
Interest receivable		993
Other receivables		4
Total assets		20,943,045

Liabilities
Payable for fund shares redeemed	$ 10,040
Accrued management fee	10,026
Other payables and accrued expenses	37,872
Collateral on securities loaned, at value	192,000
Total liabilities		249,938

Net Assets		$ 20,693,107
Net Assets consist of:
Paid in capital		$ 23,541,285
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,316,979)
Net unrealized appreciation (depreciation) on investments		(531,199)
Net Assets, for 1,125,203 shares outstanding		$ 20,693,107
Net Asset Value and redemption price per share ($20,693,107 ÷ 1,125,203 shares)		$ 18.39
Maximum offering price per share (100/97.00 of $18.39)		$ 18.96

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 193,260
Interest		27,602
Security lending		1,812
Total income		222,674

Expenses
Management fee	$ 131,424
Transfer agent fees	159,963
Accounting and security lending fees	60,590
Non-interested trustees' compensation	83
Custodian fees and expenses	8,348
Registration fees	19,222
Audit	40,172
Legal	325
Miscellaneous	373
Total expenses before reductions	420,500
Expense reductions	(7,647)	412,853
Net investment income (loss)		(190,179)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,560,600)
Foreign currency transactions	7
Total net realized gain (loss)		(1,560,593)
Change in net unrealized appreciation (depreciation) on investment securities		(3,859,117)
Net gain (loss)		(5,419,710)
Net increase (decrease) in net assets resulting from operations		$ (5,609,889)
Other Information
Sales charges paid to FDC		$ 26,084
Deferred sales charges withheld by FDC		$ 121
Exchange fees withheld by FSC		$ 570

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (190,179)	$ (62,422)
Net realized gain (loss)	(1,560,593)	(470,035)
Change in net unrealized appreciation (depreciation)	(3,859,117)	345,366
Net increase (decrease) in net assets resulting from operations	(5,609,889)	(187,091)
Distributions to shareholders from net realized gain	-	(1,212,594)
Share transactions Net proceeds from sales of shares	16,098,427	12,861,673
Reinvestment of distributions	-	1,180,365
Cost of shares redeemed	(13,278,482)	(9,663,744)
Net increase (decrease) in net assets resulting from share transactions	2,819,945	4,378,294
Redemption fees	12,450	9,171
Total increase (decrease) in net assets	(2,777,494)	2,987,780

Net Assets
Beginning of period	23,470,601	20,482,821
End of period	$ 20,693,107	$ 23,470,601
Other Information Shares
Sold	752,061	553,642
Issued in reinvestment of distributions	-	53,241
Redeemed	(622,216)	(420,907)
Net increase (decrease)	129,845	185,976

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.58	$ 25.31	$ 28.46	$ 31.81	$ 27.31
Income from Investment Operations
Net investment income (loss) C	(.18)	(.07)	(.11)	.02 D	(.04)
Net realized and unrealized gain (loss)	(5.02)	(.25)	.68	(1.29)	5.41
Total from investment operations	(5.20)	(.32)	.57	(1.27)	5.37
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	(1.42)	(3.80)	(2.08)	(.90)
Total distributions	-	(1.42)	(3.80)	(2.10)	(.90)
Redemption fees added to paid in capital C	.01	.01	.08	.02	.03
Net asset value, end of period	$ 18.39	$ 23.58	$ 25.31	$ 28.46	$ 31.81
Total Return A,B	(22.01)%	(.87)%	2.74%	(4.55)%	20.18%
Ratios to Average Net Assets E
Expenses before expense reductions	1.86%	1.71%	1.80%	1.27%	1.34%
Expenses net of voluntary waivers, if any	1.86%	1.71%	1.80%	1.27%	1.34%
Expenses net of all reductions	1.83%	1.69%	1.78%	1.25%	1.32%
Net investment income (loss)	(.84)%	(.30)%	(.37)%	.06%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,693	$ 23,471	$ 20,483	$ 63,331	$ 82,244
Portfolio turnover rate	116%	110%	92%	96%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	-17.85%	0.18%	138.59%
Select Food and Agriculture (load adj.)	-20.32%	-2.83%	131.43%
S&P 500	-22.68%	-14.08%	129.29%
GS Consumer Industries	-20.23%	-2.52%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 289 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	-17.85%	0.04%	9.08%
Select Food and Agriculture (load adj.)	-20.32%	-0.57%	8.75%
S&P 500	-22.68%	-2.99%	8.65%
GS Consumer Industries	-20.23%	-0.51%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Unilever NV (NY Shares)	5.7
The Coca-Cola Co.	5.5
Altria Group, Inc.	5.3
Anheuser-Busch Companies, Inc.	4.4
Sysco Corp.	4.3
Kraft Foods, Inc. Class A	3.9
General Mills, Inc.	3.8
McDonald's Corp.	3.3
ConAgra Foods, Inc.	3.3
Sara Lee Corp.	3.2
42.7
Top Industries as of February 28, 2003
% of fund's net assets
Food Products	43.5%
Beverages	19.0%
Hotels, Restaurants & Leisure	11.4%
Food & Drug Retailing	11.3%
Tobacco	7.7%
All Others*	7.1%

* Includes short-term investments and net other assets.

Annual Report

Food and Agriculture Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Gail Lese (left), who managed Fidelity Select Food and Agriculture Portfolio for most of the period covered by this report, with additional comments from Valerie Friedholm (right), who became manager of the fund on February 3, 2003.

Q. How did the fund perform, Gail?

G.L. For the year ending February 28, 2003, the fund fell 17.85%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 289 stocks designed to measure the performance of companies in the consumer industries sector - was down 20.23%, while the Standard & Poor's 500 Index lost 22.68%.

Q. What market factors helped set the backdrop for performance?

G.L. Investors continued to favor the defensive nature of consumer staples stocks during the period due to heightened uncertainty about the economy, corporate profits and geopolitics. People still need to eat, so there was a sense of stability about food and agriculture companies that helped them outpace the broader market, as measured by the S&P 500, and most other consumer industries in the Goldman Sachs index - including media and retailing - which suffered from eroding consumer sentiment. In addition to offering more stable earnings, many food and agriculture companies also had high dividend yields, strong free cash flows and improved top-line growth spurred by innovative new products. While this group benefited as a safe haven during the year, it gave up ground late in the period amid the market rotation into beaten-down technology and telecommunications stocks. Also, investors became less willing to pay up for these stocks in the face of moderating earnings growth projections.

Q. What tipped the scales in your favor during the period?

G.L. The fund benefited from our sizable investments in companies I felt had compelling leadership, vision and valuation. While this strategy wasn't bulletproof amid a tough equity market, it made the difference versus the benchmarks. Most of our relative gains were concentrated in the packaged food group, where such stocks as dairy giant Dean Foods posted strong positive returns. Dean Foods was a good example of a company that was executing its strategy well - shifting from a stable milk business to a better mix of higher-margin branded goods - but was still undervalued relative to its growth prospects. Other top contributors included Unilever - the Anglo-Dutch maker of food, household and personal products - which grew profits by smartly spinning off leading brands into new products and categories. Fruit and vegetable company Dole Food benefited from expanding its offering of pricier ready-to-eat products and a sweetened takeover bid from the company's chief executive officer. Chewing-gum maker Wrigley and soft drink bottler Coca-Cola Enterprises also were solid contributors, driven mainly by strong volumes and product innovation. Finally, strong same-store sales growth lifted specialty-coffee retailer Starbucks.

Q. What decisions had a dampening effect on performance?

G.L. My long-term approach to investing isn't always successful in the short run. If I believe in a leader, I'm willing to give them three to five years to do the right things for the company and its shareholders. Unfortunately, these efforts - be it swearing off forward-looking profit projections, voluntarily expensing stock options or adjusting pension return assumptions - usually come at a cost of reduced near-term earnings and lower share prices. Kraft Foods and soft drink maker Coca-Cola were among the companies I felt were unduly punished during the period for taking on this leadership role. Despite little change in fundamentals, these stocks were two of the fund's worst performers on an absolute basis. Relative to the Goldman Sachs index, overweighting food retailers curbed results, as such supermarkets as Safeway and Kroger continued to lose share to Wal-Mart due to its aggressive supercenter grocery rollout. Our restaurant holdings also detracted, with casual-dining stocks such as McDonald's hurt by the rapid growth of healthier fast-food alternatives.

Q. Turning to you, Valerie, what's your outlook?

V.F. I expect further volatility in the coming months given all of the uncertainty related to war and its impact on consumer spending. Given my cautious outlook, I'm looking to own the best companies within their respective spaces - that is, those with the strongest fundamentals - that should be able to absorb shocks to the system much better than weaker competitors. I'm picking my spots carefully among food stocks and prefer companies with strong brands focused in fast growing niche areas rather than the more diversified names.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 009

Trading symbol: FDFAX

Size: as of February 28, 2003, more than
$88 million

Manager: Valerie Friedholm, since February 2003; manager, Fidelity Select Construction and Housing Portfolio, January 2002-September 2002; Fidelity Select Environmental Portfolio, 2001-2002; analyst, household durables industries, since 2000; joined Fidelity in 2000

3

Annual Report

Food and Agriculture Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (Note 1)
BEVERAGES - 19.0%
Adolph Coors Co. Class B	7,700	$ 370,370
Anheuser-Busch Companies, Inc.	84,100	3,910,650
Coca-Cola Enterprises, Inc.	103,300	2,084,594
Constellation Brands, Inc. Class A (a)	13,700	337,431
Panamerican Beverages, Inc. Class A	33,000	679,800
Pepsi Bottling Group, Inc.	60,100	1,397,325
PepsiAmericas, Inc.	41,000	501,020
PepsiCo, Inc.	67,500	2,586,600
The Coca-Cola Co.	121,200	4,874,664
TOTAL BEVERAGES		16,742,454
CHEMICALS - 0.9%
Monsanto Co.	25,600	420,352
The Scotts Co. Class A (a)	7,800	392,730
TOTAL CHEMICALS		813,082
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Aramark Corp. Class B (a)	7,000	153,650
FOOD & DRUG RETAILING - 11.3%
Kroger Co. (a)	179,900	2,378,278
Performance Food Group Co. (a)	21,500	677,035
Safeway, Inc. (a)	105,500	2,098,395
Sysco Corp.	141,300	3,832,056
Whole Foods Market, Inc. (a)	12,600	643,482
Winn-Dixie Stores, Inc.	29,900	364,780
TOTAL FOOD & DRUG RETAILING		9,994,026
FOOD PRODUCTS - 43.5%
American Italian Pasta Co. Class A (a)	3,500	145,285
Archer-Daniels-Midland Co.	76,400	832,760
Bunge Ltd.	4,400	113,960
Campbell Soup Co.	92,500	1,918,450
ConAgra Foods, Inc.	124,900	2,881,443
Corn Products International, Inc.	8,400	252,420
Dean Foods Co. (a)	50,900	2,146,453
Delta & Pine Land Co.	9,800	193,550
Dole Food Co., Inc.	13,300	436,240
Dreyer's Grand Ice Cream, Inc.	7,500	546,000
Fresh Del Monte Produce, Inc.	13,100	237,634
General Mills, Inc.	78,800	3,378,156
H.J. Heinz Co.	72,400	2,222,680
Hershey Foods Corp.	28,800	1,860,768
Hormel Foods Corp.	29,400	617,694
Interstate Bakeries Corp.	14,700	140,973
Kellogg Co.	88,700	2,622,859
Kraft Foods, Inc. Class A	116,400	3,446,604
McCormick & Co., Inc. (non-vtg.)	28,300	654,579
Nestle SA ADR	27,400	1,377,398

	Shares	Value (Note 1)
Sara Lee Corp.	144,100	$ 2,853,180
Sensient Technologies Corp.	24,000	496,800
Smithfield Foods, Inc. (a)	33,700	624,461
The J.M. Smucker Co.	5,300	181,525
Tootsie Roll Industries, Inc.	4,944	139,025
Tyson Foods, Inc. Class A	46,300	425,960
Unilever NV (NY Shares)	88,000	4,987,841
Wm. Wrigley Jr. Co.	48,600	2,606,418
TOTAL FOOD PRODUCTS		38,341,116
HOTELS, RESTAURANTS & LEISURE - 11.4%
Applebee's International, Inc.	18,750	480,750
Bob Evans Farms, Inc.	9,000	210,600
Brinker International, Inc. (a)	21,500	595,980
CBRL Group, Inc.	13,300	355,110
Darden Restaurants, Inc.	41,700	742,677
Jack in the Box, Inc. (a)	1,400	23,114
Krispy Kreme Doughnuts, Inc. (a)	5,300	174,105
McDonald's Corp.	213,500	2,905,735
Ruby Tuesday, Inc.	14,800	275,724
Sonic Corp. (a)	100	2,252
Starbucks Corp. (a)	86,400	2,026,080
The Cheesecake Factory, Inc. (a)	16,000	473,440
Wendy's International, Inc.	6,900	174,777
Yum! Brands, Inc. (a)	66,800	1,590,508
TOTAL HOTELS, RESTAURANTS & LEISURE		10,030,852
TOBACCO - 7.7%
Altria Group, Inc.	120,500	4,657,325
RJ Reynolds Tobacco Holdings, Inc.	20,400	814,164
Universal Corp.	6,500	247,715
UST, Inc.	36,900	1,063,827
TOTAL TOBACCO		6,783,031
TOTAL COMMON STOCKS (Cost $84,670,004)		82,858,211
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 1.41% (b)	4,017,276	4,017,276
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	1,828,400	1,828,400
TOTAL MONEY MARKET FUNDS (Cost $5,845,676)		5,845,676
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $90,515,680)	88,703,887
NET OTHER ASSETS - (0.7)%	(580,801)
NET ASSETS - 100%	$ 88,123,086
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $233,593,202 and $232,149,403, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,958 for the period.
Income Tax Information
The fund hereby designates approximately $2,358,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2003, the fund had a capital loss carryforward of approximately $4,118,000 all of which will expire on February 28, 2011.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $2,649,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Consumer Sector

See accompanying notes which are an integral part of the financial statements.

Food and Agriculture Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $1,709,912) (cost $90,515,680) - See accompanying schedule		$ 88,703,887
Receivable for investments sold		2,025,569
Receivable for fund shares sold		935,501
Dividends receivable		132,112
Interest receivable		4,868
Total assets		91,801,937

Liabilities
Payable for investments purchased	$ 1,607,593
Payable for fund shares redeemed	142,712
Accrued management fee	43,513
Other payables and accrued expenses	56,633
Collateral on securities loaned, at value	1,828,400
Total liabilities		3,678,851

Net Assets		$ 88,123,086
Net Assets consist of:
Paid in capital		$ 99,442,577
Undistributed net investment income		44,341
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,552,253)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,811,579)
Net Assets, for 2,467,495 shares outstanding		$ 88,123,086
Net Asset Value and redemption price per share ($88,123,086 ÷ 2,467,495 shares)		$ 35.71
Maximum offering price per share (100/97.00 of $35.71)		$ 36.81

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 1,812,910
Interest		184,422
Security lending		14,008
Total income		2,011,340

Expenses
Management fee	$ 662,984
Transfer agent fees	605,173
Accounting and security lending fees	75,518
Non-interested trustees' compensation	420
Custodian fees and expenses	11,180
Registration fees	24,068
Audit	40,651
Legal	549
Miscellaneous	2,387
Total expenses before reductions	1,422,930
Expense reductions	(88,211)	1,334,719
Net investment income (loss)		676,621
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(7,876,893)
Foreign currency transactions	(594)
Total net realized gain (loss)		(7,877,487)
Change in net unrealized appreciation (depreciation) on: Investment securities	(16,045,426)
Assets and liabilities in foreign currencies	1,000
Total change in net unrealized appreciation (depreciation)		(16,044,426)
Net gain (loss)		(23,921,913)
Net increase (decrease) in net assets resulting from operations		$ (23,245,292)
Other Information
Sales charges paid to FDC		$ 152,556
Deferred sales charges withheld by FDC		$ 2,334
Exchange fees withheld by FSC		$ 2,944

See accompanying notes which are an integral part of the financial statements.

Annual Report

Food and Agriculture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 676,621	$ 891,414
Net realized gain (loss)	(7,877,487)	10,976,839
Change in net unrealized appreciation (depreciation)	(16,044,426)	(5,178,551)
Net increase (decrease) in net assets resulting from operations	(23,245,292)	6,689,702
Distributions to shareholders from net investment income	(816,384)	(515,262)
Distributions to shareholders from net realized gain	(2,364,916)	(10,555,659)
Total distributions	(3,181,300)	(11,070,921)
Share transactions Net proceeds from sales of shares	74,577,088	86,389,617
Reinvestment of distributions	3,008,704	10,450,330
Cost of shares redeemed	(83,113,282)	(92,327,035)
Net increase (decrease) in net assets resulting from share transactions	(5,527,490)	4,512,912
Redemption fees	97,097	79,709
Total increase (decrease) in net assets	(31,856,985)	211,402
Net Assets
Beginning of period	119,980,071	119,768,669
End of period (including undistributed net investment income of $44,341 and undistributed net investment income of $376,265, respectively)	$ 88,123,086	$ 119,980,071
Other Information Shares
Sold	1,721,821	1,929,683
Issued in reinvestment of distributions	69,302	249,108
Redeemed	(2,009,194)	(2,096,463)
Net increase (decrease)	(218,071)	82,328

Financial Highlights

Years ended February 28,	2003	2002	2001	2000F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 44.68	$ 46.01	$ 31.88	$ 46.92	$ 48.81
Income from Investment Operations
Net investment income (loss)C	.25	.34	.44	.42D	.21
Net realized and unrealized gain (loss)	(8.06)	2.79	13.96	(13.07)	3.50
Total from investment operations	(7.81)	3.13	14.40	(12.65)	3.71
Distributions from net investment income	(.32)	(.21)	(.36)	(.42)	(.16)
Distributions from net realized gain	(.88)	(4.28)	-	(1.79)	(5.47)
Distributions in excess of net realized gain	-	-	-	(.21)	-
Total distributions	(1.20)	(4.49)	(.36)	(2.42)	(5.63)
Redemption fees added to paid in capitalC	.04	.03	.09	.03	.03
Net asset value, end of period	$ 35.71	$ 44.68	$ 46.01	$ 31.88	$ 46.92
Total ReturnA,B	(17.85)%	7.76%	45.47%	(27.86)%	7.83%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.25%	1.24%	1.28%	1.31%	1.31%
Expenses net of voluntary waivers, if any	1.25%	1.24%	1.28%	1.31%	1.31%
Expenses net of all reductions	1.17%	1.14%	1.24%	1.29%	1.29%
Net investment income (loss)	.59%	.79%	1.07%	1.00%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,123	$ 119,980	$ 119,769	$ 78,288	$ 206,007
Portfolio turnover rate	225%	315%	151%	38%	68%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.28 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-21.07%	1.12%	184.00%
Select Leisure (load adj.)	-23.43%	-1.92%	175.48%
S&P 500	-22.68%	-14.08%	129.29%
GS Consumer Industries	-20.23%	-2.52%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 289 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-21.07%	0.22%	11.00%
Select Leisure (load adj.)	-23.43%	-0.39%	10.66%
S&P 500	-22.68%	-2.99%	8.65%
GS Consumer Industries	-20.23%	-0.51%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Comcast Corp. Class A (special)	7.5
Viacom, Inc. Class B (non-vtg.)	5.9
Cablevision Systems Corp. - NY Group Class A	5.0
Clear Channel Communications, Inc.	4.2
E.W. Scripps Co. Class A	3.9
Gtech Holdings Corp.	3.8
AOL Time Warner, Inc.	3.8
JetBlue Airways Corp.	3.4
International Game Technology	3.2
Martha Stewart Living Omnimedia, Inc. Class A	3.2
43.9
Top Industries as of February 28, 2003
% of fund's net assets
Media	55.7%
Hotels, Restaurants & Leisure	23.9%
Software	5.5%
Leisure Equipment & Products	4.0%
Airlines	3.4%
All Others*	7.5%

* Includes short-term investments and net other assets.

Annual Report

Leisure Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Alex Sacerdote, Portfolio Manager of Fidelity Select Leisure Portfolio

Q. How did the fund perform, Alex?

A. For the 12-month period that ended February 28, 2003, the fund fell 21.07%. By comparison, the Goldman Sachs Consumer Industries Index - an index of 289 stocks designed to measure the performance of companies in the consumer industries sector - was down 20.23%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 22.68% during the same time period.

Q. Why did the fund outerperform its S&P benchmark, but not the Goldman Sachs index?

A. The makeup of the Goldman Sachs index is more conservative, with large weightings in steady consumer staples. By contrast, the fund invests in a range of leisure stocks, including those in the more economically sensitive media and consumer durables sectors. With the economy weakening throughout the year, the fund's greater relative exposure to these segments resulted in its underperformance. The S&P 500 index, representing an even broader range of sectors - including more-volatile technology and telecommunications stocks - performed even worse due to excessively high valuations and deteriorating fundamentals.

Q. What were some other factors behind the fund's performance?

A. Specifically, the fund's performance was negatively affected by three factors. First, stocks with heavy exposure to consumer spending trends were hurt in the second half of 2002. Consumer confidence had rallied strongly after September 11, 2001, and into the first half of 2002, but then deteriorated in the second half of the year. The second factor was accounting scandals, which directly impacted some of the fund's holdings. Third, I purchased shares of some solid companies that were trading at very cheap valuations, only to see their stock prices fall further.

Q. What was your strategy in this difficult environment?

A. I looked for solid, attractively valued businesses with good long-term prospects that generated significant cash flow. I had an overweighting in gaming stocks during the first part of the year, and their solid fundamentals made them more resilient to the economic slowdown, helping performance as consumers recovered from travel fears after September 11. I also added to selected restaurant holdings that had good earnings growth prospects and were attractively valued. I took a stronger position in newspaper publishers, which benefited from increasing advertising activity, low debt levels and straightforward accounting practices. Later in the period, I added cable holdings, which performed very well after recovering from problem-ridden mergers and investigations into many companies' accounting practices earlier in the year.

Q. What stocks helped the fund's performance?

A. Cable companies Cablevision and Comcast both delivered good performance, bouncing back strongly after getting beaten down by industry-wide woes brought about by the investigations I just mentioned. JetBlue, a relatively new addition to the fund, was a top-10 holding as of period end. This low-cost airline carrier added new routes and picked up market share as other airlines cut back on routes and laid off employees to cut costs. Fox Entertainment, another large holding, benefited from the pickup in advertising activity and took market share with its cable channels.

Q. What stocks performed poorly?

A. AOL Time Warner's Internet division continued to underperform, dragging down the solid results posted by AOL's other core operations: HBO, Time Publishing and its cable networks. Clear Channel Communications was hurt by fears that the economy would slow, cutting into radio advertising activity. Omnicom, a worldwide advertising conglomerate, was hurt by investor concerns raised after a competitor's accounting problems were publicized, and its stock price fell. McDonald's soft sales caused it to lower prices, leading to a burger price war with Wendy's, which ultimately cut into both companies' profit margins.

Q. What's your outlook, Alex?

A. There are two major factors that I believe will have an impact on the stock market: the growth of the U.S. economy, and the conflict with Iraq. I am relatively pessimistic about U.S. economic prospects because I see few drivers of future growth. Consumers kept the economy moving in 2001 and 2002, despite a dramatic fall in business investment. We are now seeing signs that consumer confidence is deteriorating. At best, we can hope that consumers increase their spending in the very low single digits; at worst, confidence could deteriorate further. The situation in Iraq is clearly having an impact on the U.S. economy, with travel plans being cancelled, advertising budgets unspent and capital projects delayed. If a war breaks out and goes relatively smoothly, it's possible the markets will get a lift as uncertainty is removed and economic activity picks up. But on the whole, I'm cautious in my outlook.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: May 8, 1984

Fund number: 062

Trading symbol: FDLSX

Size: as of February 28, 2003, more than
$112 million

Manager: Alexander Sacerdote, since 2002; analyst, gaming, leisure, publishing and media industries, since 1999; joined Fidelity in 1998

3

Annual Report

Leisure Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
AIRLINES - 3.4%
JetBlue Airways Corp.	146,300	$ 3,856,468
AUTOMOBILES - 1.6%
Harley-Davidson, Inc.	46,000	1,821,140
COMMERCIAL SERVICES & SUPPLIES - 2.5%
Cendant Corp. (a)	224,000	2,757,440
HOTELS, RESTAURANTS & LEISURE - 23.9%
Argosy Gaming Co. (a)	178,400	2,856,184
Boyd Gaming Corp. (a)	46,100	576,711
Carnival Corp.	9,300	213,621
Cosi, Inc.	154,700	324,870
Darden Restaurants, Inc.	199,900	3,560,219
Gtech Holdings Corp. (a)	146,500	4,263,150
Harrah's Entertainment, Inc. (a)	23,900	784,876
Hilton Hotels Corp.	96,700	1,062,733
International Game Technology (a)	45,700	3,591,106
Kerzner International Ltd. (a)	99,100	2,140,560
Marriott International, Inc. Class A	50,800	1,535,176
McDonald's Corp.	80,500	1,095,605
MGM Mirage, Inc. (a)	28,200	722,484
Park Place Entertainment Corp. (a)	21,000	151,200
Penn National Gaming, Inc. (a)	67,340	1,147,474
Starwood Hotels & Resorts Worldwide, Inc. unit	22,800	515,508
Wendy's International, Inc.	90,400	2,289,832
TOTAL HOTELS, RESTAURANTS & LEISURE		26,831,309
INTERNET SOFTWARE & SERVICES - 2.9%
Hotels.com Class A (a)	20,600	926,382
Overture Services, Inc. (a)	34,400	547,648
Yahoo!, Inc. (a)	82,000	1,709,700
TOTAL INTERNET SOFTWARE & SERVICES		3,183,730
LEISURE EQUIPMENT & PRODUCTS - 4.0%
Brunswick Corp.	65,500	1,237,950
Polaris Industries, Inc.	67,200	3,252,480
TOTAL LEISURE EQUIPMENT & PRODUCTS		4,490,430
MEDIA - 55.7%
AOL Time Warner, Inc. (a)	374,904	4,243,913
Belo Corp. Series A	54,400	1,172,320
Cablevision Systems Corp. - NY Group Class A (a)	314,600	5,596,734
Clear Channel Communications, Inc. (a)	130,141	4,751,448
Comcast Corp. Class A (special) (a)	299,700	8,418,572
Cox Communications, Inc. Class A (a)	62,887	1,864,600
E.W. Scripps Co. Class A	54,700	4,381,470
EchoStar Communications Corp. Class A (a)	103,200	2,717,256
Fox Entertainment Group, Inc. Class A (a)	80,300	2,146,419

	Shares	Value (Note 1)
Gannett Co., Inc.	33,400	$ 2,410,478
General Motors Corp. Class H (a)	23,000	234,370
Granite Broadcasting Corp. (non vtg.) (a)	50,300	80,480
Knight-Ridder, Inc.	29,600	1,888,776
Lee Enterprises, Inc.	101,800	3,262,690
Liberty Media Corp. Class A (a)	185,368	1,703,532
Martha Stewart Living Omnimedia, Inc. Class A (a)	485,100	3,565,485
McGraw-Hill Companies, Inc.	38,800	2,182,112
Media General, Inc. Class A	22,600	1,132,260
Omnicom Group, Inc.	52,000	2,754,960
The New York Times Co. Class A	2,700	125,442
Tribune Co.	27,800	1,246,830
Viacom, Inc. Class B (non-vtg.) (a)	177,696	6,597,852
TOTAL MEDIA		62,477,999
SOFTWARE - 5.5%
Electronic Arts, Inc. (a)	61,500	3,247,200
Take-Two Interactive Software, Inc. (a)	140,600	2,939,946
TOTAL SOFTWARE		6,187,146
TOTAL COMMON STOCKS (Cost $109,223,134)		111,605,662
Money Market Funds - 9.0%

Fidelity Cash Central Fund, 1.41% (b)	3,016,306	3,016,306
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	7,034,900	7,034,900
TOTAL MONEY MARKET FUNDS (Cost $10,051,206)		10,051,206
TOTAL INVESTMENT PORTFOLIO - 108.5% (Cost $119,274,340)		121,656,868
NET OTHER ASSETS - (8.5)%		(9,509,405)
NET ASSETS - 100%		$ 112,147,463
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $168,349,984 and $221,802,803, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37,562 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $5,963,250. The weighted average interest rate was 1.84%. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $24,380,000 of which $18,825,000 and $5,555,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $5,805,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Consumer Sector

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $6,702,640) (cost $119,274,340) - See accompanying schedule		$ 121,656,868
Cash		102,741
Receivable for investments sold		943,337
Receivable for fund shares sold		45,434
Dividends receivable		48,760
Interest receivable		3,365
Other receivables		4,844
Total assets		122,805,349

Liabilities
Payable for investments purchased	$ 3,385,766
Payable for fund shares redeemed	148,627
Accrued management fee	55,161
Other payables and accrued expenses	33,432
Collateral on securities loaned, at value	7,034,900
Total liabilities		10,657,886

Net Assets		$ 112,147,463
Net Assets consist of:
Paid in capital		$ 142,036,229
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(32,271,294)
Net unrealized appreciation (depreciation) on investments		2,382,528
Net Assets, for 2,307,472 shares outstanding		$ 112,147,463
Net Asset Value and redemption price per share ($112,147,463 ÷ 2,307,472 shares)		$ 48.60
Maximum offering price per share (100/97.00 of $48.60)		$ 50.10

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 643,325
Interest		136,354
Security lending		35,154
Total income		814,833

Expenses
Management fee	$ 826,707
Transfer agent fees	795,812
Accounting and security lending fees	94,622
Non-interested trustees' compensation	539
Custodian fees and expenses	10,389
Registration fees	29,648
Audit	41,099
Legal	978
Interest	1,222
Miscellaneous	2,678
Total expenses before reductions	1,803,694
Expense reductions	(112,808)	1,690,886
Net investment income (loss)		(876,053)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,789,435)
Foreign currency transactions	(282)
Total net realized gain (loss)		(8,789,717)
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,755,876)
Assets and liabilities in foreign currencies	290
Total change in net unrealized appreciation (depreciation)		(24,755,586)
Net gain (loss)		(33,545,303)
Net increase (decrease) in net assets resulting from operations		$ (34,421,356)
Other Information
Sales charges paid to FDC		$ 66,548
Deferred sales charges withheld by FDC		$ 12,818
Exchange fees withheld by FSC		$ 5,745

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (876,053)	$ (1,141,494)
Net realized gain (loss)	(8,789,717)	(17,125,530)
Change in net unrealized appreciation (depreciation)	(24,755,586)	(9,885,844)
Net increase (decrease) in net assets resulting from operations	(34,421,356)	(28,152,868)
Share transactions Net proceeds from sales of shares	35,521,313	154,206,043
Cost of shares redeemed	(100,057,850)	(184,903,820)
Net increase (decrease) in net assets resulting from share transactions	(64,536,537)	(30,697,777)
Redemption fees	50,793	56,980
Total increase (decrease) in net assets	(98,907,100)	(58,793,665)

Net Assets
Beginning of period	211,054,563	269,848,228
End of period	$ 112,147,463	$ 211,054,563
Other Information Shares
Sold	646,188	2,369,077
Redeemed	(1,766,686)	(3,016,032)
Net increase (decrease)	(1,120,498)	(646,955)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 61.57	$ 66.22	$ 84.73	$ 81.44	$ 62.30
Income from Investment Operations
Net investment income (loss) C	(.33)	(.29)	(.11)	(.28) D	(.27)
Net realized and unrealized gain (loss)	(12.66)	(4.37)	(8.52)	11.58	22.78
Total from investment operations	(12.99)	(4.66)	(8.63)	11.30	22.51
Distributions from net realized gain	-	-	(9.92)	(8.15)	(3.44)
Redemption fees added to paid in capital C	.02	.01	.04	.14	.07
Net asset value, end of period	$ 48.60	$ 61.57	$ 66.22	$ 84.73	$ 81.44
Total Return A, B	(21.07)%	(7.02)%	(12.04)%	13.89%	37.54%
Ratios to Average Net Assets E
Expenses before expense reductions	1.27%	1.12%	1.12%	1.15%	1.26%
Expenses net of voluntary waivers, if any	1.27%	1.12%	1.12%	1.15%	1.26%
Expenses net of all reductions	1.19%	1.09%	1.12%	1.12%	1.24%
Net investment income (loss)	(.62)%	(.46)%	(.15)%	(.32)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 112,147	$ 211,055	$ 269,848	$ 314,348	$ 346,139
Portfolio turnover rate	124%	60%	71%	120%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.04 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-14.13%	14.94%	204.22%
Select Multimedia (load adj.)	-16.70%	11.49%	195.09%
S&P 500	-22.68%	-14.08%	129.29%
GS Consumer Industries	-20.23%	-2.52%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 289 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-14.13%	2.82%	11.77%
Select Multimedia (load adj.)	-16.70%	2.20%	11.43%
S&P 500	-22.68%	-2.99%	8.65%
GS Consumer Industries	-20.23%	-0.51%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 28, 1993 and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Yahoo!, Inc.	10.4
Overture Services, Inc.	9.5
Clear Channel Communications, Inc.	9.5
Viacom, Inc. Class B (non-vtg.)	8.4
AOL Time Warner, Inc.	7.0
Liberty Media Corp. Class A	6.4
Radio One, Inc. Class D (non-vtg.)	5.0
Omnicom Group, Inc.	4.4
USA Interactive	3.5
Univision Communications, Inc. Class A	3.0
67.1
Top Industries as of February 28, 2003
% of fund's net assets
Media	71.6%
Internet Software & Services	21.0%
Internet & Catalog Retail	3.5%
Diversified Telecommunication Services	2.9%
Commercial Services & Supplies	0.7%
All Others*	0.3%

* Includes short-term investments and net other assets.

Annual Report

Multimedia Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Kennedy, Portfolio Manager of Fidelity Select Multimedia Portfolio

Q. How did the fund perform, Brian?

A. For the 12 months that ended February 28, 2003, the fund returned -14.13%. In comparison, the Standard & Poor's 500 Index returned -22.68%, while the Goldman Sachs Consumer Industries Index - an index of 289 stocks designed to measure the performance of companies in the consumer industries sector - fell 20.23%.

Q. What helped the fund outperform the Goldman Sachs benchmark?

A. Several factors contributed to the fund's outperformance. First, the Goldman Sachs index is more broadly based than the fund, with exposure to many non-media market sectors, some of which performed very poorly during the period. Second, within the media-related sectors, strong stock selection helped the fund's advertising holdings perform significantly better than those in the benchmark, which as a group fared poorly.

Q. How would you characterize the investment environment during the period?

A. Uncertainty about the economy's direction dominated the market climate, and investors vacillated between optimism that the economy would rebound and pessimism that we might be headed for a double-dip recession. Since many media stock prices are closely tied to advertising spending, perceptions of a weakening economy and falling consumer confidence were negative for the sector. More recently, heightened uncertainty surrounding military action in Iraq has further pressured the price-to-earnings multiples and prices of media stocks.

Q. What investment strategies did you use in such a volatile climate?

A. Although I focused on companies with good long-term growth prospects that I expect to perform well in any economic environment, I found that the market's volatility dictated much of my short-term strategy. For instance, turnover in the fund's holdings was higher than normal as shifting perceptions of macroeconomic trends and conditions created a need to trade defensively at times and offensively at other times as valuations shifted up and down. In July and August 2002, valuations hit historically low levels amid concerns that consumer confidence was falling and that ad spending would weaken further. However, few advertising industry fundamentals supported this thesis, and I took advantage of depressed prices to increase the fund's exposure to higher-growth media stocks. In fact, measured media advertising growth topped 7% in 2002, highlighting a healthy underlying market.

Q. What stocks enhanced the fund's performance?

A. Yahoo! delivered the biggest return. Its role as an online advertising vehicle has grown tremendously as marketers increasingly have recognized both the productivity gains and cost effectiveness inherent in online marketing. Omnicom illustrates how the fund took advantage of market volatility. During the summer, its share price fell dramatically on overall advertising market pessimism and concerns about its accounting for acquisitions. However, the fundamental story remained solid and the world's largest ad agency outperformed its peers. Getty Images, an electronic image distributor to the print advertising industry, benefited from cost-cutting initiatives that led to enhanced cash flow and strong bottom line performance.

Q. What stocks were disappointing?

A. AOL Time Warner struggled as investors focused on post-merger integration issues and an ever-changing management team. However, I continued to hold the stock due to signs of management resolve and an improved business outlook at period end. Another disappointment was Overture, an online advertising distributor. Although Overture dominates its high-growth market, the loss of major distribution agreements with Yahoo! and MSN raised concern that other key contracts might also be at risk. Covad, a broadband DSL provider, suffered a setback when the Federal Communications Commission agreed to phase out line-sharing access, under which Covad distributed its services over telecommunications lines owned by other entities.

Q. Brian, what do you see for the months ahead?

A. I have no plans to change the fund's basic strategy - selecting stocks with above-average growth characteristics, reasonable valuations and the potential to perform well regardless of the economy. Meanwhile, I'm hopeful that the market will regroup and focus on the improving media sector fundamentals we've seen develop over the past year. Accordingly, the fund is now positioned to benefit from improving advertising activity. That said, I will closely monitor macroeconomic and geopolitical events to determine whether my positive outlook is sustainable or whether a more defensive positioning is warranted.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 503

Trading symbol: FBMPX

Size: as of February 28, 2003, more than
$100 million

Manager: Brian Kennedy, since 2002; analyst, various industries, since 1997; joined Fidelity in 1997

3

Annual Report

Multimedia Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Banta Corp.	9,300	$ 264,957
infoUSA, Inc. (a)	24,100	109,173
Valassis Communications, Inc. (a)	13,800	314,364
TOTAL COMMERCIAL SERVICES & SUPPLIES		688,494
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.9%
Covad Communications Group, Inc. (a)	4,552,054	2,822,273
Primus Telecommunications Group, Inc. (a)	25,000	41,525
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		2,863,798
HOTELS, RESTAURANTS & LEISURE - 0.1%
International Game Technology (a)	1,400	110,012
INTERNET & CATALOG RETAIL - 3.5%
USA Interactive (a)	145,100	3,559,303
INTERNET SOFTWARE & SERVICES - 21.0%
DSL.net, Inc. (a)	50,000	25,500
FindWhat.com (a)	46,400	375,840
LookSmart Ltd. (a)	93,762	203,464
Overture Services, Inc. (a)	597,632	9,514,301
ValueClick, Inc. (a)	152,700	479,478
Yahoo!, Inc. (a)	499,100	10,406,236
TOTAL INTERNET SOFTWARE & SERVICES		21,004,819
IT CONSULTING & SERVICES - 0.0%
SAVVIS Communications Corp. (a)	50,000	21,500
MEDIA - 70.4%
AOL Time Warner, Inc. (a)	614,525	6,956,423
Astral Media, Inc. Class A (non-vtg.)	21,400	339,701
Belo Corp. Series A	18,700	402,985
Cablevision Systems Corp. - NY Group Class A (a)	161,555	2,874,063
Clear Channel Communications, Inc. (a)	259,826	9,486,247
Cumulus Media, Inc. Class A (a)	201,700	2,977,092
E.W. Scripps Co. Class A	32,900	2,635,290
EchoStar Communications Corp. Class A (a)	93,000	2,448,690
EMAP PLC	46,400	513,710
Emmis Communications Corp. Class A (a)	56,900	1,126,051

	Shares	Value (Note 1)
Entercom Communications Corp. Class A (a)	26,500	$ 1,225,360
Entravision Communications Corp. Class A (a)	70,000	490,000
Fox Entertainment Group, Inc. Class A (a)	90,100	2,408,373
Getty Images, Inc. (a)	44,900	1,317,815
Grupo Radio Centro SA de CV sponsored ADR (a)	8,300	15,272
Grupo Televisa SA de CV sponsored ADR (a)	27,100	655,278
Hispanic Broadcasting Corp. (a)	16,200	340,848
Lamar Advertising Co. Class A (a)	34,500	1,082,265
Liberty Media Corp. Class A (a)	700,804	6,440,389
LIN TV Corp. Class A	9,500	215,080
McGraw-Hill Companies, Inc.	5,000	281,200
News Corp. Ltd. ADR	17,100	427,500
Omnicom Group, Inc.	83,500	4,423,830
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	210,960	1,784,722
Radio One, Inc.:
Class A (a)	2,700	37,962
Class D (non-vtg.) (a)	363,200	4,990,368
Regent Communication, Inc. (a)	121,500	641,520
Salem Communications Corp. Class A (a)	18,600	440,634
Sinclair Broadcast Group, Inc. Class A (a)	45,300	395,922
Spanish Broadcasting System, Inc. Class A (a)	42,800	260,652
Television Francaise 1 SA	13,900	318,510
Trinity Mirror PLC	92,800	581,255
Univision Communications, Inc. Class A (a)	120,400	2,982,308
Viacom, Inc. Class B (non-vtg.) (a)	226,896	8,424,648
VNU NV	23,800	524,546
TOTAL MEDIA		70,466,509
TEXTILES APPAREL & LUXURY GOODS - 0.1%
Tommy Hilfiger Corp. (a)	19,000	119,130
TOTAL COMMON STOCKS (Cost $98,039,154)		98,833,565
Nonconvertible Bonds - 1.2%
Principal Amount
MEDIA - 1.2%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 8.625% 4/1/09 (Cost $1,219,586)	$ 2,600,000	1,228,500
Money Market Funds - 8.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	194,677	$ 194,677
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	8,388,000	8,388,000
TOTAL MONEY MARKET FUNDS (Cost $8,582,677)	8,582,677
TOTAL INVESTMENT PORTFOLIO - 108.5% (Cost $107,841,417)	108,644,742
NET OTHER ASSETS - (8.5)%	(8,533,744)
NET ASSETS - 100%	$ 100,110,998
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $288,419,413 and $305,259,071, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $72,478 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan outstanding amounted to $10,210,000. The weighted average interest rate was 1.86%. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $14,031,000 all of which will expire on February 28, 2010.

Consumer Sector

See accompanying notes which are an integral part of the financial statements.

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $8,182,350) (cost $107,841,417) - See accompanying schedule		$ 108,644,742
Receivable for investments sold		2,763,669
Receivable for fund shares sold		95,031
Dividends receivable		9,293
Interest receivable		92,832
Redemption fees receivable		69
Other receivables		24,585
Total assets		111,630,221

Liabilities
Payable for investments purchased	$ 1,107,450
Payable for fund shares redeemed	1,936,922
Accrued management fee	56,854
Other payables and accrued expenses	29,997
Collateral on securities loaned, at value	8,388,000
Total liabilities		11,519,223

Net Assets		$ 100,110,998
Net Assets consist of:
Paid in capital		$ 115,340,969
Undistributed net investment income		23,586
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,056,882)
Net unrealized appreciation (depreciation) on investments		803,325
Net Assets, for 3,118,392 shares outstanding		$ 100,110,998
Net Asset Value and redemption price per share ($100,110,998 ÷ 3,118,392 shares)		$ 32.10
Maximum offering price per share (100/97.00 of $32.10)		$ 33.09

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 177,232
Interest		400,030
Security lending		25,962
Total income		603,224

Expenses
Management fee	$ 650,588
Transfer agent fees	609,027
Accounting and security lending fees	77,490
Non-interested trustees' compensation	411
Custodian fees and expenses	16,270
Registration fees	36,747
Audit	40,821
Legal	910
Interest	527
Miscellaneous	1,711
Total expenses before reductions	1,434,502
Expense reductions	(180,124)	1,254,378
Net investment income (loss)		(651,154)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,090,526
Foreign currency transactions	2,391
Total net realized gain (loss)		3,092,917
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,819,513)
Assets and liabilities in foreign currencies	(3,404)
Total change in net unrealized appreciation (depreciation)		(17,822,917)
Net gain (loss)		(14,730,000)
Net increase (decrease) in net assets resulting from operations		$ (15,381,154)
Other Information
Sales charges paid to FDC		$ 177,553
Deferred sales charges withheld by FDC		$ 1,788
Exchange fees withheld by FSC		$ 7,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (651,154)	$ (789,618)
Net realized gain (loss)	3,092,917	(18,860,939)
Change in net unrealized appreciation (depreciation)	(17,822,917)	(4,629,689)
Net increase (decrease) in net assets resulting from operations	(15,381,154)	(24,280,246)
Share transactions Net proceeds from sales of shares	138,813,149	71,906,631
Cost of shares redeemed	(163,593,387)	(143,373,220)
Net increase (decrease) in net assets resulting from share transactions	(24,780,238)	(71,466,589)
Redemption fees	202,024	56,285
Total increase (decrease) in net assets	(39,959,368)	(95,690,550)

Net Assets
Beginning of period	140,070,366	235,760,916
End of period (including undistributed net investment income of $23,586 and undistributed net investment income of $0, respectively)	$ 100,110,998	$ 140,070,366
Other Information Shares
Sold	4,158,091	1,749,810
Redeemed	(4,786,847)	(3,628,715)
Net increase (decrease)	(628,756)	(1,878,905)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 37.38	$ 41.91	$ 53.39	$ 43.13	$ 33.58
Income from Investment Operations
Net investment income (loss)C	(.20)	(.18)	(.06)	(.16)	(.19)
Net realized and unrealized gain (loss)	(5.14)	(4.36)	(7.29)	11.90	11.85
Total from investment operations	(5.34)	(4.54)	(7.35)	11.74	11.66
Distributions from net realized gain	-	-	(4.16)	(1.57)	(2.19)
Redemption fees added to paid in capitalC	.06	.01	.03	.09	.08
Net asset value, end of period	$ 32.10	$ 37.38	$ 41.91	$ 53.39	$ 43.13
Total ReturnA,B	(14.13)%	(10.81)%	(13.97)%	27.62%	36.68%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.29%	1.13%	1.13%	1.17%	1.35%
Expenses net of voluntary waivers, if any	1.29%	1.13%	1.13%	1.17%	1.35%
Expenses net of all reductions	1.13%	1.10%	1.12%	1.15%	1.33%
Net investment income (loss)	(.59)%	(.46)%	(.14)%	(.32)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 100,111	$ 140,070	$ 235,761	$ 238,612	$ 159,730
Portfolio turnover rate	272%	74%	73%	76%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Retailing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Retailing	-26.28%	-12.80%	105.86%
Select Retailing (load adj.)	-28.49%	-15.41%	99.68%
S&P 500	-22.68%	-14.08%	129.29%
GS Consumer Industries	-20.23%	-2.52%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 289 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Retailing	-26.28%	-2.70%	7.49%
Select Retailing (load adj.)	-28.49%	-3.29%	7.16%
S&P 500	-22.68%	-2.99%	8.65%
GS Consumer Industries	-20.23%	-0.51%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Home Depot, Inc.	8.4
McDonald's Corp.	6.5
CVS Corp.	6.3
Wal-Mart Stores, Inc.	4.9
Lowe's Companies, Inc.	3.4
Limited Brands, Inc.	3.0
Federated Department Stores, Inc.	2.9
Gap, Inc.	2.6
Best Buy Co., Inc.	2.4
Target Corp.	2.4
42.8
Top Industries as of February 28, 2003
% of fund's net assets
Specialty Retail	42.3%
Multiline Retail	18.8%
Food & Drug Retailing	16.1%
Hotels, Restaurants & Leisure	12.6%
Textiles Apparel & Luxury Goods	2.9%
All Others*	7.3%

* Includes short-term investments and net other assets.

Annual Report

Retailing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Adam Segel became Portfolio Manager of Fidelity Select Retailing Portfolio on December 2, 2002.

Q. How did the fund perform, Adam?

A. For the 12 months that ended February 28, 2003, the fund posted a return of -26.28%. During the same period, the Goldman Sachs Consumer Industries Index - an index of 289 stocks designed to measure the performance of companies in the consumer industries sector - fell 20.23%, while the Standard & Poor's 500 Index returned -22.68%.

Q. What was the investment environment like for retail stocks?

A. A number of factors contributed to a fairly tough environment for retailers. Last summer we saw investors discounting retail stocks in anticipation of weakening consumer confidence and slower sales and earnings-per-share growth. By the fall, these expectations began unfolding. Reports of higher rates of unemployment, incrementally lower wage growth and a decline in housing turnover growth helped erode confidence.

Q. What factors contributed to the fund's underperformance of the Goldman Sachs index?

A. The fund is focused on retail stocks, which represent only about one-third of the overall consumer industries group. This small representation significantly influenced relative performance since the index benefited from its exposure to media companies - broadcasters, Internet content providers and advertisers - and consumer staples providers - household products, food and beverages. In terms of specific companies that detracted from performance, McDonald's was hurt by negative industry pricing trends and growing too fast in a potentially oversaturated market. The fund's overweighted exposure to the fast-food giant was a significant negative. While Target saw its core discount chain business remain pretty strong, its department store business remained very weak. In addition, Target's increasing credit card exposure raised investors' concerns due to problems at Sears and other retailers with collecting store charge-card debt from customers. Limited Brands hurt performance as growth failed to meet expectations amid a tough backdrop.

Q. Which positions helped performance?

A. During the period, the fund's position in apparel retailer Kohl's had a favorable impact on performance. The company's ability to rapidly grow its store base and increase its market share led to strong earnings. Gap also helped performance as new management closed underperforming stores and improved existing operations. As a steady grower, Wal-Mart made consistent gains in an uncertain environment. The company posted positive same-store sales, increased its market share and generated double-digit earnings growth.

Q. Where have you seen opportunities in the retail sector?

A. Prices of retail stocks have declined significantly over the past year. At these levels, I'm looking for compelling investment opportunities in companies with cheap valuations relative to their ability to generate cash flow. Further, companies that are growing square footage at a rapid pace while also showing positive comparable sales momentum could see strong earnings growth, which could be a nice opportunity in this market.

Q. Have you changed the makeup of the fund since taking over as portfolio manager in December 2002?

A. I haven't made major shifts in the fund's holdings. I'm very valuation-sensitive in this environment and, accordingly, I've been buying companies I feel have attractive prospects relative to their price. At the same time, I've been fairly defensive and have tried to position the fund to weather turbulence in the market. Until I see evidence that provides more visibility into an improving consumer backdrop, I feel defensive positioning makes sense.

Q. What's your outlook?

A. The changing macroeconomic backdrop and ongoing geopolitical issues help drive what is an evolving outlook. The outlook for retailers is largely based on the pace, size and duration of an economic recovery. Global stability and the relative health of the economy are typical drivers for consumer retail expenditures. At the moment, the picture is very cloudy. These dynamics have caused a great deal of angst for consumers, which in turn has greatly reduced the reliability of retail fundamental forecasts. That said, retail stock prices have declined substantially in the past 12 months and I'm looking for attractive buying opportunities based on better valuations. In addition, I'm closely monitoring a number of variables that influence retail expenditures, such as energy prices, consumer confidence, unemployment levels and housing data such as turnover and refinancing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 046

Trading symbol: FSRPX

Size: as of February 28, 2003, more than
$63 million

Manager: Adam Segel, since December 2002; manager, Fidelity Select Paper and Forest Products Portfolio, 2000-2001; analyst, various industries, since 1997; joined Fidelity in 1997

3

Annual Report

Retailing Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1)
BEVERAGES - 0.9%
Constellation Brands, Inc. Class A (a)	3,400	$ 83,742
Diageo PLC sponsored ADR	1,800	70,812
PepsiAmericas, Inc.	2,900	35,438
Pyramid Breweries, Inc.	49,500	134,640
Robert Mondavi Corp. Class A (a)	5,700	144,267
The Coca-Cola Co.	2,100	84,462
TOTAL BEVERAGES		553,361
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Franklin Covey Co. (a)	8,200	7,216
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	1,800	14,994
TOTAL COMMERCIAL SERVICES & SUPPLIES		22,210
DISTRIBUTORS - 0.0%
Handleman Co. (a)	1,200	16,920
FOOD & DRUG RETAILING - 16.1%
7-Eleven, Inc. (a)	5,200	36,556
Albertson's, Inc.	25,900	487,697
Colruyt NV	2,900	172,393
CVS Corp.	162,300	4,041,270
Duane Reade, Inc. (a)	29,800	368,030
Koninklijke Ahold NV sponsored ADR	200	740
Kroger Co. (a)	50,800	671,576
Rite Aid Corp. (a)	91,400	219,360
Ruddick Corp.	3,100	37,851
Safeway, Inc. (a)	73,100	1,453,959
SUPERVALU, Inc.	2,400	33,408
The Great Atlantic & Pacific Tea Co. (a)	10,100	47,167
Walgreen Co.	51,500	1,449,210
Whole Foods Market, Inc. (a)	13,000	663,910
Wild Oats Markets, Inc. (a)	7,900	67,387
Winn-Dixie Stores, Inc.	40,000	488,000
TOTAL FOOD & DRUG RETAILING		10,238,514
FOOD PRODUCTS - 0.0%
Central Garden & Pet Co. Class A (a)	800	18,320
HOTELS, RESTAURANTS & LEISURE - 12.6%
AFC Enterprises, Inc. (a)	1,200	19,512
Brinker International, Inc. (a)	4,600	127,512
CKE Restaurants, Inc. (a)	29,900	124,683
Darden Restaurants, Inc.	28,500	507,585
Friendly Ice Cream Corp. (a)	2,400	16,752
Garden Fresh Restaurant Corp. (a)	10,900	100,934
Jack in the Box, Inc. (a)	31,300	516,763
Krispy Kreme Doughnuts, Inc. (a)	2,300	75,555
McDonald's Corp.	301,100	4,097,971
Outback Steakhouse, Inc.	10,400	334,880
Sonic Corp. (a)	5,100	114,852
Starbucks Corp. (a)	26,500	621,425

	Shares	Value (Note 1)
Wendy's International, Inc.	43,200	$ 1,094,256
Yum! Brands, Inc. (a)	11,100	264,291
TOTAL HOTELS, RESTAURANTS & LEISURE		8,016,971
HOUSEHOLD DURABLES - 0.2%
Yankee Candle Co., Inc. (a)	7,500	123,825
INTERNET & CATALOG RETAIL - 1.8%
Coldwater Creek, Inc. (a)	59,300	710,414
Drugstore.com, Inc. (a)	11,800	33,040
J. Jill Group, Inc. (a)	33,100	341,261
School Specialty, Inc. (a)	2,100	39,459
TOTAL INTERNET & CATALOG RETAIL		1,124,174
MULTILINE RETAIL - 18.8%
99 Cents Only Stores (a)	500	11,140
Big Lots, Inc. (a)	132,000	1,458,600
BJ's Wholesale Club, Inc. (a)	15,500	216,690
Costco Wholesale Corp. (a)	21,700	662,284
Dillard's, Inc. Class A	2,300	32,085
Dollar General Corp.	19,000	197,410
Dollar Tree Stores, Inc. (a)	25,200	520,380
Duckwall-ALCO Stores, Inc. (a)	1,600	15,120
Family Dollar Stores, Inc.	5,100	143,922
Federated Department Stores, Inc. (a)	71,500	1,823,250
Fred's, Inc. Class A	4,600	112,148
Ito-Yokado Co. Ltd. sponsored ADR	500	13,440
JCPenney Co., Inc.	15,500	307,675
Nordstrom, Inc.	57,200	972,972
Pricesmart, Inc. (a)	3,300	52,371
Saks, Inc. (a)	73,400	564,446
Target Corp.	53,400	1,529,910
The Bon-Ton Stores, Inc. (a)	20,300	77,546
The May Department Stores Co.	5,100	100,062
Wal-Mart Stores, Inc.	64,900	3,119,094
TOTAL MULTILINE RETAIL		11,930,545
SPECIALTY RETAIL - 42.3%
Abercrombie & Fitch Co. Class A (a)	11,500	316,250
Advance Auto Parts, Inc. (a)	1,100	42,922
Aeropostale, Inc.	70,700	700,637
American Eagle Outfitters, Inc. (a)	5,500	79,585
AutoNation, Inc. (a)	3,300	43,659
AutoZone, Inc. (a)	100	6,580
Barnes & Noble, Inc. (a)	5,800	102,254
bebe Stores, Inc. (a)	52,700	728,841
Bed Bath & Beyond, Inc. (a)	7,400	244,496
Best Buy Co., Inc. (a)	52,750	1,533,443
Big 5 Sporting Goods Corp.	7,500	73,050
Blockbuster, Inc. Class A	22,200	339,660
Borders Group, Inc. (a)	62,800	891,760
CarMax, Inc. (a)	2,100	31,605
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - CONTINUED
Charlotte Russe Holding, Inc. (a)	7,100	$ 59,285
Charming Shoppes, Inc. (a)	9,800	28,420
Chico's FAS, Inc. (a)	16,700	301,769
Christopher & Banks Corp. (a)	20,600	293,756
Circuit City Stores, Inc. - Circuit City Group	400	1,768
Cole National Corp. Class A (a)	7,100	69,367
Finish Line, Inc. Class A (a)	13,200	163,944
Foot Locker, Inc.	49,300	502,860
Friedmans, Inc. Class A	3,900	37,791
Gadzooks, Inc. (a)	12,000	35,880
Galyan's Trading Co., Inc. (a)	3,700	38,961
Gap, Inc.	125,000	1,630,000
Guitar Center, Inc. (a)	2,400	49,008
Home Depot, Inc.	227,600	5,337,219
Hot Topic, Inc. (a)	21,500	475,150
InterTAN, Inc. (a)	16,700	83,166
Kirkland's, Inc.	32,000	348,800
Limited Brands, Inc.	160,860	1,911,017
Linens 'N Things, Inc. (a)	33,000	765,600
Lithia Motors, Inc. Class A (a)	7,000	88,200
Lowe's Companies, Inc.	55,300	2,173,290
Office Depot, Inc. (a)	84,100	987,334
PETCO Animal Supplies, Inc.	48,800	915,976
PETsMART, Inc. (a)	61,500	919,425
RadioShack Corp.	9,000	176,760
Rag Shops, Inc. (a)	5,100	15,555
Regis Corp.	12,800	298,240
Ross Stores, Inc.	3,100	106,051
Signet Group PLC sponsored ADR	500	17,560
Staples, Inc. (a)	44,200	765,102
Talbots, Inc.	8,300	206,836
The Bombay Company, Inc. (a)	2,800	13,440
The Childrens Place Retail Stores, Inc. (a)	5,800	54,926
The Game Group PLC	140,100	80,476
The Men's Wearhouse, Inc. (a)	4,600	65,320
The Pep Boys - Manny, Moe & Jack	7,000	63,210
TJX Companies, Inc.	17,100	274,797
Too, Inc. (a)	52,200	796,050
Toys 'R' Us, Inc. (a)	21,100	170,488
Ultimate Electronics, Inc. (a)	5,100	44,829
United Auto Group, Inc. (a)	3,300	36,729
Wet Seal, Inc. Class A (a)	108,000	752,760
Williams-Sonoma, Inc. (a)	24,800	577,344
Wilsons Leather Experts, Inc. (a)	14,500	55,970
TOTAL SPECIALTY RETAIL		26,925,171
TEXTILES APPAREL & LUXURY GOODS - 2.9%
Coach, Inc. (a)	200	7,146
Jones Apparel Group, Inc. (a)	16,100	456,596
Oshkosh B'Gosh, Inc. Class A	9,700	232,800
Russell Corp.	22,700	366,605

	Shares	Value (Note 1)
The Leather Factory, Inc. (a)	5,000	$ 14,550
Tommy Hilfiger Corp. (a)	68,900	432,003
Tropical Sportswear International Corp. (a)	66,300	332,826
TOTAL TEXTILES APPAREL & LUXURY GOODS		1,842,526
TOTAL COMMON STOCKS (Cost $69,861,335)		60,812,537
Money Market Funds - 11.8%

Fidelity Cash Central Fund, 1.41% (b)	2,935,934	2,935,934
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	4,562,000	4,562,000
TOTAL MONEY MARKET FUNDS (Cost $7,497,934)		7,497,934
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $77,359,269)		68,310,471
NET OTHER ASSETS - (7.4)%		(4,683,412)
NET ASSETS - 100%		$ 63,627,059
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $120,481,996 and $150,401,006, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,889 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $8,287,000 of which $2,654,000 and $5,633,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $2,466,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Consumer Sector

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $4,357,260) (cost $77,359,269) - See accompanying schedule		$ 68,310,471
Receivable for investments sold		80,182
Receivable for fund shares sold		155,555
Dividends receivable		18,091
Interest receivable		2,169
Redemption fees receivable		2
Other receivables		867
Total assets		68,567,337

Liabilities
Payable to custodian bank	$ 15,042
Payable for investments purchased	192,690
Payable for fund shares redeemed	98,401
Accrued management fee	31,239
Other payables and accrued expenses	40,906
Collateral on securities loaned, at value	4,562,000
Total liabilities		4,940,278

Net Assets		$ 63,627,059
Net Assets consist of:
Paid in capital		$ 84,196,691
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,520,834)
Net unrealized appreciation (depreciation) on investments		(9,048,798)
Net Assets, for 2,071,202 shares outstanding		$ 63,627,059
Net Asset Value and redemption price per share ($63,627,059 ÷ 2,071,202 shares)		$ 30.72
Maximum offering price per share (100/97.00 of $30.72)		$ 31.67

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 296,702
Interest		147,676
Security lending		11,546
Total income		455,924

Expenses
Management fee	$ 513,501
Transfer agent fees	496,073
Accounting and security lending fees	68,016
Non-interested trustees' compensation	332
Custodian fees and expenses	11,336
Registration fees	30,094
Audit	40,456
Legal	560
Miscellaneous	1,495
Total expenses before reductions	1,161,863
Expense reductions	(55,359)	1,106,504
Net investment income (loss)		(650,580)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,614,394)
Foreign currency transactions	(4,918)
Total net realized gain (loss)		(5,619,312)
Change in net unrealized appreciation (depreciation) on investment securities		(20,126,539)
Net gain (loss)		(25,745,851)
Net increase (decrease) in net assets resulting from operations		$ (26,396,431)
Other Information
Sales charges paid to FDC		$ 96,257
Deferred sales charges withheld by FDC		$ 920
Exchange fees withheld by FSC		$ 10,553

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (650,580)	$ (450,641)
Net realized gain (loss)	(5,619,312)	(5,310,953)
Change in net unrealized appreciation (depreciation)	(20,126,539)	(1,030,543)
Net increase (decrease) in net assets resulting from operations	(26,396,431)	(6,792,137)
Distributions to shareholders from net realized gain	-	(2,696,929)
Share transactions Net proceeds from sales of shares	102,704,962	141,565,060
Reinvestment of distributions	-	2,576,799
Cost of shares redeemed	(139,947,963)	(104,512,739)
Net increase (decrease) in net assets resulting from share transactions	(37,243,001)	39,629,120
Redemption fees	72,373	166,387
Total increase (decrease) in net assets	(63,567,059)	30,306,441

Net Assets
Beginning of period	127,194,118	96,887,677
End of period	$ 63,627,059	$ 127,194,118
Other Information Shares
Sold	2,655,580	3,356,173
Issued in reinvestment of distributions	-	62,941
Redeemed	(3,636,899)	(2,457,308)
Net increase (decrease)	(981,319)	961,806

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 41.67	$ 46.34	$ 50.42	$ 67.50	$ 50.04
Income from Investment Operations
Net investment income (loss) C	(.28)	(.23)	(.25)	(.39)	(.28)
Net realized and unrealized gain (loss)	(10.70)	(3.05)	3.15	(6.72)	18.27
Total from investment operations	(10.98)	(3.28)	2.90	(7.11)	17.99
Distributions from net realized gain	-	(1.47)	(7.18)	(10.13)	(.39)
Distributions in excess of net realized gain	-	-	-	-	(.30)
Total distributions	-	(1.47)	(7.18)	(10.13)	(.69)
Redemption fees added to paid in capital C	.03	.08	.20	.16	.16
Net asset value, end of period	$ 30.72	$ 41.67	$ 46.34	$ 50.42	$ 67.50
Total Return A,B	(26.28)%	(6.85)%	5.77%	(12.15)%	36.66%
Ratios to Average Net Assets D
Expenses before expense reductions	1.32%	1.29%	1.36%	1.25%	1.25%
Expenses net of voluntary waivers, if any	1.32%	1.29%	1.36%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.16%	1.29%	1.20%	1.22%
Net investment income (loss)	(.74)%	(.54)%	(.51)%	(.60)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,627	$ 127,194	$ 96,888	$ 75,822	$ 337,513
Portfolio turnover rate	149%	280%	278%	88%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Air Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	-40.16%	-0.77%	135.60%
Select Air Transportation (load adj.)	-41.96%	-3.75%	128.53%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	-40.16%	-0.15%	8.95%
Select Air Transportation (load adj.)	-41.96%	-0.76%	8.62%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
United Parcel Service, Inc. Class B	8.9
FedEx Corp.	8.3
Southwest Airlines Co.	7.5
Expeditors International of Washington, Inc.	7.1
Lockheed Martin Corp.	6.5
JetBlue Airways Corp.	6.3
C.H. Robinson Worldwide, Inc.	4.5
Goodrich Corp.	4.4
United Technologies Corp.	4.4
Ryanair Holdings PLC sponsored ADR	4.2
62.1
Top Industries as of February 28, 2003
% of fund's net assets
Aerospace & Defense	29.5%
Air Freight & Logistics	28.8%
Airlines	28.5%
Commercial Services & Supplies	3.2%
Oil & Gas	3.0%
All Others*	7.0%

* Includes short-term investments and net other assets.

Annual Report

Air Transportation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Heather Lawrence, Portfolio Manager of Fidelity Select Air Transportation Portfolio

Q. How did the fund perform, Heather?

A. For the 12 months ending February 28, 2003, the fund was down 40.16%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%, while the Standard & Poor's 500 Index declined 22.68%.

Q. Why did the fund underperform the Goldman Sachs index?

A. The three major air transportation industries are airlines, airfreight and aerospace. Two of these groups - airlines and aerospace - made up more than two-thirds of the fund's net assets on average during the past year, and both industries performed quite poorly as business conditions deteriorated. Airfreight stocks, on the other hand, held up much better, but represented only about 17% of the fund's exposure on average. At the same time, stocks in several other cyclical industries that were included in the Goldman Sachs index also outperformed the airline and aerospace groups.

Q. Can you describe the pressures facing the airline industry?

A. Generally speaking, airline profitability fell apart after September 11, 2001. In the spring of 2002, several airlines began adding back seating capacity that had been cut due to slower demand immediately after the terrorist attacks on 9/11. Unfortunately, airline travel demand did not come back as the airlines had anticipated, causing further downward pressure on pricing, lower profits and poor stock performance. Airlines operate with high fixed costs, such as labor union contracts, which are difficult to reduce amid a poor business climate. Making matters more difficult, fuel costs rose significantly, as did expenses for federally mandated security measures.

Q. What was your strategy with respect to airline stocks?

A. Since taking over the fund in August 2002, I've consolidated the fund's airline holdings, keeping companies that had low debt levels and good liquidity, such as Southwest and Delta, while eliminating positions in those with greater financial burdens, such as Continental and AMR - the parent of American Airlines. I maintained sizable positions in low-cost carriers, including JetBlue Airways and Ireland-based Ryanair Holdings, because these smaller airlines had improving fundamentals and lower fixed costs. Unfortunately, although JetBlue and Ryanair rose 43% and 20%, respectively, investors generally showed little discretion elsewhere among the airline group, and most of the fund's other holdings performed poorly. Southwest, Continental, Delta, AMR and Northwest were significant detractors during the past 12 months. AMR, Continental and Delta fared worse than others, primarily because the cost structures of these companies were higher.

Q. What other strategies did you pursue?

A. I increased the fund's exposure to the airfreight industry, one of the few bright spots in the fund. Our collective holdings in the group rose more than 11%, while those in the index fell nearly 4%. The fund's top performer, Expeditors International of Washington, benefited from a labor union strike at ports on the West Coast. Expeditors was well-positioned for the strike, having booked a sufficient amount of cargo planes at relatively low costs well in advance. When the strike occurred, demand for airline shipping increased and the supply of space in the airline cargo market virtually evaporated, putting Expeditors in a very commanding position. Another solid performer, United Parcel Service, owned a large fleet of cargo planes and similarly benefited from higher demand for airfreight services. Other holdings, such as FedEx and C.H. Robinson Worldwide, also delivered positive returns.

Q. What factors hurt aerospace stocks?

A. Aerospace manufacturers suffered from the eroding profitability of the airline industry. Faced with the challenge of reducing costs amid declining revenues, few airlines were willing to place orders or accept options to purchase new planes. Many airlines deferred plane orders from aerospace manufacturers into future years, so the demand outlook for orders remained weak and aerospace stocks suffered. Two notable detractors for the fund were Boeing and Goodrich.

Q. What's your outlook for air transportation stocks, Heather?

A. The performance of air transportation stocks will depend partly on the outcome of escalating tensions in the Middle East, which has raised the level of investor uncertainty about the entire stock market. Given the problems facing the airlines that I mentioned earlier, I expect there to be some substantial changes in the industry in the years ahead, and therefore it will be important to be nimble with the portfolio going forward. Of course, a sustained economic recovery could boost business and provide a healthier backdrop for stocks in the air transportation industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 034

Trading symbol: FSAIX

Size: as of February 28, 2003, more than
$23 million

Manager: Heather Lawrence, since 2002; manager, Fidelity Select Transportation Portfolio, since 2001; analyst, airline, railroad and airfreight industries, since 2001; joined Fidelity in 2000

3

Annual Report

Air Transportation Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 29.5%
Boeing Co.	16,600	$ 457,496
Bombardier, Inc. Class B (sub. vtg.)	79,300	253,790
General Dynamics Corp.	15,400	912,604
Goodrich Corp.	67,400	1,035,938
Honeywell International, Inc.	37,000	846,930
Lockheed Martin Corp.	33,400	1,527,048
Precision Castparts Corp.	35,600	840,160
United Technologies Corp.	17,600	1,031,008
TOTAL AEROSPACE & DEFENSE		6,904,974
AIR FREIGHT & LOGISTICS - 28.8%
C.H. Robinson Worldwide, Inc.	34,300	1,053,353
Expeditors International of Washington, Inc.	49,000	1,675,310
FedEx Corp.	37,800	1,942,920
United Parcel Service, Inc. Class B	36,100	2,077,193
TOTAL AIR FREIGHT & LOGISTICS		6,748,776
AIRLINES - 28.5%
Alaska Air Group, Inc. (a)	24,900	451,935
Atlantic Coast Airlines Holdings, Inc. (a)	20,300	127,890
Delta Air Lines, Inc.	113,100	950,040
Frontier Airlines, Inc. (a)	27,100	113,820
JetBlue Airways Corp.	55,750	1,469,570
Northwest Airlines Corp. (a)	117,800	698,554
Ryanair Holdings PLC sponsored ADR (a)	26,000	993,200
SkyWest, Inc.	11,800	105,610
Southwest Airlines Co.	146,225	1,764,936
TOTAL AIRLINES		6,675,555
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Pittston Co. - Brinks Group	11,600	164,372
Sabre Holdings Corp. Class A (a)	35,900	594,504
TOTAL COMMERCIAL SERVICES & SUPPLIES		758,876
CONTAINERS & PACKAGING - 0.1%
Smurfit-Stone Container Corp. (a)	1,800	23,832
INDUSTRIAL CONGLOMERATES - 0.4%
Tyco International Ltd.	6,100	90,280
OIL & GAS - 3.0%
Knightsbridge Tankers Ltd.	27,000	371,250
Tsakos Energy Navigation Ltd.	25,500	326,400
TOTAL OIL & GAS		697,650
PAPER & FOREST PRODUCTS - 0.1%
Bowater, Inc.	900	34,155
TOTAL COMMON STOCKS (Cost $24,053,922)		21,934,098
Money Market Funds - 10.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	1,454,248	$ 1,454,248
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	1,010,100	1,010,100
TOTAL MONEY MARKET FUNDS (Cost $2,464,348)		2,464,348
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $26,518,270)		24,398,446
NET OTHER ASSETS - (4.1)%		(958,738)
NET ASSETS - 100%		$ 23,439,708
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $21,042,090 and $40,486,909, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,592 for the period.
Income Tax Information
The fund hereby designates approximately $484,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2003, the fund had a capital loss carryforward of approximately $9,727,000 all of which will expire on February 28, 2011.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $989,380) (cost $26,518,270) - See accompanying schedule		$ 24,398,446
Receivable for investments sold		266,223
Receivable for fund shares sold		34,071
Dividends receivable		44,148
Interest receivable		1,232
Other receivables		459
Total assets		24,744,579

Liabilities
Payable to custodian bank	$ 5,292
Payable for investments purchased	222,808
Payable for fund shares redeemed	17,174
Accrued management fee	11,960
Other payables and accrued expenses	37,537
Collateral on securities loaned, at value	1,010,100
Total liabilities		1,304,871

Net Assets		$ 23,439,708
Net Assets consist of:
Paid in capital		$ 35,461,662
Undistributed net investment income		1,626
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,903,949)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,119,631)
Net Assets, for 1,197,033 shares outstanding		$ 23,439,708
Net Asset Value and redemption price per share ($23,439,708 ÷ 1,197,033 shares)		$ 19.58
Maximum offering price per share (100/97.00 of $19.58)		$ 20.19

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 276,560
Interest		39,777
Security lending		18,067
Total income		334,404

Expenses
Management fee	$ 228,195
Transfer agent fees	275,154
Accounting and security lending fees	61,032
Non-interested trustees' compensation	150
Custodian fees and expenses	8,002
Registration fees	26,252
Audit	40,298
Legal	214
Miscellaneous	854
Total expenses before reductions	640,151
Expense reductions	(20,903)	619,248
Net investment income (loss)		(284,844)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(8,776,370)
Foreign currency transactions	2,842
Total net realized gain (loss)		(8,773,528)
Change in net unrealized appreciation (depreciation) on: Investment securities	(10,774,709)
Assets and liabilities in foreign currencies	203
Total change in net unrealized appreciation (depreciation)		(10,774,506)
Net gain (loss)		(19,548,034)
Net increase (decrease) in net assets resulting from operations		$ (19,832,878)
Other Information
Sales charges paid to FDC		$ 79,167
Deferred sales charges withheld by FDC		$ 461
Exchange fees withheld by FSC		$ 2,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (284,844)	$ (109,905)
Net realized gain (loss)	(8,773,528)	118,671
Change in net unrealized appreciation (depreciation)	(10,774,506)	23,754
Net increase (decrease) in net assets resulting from operations	(19,832,878)	32,520
Distributions to shareholders from net realized gain	(483,018)	(1,972,456)
Share transactions Net proceeds from sales of shares	28,138,992	79,720,585
Reinvestment of distributions	469,085	1,909,250
Cost of shares redeemed	(51,993,684)	(60,620,884)
Net increase (decrease) in net assets resulting from share transactions	(23,385,607)	21,008,951
Redemption fees	54,521	65,787
Total increase (decrease) in net assets	(43,646,982)	19,134,802

Net Assets
Beginning of period	67,086,690	47,951,888
End of period (including undistributed net investment income of $1,626 and $0, respectively)	$ 23,439,708	$ 67,086,690
Other Information Shares
Sold	994,634	2,560,760
Issued in reinvestment of distributions	14,193	60,324
Redeemed	(1,847,123)	(1,937,137)
Net increase (decrease)	(838,296)	683,947

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 32.96	$ 35.48	$ 26.45	$ 27.76	$ 26.86
Income from Investment Operations
Net investment income (loss) C	(.19)	(.08)	(.04)	(.15)	(.14)
Net realized and unrealized gain (loss)	(12.99)	(.88) D	12.62	2.59	1.06
Total from investment operations	(13.18)	(.96)	12.58	2.44	.92
Distributions from net realized gain	(.24)	(1.61)	(3.68)	(3.88)	(.21)
Redemption fees added to paid in capital C	.04	.05	.13	.13	.19
Net asset value, end of period	$ 19.58	$ 32.96	$ 35.48	$ 26.45	$ 27.76
Total Return A,B	(40.16)%	(2.38)%	50.37%	8.50%	4.11%
Ratios to Average Net Assets E
Expenses before expense reductions	1.63%	1.43%	1.34%	1.40%	1.35%
Expenses net of voluntary waivers, if any	1.63%	1.43%	1.34%	1.40%	1.35%
Expenses net of all reductions	1.58%	1.38%	1.30%	1.35%	1.27%
Net investment income (loss)	(.73)%	(.24)%	(.11)%	(.48)%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,440	$ 67,087	$ 47,952	$ 24,463	$ 65,949
Portfolio turnover rate	56%	117%	198%	252%	260%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Automotive Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Automotive	-17.97%	-16.42%	55.42%
Select Automotive (load adj.)	-20.43%	-18.93%	50.75%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Automotive	-17.97%	-3.52%	4.51%
Select Automotive (load adj.)	-20.43%	-4.11%	4.19%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Navistar International Corp.	12.6
Honda Motor Co. Ltd.	7.8
Toyota Motor Corp.	7.2
Eaton Corp.	7.1
Monro Muffler Brake, Inc.	7.1
Lithia Motors, Inc. Class A	4.9
PACCAR, Inc.	5.0
SPX Corp.	3.7
Northrop Grumman Corp.	3.1
Johnson Controls, Inc.	2.8
61.3
Top Industries as of February 28, 2003
% of fund's net assets
Machinery	35.0%
Automobiles	21.8%
Auto Components	15.4%
Specialty Retail	15.4%
Household Durables	3.1%
All Others*	9.3%

* Includes short-term investments and net other assets.

Annual Report

Automotive Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Robert Bao became Portfolio Manager of Fidelity Select Automotive Portfolio on January 1, 2003.

Q. How did the fund perform, Robert?

A. While the fund declined during the period, it did manage to outperform its benchmarks. For the 12 months that ended February 28, 2003, the fund returned -17.97%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%, while the Standard & Poor's 500 Index declined 22.68%.

Q. What enabled you to outperform both the cyclicals index and the broader market?

A. The automotive sector was somewhat more resilient during the period than the market overall, in large measure because of the relative strength of consumer spending. Low interest rates and competitive pricing pressure among auto manufacturers combined to create an environment of extraordinary affordability for consumers for most of the period. The portfolio was tilted more in favor of consumer discretionary stocks than those in the industrial arena. This positioning generally worked to the fund's advantage since it was the automotive retailers that benefited most from this environment of vehicle affordability, while the auto manufacturers got stuck with the bill for the associated costs.

Q. You've managed the fund for only a couple of months. Have you made any significant structural changes since taking over?

A. The overall themes haven't changed that much. The one move I did make was to trim back slightly on the fund's exposure to the heavy truck industry, and in particular to Navistar International, where there was a large overweighted position. Heavy trucking operates on a different economic cycle than the automobile industry. While auto sales have been robust over the past four years, the heavy truck industry has had multiple down years. At some point in the future, as the economy regains momentum and as trucking companies begin to upgrade aging fleets, sales will start to turn up in this segment. The fortunes of Navistar are especially tied to this cycle in the trucking industry, and I pared back the overweighted position in that stock by a bit because I was not sure of the timing of truck cycle.

Q. What were the stocks that did the most to help fund performance?

A. Select auto parts manufacturers and aftermarket retailers provided positive contributions as earnings for companies in these businesses increased along with the rising volume of older cars on the road today. Monro Muffler, for example, rode this trend, as did AutoZone, which is one of the top players in the do-it-yourself auto care market. American Axle & Manufacturing Holdings, which is a primary supplier of axles and chassis parts for General Motors, also showed strong performance. Pennzoil-
Quaker State - the manufacturer of motor oils and other auto products - performed well, particularly on the news of its pending acquisition by Royal Dutch/Shell, which was consummated last fall. The fund also benefited from its large holdings in Honda and Toyota, the Japanese automakers, which turned in strong sales during the period.

Q. Which individual holdings were the biggest detractors?

A. Navistar, the heavy truck manufacturer, was the biggest disappointment. As I mentioned earlier, company earnings suffered from weak demand for new trucks. Another disappointment was Delphi, a diversified auto parts supplier, whose stock fell on investor concerns about its unfunded pension liabilities. Car dealerships Sonic Automotive and Lithia Motors both hurt performance, especially late in the period as a result of slowing vehicle sales and high inventories. Snap-On, a strong performer previously, saw its earnings and price multiples fall on sluggish economic growth and weakening demand from auto mechanics for its tools and diagnostic equipment.

Q. What's your near-term outlook for the automotive sector?

A. There remains a good deal of economic uncertainty on the near-term horizon and, as a result, I'm cautious in my outlook. I do not believe there is a lot to suggest that automobile sales will resume their previously high levels; therefore, I believe that original equipment manufacturers and parts suppliers may be under some pressure. I'm now a bit more bullish on the heavy truck industry, because I believe that at some point in the future the truck cycle will turn and transporters will begin to upgrade their aging fleets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 502

Trading symbol: FSAVX

Size: as of February 28, 2003, more than
$15 million

Manager: Robert Bao, since January 2003; manager, Fidelity Select Construction and Housing Portfolio, since 2002; Fidelity Select Environmental Portfolio, 2002-2003; research analyst, since 1997; joined Fidelity in 1997

3

Annual Report

Automotive Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.1%
Northrop Grumman Corp.	5,397	$ 467,920
AUTO COMPONENTS - 15.4%
American Axle & Manufacturing Holdings, Inc. (a)	13,300	314,545
ArvinMeritor, Inc.	15,000	229,200
BorgWarner, Inc.	5,500	287,210
Delphi Corp.	24,024	185,706
Gentex Corp. (a)	9,600	258,048
Johnson Controls, Inc.	5,450	424,882
Keystone Automotive Industries, Inc. (a)	22,800	378,480
Lear Corp. (a)	3,100	117,738
Modine Manufacturing Co.	2,200	33,726
Superior Industries International, Inc.	3,200	123,968
TOTAL AUTO COMPONENTS		2,353,503
AUTOMOBILES - 21.8%
Coachmen Industries, Inc.	21,200	231,080
General Motors Corp.	10,500	354,585
Honda Motor Co. Ltd.	32,200	1,183,028
Monaco Coach Corp. (a)	5,700	63,384
Thor Industries, Inc.	9,200	236,348
Toyota Motor Corp.	46,100	1,094,414
Winnebago Industries, Inc.	5,600	164,360
TOTAL AUTOMOBILES		3,327,199
DISTRIBUTORS - 1.8%
Genuine Parts Co.	9,300	267,840
HOUSEHOLD DURABLES - 3.1%
Fleetwood Enterprises, Inc. (a)	39,900	161,595
Snap-On, Inc.	12,350	308,627
TOTAL HOUSEHOLD DURABLES		470,222
MACHINERY - 35.0%
Actuant Corp. Class A (a)	9,100	336,700
Donaldson Co., Inc.	5,300	184,705
Eaton Corp.	15,250	1,081,988
Kennametal, Inc.	8,701	260,334
Navistar International Corp. (a)	81,394	1,923,339
Oshkosh Truck Co.	1,800	109,980
PACCAR, Inc.	15,650	751,513
SPX Corp. (a)	15,500	563,890
Volvo AB ADR Class B	7,100	125,670
TOTAL MACHINERY		5,338,119

	Shares	Value (Note 1)
ROAD & RAIL - 0.9%
P.A.M. Transportation Services, Inc. (a)	300	$ 6,705
USFreightways Corp.	5,700	138,567
TOTAL ROAD & RAIL		145,272
SPECIALTY RETAIL - 15.4%
AutoZone, Inc. (a)	4,300	282,940
Lithia Motors, Inc. Class A (a)	59,900	754,740
Monro Muffler Brake, Inc. (a)	53,253	1,080,503
Sonic Automotive, Inc. Class A (a)	6,145	93,527
United Auto Group, Inc. (a)	11,900	132,447
TOTAL SPECIALTY RETAIL		2,344,157
TOTAL COMMON STOCKS (Cost $15,622,282)		14,714,232
Money Market Funds - 21.0%

Fidelity Cash Central Fund, 1.41% (b)	547,039	547,039
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	2,648,100	2,648,100
TOTAL MONEY MARKET FUNDS (Cost $3,195,139)		3,195,139
TOTAL INVESTMENT PORTFOLIO - 117.5% (Cost $18,817,421)		17,909,371
NET OTHER ASSETS - (17.5)%		(2,668,010)
NET ASSETS - 100%		$ 15,241,361
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $66,378,977 and $67,775,585, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $16,720 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.2%
Japan	15.0
Others (individually less than 1%)	0.8
100.0%
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $11,269,000 of which $1,009,000, $6,470,000, $947,000, $1,664,000 and $1,179,000 will expire on February 28, 2007, February 29, 2008, February 28, 2009, February 28, 2010, February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $1,740,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Cyclicals Sector

See accompanying notes which are an integral part of the financial statements.

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $2,520,479) (cost $18,817,421) - See accompanying schedule		$ 17,909,371
Cash		4,384
Receivable for fund shares sold		13,696
Dividends receivable		19,474
Interest receivable		275
Other receivables		413
Total assets		17,947,613

Liabilities
Payable for fund shares redeemed	15,076
Accrued management fee	7,711
Other payables and accrued expenses	35,365
Collateral on securities loaned, at value	2,648,100
Total liabilities		2,706,252

Net Assets		$ 15,241,361
Net Assets consist of:
Paid in capital		$ 29,316,844
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,167,441)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(908,042)
Net Assets, for 716,713 shares outstanding		$ 15,241,361
Net Asset Value and redemption price per share ($15,241,361 ÷ 716,713 shares)		$ 21.27
Maximum offering price per share (100/97.00 of $21.27)		$ 21.93

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 345,542
Interest		37,341
Security lending		5,020
Total income		387,903

Expenses
Management fee	$ 194,335
Transfer agent fees	227,403
Accounting and security lending fees	60,766
Non-interested trustees' compensation	121
Custodian fees and expenses	19,417
Registration fees	32,540
Audit	40,160
Legal	157
Miscellaneous	488
Total expenses before reductions	575,387
Expense reductions	(12,033)	563,354
Net investment income (loss)		(175,451)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,887,605)
Foreign currency transactions	(55)
Total net realized gain (loss)		(2,887,660)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,714,459)
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation (depreciation)		(4,714,469)
Net gain (loss)		(7,602,129)
Net increase (decrease) in net assets resulting from operations		$ (7,777,580)
Other Information
Sales charges paid to FDC		$ 140,814
Deferred sales charges withheld by FDC		$ 302
Exchange fees withheld by FSC		$ 2,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (175,451)	$ (37,900)
Net realized gain (loss)	(2,887,660)	(1,763,722)
Change in net unrealized appreciation (depreciation)	(4,714,469)	3,287,234
Net increase (decrease) in net assets resulting from operations	(7,777,580)	1,485,612
Share transactions Net proceeds from sales of shares	75,730,395	58,208,834
Cost of shares redeemed	(80,473,103)	(43,157,473)
Net increase (decrease) in net assets resulting from share transactions	(4,742,708)	15,051,361
Redemption fees	73,960	70,703
Total increase (decrease) in net assets	(12,446,328)	16,607,676

Net Assets
Beginning of period	27,687,689	11,080,013
End of period	$ 15,241,361	$ 27,687,689
Other Information Shares
Sold	2,822,555	2,494,389
Redeemed	(3,173,424)	(1,959,441)
Net increase (decrease)	(350,869)	534,948

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 25.93	$ 20.80	$ 19.23	$ 23.28	$ 27.50
Income from Investment Operations
Net investment income (loss) C	(.13)	(.05)	(.14)	(.12)	.03
Net realized and unrealized gain (loss)	(4.59)	5.10	1.65	(4.01)	(2.09)
Total from investment operations	(4.72)	5.05	1.51	(4.13)	(2.06)
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	-	-	-	-	(2.17)
Total distributions	-	-	-	-	(2.18)
Redemption fees added to paid in capital C	.06	.08	.06	.08	.02
Net asset value, end of period	$ 21.27	$ 25.93	$ 20.80	$ 19.23	$ 23.28
Total Return A, B	(17.97)%	24.66%	8.16%	(17.40)%	(8.52)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.71%	1.90%	2.44%	1.94%	1.45%
Expenses net of voluntary waivers, if any	1.71%	1.90%	2.44%	1.94%	1.45%
Expenses net of all reductions	1.68%	1.87%	2.43%	1.91%	1.41%
Net investment income (loss)	(.52)%	(.20)%	(.65)%	(.49)%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,241	$ 27,688	$ 11,080	$ 10,561	$ 64,541
Portfolio turnover rate	217%	180%	166%	29%	96%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Chemicals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	-13.49%	-5.02%	126.12%
Select Chemicals (load adj.)	-16.08%	-7.87%	119.34%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	-13.49%	-1.03%	8.50%
Select Chemicals (load adj.)	-16.08%	-1.63%	8.17%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Dow Chemical Co.	12.2
3M Co.	11.8
Praxair, Inc.	10.5
Lyondell Chemical Co.	8.0
Millennium Chemicals, Inc.	6.3
Olin Corp.	4.6
Cytec Industries, Inc.	4.4
PPG Industries, Inc.	4.4
Georgia Gulf Corp.	3.7
Albemarle Corp.	3.3
69.2
Top Industries as of February 28, 2003
% of fund's net assets
Chemicals	76.6%
Industrial Conglomerates	13.1%
Leisure Equipment & Products	2.6%
Food Products	1.4%
Oil & Gas	1.0%
All Others*	5.3%

* Includes short-term investments and net other assets.

Annual Report

Chemicals Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Roth, Portfolio Manager of Fidelity Select Chemicals Portfolio

Q. How did the fund perform, John?

A. For the 12-month period that ended February 28, 2003, the fund declined 13.49%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 22.68% during the same time period.

Q. Why did the fund outperform its benchmarks by such a wide margin?

A. At the beginning of the period, we saw an improvement in chemical company fundamentals, with capacity utilization rates edging up as demand began to recover and customers started to restock inventories. This increased activity had a positive impact on chemical stocks, which had significant leverage to an improving economy. As a result of these improving supply and demand conditions, they generally performed better than many other sectors of the market. Compared to the fund, the Goldman Sachs index invests in a much broader group of cyclical stocks, some of whose investment characteristics were not as good and whose valuations did not recover as much as those of the stocks held by the fund. The S&P 500 index invests in an even wider range of stocks and sectors whose fundamentals continued to fall, particularly within technology, as tech spending declined much faster than overall economic growth.

Q. What was your strategy in this volatile environment?

A. Early in the period, I found good opportunities in specialty chemical companies whose fundamentals were improving because they were leveraged to areas of the economy that performed well. Later, I bought more commodity chemical companies, which benefited from increased demand and tighter supply. I continued to add commodity chemical producers even as conditions deteriorated late in the year. I did so because I believed limited investment in new capacity by the industry could make their supply and demand fundamentals attractive in the future, potentially leading to greater pricing power. Finally, I worked with Fidelity's global research team to find the best opportunities for the fund overseas, and found tremendous demand for petrochemicals in China. I bought Sinopec and pure play commodity chemical companies operating there and, as a result, the fund owned a higher component of international stocks at period end.

Q. What stocks helped the fund's performance?

A. 3M, the fund's second-largest holding at period end, continued to create value and improve its earnings growth and returns on capital, driven by enhanced productivity, growth initiatives and an ambitious restructuring plan. Cytec Industries, a specialty chemical company, sells products to the commercial airline industry. After the terrorist attacks of September 11, its stock was under a great deal of pressure and the valuation became very attractive. When later investors realized that Cytec's business was diverse enough to withstand a downturn in the airline industry, the stock performed well. I also added Sinopec later in the period to increase exposure to rapid growth in Asia, and the stock performed well.

Q. What holdings detracted from the fund's performance?

A. Dow Chemical, the fund's largest holding at the end of the period and one of the world's largest chemical companies, ran into difficulties when raw material prices climbed and demand for its products slowed during the second half of the period, cutting into its earnings. Englehard, a specialty chemical company that makes components for autos and trucks, encountered difficulties after its operating results began to show signs of deterioration due to increased competition. I sold this stock from the fund's portfolio. PolyOne ran into problems because it had too much debt during the downturn and was forced to cut its stock dividend and sell assets to shore up its balance sheet, putting pressure on its stock price.

Q. What's your outlook for the fund, John?

A. I'm optimistic about the prospects for chemical stocks, and for commodity companies in particular, due to their healthy dividends and upside in an improving economy. I'm also encouraged by the discipline in capital spending shown by this industry, and by the slowdown in capacity growth globally. Although demand slowed from time to time, it's up overall and the industry is focused on increasing free cash flow and improving return on invested capital. In my opinion, valuations for most of this sector are still attractive. These signs all point to a more positive environment for chemical stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 069

Trading symbol: FSCHX

Size: as of February 28, 2003, more than
$28 million

Manager: John Roth, since 2002; manager, Fidelity Select Utilities Growth Portfolio, 1999-2002; analyst, various industries, since 1998; joined Fidelity in 1998

3

Annual Report

Chemicals Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1)
CHEMICALS - 76.6%
Air Products & Chemicals, Inc.	1,300	$ 50,388
Airgas, Inc. (a)	14,500	253,750
Albemarle Corp.	38,700	947,763
Arch Chemicals, Inc.	19,650	324,618
BASF AG sponsored ADR	6,500	237,770
Celanese AG (a)	3,500	69,650
Cytec Industries, Inc. (a)	43,100	1,247,745
Dow Chemical Co.	127,000	3,467,101
Eastman Chemical Co.	13,200	424,908
Ferro Corp.	22,900	486,854
Georgia Gulf Corp.	55,612	1,058,852
Great Lakes Chemical Corp.	8,800	185,592
IMC Global, Inc.	37,400	329,494
Lyondell Chemical Co.	191,400	2,279,574
Methanex Corp.	7,600	70,664
Millennium Chemicals, Inc.	162,700	1,776,684
NOVA Chemicals Corp.	23,100	416,180
Olin Corp.	78,500	1,295,250
PolyOne Corp.	178,400	683,272
PPG Industries, Inc.	26,700	1,238,880
Praxair, Inc.	56,480	2,984,968
Rohm & Haas Co.	27,800	793,412
Sinopec Shanghai Petrochemical Co. Ltd. sponsored ADR (a)	27,000	448,200
Solutia, Inc.	133,200	356,976
Spartech Corp.	15,400	263,340
TOTAL CHEMICALS		21,691,885
FOOD PRODUCTS - 1.4%
Delta & Pine Land Co.	20,100	396,975
INDUSTRIAL CONGLOMERATES - 13.1%
3M Co.	26,700	3,347,379
General Electric Co.	9,300	223,665
Tyco International Ltd.	9,400	139,120
TOTAL INDUSTRIAL CONGLOMERATES		3,710,164
LEISURE EQUIPMENT & PRODUCTS - 2.6%
SCP Pool Corp. (a)	27,300	748,020
OIL & GAS - 1.0%
China Petroleum & Chemical Corp. sponsored ADR	15,400	291,214
TOTAL COMMON STOCKS (Cost $27,858,025)		26,838,258
Money Market Funds - 5.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b) (Cost $1,572,390)	1,572,390	$ 1,572,390
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $29,430,415)		28,410,648
NET OTHER ASSETS - (0.3)%		(71,716)
NET ASSETS - 100%		$ 28,338,932
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $42,986,811 and $44,762,884, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,957 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $2,985,000 all of which will expire on February 28, 2011.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $1,052,000 of losses recognized during the period November 1, 2002 to February 28, 2003.
The fund hereby designates approximately $135,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (cost $29,430,415) - See accompanying schedule		$ 28,410,648
Cash		612
Receivable for fund shares sold		21,519
Dividends receivable		119,975
Interest receivable		374
Other receivables		96
Total assets		28,553,224

Liabilities
Payable for investments purchased	$ 71,125
Payable for fund shares redeemed	90,490
Accrued management fee	14,122
Other payables and accrued expenses	38,555
Total liabilities		214,292

Net Assets		$ 28,338,932
Net Assets consist of:
Paid in capital		$ 33,469,505
Undistributed net investment income		30,439
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,141,245)
Net unrealized appreciation (depreciation) on investments		(1,019,767)
Net Assets, for 770,285 shares outstanding		$ 28,338,932
Net Asset Value and redemption price per share ($28,338,932 ÷ 770,285 shares)		$ 36.79
Maximum offering price per share (100/97.00 of $36.79)		$ 37.93

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 930,359
Interest		51,580
Security lending		3,256
Total income		985,195

Expenses
Management fee	$ 238,220
Transfer agent fees	258,191
Accounting and security lending fees	60,595
Non-interested trustees' compensation	152
Custodian fees and expenses	7,979
Registration fees	26,412
Audit	40,304
Legal	184
Miscellaneous	697
Total expenses before reductions	632,734
Expense reductions	(18,576)	614,158
Net investment income (loss)		371,037
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,971,104)
Foreign currency transactions	503
Total net realized gain (loss)		(3,970,601)
Change in net unrealized appreciation (depreciation) on investment securities		(3,855,915)
Net gain (loss)		(7,826,516)
Net increase (decrease) in net assets resulting from operations		$ (7,455,479)
Other Information
Sales charges paid to FDC		$ 52,509
Deferred sales charges withheld by FDC		$ 753
Exchange fees withheld by FSC		$ 3,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 371,037	$ 388,231
Net realized gain (loss)	(3,970,601)	2,138,166
Change in net unrealized appreciation (depreciation)	(3,855,915)	(2,134,041)
Net increase (decrease) in net assets resulting from operations	(7,455,479)	392,356
Distributions to shareholders from net investment income	(333,224)	(470,039)
Distributions to shareholders from net realized gain	(142,642)	-
Total distributions	(475,866)	(470,039)
Share transactions Net proceeds from sales of shares	50,357,991	104,192,714
Reinvestment of distributions	449,013	438,098
Cost of shares redeemed	(56,356,209)	(117,406,714)
Net increase (decrease) in net assets resulting from share transactions	(5,549,205)	(12,775,902)
Redemption fees	58,409	193,770
Total increase (decrease) in net assets	(13,422,141)	(12,659,815)
Net Assets
Beginning of period	41,761,073	54,420,888
End of period (including undistributed net investment income of $30,439 and undistributed net investment income of $0, respectively)	$ 28,338,932	$ 41,761,073
Other Information Shares
Sold	1,153,025	2,495,149
Issued in reinvestment of distributions	11,149	10,429
Redeemed	(1,363,120)	(2,898,411)
Net increase (decrease)	(198,946)	(392,833)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 43.09	$ 39.95	$ 33.79	$ 31.10	$ 45.90
Income from Investment Operations
Net investment income (loss) C	.38	.32	.33	.15	.17
Net realized and unrealized gain (loss)	(6.21)	2.98	5.95	3.22	(10.77)
Total from investment operations	(5.83)	3.30	6.28	3.37	(10.60)
Distributions from net investment income	(.39)	(.32)	(.26)	(.09)	(.05)
Distributions from net realized gain	(.14)	-	-	(.73)	(3.52)
Distributions in excess of net realized gain	-	-	-	-	(.68)
Total distributions	(.53)	(.32)	(.26)	(.82)	(4.25)
Redemption fees added to paid in capital C	.06	.16	.14	.14	.05
Net asset value, end of period	$ 36.79	$ 43.09	$ 39.95	$ 33.79	$ 31.10
Total Return A, B	(13.49)%	8.68%	19.09%	11.10%	(23.66)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.54%	1.34%	1.61%	1.64%	1.58%
Expenses net of voluntary waivers, if any	1.54%	1.34%	1.61%	1.64%	1.58%
Expenses net of all reductions	1.50%	1.23%	1.55%	1.63%	1.51%
Net investment income (loss)	.91%	.79%	.91%	.40%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 28,339	$ 41,761	$ 54,421	$ 26,307	$ 31,862
Portfolio turnover rate	114%	221%	187%	132%	141%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	-20.63%	6.87%	141.00%
Select Construction and Housing (load adj.)	-23.01%	3.67%	133.77%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	-20.63%	1.34%	9.19%
Select Construction and Housing (load adj.)	-23.01%	0.72%	8.86%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Masco Corp.	7.4
Whirlpool Corp.	6.0
PPG Industries, Inc.	5.8
Mohawk Industries, Inc.	5.4
Danaher Corp.	4.9
Lowe's Companies, Inc.	4.7
Maytag Corp.	4.2
Black & Decker Corp.	4.0
Applica, Inc.	3.7
Lennar Corp.	3.4
49.5
Top Industries as of February 28, 2003
% of fund's net assets
Household Durables	50.1%
Building Products	11.0%
Specialty Retail	8.4%
Machinery	7.7%
Chemicals	5.8%
All Others*	17.0%

* Includes short-term investments and net other assets.

Annual Report

Construction and Housing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Bao, Portfolio Manager of Fidelity Select Construction and Housing Portfolio

Q. How did the fund perform, Robert?

A. For the 12-month period that ended February 28, 2003, the fund returned -20.63%. By way of comparison, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%, while the broader market, as measured by the Standard & Poor's 500 Index, declined 22.68%.

Q. The fund outperformed the indexes, but only slightly. Is the "housing bubble" about to burst?

A. Construction and housing has been a relatively strong sector of the economy. Many people are talking about the current housing environment as a "bubble," but I don't necessarily agree with that view. To me, a bubble is when people buy a second home, purely for speculative purposes, in hopes of realizing a significant resale gain. I think the secular strength is better explained by affordability - with mortgage rates at a 40-year low - and by demographic trends, such as increasing immigration and household formation, which are positive factors as well. More people are buying homes because more of them can afford to, and I didn't believe there was an overabundance of housing supply either. So I really don't think that there's a housing bubble or that it's about to burst. While the home builders and suppliers have been somewhat affected by the sluggishness of the overall market, I still think industry fundamentals are relatively healthy. The fund held large overweighted positions in the home builder and building products stocks throughout the period.

Q. Have you made any significant changes in strategy since taking over the fund last September?

A. I slightly reduced the fund's exposure to the home builders, mainly because I thought it was overly concentrated in that subsector and I didn't want to be too aggressively positioned there in case of a slowdown in the housing market. I subsequently bought more deeply into some home furnishings stocks where I thought there were some interesting bargains. The fund was still overweighted in the home builders at period end, just not to the same extent as before.

Q. Which individual holdings contributed the most to fund performance?

A. Consistent with the fund's bias toward home building stocks, six of the top-10 contributors to performance were in this subsector - Lennar, KB Home, Pulte Homes, Hovnanian, NVR and Centex - all benefiting from continued robust demand for housing. American Standard, which makes plumbing fixtures, also rode strong housing activity to make a solid contribution to performance, as did Mohawk Industries, the nation's second-largest maker of carpeting. Mortgage lenders Countrywide Financial and Fannie Mae both added value as a result of strong first mortgage loan and refinancing activity, driven by falling interest rates.

Q. What stocks were the biggest detractors?

A. Furniture Brands, a stock I bought shortly after taking over the fund, was one of the biggest detractors. I bought the stock because I thought that, as the largest home furnishings company in the United States, it was the best-equipped domestic manufacturer to not only weather, but also take advantage of growing competition from the Chinese furniture industry. Unfortunately, the company saw its stock price contract as slowing consumer spending on furniture eventually caused the company to warn on earnings. Inventory and service-level issues continued to haunt Home Depot, which is still losing market share in the do-it-yourself market, and its stock performance remained weak. Masco, a large building supply company, also was a disappointing performer. Its share price fell during the period, in part due to a negative financial settlement in a product liability class action lawsuit against its Behr Paint unit and also because about 25% of the company's revenue stream comes through Home Depot's faltering franchise.

Q. What is your view for the sector looking out over the next six months?

A. I'm relatively optimistic about construction and housing. I continue to believe that the home builders represent the strength of the industry. The builders we own are gaining share and, in my opinion, have great balance sheets and are still trading at attractive valuations. To the extent that interest rates remain stable, I think that housing starts and housing turnover will remain at healthy levels. Thus, if conditions stay as I've described them, I expect to continue to maintain the fund's overweighting in that subsector and would be likely to use any future price weakness in home builder stocks as an opportunity to increase that overweighting.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 29, 1986

Fund number: 511

Trading symbol: FSHOX

Size: as of February 28, 2003, more than
$47 million

Manager: Robert Bao, since September 2002; manager, Fidelity Select Automotive Portfolio, since January 2003; Fidelity Select Environmental Portfolio, 2002-2003; research analyst, various industries, since 1997; joined Fidelity in 1997

3

Annual Report

Construction and Housing Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 11.0%
Griffon Corp. (a)	20,000	$ 262,000
Lennox International, Inc.	17,000	227,120
Masco Corp.	190,700	3,505,066
NCI Building Systems, Inc. (a)	9,200	153,088
Simpson Manufacturing Co. Ltd. (a)	14,400	486,720
York International Corp.	25,400	543,560
TOTAL BUILDING PRODUCTS		5,177,554
CHEMICALS - 5.8%
PPG Industries, Inc.	58,600	2,719,040
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Herman Miller, Inc.	8,900	139,107
HON Industries, Inc.	4,300	115,283
TOTAL COMMERCIAL SERVICES & SUPPLIES		254,390
CONSTRUCTION & ENGINEERING - 4.7%
EMCOR Group, Inc. (a)	7,000	338,100
Fluor Corp.	27,200	767,856
Granite Construction, Inc.	19,100	316,487
Jacobs Engineering Group, Inc. (a)	18,800	714,024
MasTec, Inc. (a)	16,200	24,462
URS Corp. (a)	5,900	52,451
TOTAL CONSTRUCTION & ENGINEERING		2,213,380
CONSTRUCTION MATERIALS - 2.6%
Centex Construction Products, Inc.	4,000	132,400
Florida Rock Industries, Inc.	4,300	143,706
Martin Marietta Materials, Inc.	12,800	353,024
Vulcan Materials Co.	18,700	592,790
TOTAL CONSTRUCTION MATERIALS		1,221,920
DIVERSIFIED FINANCIALS - 0.5%
Countrywide Financial Corp.	14	747
Doral Financial Corp.	6,900	223,629
TOTAL DIVERSIFIED FINANCIALS		224,376
HOUSEHOLD DURABLES - 50.1%
Applica, Inc. (a)	350,000	1,760,500
Beazer Homes USA, Inc. (a)	5,792	338,021
Black & Decker Corp.	51,150	1,877,205
Centex Corp.	26,400	1,459,392
D.R. Horton, Inc.	61,616	1,128,189

	Shares	Value (Note 1)
Fortune Brands, Inc.	10,000	$ 438,400
Furniture Brands International, Inc. (a)	64,500	1,174,545
KB Home	23,200	1,088,080
La-Z-Boy, Inc.	25,000	443,750
Leggett & Platt, Inc.	84,600	1,612,476
Lennar Corp.	30,000	1,619,700
Maytag Corp.	82,100	1,978,610
Mohawk Industries, Inc. (a)	51,271	2,531,762
NVR, Inc. (a)	2,000	663,900
Pulte Homes, Inc.	12,500	635,375
Ryland Group, Inc.	17,100	706,230
Southern Energy Homes, Inc. (a)	100,000	136,000
Standard Pacific Corp.	15,000	386,550
Toll Brothers, Inc. (a)	40,800	790,296
Whirlpool Corp.	57,500	2,832,450
TOTAL HOUSEHOLD DURABLES		23,601,431
MACHINERY - 7.7%
Astec Industries, Inc. (a)	23,200	165,416
Caterpillar, Inc.	9,200	432,400
Crane Co.	25,000	432,000
Danaher Corp.	35,600	2,314,712
Mueller Industries, Inc. (a)	11,900	292,978
TOTAL MACHINERY		3,637,506
METALS & MINING - 1.2%
AK Steel Holding Corp. (a)	100,000	549,000
PAPER & FOREST PRODUCTS - 3.2%
Canfor Corp.	50,000	307,910
Georgia-Pacific Corp.	51,200	768,512
Louisiana-Pacific Corp. (a)	51,000	444,210
TOTAL PAPER & FOREST PRODUCTS		1,520,632
REAL ESTATE - 2.2%
LNR Property Corp.	6,000	198,360
The St. Joe Co.	29,800	842,148
TOTAL REAL ESTATE		1,040,508
SPECIALTY RETAIL - 8.4%
Home Depot, Inc.	65,350	1,532,458
Lowe's Companies, Inc.	56,100	2,204,730
Sherwin-Williams Co.	7,600	202,920
TOTAL SPECIALTY RETAIL		3,940,108
TOTAL COMMON STOCKS (Cost $47,990,548)		46,099,845
Money Market Funds - 12.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	1,077,660	$ 1,077,660
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	4,589,600	4,589,600
TOTAL MONEY MARKET FUNDS (Cost $5,667,260)		5,667,260
TOTAL INVESTMENT PORTFOLIO - 109.9% (Cost $53,657,808)		51,767,105
NET OTHER ASSETS - (9.9)%		(4,683,819)
NET ASSETS - 100%		$ 47,083,286
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $97,400,269 and $103,073,149, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,343 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $10,664,000 of which $3,880,000 and $6,784,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $1,323,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Cyclicals Sector

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $4,515,512) (cost $53,657,808) - See accompanying schedule		$ 51,767,105
Receivable for fund shares sold		71,875
Dividends receivable		76,099
Interest receivable		534
Redemption fees receivable		38
Other receivables		794
Total assets		51,916,445

Liabilities
Payable to custodian bank	$ 2
Payable for fund shares redeemed	165,388
Accrued management fee	23,392
Other payables and accrued expenses	54,777
Collateral on securities loaned, at value	4,589,600
Total liabilities		4,833,159

Net Assets		$ 47,083,286
Net Assets consist of:
Paid in capital		$ 61,273,812
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,299,823)
Net unrealized appreciation (depreciation) on investments		(1,890,703)
Net Assets, for 2,087,776 shares outstanding		$ 47,083,286
Net Asset Value and redemption price per share ($47,083,286 ÷ 2,087,776 shares)		$ 22.55
Maximum offering price per share (100/97.00 of $22.55)		$ 23.25

Statement of Operations

	Year ended February 28, 2003

Investment Income
Dividends		$ 724,335
Interest		74,247
Security lending		16,919
Total income		815,501

Expenses
Management fee	$ 456,472
Transfer agent fees	517,041
Accounting and security lending fees	63,987
Non-interested trustees' compensation	291
Custodian fees and expenses	9,842
Registration fees	40,429
Audit	40,256
Legal	382
Miscellaneous	986
Total expenses before reductions	1,129,686
Expense reductions	(21,956)	1,107,730
Net investment income (loss)		(292,229)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(7,945,780)
Foreign currency transactions	(514)
Total net realized gain (loss)		(7,946,294)
Change in net unrealized appreciation (depreciation) on investment securities		(14,375,423)
Net gain (loss)		(22,321,717)
Net increase (decrease) in net assets resulting from operations		$ (22,613,946)
Other Information
Sales charges paid to FDC		$ 379,965
Deferred sales charges withheld by FDC		$ 562
Exchange fees withheld by FSC		$ 6,368

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (292,229)	$ (59,636)
Net realized gain (loss)	(7,946,294)	(3,957,756)
Change in net unrealized appreciation (depreciation)	(14,375,423)	11,079,228
Net increase (decrease) in net assets resulting from operations	(22,613,946)	7,061,836
Distributions to shareholders from net realized gain	-	(174,933)
Share transactions Net proceeds from sales of shares	123,203,252	130,115,007
Reinvestment of distributions	-	161,765
Cost of shares redeemed	(137,181,423)	(74,108,387)
Net increase (decrease) in net assets resulting from share transactions	(13,978,171)	56,168,385
Redemption fees	139,555	90,447
Total increase (decrease) in net assets	(36,452,562)	63,145,735

Net Assets
Beginning of period	83,535,848	20,390,113
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,686, respectively)	$ 47,083,286	$ 83,535,848
Other Information Shares
Sold	4,339,869	5,199,941
Issued in reinvestment of distributions	-	7,549
Redeemed	(5,192,395)	(3,184,926)
Net increase (decrease)	(852,526)	2,022,564

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 28.41	$ 22.22	$ 17.44	$ 25.02	$ 25.63
Income from Investment Operations
Net investment income (loss) C	(.10)	(.04)	(.01)	(.13)	(.06)
Net realized and unrealized gain (loss)	(5.81)	6.34	5.20	(4.11)	(.53)
Total from investment operations	(5.91)	6.30	5.19	(4.24)	(.59)
Distributions from net realized gain	-	(.17)	(.41)	(3.42)	(.06)
Distributions in excess of net realized gain	-	-	(.10)	-	-
Total distributions	-	(.17)	(.51)	(3.42)	(.06)
Redemption fees added to paid in capital C	.05	.06	.10	.08	.04
Net asset value, end of period	$ 22.55	$ 28.41	$ 22.22	$ 17.44	$ 25.02
Total Return A, B	(20.63)%	28.87%	30.67%	(18.28)%	(2.16)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.44%	1.45%	2.33%	2.42%	1.43%
Expenses net of voluntary waivers, if any	1.44%	1.45%	2.33%	2.42%	1.43%
Expenses net of all reductions	1.41%	1.44%	2.32%	2.34%	1.37%
Net investment income (loss)	(.37)%	(.15)%	(.06)%	(.53)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,083	$ 83,536	$ 20,390	$ 7,925	$ 51,652
Portfolio turnover rate	133%	111%	135%	34%	226%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Life of fund
Select Cyclical Industries	-24.85%	-6.64%	17.42%
Select Cyclical Industries (load adj.)	-27.10%	-9.44%	13.89%
S&P 500	-22.68%	-14.08%	15.33%
GS Cyclical Industries	-22.93%	-23.17%	-2.34%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Life of fund
Select Cyclical Industries	-24.85%	-1.37%	2.71%
Select Cyclical Industries (load adj.)	-27.10%	-1.96%	2.19%
S&P 500	-22.68%	-2.99%	2.41%
GS Cyclical Industries	-22.93%	-5.14%	-0.39%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
General Electric Co.	7.7
Dow Chemical Co.	5.7
Tyco International Ltd.	5.4
3M Co.	5.3
Northrop Grumman Corp.	3.7
Lockheed Martin Corp.	3.6
Ingersoll-Rand Co. Ltd. Class A	2.6
Emerson Electric Co.	2.3
Praxair, Inc.	2.2
American Standard Companies, Inc.	2.1
40.6
Top Industries as of February 28, 2003
% of fund's net assets
Industrial Conglomerates	18.7%
Machinery	15.6%
Chemicals	14.6%
Aerospace & Defense	12.8%
Road & Rail	5.4%
All Others*	32.9%

* Includes short-term investments and net other assets.

Annual Report

Cyclical Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Matthew Fruhan, Portfolio Manager of Fidelity Select Cyclical Industries Portfolio

Q. How did the fund perform, Matt?

A. For the 12 months ending February 28, 2003, the fund was down 24.85%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%, while the Standard & Poor's 500 Index declined 22.68%.

Q. What factors shaped the fund's performance?

A. A confluence of factors pulled down the prices of most stocks, including disappointing corporate earnings and growing investor distrust over controversial and, in a number of cases, fraudulent accounting. In the fourth quarter of 2002, optimism about the economy grew, lifting the major stock averages, but uncertainty returned during the final few months of the period. Cyclical stocks did not fully participate in that fourth-quarter rally, and so they lagged the overall market for the 12-month period. Fund performance relative to the Goldman Sachs index was hurt by the decision to overweight Tyco International in the first half of 2002 - which fell more than 40% - and exposure to the airline industry - where our holdings, including Northwest, Delta and AMR, the parent of American Airlines, averaged a 58% decline. Avoiding auto-related stocks had a positive impact on the fund's performance, as auto stocks dropped more than 31%.

Q. What were your strategies?

A. My main strategy was to emphasize industries and companies that were near the trough - or low point - of their earnings cycles. I did not try to predict changes in the economic cycle. I viewed persistently strong consumer spending as the primary factor for keeping the economy out of a prolonged recession and I thought many consumer-sensitive companies probably were closer to the peak than the trough of their demand and earnings cycles. In response, I underweighted consumer-related industries, including automobile manufacturers and home furnishings and home building-related companies. At the same time, I maintained a higher exposure to commodity industries such as chemicals, metals and paper. These commodity industries were disciplined with supply growth, which I felt could ultimately lead to higher capacity utilization and earnings. All of these strategies were put in place during the past six months, but most of them had yet to meaningfully influence fund performance by period end.

Q. What stocks did well for the fund?

A. Veridian, a defense electronics contractor, performed well on solid earnings growth. Investors also reacted favorably to new leadership and profit growth at industrial products maker 3M. Defense contractor Integrated Defense Tech rose 34% after I bought it at a time when it had missed Wall Street's quarterly profit expectations and had fallen to an extremely low valuation. After I bought the stock, the company hired a new chief operating officer, had more achievable earnings expectations and hired an investment bank to pursue strategic alternatives. Consequently, the market grew more attracted to the stock. These factors led to a rebound off of the stock's lows. Elsewhere, home builder Standard Pacific and home products maker American Standard performed well relative to the Goldman Sachs index due to a strong housing market, the low interest rate environment and solid earnings.

Q. What were some other detractors?

A. Industrial machinery company SPX fell 34% as its earnings expectations kept getting revised lower. Defense contractors such as Lockheed Martin and Raytheon fell because of concerns about their pension liabilities and the potential impact on their earnings growth. Sabre Holdings, which operates an airline reservation service, fell 39% as doubts grew about the earnings prospects for airlines. While Tyco was a detractor, I remained confident that, despite its accounting issues and poor performance, it was undervalued given its long-term potential, and I maintained a sizable position in the stock.

Q. What's your outlook, Matt?

A. I think cyclical stocks have the potential to perform well when the economy rebounds. Historically, cyclicals have shown significant gains as the economy comes out of a recession. At period end, many cyclicals were near the bottom of their earnings cycles, as weak demand left their production capacity underutilized. Any increase in demand can act as a powerful lever on the earnings of this sector as incremental supply gets utilized. Overall, I've balanced the portfolio between those companies whose earnings are highly leveraged to the economy and those more secular growth companies that offer defensive protection if the sector does not rebound quickly.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: March 3, 1997

Fund number: 515

Trading symbol: FCYIX

Size: as of February 28, 2003, more than
$15 million

Manager: Matthew Fruhan, since 2002; manager, Fidelity Select Defense and Aerospace Portfolio, since 2001; Fidelity Select Air Transportation Portfolio, 2001-2002; Fidelity Select Food and Agriculture Portfolio, 1999-2001; analyst, various industries, since 1995; joined Fidelity in 1995

3

Annual Report

Cyclical Industries Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 12.8%
Alliant Techsystems, Inc. (a)	600	$ 28,980
BE Aerospace, Inc. (a)	12,200	26,230
Boeing Co.	8,840	243,630
Goodrich Corp.	4,400	67,628
Honeywell International, Inc.	1,600	36,624
Integrated Defense Technologies, Inc.	8,400	116,592
Lockheed Martin Corp.	11,790	539,039
Northrop Grumman Corp.	6,414	556,094
Raytheon Co.	5,300	143,524
United Technologies Corp.	421	24,662
Veridian Corp.	7,800	155,454
TOTAL AEROSPACE & DEFENSE		1,938,457
AIR FREIGHT & LOGISTICS - 2.6%
C.H. Robinson Worldwide, Inc.	1,350	41,459
CNF, Inc.	1,100	31,647
FedEx Corp.	4,600	236,440
Ryder System, Inc.	3,800	86,222
TOTAL AIR FREIGHT & LOGISTICS		395,768
AIRLINES - 1.5%
Alaska Air Group, Inc. (a)	2,200	39,930
JetBlue Airways Corp.	1,620	42,703
Southwest Airlines Co.	11,825	142,728
TOTAL AIRLINES		225,361
AUTO COMPONENTS - 1.6%
American Axle & Manufacturing Holdings, Inc. (a)	3,380	79,937
BorgWarner, Inc.	1,800	93,996
Delphi Corp.	8,200	63,386
TOTAL AUTO COMPONENTS		237,319
AUTOMOBILES - 2.9%
Ford Motor Co.	9,000	74,880
General Motors Corp.	8,552	288,801
Winnebago Industries, Inc.	2,420	71,027
TOTAL AUTOMOBILES		434,708
BUILDING PRODUCTS - 3.6%
American Standard Companies, Inc. (a)	4,570	313,091
Masco Corp.	10,510	193,174
York International Corp.	1,700	36,380
TOTAL BUILDING PRODUCTS		542,645

	Shares	Value (Note 1)
CHEMICALS - 14.6%
Arch Chemicals, Inc.	870	$ 14,372
Dow Chemical Co.	31,700	865,410
Engelhard Corp.	2,210	45,858
Ferro Corp.	3,490	74,197
Georgia Gulf Corp.	2,670	50,837
Lyondell Chemical Co.	23,460	279,409
Millennium Chemicals, Inc.	4,490	49,031
Minerals Technologies, Inc.	1,200	45,684
Olin Corp.	5,000	82,500
PolyOne Corp.	9,310	35,657
PPG Industries, Inc.	4,900	227,360
Praxair, Inc.	6,190	327,142
Rohm & Haas Co.	3,700	105,598
TOTAL CHEMICALS		2,203,055
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Allied Waste Industries, Inc. (a)	8,800	72,600
Avery Dennison Corp.	860	49,364
Republic Services, Inc. (a)	12,370	235,896
TOTAL COMMERCIAL SERVICES & SUPPLIES		357,860
COMMUNICATIONS EQUIPMENT - 0.1%
Harris Corp.	700	20,972
CONSTRUCTION & ENGINEERING - 0.5%
Granite Construction, Inc.	2,700	44,739
Jacobs Engineering Group, Inc. (a)	1,010	38,360
TOTAL CONSTRUCTION & ENGINEERING		83,099
CONSTRUCTION MATERIALS - 0.4%
Florida Rock Industries, Inc.	460	15,373
Martin Marietta Materials, Inc.	970	26,753
Vulcan Materials Co.	700	22,190
TOTAL CONSTRUCTION MATERIALS		64,316
CONTAINERS & PACKAGING - 0.8%
Owens-Illinois, Inc. (a)	2,320	20,880
Pactiv Corp. (a)	2,490	49,202
Sealed Air Corp.	1,570	56,944
TOTAL CONTAINERS & PACKAGING		127,026
ELECTRICAL EQUIPMENT - 2.4%
Baldor Electric Co.	700	15,400
Emerson Electric Co.	7,540	354,908
TOTAL ELECTRICAL EQUIPMENT		370,308
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
Roper Industries, Inc.	1,080	31,158
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
Tech Data Corp. (a)	800	$ 18,096
Thermo Electron Corp. (a)	2,630	46,288
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		95,542
ENERGY EQUIPMENT & SERVICES - 0.9%
Cooper Cameron Corp. (a)	1,100	57,200
National-Oilwell, Inc. (a)	3,800	85,500
TOTAL ENERGY EQUIPMENT & SERVICES		142,700
HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
Millipore Corp.	1,160	38,814
HOUSEHOLD DURABLES - 4.1%
Beazer Homes USA, Inc. (a)	3,500	204,260
Black & Decker Corp.	1,300	47,710
Clayton Homes, Inc.	1,940	21,844
D.R. Horton, Inc.	2,400	43,944
KB Home	800	37,520
Lennar Corp.	3,300	178,167
Snap-On, Inc.	3,740	93,463
TOTAL HOUSEHOLD DURABLES		626,908
INDUSTRIAL CONGLOMERATES - 18.7%
3M Co.	6,430	806,129
General Electric Co.	48,360	1,163,054
Textron, Inc.	1,100	39,743
Tyco International Ltd.	55,430	820,364
TOTAL INDUSTRIAL CONGLOMERATES		2,829,290
IT CONSULTING & SERVICES - 0.2%
Titan Corp.	3,400	27,030
MACHINERY - 15.6%
AGCO Corp. (a)	15,410	250,258
Albany International Corp. Class A	2,990	66,199
Astec Industries, Inc. (a)	4,200	29,946
Caterpillar, Inc.	5,900	277,300
Eaton Corp.	2,770	196,532
IDEX Corp.	3,160	87,595
Illinois Tool Works, Inc.	4,830	287,723
Ingersoll-Rand Co. Ltd. Class A	10,070	397,262
Kennametal, Inc.	2,298	68,756
Navistar International Corp. (a)	5,770	136,345
Oshkosh Truck Co.	1,430	87,373
PACCAR, Inc.	2,195	105,404
Pentair, Inc.	7,980	290,073
SPX Corp. (a)	2,000	72,760
TOTAL MACHINERY		2,353,526

	Shares	Value (Note 1)
METALS & MINING - 0.7%
AK Steel Holding Corp. (a)	4,100	$ 22,509
Nucor Corp.	1,850	76,960
TOTAL METALS & MINING		99,469
OIL & GAS - 3.2%
Ashland, Inc.	1,500	41,715
Knightsbridge Tankers Ltd.	9,500	130,625
Overseas Shipholding Group, Inc.	6,600	105,204
Royal Dutch Petroleum Co. (NY Shares)	2,000	79,340
Teekay Shipping Corp.	1,980	76,804
Tsakos Energy Navigation Ltd.	4,130	52,864
TOTAL OIL & GAS		486,552
PAPER & FOREST PRODUCTS - 1.1%
Boise Cascade Corp.	1,700	41,004
Bowater, Inc.	1,000	37,950
Pope & Talbot, Inc.	6,600	80,190
TOTAL PAPER & FOREST PRODUCTS		159,144
ROAD & RAIL - 5.4%
Canadian National Railway Co.	5,640	239,516
CSX Corp.	7,370	197,958
Norfolk Southern Corp.	4,520	86,151
P.A.M. Transportation Services, Inc. (a)	1,410	31,514
Union Pacific Corp.	4,810	265,464
TOTAL ROAD & RAIL		820,603
TRADING COMPANIES & DISTRIBUTORS - 0.8%
Fastenal Co.	1,380	45,899
W.W. Grainger, Inc.	1,700	78,251
TOTAL TRADING COMPANIES & DISTRIBUTORS		124,150
TOTAL COMMON STOCKS (Cost $15,933,245)		14,804,622
Money Market Funds - 2.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	315,086	$ 315,086
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	71,300	71,300
TOTAL MONEY MARKET FUNDS (Cost $386,386)		386,386
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $16,319,631)		15,191,008
NET OTHER ASSETS - (0.4)%		(59,267)
NET ASSETS - 100%		$ 15,131,741
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $27,565,750 and $28,822,400, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,103 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $1,964,000 of which $351,000 and $1,613,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $463,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $67,505) (cost $16,319,631) - See accompanying schedule		$ 15,191,008
Receivable for investments sold		159,757
Receivable for fund shares sold		10,467
Dividends receivable		44,003
Interest receivable		839
Other receivables		9
Total assets		15,406,083

Liabilities
Payable for investments purchased	$ 119,416
Payable for fund shares redeemed	42,799
Accrued management fee	7,464
Other payables and accrued expenses	33,363
Collateral on securities loaned, at value	71,300
Total liabilities		274,342

Net Assets		$ 15,131,741
Net Assets consist of:
Paid in capital		$ 19,237,856
Undistributed net investment income		6,396
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,983,869)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,128,642)
Net Assets, for 1,370,390 shares outstanding		$ 15,131,741
Net Asset Value and redemption price per share ($15,131,741 ÷ 1,370,390 shares)		$ 11.04
Maximum offering price per share (100/97.00 of $11.04)		$ 11.38

Statement of Operations

		Year ended February 28, 2003

Investment Income
Dividends		$ 253,252
Interest		16,858
Security lending		916
Total income		271,026

Expenses
Management fee	$ 104,409
Transfer agent fees	113,891
Accounting and security lending fees	60,466
Non-interested trustees' compensation	66
Custodian fees and expenses	12,979
Registration fees	15,106
Audit	40,144
Legal	85
Miscellaneous	185
Total expenses before reductions	347,331
Expense reductions	(5,425)	341,906
Net investment income (loss)		(70,880)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,398,159)
Foreign currency transactions	215
Total net realized gain (loss)		(2,397,944)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,661,986)
Assets and liabilities in foreign currencies	(13)
Total change in net unrealized appreciation (depreciation)		(2,661,999)
Net gain (loss)		(5,059,943)
Net increase (decrease) in net assets resulting from operations		$ (5,130,823)
Other Information
Sales charges paid to FDC		$ 20,065
Exchange fees withheld by FSC		$ 555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (70,880)	$ (46,821)
Net realized gain (loss)	(2,397,944)	(494,410)
Change in net unrealized appreciation (depreciation)	(2,661,999)	780,453
Net increase (decrease) in net assets resulting from operations	(5,130,823)	239,222
Distributions to shareholders from net realized gain	-	(6,645)
Share transactions Net proceeds from sales of shares	15,318,690	26,469,781
Reinvestment of distributions	-	6,588
Cost of shares redeemed	(17,769,957)	(12,186,400)
Net increase (decrease) in net assets resulting from share transactions	(2,451,267)	14,289,969
Redemption fees	20,066	14,431
Total increase (decrease) in net assets	(7,562,024)	14,536,977

Net Assets
Beginning of period	22,693,765	8,156,788
End of period (including undistributed net investment income of $6,396 and undistributed net investment income of $0, respectively)	$ 15,131,741	$ 22,693,765
Other Information Shares
Sold	1,155,389	1,843,511
Issued in reinvestment of distributions	-	474
Redeemed	(1,329,979)	(862,852)
Net increase (decrease)	(174,590)	981,133

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.69	$ 14.47	$ 11.55	$ 11.39	$ 12.07
Income from Investment Operations
Net investment income (loss) C	(.05)	(.04)	(.07)	(.13)	(.13)
Net realized and unrealized gain (loss)	(3.61)	.26	3.11	.21	(.49)
Total from investment operations	(3.66)	.22	3.04	.08	(.62)
Distributions from net realized gain	-	(.01)	(.06)	-	(.09)
Distributions in excess of net realized gain	-	-	(.11)	-	-
Total distributions	-	(.01)	(.17)	-	(.09)
Redemption fees added to paid in capital C	.01	.01	.05	.08	.03
Net asset value, end of period	$ 11.04	$ 14.69	$ 14.47	$ 11.55	$ 11.39
Total Return A, B	(24.85)%	1.59%	26.88%	1.40%	(4.96)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.94%	1.79%	3.14%	2.93%	3.97%
Expenses net of voluntary waivers, if any	1.94%	1.79%	2.50%	2.50%	2.50%
Expenses net of all reductions	1.91%	1.78%	2.49%	2.49%	2.49%
Net investment income (loss)	(.40)%	(.32)%	(.48)%	(1.00)%	(1.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,132	$ 22,694	$ 8,157	$ 4,112	$ 3,087
Portfolio turnover rate	162%	67%	150%	211%	103%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Defense and Aerospace Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	-21.16%	4.36%	249.65%
Select Defense and Aerospace (load adj.)	-23.52%	1.23%	239.16%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	-21.16%	0.86%	13.33%
Select Defense and Aerospace (load adj.)	-23.52%	0.24%	12.99%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 28, 1993 and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Northrop Grumman Corp.	10.7
Lockheed Martin Corp.	9.7
Harris Corp.	6.5
General Motors Corp. Class H	6.1
L-3 Communications Holdings, Inc.	5.4
Raytheon Co.	5.1
Goodrich Corp.	4.8
Rockwell Automation, Inc.	4.6
Alliant Techsystems, Inc.	4.6
Boeing Co.	4.3
61.8
Top Industries as of February 28, 2003
% of fund's net assets
Aerospace & Defense	70.6%
Media	11.8%
Communications Equipment	8.6%
Electrical Equipment	4.6%
Electronic Equipment & Instruments	1.1%
All Others*	3.3%

* Includes short-term investments and net other assets.

Annual Report

Defense and Aerospace Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Matthew Fruhan, Portfolio Manager of Fidelity Select Defense and Aerospace Portfolio

Q. How did the fund perform, Matt?

A. For the 12 months ending February 28, 2003, the fund was down 21.16%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%, while the Standard & Poor's 500 Index declined 22.68%.

Q. Why did the fund outperform the Goldman Sachs index?

A. About 70% of the fund was invested in the defense and aerospace industries, which outperformed such other industries like automotive manufacturing, semiconductor equipment and airlines that were included in the index. On a level playing field, the fund's defense and aerospace stocks were down 24%, while those in the index fell nearly 29%.

Q. Why did defense stocks perform poorly?

A. Defense companies' employee pension plans became underfunded due to the declining equity markets. Investors generally reacted negatively to this issue because most companies have earnings and cash flow impacts from underfunded pensions. For defense companies, this is still an earnings impact under Financial Accounting Standards Board rules, but the Department of Defense reimburses most of the required cash contributions to their pensions. Therefore, defense companies are somewhat insulated from pension plans whereas commercial companies aren't. However, I believe the average investor may have become skittish about reports of slower-than-expected earnings growth due to these unexpected costs, and failed to recognize that company fundamentals remained strong. Nonetheless, this backdrop caused momentum investors to flee the group.

Q. What investment strategies did you pursue?

A. Despite the issues I just mentioned, I emphasized defense stocks because the industry's outlook remained strong. During the past year, the federal government increased its defense budget and awarded new business to defense contractors such as Lockheed Martin and Alliant Techsystems - all were large holdings in the fund. Generally speaking, the industry met higher expectations for sales growth and exceeded cash flow projections. The only disappointment was a slower-than-expected earnings outlook for 2003, due to non-operating expenses related to pensions.

Q. What was your approach to aerospace stocks?

A. I maintained a lower exposure to them because the aerospace industry's main customer base - commercial airlines - was suffering from a severe downturn in business. Airline travel remained weaker than expected, threatening profitability for most major airlines and forcing them to cut costs. As a result, many airlines delayed orders for aircraft from aerospace manufacturers, and aerospace stocks declined. Although we owned a sizable stake in this group because it falls under the fund's core investment criteria, my decision to maintain a lower exposure to it relative to the Goldman Sachs benchmark helped prevent greater losses.

Q. What holdings were top performers? Which disappointed?

A. Veridian, a provider of defense industry technology, performed well as it continually beat expectations and raised earnings guidance. It also made an acquisition of homeland defense and national security contractor Signal that was well-received by the market. Flir Systems, which makes thermal imaging products for the military, rose 48% after rebounding from an oversold valuation due to the sector's volatility. I sold the stock during the period. Among detractors, Goodrich, Honeywell International and Boeing fell 43%, 38% and 37%, respectively, due to deteriorating conditions in the aerospace industry. Military electronics and missile systems manufacturer Raytheon declined 37%, partly as a result of lower 2004 earnings guidance and increased pension expenses. Northrop Grumman, another disappointment, lowered future earning expectations due to higher-than-expected debt costs and dilutive acquisitions.

Q. What's your outlook, Matt?

A. The outlook for defense stocks remains strong. The Bush administration has proposed a roughly 6% increase in federal defense investment account for the 2004 fiscal year, on top of an 18% increase for this year. Meanwhile, the group's stock valuations have fallen to pre-9/11 levels. As for aerospace stocks, every day that the airline industry moves one step closer to restructuring - such as another bankruptcy filing - aerospace suppliers become more and more attractive. I believe the embattled airline industry will survive, and the stocks will look attractive at some point, though it may be some time before business conditions improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: May 8, 1984

Fund number: 067

Trading symbol: FSDAX

Size: as of February 28, 2003, more than
$264 million

Manager: Matthew Fruhan, since 2001; manager, Fidelity Select Cyclical Industries Portfolio, since 2001; several other portfolios, since 1999; analyst, various industries, since 1995; joined Fidelity in 1995

3

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 70.6%
AAR Corp.	47,600	$ 211,820
Aeroflex, Inc. (a)	340,800	2,075,472
Alliant Techsystems, Inc. (a)	250,055	12,077,657
BAE Systems PLC	822,500	1,423,850
BE Aerospace, Inc. (a)	451,500	970,725
Boeing Co.	411,500	11,340,940
DRS Technologies, Inc. (a)	148,900	3,363,651
EDO Corp.	33,400	537,740
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	53,900	555,709
Engineered Support Systems, Inc.	69,150	2,497,007
GenCorp, Inc.	114,600	779,280
General Dynamics Corp.	88,400	5,238,584
Goodrich Corp.	830,850	12,770,165
Honeywell International, Inc.	198,700	4,548,243
Integrated Defense Technologies, Inc.	669,700	9,295,436
L-3 Communications Holdings, Inc. (a)	393,100	14,198,772
Lockheed Martin Corp.	563,300	25,754,076
Mercury Computer Systems, Inc. (a)	99,100	3,002,730
Northrop Grumman Corp.	325,624	28,231,599
Precision Castparts Corp.	400,700	9,456,520
Raytheon Co.	493,652	13,368,096
Triumph Group, Inc. (a)	81,400	1,973,950
United Defense Industries, Inc. (a)	297,000	6,379,560
United Technologies Corp.	182,000	10,661,560
Veridian Corp.	292,200	5,823,546
TOTAL AEROSPACE & DEFENSE		186,536,688
COMMUNICATIONS EQUIPMENT - 8.6%
Anaren, Inc. (a)	127,100	1,089,247
Harris Corp.	577,200	17,292,912
Loral Space & Communications Ltd. (a)	2,326,900	837,684
REMEC, Inc. (a)	255,250	1,199,675
ViaSat, Inc. (a)	208,900	2,354,303
TOTAL COMMUNICATIONS EQUIPMENT		22,773,821
ELECTRICAL EQUIPMENT - 4.6%
Rockwell Automation, Inc.	526,250	12,109,013
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
California Amplifier, Inc. (a)	345	1,380
Sensytech, Inc. (a)	36,900	400,734
Trimble Navigation Ltd. (a)	150,900	2,527,575
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		2,929,689
INDUSTRIAL CONGLOMERATES - 1.0%
Tyco International Ltd.	181,400	2,684,720
IT CONSULTING & SERVICES - 0.2%
Titan Corp.	63,200	502,440

	Shares	Value (Note 1)
MEDIA - 11.8%
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	70,800	$ 2,827,044
EchoStar Communications Corp. Class A (a)	90,500	2,382,865
General Motors Corp. Class H (a)	1,572,000	16,018,680
PanAmSat Corp. (a)	713,600	9,890,496
TOTAL MEDIA		31,119,085
TOTAL COMMON STOCKS (Cost $288,372,198)		258,655,456
Money Market Funds - 7.7%

Fidelity Cash Central Fund, 1.41% (b)	4,111,964	4,111,964
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	16,254,400	16,254,400
TOTAL MONEY MARKET FUNDS (Cost $20,366,364)		20,366,364
Cash Equivalents - 1.1%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.32%, dated 2/28/03 due 3/3/03) (Cost $2,856,000)	$ 2,856,314	2,856,000
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $311,594,562)	281,877,820
NET OTHER ASSETS - (6.7)%	(17,576,707)
NET ASSETS - 100%	$ 264,301,113
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $365,739,129 and $265,766,082, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $51,644 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $14,935,000 of which $571,000 and $14,364,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $13,914,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Cyclicals Sector

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $15,584,856 and repurchase agreements of $2,856,000) (cost $311,594,562) - See accompanying schedule		$ 281,877,820
Cash		665
Receivable for investments sold		1,838,026
Receivable for fund shares sold		417,541
Dividends receivable		683,347
Interest receivable		3,142
Redemption fees receivable		64
Other receivables		4,149
Total assets		284,824,754

Liabilities
Payable for investments purchased	$ 2,856,665
Payable for fund shares redeemed	1,122,660
Accrued management fee	140,005
Other payables and accrued expenses	149,911
Collateral on securities loaned, at value	16,254,400
Total liabilities		20,523,641

Net Assets		$ 264,301,113
Net Assets consist of:
Paid in capital		$ 328,244,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,226,781)
Net unrealized appreciation (depreciation) on investments		(29,716,742)
Net Assets, for 7,280,110 shares outstanding		$ 264,301,113
Net Asset Value and redemption price per share ($264,301,113 ÷ 7,280,110 shares)		$ 36.30
Maximum offering price per share (100/97.00 of $36.30)		$ 37.42

Statement of Operations

		Year ended February 28, 2003

Investment Income
Dividends		$ 3,808,548
Interest		464,918
Security lending		119,385
Total income		4,392,851

Expenses
Management fee	$ 2,114,043
Transfer agent fees	2,020,718
Accounting and security lending fees	242,409
Non-interested trustees' compensation	1,309
Custodian fees and expenses	13,279
Registration fees	88,301
Audit	40,981
Legal	1,536
Miscellaneous	5,608
Total expenses before reductions	4,528,184
Expense reductions	(144,814)	4,383,370
Net investment income (loss)		9,481
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(30,041,451)
Foreign currency transactions	(4,596)
Total net realized gain (loss)		(30,046,047)
Change in net unrealized appreciation (depreciation) on investment securities		(66,655,713)
Net gain (loss)		(96,701,760)
Net increase (decrease) in net assets resulting from operations		$ (96,692,279)
Other Information
Sales charges paid to FDC		$ 2,253,501
Deferred sales charges withheld by FDC		$ 3,056
Exchange fees withheld by FSC		$ 17,265

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,481	$ 486,338
Net realized gain (loss)	(30,046,047)	(3,966,483)
Change in net unrealized appreciation (depreciation)	(66,655,713)	32,745,827
Net increase (decrease) in net assets resulting from operations	(96,692,279)	29,265,682
Distributions to shareholders from net investment income	(310,532)	(222,154)
Distributions to shareholders from net realized gain	-	(817,282)
Total distributions	(310,532)	(1,039,436)
Share transactions Net proceeds from sales of shares	419,033,641	297,951,478
Reinvestment of distributions	300,378	998,696
Cost of shares redeemed	(345,149,163)	(118,765,297)
Net increase (decrease) in net assets resulting from share transactions	74,184,856	180,184,877
Redemption fees	287,781	150,656
Total increase (decrease) in net assets	(22,530,174)	208,561,779
Net Assets
Beginning of period	286,831,287	78,269,508
End of period (including undistributed net investment income of $0 and undistributed net investment income of $259,799, respectively)	$ 264,301,113	$ 286,831,287
Other Information Shares
Sold	9,168,302	7,298,863
Issued in reinvestment of distributions	6,191	25,522
Redeemed	(8,119,537)	(2,926,558)
Net increase (decrease)	1,054,956	4,397,827

Financial Highlights

Years ended February 28,	2003	2002	2001	2000E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 46.08	$ 42.83	$ 34.36	$ 33.85	$ 37.57
Income from Investment Operations
Net investment income (loss)C	-F	.15	.03	(.15)	(.19)
Net realized and unrealized gain (loss)	(9.77)	3.59	10.19	1.14	(3.61)
Total from investment operations	(9.77)	3.74	10.22	.99	(3.80)
Distributions from net investment income	(.04)	(.05)	(.02)	-	-
Distributions from net realized gain	-	(.49)	(1.81)	(.59)	-
Total distributions	(.04)	(.54)	(1.83)	(.59)	-
Redemption fees added to paid in capitalC	.03	.05	.08	.11	.08
Net asset value, end of period	$ 36.30	$ 46.08	$ 42.83	$ 34.36	$ 33.85
Total ReturnA,B	(21.16)%	9.09%	30.45%	3.24%	(9.90)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.25%	1.23%	1.52%	1.61%	1.48%
Expenses net of voluntary waivers, if any	1.25%	1.23%	1.52%	1.61%	1.48%
Expenses net of all reductions	1.21%	1.19%	1.49%	1.59%	1.42%
Net investment income (loss)	-	.37%	.08%	(.42)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 264,301	$ 286,831	$ 78,270	$ 21,406	$ 28,497
Portfolio turnover rate	79%	76%	119%	146%	221%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Environmental Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Environmental	-16.15%	-40.82%	-9.46%
Select Environmental (load adj.)	-18.66%	-42.59%	-12.18%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Environmental	-16.15%	-9.96%	-0.99%
Select Environmental (load adj.)	-18.66%	-10.51%	-1.29%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows what the value of your investment would have been, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Allied Waste Industries, Inc.	11.1
Republic Services, Inc.	11.1
Stericycle, Inc.	10.1
Waste Connections, Inc.	9.3
Whole Foods Market, Inc.	6.8
Donaldson Co., Inc.	5.1
Thermo Electron Corp.	5.0
CUNO, Inc.	4.8
Ecolab, Inc.	4.5
Waste Management, Inc.	4.2
72.0
Top Industries as of February 28, 2003
% of fund's net assets
Commercial Services & Supplies	52.4%
Machinery	15.6%
Food & Drug Retailing	6.8%
Electronic Equipment & Instruments	5.0%
Chemicals	4.5%
All Others*	15.7%

* Includes short-term investments and net other assets.

Annual Report

Environmental Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Robert Bao (left), who managed Fidelity Select Environmental Portfolio during the period covered by this report, with additional comments from Jed Weiss (right), who became Portfolio Manager of the fund on March 3, 2003.

Q. How did the fund perform, Robert?

R.B. For the 12-month period that ended February 28, 2003, the fund returned -16.15%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%, while the Standard & Poor's 500 Index declined 22.68%.

Q. What factors helped the fund outperform both the broad market and the cyclical industries index?

R.B. The fund's performance relative to its indexes benefited from a large overweighted position in environmental services stocks - and particularly some of the major solid-waste haulers - whose fundamentals remained fairly strong in spite of economic softness throughout the period. Those solid-waste disposers whose revenues were sustained by their ongoing, relatively steady-volume residential contracts generally did better than those whose business was more tilted toward the industrial sector, where slower economic growth slackened client demand for waste disposal services. In my opinion, the valuations of many of these industrial-oriented environmental services stocks were still fairly reasonable at period end, and I believe they are well-positioned to benefit from increasing industrial sector business when the economy regains positive momentum.

Q. Your underlying strategy didn't seem to have changed much over the period. Did you miss any opportunities?

R.B. I pretty much stuck by my overall view of the sector - which I just explained - and my overall investment management philosophy, which is to keep things simple. I overweighted subsectors and stocks that I had conviction in and underweighted those where my faith wasn't as strong. This philosophy led to my overweighted exposure to solid waste companies and my underweighting of alternative energy source developers. A great many of the alternative energy companies don't yet have sustainable earnings, and their stock prices therefore tend to be fairly volatile - a lot more volatile at least than those of the solid waste haulers, whose growth is generally slower but steadier.

Q. Which stocks gave the fund its biggest lift?

R.B. The largest positive contributions came from two large solid-waste disposal companies - Republic Services and Waste Connections - both of which are top-five holdings. Republic is the nation's third-largest waste hauler and a consistently solid performer. It's a stable company with a strong balance sheet and predictable cash flow and earnings, which are values the market continues to reward. Waste Connections is a smaller waste disposer that competes in secondary, non-urban markets, especially in the Southern and Western states. The company has been engaged in an active acquisitions program, that has exceeded investors' expectations, and its stock price rose nicely. Other strong contributors were Stericycle, which holds the leading share in the medical waste disposal business and continues to hit its earnings estimates; Whole Foods Market, the natural foods retailer, which continued to benefit from the trend toward healthier eating; and CUNO, which provides water filtration systems for the consumer, medical and industrial markets.

Q. What holdings did the most to hold back performance?

R.B. Ironically, it was one of the major solid-waste disposers that was the biggest drag on fund performance. Allied Waste saw its stock price fall on investor concerns over a highly leveraged balance sheet coming on the heels of the company's acquisition of a major competitor, BFI, a couple of years ago. Waste Management, another of the major waste haulers, also had disappointing performance, as did Ballard Power Systems, the fuel cell manufacturer.

Q. Turning to you, Jed, what's your near-term outlook for the environmental sector?

J.W. I'm cautiously optimistic. The fund is strongly weighted toward the solid-waste disposers, and these companies - especially those with large residential components to their business - tend to be fairly steady cash generators. When the economy regains its footing, improvements in industrial and commercial demand for waste disposal could well push valuations higher. Like my predecessor, I too am skeptical of much of the alternative energy sector, as in many cases these companies are years away from generating earnings.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 29, 1989

Fund number: 516

Trading symbol: FSLEX

Size: as of February 28, 2003, more than
$9 million

Manager: Jed Weiss, since March 2003; manager, Fidelity Select Networking and Infrastructure Portfolio, 2000-2002; analyst, various industries, since 1997; joined Fidelity in 1997

3

Annual Report

Environmental Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1)
CHEMICALS - 4.5%
Ecolab, Inc.	9,200	$ 451,260
COMMERCIAL SERVICES & SUPPLIES - 52.4%
Allied Waste Industries, Inc. (a)	134,960	1,113,420
Ionics, Inc. (a)	12,500	259,875
Republic Services, Inc. (a)	58,000	1,106,060
Stericycle, Inc. (a)	28,500	1,009,755
Tetra Tech, Inc. (a)	30,000	394,800
Waste Connections, Inc. (a)	27,900	928,512
Waste Management, Inc.	21,093	419,751
TOTAL COMMERCIAL SERVICES & SUPPLIES		5,232,173
ELECTRICAL EQUIPMENT - 0.4%
FuelCell Energy, Inc. (a)	7,100	41,748
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.0%
Thermo Electron Corp. (a)	28,550	502,480
ENERGY EQUIPMENT & SERVICES - 2.5%
Newpark Resources, Inc. (a)	60,900	250,299
FOOD & DRUG RETAILING - 6.8%
Whole Foods Market, Inc. (a)	13,400	684,338
FOOD PRODUCTS - 2.3%
Hain Celestial Group, Inc. (a)	15,600	224,952
HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
Millipore Corp.	12,100	404,866
MACHINERY - 15.6%
CUNO, Inc. (a)	13,800	479,274
Danaher Corp.	2,500	162,550
Donaldson Co., Inc.	14,600	508,810
Kadant, Inc. (a)	4,706	65,413
Pall Corp.	21,200	342,168
TOTAL MACHINERY		1,558,215
PAPER & FOREST PRODUCTS - 1.2%
Bowater, Inc.	600	22,770
Georgia-Pacific Corp.	4,800	72,048
International Paper Co.	700	24,521
TOTAL PAPER & FOREST PRODUCTS		119,339
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
Asyst Technologies, Inc. (a)	2,400	15,528
Mykrolis Corp. (a)	9,178	61,860
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		77,388
TOTAL COMMON STOCKS (Cost $12,132,460)		9,547,058
Money Market Funds - 22.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	854,284	$ 854,284
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	1,354,000	1,354,000
TOTAL MONEY MARKET FUNDS (Cost $2,208,284)		2,208,284
TOTAL INVESTMENT PORTFOLIO - 117.7% (Cost $14,340,744)		11,755,342
NET OTHER ASSETS - (17.7)%		(1,768,399)
NET ASSETS - 100%		$ 9,986,943
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $7,495,251 and $7,462,275, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,048 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $2,190,000 of which $253,000 and $1,937,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $800,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $1,298,460) (cost $14,340,744) - See accompanying schedule		$ 11,755,342
Receivable for investments sold		396,678
Receivable for fund shares sold		2,781
Dividends receivable		1,604
Interest receivable		290
Receivable from investment adviser for expense reductions		8,379
Other receivables		212
Total assets		12,165,286

Liabilities
Payable to custodian bank	$ 16,688
Payable for investments purchased	765,772
Payable for fund shares redeemed	6,953
Accrued management fee	4,975
Other payables and accrued expenses	29,955
Collateral on securities loaned, at value	1,354,000
Total liabilities		2,178,343

Net Assets		$ 9,986,943
Net Assets consist of:
Paid in capital		$ 16,288,511
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,716,238)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,585,330)
Net Assets, for 1,029,029 shares outstanding		$ 9,986,943
Net Asset Value and redemption price per share ($9,986,943 ÷ 1,029,029 shares)		$ 9.71
Maximum offering price per share (100/97.00 of $9.71)		$ 10.01

Statement of Operations

		Year ended February 28, 2003

Investment Income
Dividends		$ 33,880
Interest		18,349
Security lending		12,291
Total income		64,520

Expenses
Management fee	$ 71,075
Transfer agent fees	124,728
Accounting and security lending fees	60,667
Non-interested trustees' compensation	45
Custodian fees and expenses	6,357
Registration fees	17,742
Audit	40,151
Legal	218
Miscellaneous	394
Total expenses before reductions	321,377
Expense reductions	(23,598)	297,779
Net investment income (loss)		(233,259)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,516,130)
Foreign currency transactions	(1,100)
Total net realized gain (loss)		(1,517,230)
Change in net unrealized appreciation (depreciation) on: Investment securities	(162,606)
Assets and liabilities in foreign currencies	77
Total change in net unrealized appreciation (depreciation)		(162,529)
Net gain (loss)		(1,679,759)
Net increase (decrease) in net assets resulting from operations		$ (1,913,018)
Other Information
Sales charges paid to FDC		$ 11,903
Deferred sales charges withheld by FDC		$ 892
Exchange fees withheld by FSC		$ 2,378

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environmental Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (233,259)	$ (250,809)
Net realized gain (loss)	(1,517,230)	(1,066,785)
Change in net unrealized appreciation (depreciation)	(162,529)	(1,083,016)
Net increase (decrease) in net assets resulting from operations	(1,913,018)	(2,400,610)
Share transactions Net proceeds from sales of shares	11,704,469	19,365,995
Cost of shares redeemed	(12,288,494)	(29,192,049)
Net increase (decrease) in net assets resulting from share transactions	(584,025)	(9,826,054)
Redemption fees	13,282	29,492
Total increase (decrease) in net assets	(2,483,761)	(12,197,172)

Net Assets
Beginning of period	12,470,704	24,667,876
End of period	$ 9,986,943	$ 12,470,704
Other Information Shares
Sold	1,123,278	1,451,744
Redeemed	(1,170,975)	(2,275,069)
Net increase (decrease)	(47,697)	(823,325)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 12.98	$ 9.57	$ 12.77	$ 16.46
Income from Investment Operations
Net investment income (loss) C	(.20)	(.17)	(.13)	(.21)	(.18)
Net realized and unrealized gain (loss)	(1.68)	(1.25)	3.51	(3.03)	(3.50)
Total from investment operations	(1.88)	(1.42)	3.38	(3.24)	(3.68)
Distributions in excess of net realized gain	-	-	-	(.01)	(.03)
Redemption fees added to paid in capital C	.01	.02	.03	.05	.02
Net asset value, end of period	$ 9.71	$ 11.58	$ 12.98	$ 9.57	$ 12.77
Total Return A,B	(16.15)%	(10.79)%	35.63%	(25.00)%	(22.23)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.64%	2.00%	1.92%	2.47%	2.20%
Expenses net of voluntary waivers, if any	2.50%	2.00%	1.92%	2.47%	2.20%
Expenses net of all reductions	2.45%	1.98%	1.88%	2.39%	2.16%
Net investment income (loss)	(1.92)%	(1.32)%	(1.17)%	(1.76)%	(1.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,987	$ 12,471	$ 24,668	$ 17,553	$ 15,534
Portfolio turnover rate	67%	109%	168%	206%	123%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	-29.02%	-18.05%	129.10%
Select Industrial Equipment (load adj.)	-31.14%	-20.51%	122.22%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	-29.02%	-3.90%	8.64%
Select Industrial Equipment (load adj.)	-31.14%	-4.49%	8.31%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Illinois Tool Works, Inc.	7.5
Tyco International Ltd.	6.9
Emerson Electric Co.	5.5
AGCO Corp.	5.5
American Standard Companies, Inc.	5.2
Ingersoll-Rand Co. Ltd. Class A	4.8
Weatherford International Ltd.	4.8
General Electric Co.	4.4
Parker Hannifin Corp.	4.2
Fastenal Co.	4.0
52.8
Top Industries as of February 28, 2003
% of fund's net assets
Machinery	44.8%
Industrial Conglomerates	13.3%
Building Products	7.4%
Electrical Equipment	7.3%
Trading Companies & Distributors	6.2%
All Others*	21.0%

* Includes short-term investments and net other assets.

Annual Report

Industrial Equipment Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Chris Bartel became Portfolio Manager of Fidelity Select Industrial Equipment Portfolio on January 8, 2003.

Q. How did the fund perform, Chris?

A. For the year ending February 28, 2003, the fund fell 29.02%, while the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the consumer industries sector - declined 22.93% and the Standard & Poor's 500 Index lost 22.68%.

Q. What drove industrial equipment stocks during the past year?

A. Industrial stocks struggled to recover from a downturn in U.S. manufacturing activity that began before the official start of the broader economic recession in March 2001, and even pre-dated the spring 2000 peak in the equity markets. So, there was a lot of anticipation during the past 12 months that the industrial sector would be one of the first areas to recover when the economy improved. Fueling that sentiment was the fact that equipment fleets were aging, while factory machinery and product lines also were getting old and outdated. Unfortunately, that recovery never happened. After growing briskly during the first half of 2002, industrial production contracted in September as businesses pushed out or cancelled capital expenditure plans that would drive spending on machinery and equipment. Non-residential construction and aircraft markets were especially weak, and customers pushed the envelope on existing equipment to avoid replacement spending. As if that wasn't enough, concerns about the corporate accounting practices of a large industrial conglomerate - Tyco International - further pressured the stocks in this space, causing them to further lag the cyclical industries index and the broader market.

Q. What other factors dampened fund performance?

A. Broadly speaking, the fund's leverage to an industrial recovery hurt results. Most of the underperformance took place in the March to October time frame as a result of the sharp downturn in the semiconductor cycle. A big swing in inventory investment earlier in 2002 sparked hopes of improving end-demand, but it turned out to be nothing more than inventory restocking. As a result, several of our holdings in semiconductor capital equipment stocks - including LTX, Applied Materials, KLA-Tencor, Teradyne and ASML - fell sharply. While the fund's former manager scaled back on these positions as the industry's prospects soured, it was too little, too late. Elsewhere, we lost ground to the index by having less exposure to some of the stronger-performing cyclical groups outside of the industrial equipment universe, such as airfreight, chemicals, railroads and home building. Not owning some of the more stable, leading industrial names, such as conglomerate 3M, also detracted.

Q. What about your exposure to Tyco and GE?

A. While both stocks hurt the fund on an absolute basis, they actually helped versus the Goldman Sachs index. Timely trading of Tyco was a plus. The stock was punished during the first half of the period for accounting issues and a corporate governance scandal, but recovered late in the year after the firm replaced its management team and focused on stabilizing its business. Underweighting GE throughout the period helped, as the once-unstoppable engine of industrial growth faltered due in part to concerns about its complex financial structure and its exposure to weak aircraft and power markets.

Q. Where did the fund gain ground on the index?

A. Strong stock selection in industrial machinery was a big relative contributor. Here, our focus was on some of the more cyclical names - including Illinois Tool Works and Parker Hannifin - that were better able to weather the downturn because of their decent balance sheets and diverse exposure to multiple business segments. We also did well in the building products area with American Standard, a manufacturer of plumbing and air conditioning products that benefited from robust home remodeling activity. Elsewhere, electrical equipment company Ametek was a solid contributor, as was leading fastener distributor Fastenal and oilfield equipment maker Weatherford. Finally, shying away from weak auto manufacturers and aerospace stocks also helped.

Q. What's your outlook?

A. Since it's unlikely we'll see a big pickup in industrial spending in the near term, I'm looking to own companies that should hold up well due to either valuation support or dominant market positions. At the same time, I want to avoid names with big exposure to markets where I think there's still some downside risk - namely autos, aircraft and electrical utilities. I think this is an environment where you can get good stocks, solid management teams and a lot of leverage to a recovery at cheap valuations. Given that, I'll continue to pare back stocks I feel are fully valued and buy more of the beaten-down names with better upside in a recovery.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 29, 1986

Fund number: 510

Trading symbol: FSCGX

Size: as of February 28, 2003, more than $17 million

Manager: Chris Bartel, since January 2003; manager, Fidelity Select Networking and Infrastructure Portfolio, 2002-2003; analyst, telecommunications equipment and semiconductor industries, since 2000; joined Fidelity in 1999

3

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 6.2%
Honeywell International, Inc.	8,425	$ 192,848
Lockheed Martin Corp.	3,600	164,592
Northrop Grumman Corp.	1,800	156,060
Raytheon Co.	3,000	81,240
United Technologies Corp.	8,300	486,214
TOTAL AEROSPACE & DEFENSE		1,080,954
AUTO COMPONENTS - 0.3%
American Axle & Manufacturing Holdings, Inc. (a)	2,000	47,300
BUILDING PRODUCTS - 7.4%
American Standard Companies, Inc. (a)	13,200	904,332
Emco Ltd. (a)	9,700	107,705
Maax, Inc.	5,200	63,450
Masco Corp.	4,700	86,386
York International Corp.	6,000	128,400
TOTAL BUILDING PRODUCTS		1,290,273
CHEMICALS - 0.7%
Praxair, Inc.	2,300	121,555
CONSTRUCTION & ENGINEERING - 0.9%
EMCOR Group, Inc. (a)	1,500	72,450
URS Corp. (a)	8,900	79,121
TOTAL CONSTRUCTION & ENGINEERING		151,571
CONSTRUCTION MATERIALS - 0.2%
Martin Marietta Materials, Inc.	1,600	44,128
ELECTRICAL EQUIPMENT - 7.3%
Cooper Industries Ltd. Class A	4,100	155,185
Emerson Electric Co.	20,400	960,228
Hubbell, Inc. Class B	2,600	79,976
Rockwell Automation, Inc.	900	20,709
Thomas & Betts Corp. (a)	4,200	63,546
TOTAL ELECTRICAL EQUIPMENT		1,279,644
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
Agilent Technologies, Inc. (a)	5,700	75,240
Cognex Corp. (a)	4,500	102,150
Roper Industries, Inc.	3,600	103,860
Vishay Intertechnology, Inc. (a)	13,500	136,350
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		417,600
ENERGY EQUIPMENT & SERVICES - 4.8%
Weatherford International Ltd. (a)	20,800	832,832
HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
Varian Medical Systems, Inc. (a)	1,800	90,990

	Shares	Value (Note 1)
INDUSTRIAL CONGLOMERATES - 13.3%
Carlisle Companies, Inc.	2,800	$ 119,308
General Electric Co.	31,950	768,398
Textron, Inc.	6,200	224,006
Tyco International Ltd.	82,300	1,218,040
TOTAL INDUSTRIAL CONGLOMERATES		2,329,752
MACHINERY - 44.8%
Actuant Corp. Class A (a)	2,300	85,100
AGCO Corp. (a)	58,800	954,912
Albany International Corp. Class A	100	2,214
Astec Industries, Inc. (a)	1,300	9,269
Caterpillar, Inc.	1,100	51,700
Crane Co.	900	15,552
Danaher Corp.	5,000	325,100
Deere & Co.	4,000	165,520
Donaldson Co., Inc.	7,000	243,950
Dover Corp.	5,000	127,600
Eaton Corp.	5,000	354,750
Graco, Inc.	3,300	88,440
Harsco Corp.	1,600	48,272
IDEX Corp.	2,500	69,300
Illinois Tool Works, Inc.	22,000	1,310,540
Ingersoll-Rand Co. Ltd. Class A	21,400	844,230
ITT Industries, Inc.	1,400	78,722
Kennametal, Inc.	8,659	259,077
Lincoln Electric Holdings, Inc.	100	1,982
Navistar International Corp. (a)	14,500	342,635
Oshkosh Truck Co.	4,300	262,730
PACCAR, Inc.	2,200	105,644
Parker Hannifin Corp.	18,300	737,673
Pentair, Inc.	15,800	574,330
SPX Corp. (a)	10,400	378,352
Terex Corp. (a)	31,200	376,896
TOTAL MACHINERY		7,814,490
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
Applied Materials, Inc. (a)	3,700	48,026
Helix Technology, Inc.	800	6,240
KLA-Tencor Corp. (a)	7,900	282,425
LAM Research Corp. (a)	1,985	26,460
LTX Corp. (a)	7,400	39,220
Novellus Systems, Inc. (a)	5,700	166,155
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		568,526
SPECIALTY RETAIL - 0.5%
United Rentals, Inc. (a)	11,100	95,793
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - 6.2%
Fastenal Co.	21,000	$ 698,460
W.W. Grainger, Inc.	8,400	386,652
TOTAL TRADING COMPANIES & DISTRIBUTORS		1,085,112
TOTAL COMMON STOCKS (Cost $18,494,596)		17,250,520
Money Market Funds - 3.5%

Fidelity Cash Central Fund, 1.41% (b)	250,058	250,058
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	355,200	355,200
TOTAL MONEY MARKET FUNDS (Cost $605,258)		605,258
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $19,099,854)		17,855,778
NET OTHER ASSETS - (2.3)%		(396,992)
NET ASSETS - 100%		$ 17,458,786
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $27,494,619 and $24,760,338, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,813 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $3,559,000 of which $2,381,000 and $1,178,000 will expire on February 28, 2010 and February 28, 2011, respectively.

Cyclicals Sector

See accompanying notes which are an integral part of the financial statements.

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $349,248) (cost $19,099,854) - See accompanying schedule		$ 17,855,778
Receivable for fund shares sold		1,485
Dividends receivable		34,946
Interest receivable		341
Other receivables		257
Total assets		17,892,807

Liabilities
Payable to custodian bank	$ 13,470
Payable for fund shares redeemed	23,046
Accrued management fee	8,532
Other payables and accrued expenses	33,773
Collateral on securities loaned, at value	355,200
Total liabilities		434,021

Net Assets		$ 17,458,786
Net Assets consist of:
Paid in capital		$ 23,306,743
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,603,881)
Net unrealized appreciation (depreciation) on investments		(1,244,076)
Net Assets, for 1,091,297 shares outstanding		$ 17,458,786
Net Asset Value and redemption price per share ($17,458,786 ÷ 1,091,297 shares)		$ 16.00
Maximum offering price per share (100/97.00 of $16.00)		$ 16.49

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 220,283
Interest		14,400
Security lending		6,211
Total income		240,894

Expenses
Management fee	$ 122,861
Transfer agent fees	120,329
Accounting and security lending fees	60,804
Non-interested trustees' compensation	78
Custodian fees and expenses	8,802
Registration fees	20,539
Audit	40,173
Legal	215
Miscellaneous	482
Total expenses before reductions	374,283
Expense reductions	(3,484)	370,799
Net investment income (loss)		(129,905)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,105,981)
Foreign currency transactions	(50)
Total net realized gain (loss)		(2,106,031)
Change in net unrealized appreciation (depreciation) on investment securities		(5,125,556)
Net gain (loss)		(7,231,587)
Net increase (decrease) in net assets resulting from operations		$ (7,361,492)
Other Information
Sales charges paid to FDC		$ 16,756
Deferred sales charges withheld by FDC		$ 907
Exchange fees withheld by FSC		$ 593

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (129,905)	$ (43,221)
Net realized gain (loss)	(2,106,031)	(1,850,744)
Change in net unrealized appreciation (depreciation)	(5,125,556)	1,285,992
Net increase (decrease) in net assets resulting from operations	(7,361,492)	(607,973)
Distributions to shareholders from net realized gain	-	(33,419)
Share transactions Net proceeds from sales of shares	11,370,302	42,930,353
Reinvestment of distributions	-	32,099
Cost of shares redeemed	(11,339,800)	(38,974,677)
Net increase (decrease) in net assets resulting from share transactions	30,502	3,987,775
Redemption fees	15,115	35,886
Total increase (decrease) in net assets	(7,315,875)	3,382,269

Net Assets
Beginning of period	24,774,661	21,392,392
End of period	$ 17,458,786	$ 24,774,661
Other Information Shares
Sold	561,801	1,862,328
Issued in reinvestment of distributions	-	1,512
Redeemed	(569,419)	(1,751,266)
Net increase (decrease)	(7,618)	112,574

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 22.54	$ 21.69	$ 26.38	$ 25.23	$ 25.91
Income from Investment Operations
Net investment income (loss) C	(.12)	(.03)	(.02)	.02	(.04)
Net realized and unrealized gain (loss)	(6.43)	.88 D	(2.03)	4.44	.25
Total from investment operations	(6.55)	.85	(2.05)	4.46	.21
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	(.03)	(2.67)	(3.34)	(.92)
Total distributions	-	(.03)	(2.67)	(3.35)	(.92)
Redemption fees added to paid in capital C	.01	.03	.03	.04	.03
Net asset value, end of period	$ 16.00	$ 22.54	$ 21.69	$ 26.38	$ 25.23
Total Return A, B	(29.02)%	4.07%	(7.69)%	18.98%	1.00%
Ratios to Average Net Assets E
Expenses before expense reductions	1.77%	1.46%	1.48%	1.43%	1.43%
Expenses net of voluntary waivers, if any	1.77%	1.46%	1.48%	1.43%	1.43%
Expenses net of all reductions	1.76%	1.45%	1.48%	1.41%	1.41%
Net investment income (loss)	(.62)%	(.16)%	(.06)%	.06%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,459	$ 24,775	$ 21,392	$ 26,117	$ 31,573
Portfolio turnover rate	123%	131%	48%	119%	84%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	-6.16%	-1.35%	80.30%
Select Industrial Materials (load adj.)	-8.97%	-4.31%	74.89%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	-6.16%	-0.27%	6.07%
Select Industrial Materials (load adj.)	-8.97%	-0.88%	5.75%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Methanex Corp.	8.2
Phelps Dodge Corp.	7.8
Freeport-McMoRan Copper & Gold, Inc. Class B	7.0
Alcoa, Inc.	6.3
JSC MMC 'Norilsk Nickel' sponsored ADR	6.1
Kinross Gold Corp.	5.9
Tembec, Inc.	4.6
Alcan, Inc.	4.5
Rio Tinto PLC sponsored ADR	4.3
AUR Resources, Inc.	4.2
58.9
Top Industries as of February 28, 2003
% of fund's net assets
Metals & Mining	59.0%
Chemicals	19.4%
Paper & Forest Products	15.6%
Containers & Packaging	4.4%
Construction Materials	1.1%
All Others*	0.5%

* Includes short-term investments and net other assets.

Annual Report

Industrial Materials Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Mark Schmehl, Portfolio
Manager of Fidelity Select
Industrial Materials Portfolio

Q. How did the fund perform, Mark?

A. The fund did much better than its benchmarks, though absolute performance was negative. For the 12 months that ended February 28, 2003, the fund declined 6.16%. By contrast, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%. The Standard & Poor's 500 Index lost 22.68%.

Q. Why did the fund outperform the Goldman Sachs and S&P 500 indexes by such wide margins?

A. The fund owned a lot of gold stocks, which continued to be very strong performers during the past year. The fund's substantial weighting in non-U.S. stocks also was very helpful because a weakening dollar made foreign securities more valuable to U.S. investors. Finally, my underweighting of companies in certain weak-performing sectors, such as chemicals and paper, was, in hindsight, a smart move.

Q. What was your strategy in managing the fund?

A. My general approach was to look for good businesses with good fundamentals. In particular, I focused on investing in companies with pricing power - those that had the ability or, in my opinion, soon would have the ability to raise prices, even given the slow economy. My search for good companies led me to overweight mining stocks, which I continued to be confident about. I also was attracted to a number of foreign holdings, which I thought could benefit from further declines in the dollar. I believed that these international stock ideas were less likely to be recognized by others because many domestic fund managers fail to look past our borders for investment opportunities.

Q. How easy was it to find good businesses in this market?

A. Not easy at all. Because there simply weren't that many stocks that met my investment criteria, the portfolio was much more concentrated than normal. I was more comfortable with owning relatively large positions in stocks that earned my confidence than with being broadly diversified among many more companies with weaker fundamentals.

Q. Can you give an example of the type of stock in which you were willing to concentrate more than usual?

A. Methanex is a good example. At more than 8% of net assets, it was the fund's largest position at the end of the period. Methanex is the world's leading maker of methanol and can produce it far more cheaply than its competitors. This advantage gives it the pricing power I like to see. The company's management team further bolstered my confidence. Methanex's stock did very well during the past year, and my large weighting in the company significantly helped the fund's relative performance.

Q. What other stocks helped performance?

A. Freeport-McMoRan Copper & Gold was the fund's third-largest position as well as its strongest positive contributor to results. Freeport was just one of a number of the fund's mining stocks - including Royal Gold, Norilsk Nickel, Minefinders and Rio Tinto - that benefited from rising commodity prices. All of these companies have low-cost operations and had strong pricing power during the past 12 months. Their ability to keep costs low and charge high prices allowed them to be very profitable. I sold Minefinders during the period.

Q. Which of your investments were disappointments?

A. The biggest disappointment was Solutia, a specialty chemicals maker. Solutia's stock fell steadily throughout the year, as investors feared the impact of a pending lawsuit against it. Pope & Talbot was another weak performer. The company makes pulp, a product used in paper manufacturing. One reason I invested in Pope & Talbot - and other pulp companies too - was because of their large number of international customers, especially in the rapidly expanding Chinese market. As the U.S. dollar falls, pulp companies may become more profitable because of the higher price they can get from customers in other countries. Unfortunately, investors didn't share my analysis, and Pope & Talbot's stock did worse than I expected. A third poor performer was NOVA Chemicals, a maker of petrochemicals whose earnings were dragged down by the rising price of oil.

Q. What's your outlook, Mark?

A. I see a lot of risks but I'm generally positive about the industrials sector, as long as China remains a vibrant emerging market. China's economy has grown at an extremely rapid pace, and many of the companies I've invested in are supplying products to fuel that growth. Provided China's economy continues to do well, I'm optimistic about many of the stocks we own. Here at home, I really don't know what to expect from the U.S. economy, but I do think the portfolio is well-positioned for a potential recovery, which I believe would generate strong demand for important industrial materials. No matter what happens, I'll continue to focus on fundamentally solid companies with strong pricing power.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 29, 1986

Fund number: 509

Trading symbol: FSPDX

Size: as of February 28, 2003, more than
$41 million

Manager: Mark Schmehl, since 2000; analyst, various industries, since 1999; joined Fidelity in 1999

3

Annual Report

Industrial Materials Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
CHEMICALS - 19.4%
Cytec Industries, Inc. (a)	2,300	$ 66,585
Engelhard Corp.	7,400	153,550
Ferro Corp.	5,600	119,056
Georgia Gulf Corp.	25,000	476,000
Methanex Corp.	364,900	3,392,817
Millennium Chemicals, Inc.	29,100	317,772
Minerals Technologies, Inc.	1,600	60,912
NOVA Chemicals Corp.	95,300	1,716,967
PPG Industries, Inc.	10,700	496,480
Praxair, Inc.	10,400	549,640
Solutia, Inc.	250,000	670,000
TOTAL CHEMICALS		8,019,779
CONSTRUCTION MATERIALS - 1.1%
Florida Rock Industries, Inc.	2,600	86,892
Lafarge North America, Inc.	3,659	103,477
Martin Marietta Materials, Inc.	7,300	201,334
Vulcan Materials Co.	1,600	50,720
TOTAL CONSTRUCTION MATERIALS		442,423
CONTAINERS & PACKAGING - 4.4%
Aptargroup, Inc.	5,400	163,620
Ball Corp.	2,019	107,572
Bemis Co., Inc.	1,300	54,418
Owens-Illinois, Inc. (a)	30,400	273,600
Packaging Corp. of America (a)	31,900	550,275
Pactiv Corp. (a)	25,500	503,880
Smurfit-Stone Container Corp. (a)	5,000	66,200
Sonoco Products Co.	2,300	47,725
Temple-Inland, Inc.	1,500	62,850
TOTAL CONTAINERS & PACKAGING		1,830,140
METALS & MINING - 59.0%
Aber Diamond Corp. (a)	35,600	698,712
Agnico-Eagle Mines Ltd.	45,130	622,430
Alcan, Inc.	64,900	1,843,541
Alcoa, Inc.	126,998	2,603,459
AUR Resources, Inc. (a)	630,000	1,731,842
Century Aluminum Co.	76,500	497,250
Cleveland-Cliffs, Inc. (a)	10,000	210,800
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	170,200	2,896,804
JSC MMC 'Norilsk Nickel' sponsored ADR	100,000	2,500,000
Kinross Gold Corp. (a)	344,308	2,421,894
Lionore Mining International Ltd. (a)	100,000	397,521
Phelps Dodge Corp. (a)	90,000	3,236,400
Rio Tinto PLC sponsored ADR	22,000	1,788,600
Royal Gold, Inc.	45,700	888,865

	Shares	Value (Note 1)
SouthernEra Resources Ltd. (a)	318,800	$ 1,460,612
Teck Cominco Ltd. Class B (sub. vtg.)	70,000	565,961
TOTAL METALS & MINING		24,364,691
PAPER & FOREST PRODUCTS - 15.6%
International Forest Products (Interfor) Class A (a)	53,200	268,832
International Paper Co.	44,800	1,569,344
Pope & Talbot, Inc.	140,000	1,701,000
Tembec, Inc. (a)	280,300	1,882,894
Weyerhaeuser Co.	20,000	997,000
TOTAL PAPER & FOREST PRODUCTS		6,419,070
TOTAL COMMON STOCKS (Cost $40,543,545)		41,076,103
Money Market Funds - 15.4%

Fidelity Cash Central Fund, 1.41% (b)	124,281	124,281
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	6,229,600	6,229,600
TOTAL MONEY MARKET FUNDS (Cost $6,353,881)		6,353,881
TOTAL INVESTMENT PORTFOLIO - 114.9% (Cost $46,897,426)		47,429,984
NET OTHER ASSETS - (14.9)%		(6,154,716)
NET ASSETS - 100%		$ 41,275,268
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $102,020,273 and $77,380,436, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,703 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	48.2%
Canada	41.4
Russia	6.1
United Kingdom	4.3
100.0%
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $8,086,000 of which $840,000, $1,365,000, $1,706,000, $1,849,000 and $2,326,000 will expire on February 28, 2007, February 29, 2008, February 28, 2009, February 28, 2010 and February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $1,978,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Cyclicals Sector

See accompanying notes which are an integral part of the financial statements.

Industrial Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $5,886,388) (cost $46,897,426) - See accompanying schedule		$ 47,429,984
Foreign currency held at value (cost $12)		12
Receivable for investments sold		1,413,911
Receivable for fund shares sold		109,344
Dividends receivable		40,555
Interest receivable		459
Redemption fees receivable		8
Other receivables		12,401
Total assets		49,006,674

Liabilities
Payable for fund shares redeemed	$ 1,446,068
Accrued management fee	21,520
Other payables and accrued expenses	34,218
Collateral on securities loaned, at value	6,229,600
Total liabilities		7,731,406

Net Assets		$ 41,275,268
Net Assets consist of:
Paid in capital		$ 51,309,287
Undistributed net investment income		14,521
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,581,331)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		532,791
Net Assets, for 1,731,922 shares outstanding		$ 41,275,268
Net Asset Value and redemption price per share ($41,275,268 ÷ 1,731,922 shares)		$ 23.83
Maximum offering price per share (100/97.00 of $23.83)		$ 24.57

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 414,354
Special Dividends		99,076
Interest		25,693
Security lending		29,327
Total income		568,450

Expenses
Management fee	$ 210,618
Transfer agent fees	203,424
Accounting and security lending fees	60,873
Non-interested trustees' compensation	124
Custodian fees and expenses	23,399
Registration fees	27,357
Audit	40,179
Legal	144
Miscellaneous	584
Total expenses before reductions	566,702
Expense reductions	(54,614)	512,088
Net investment income (loss)		56,362
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,091,224)
Foreign currency transactions	(10,943)
Total net realized gain (loss)		(4,102,167)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,659,723)
Assets and liabilities in foreign currencies	(714)
Total change in net unrealized appreciation (depreciation)		(3,660,437)
Net gain (loss)		(7,762,604)
Net increase (decrease) in net assets resulting from operations		$ (7,706,242)
Other Information
Sales charges paid to FDC		$ 130,455
Deferred sales charges withheld by FDC		$ 665
Exchange fees withheld by FSC		$ 1,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Materials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 56,362	$ 115,473
Net realized gain (loss)	(4,102,167)	(1,671,866)
Change in net unrealized appreciation (depreciation)	(3,660,437)	2,019,914
Net increase (decrease) in net assets resulting from operations	(7,706,242)	463,521
Distributions to shareholders from net investment income	(445,684)	(174,166)
Share transactions Net proceeds from sales of shares	92,824,975	67,261,486
Reinvestment of distributions	429,170	164,904
Cost of shares redeemed	(71,365,294)	(72,055,604)
Net increase (decrease) in net assets resulting from share transactions	21,888,851	(4,629,214)
Redemption fees	77,036	79,761
Total increase (decrease) in net assets	13,813,961	(4,260,098)

Net Assets
Beginning of period	27,461,307	31,721,405
End of period (including undistributed net investment income of $14,521 and undistributed net investment income of $0, respectively)	$ 41,275,268	$ 27,461,307
Other Information Shares
Sold	3,545,040	2,772,091
Issued in reinvestment of distributions	18,263	6,977
Redeemed	(2,892,013)	(3,091,134)
Net increase (decrease)	671,290	(312,066)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 25.89	$ 23.11	$ 19.64	$ 20.32	$ 25.00
Income from Investment Operations
Net investment income (loss) C	.04F	.10	.16	.05	(.12)
Net realized and unrealized gain (loss)	(1.69)	2.81	3.33	(.89)	(4.60)
Total from investment operations	(1.65)	2.91	3.49	(.84)	(4.72)
Distributions from net investment income	(.46)	(.20)	(.11)	(.03)	-
Redemption fees added to paid in capital C	.05	.07	.09	.19	.04
Net asset value, end of period	$ 23.83	$ 25.89	$ 23.11	$ 19.64	$ 20.32
Total Return A,B	(6.16)%	12.98%	18.28%	(3.22)%	(18.72)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.57%	1.57%	1.80%	1.92%	2.07%
Expenses net of voluntary waivers, if any	1.57%	1.57%	1.80%	1.92%	2.07%
Expenses net of all reductions	1.42%	1.49%	1.78%	1.89%	2.04%
Net investment income (loss)	.16%	.42%	.75%	.21%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,275	$ 27,461	$ 31,721	$ 20,627	$ 11,162
Portfolio turnover rate	226%	230%	141%	257%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Investment income per share reflects a special dividend which amounted to $.07 per share.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Transportation	-26.33%	11.48%	151.14%
Select Transportation (load adj.)	-28.54%	8.14%	143.61%
S&P 500	-22.68%	-14.08%	129.29%
GS Cyclical Industries	-22.93%	-23.17%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 249 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of the economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Transportation	-26.33%	2.20%	9.65%
Select Transportation (load adj.)	-28.54%	1.58%	9.31%
S&P 500	-22.68%	-2.99%	8.65%
GS Cyclical Industries	-22.93%	-5.14%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Union Pacific Corp.	7.1
Canadian National Railway Co.	6.4
Norfolk Southern Corp.	6.2
CSX Corp.	5.6
Southwest Airlines Co.	5.3
FedEx Corp.	5.3
United Parcel Service, Inc. Class B	4.8
Eaton Corp.	4.5
Burlington Northern Santa Fe Corp.	4.0
PACCAR, Inc.	4.0
53.2
Top Industries as of February 28, 2003
% of fund's net assets
Road & Rail	41.1%
Air Freight & Logistics	21.3%
Machinery	12.3%
Airlines	12.1%
Oil & Gas	3.2%
All Others*	10.0%

* Includes short-term investments and net other assets.

Annual Report

Transportation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Heather Lawrence, Portfolio Manager of Fidelity Select Transportation Portfolio

Q. How did the fund perform, Heather?

A. For the 12 months ending February 28, 2003, the fund was down 26.33%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 249 stocks designed to measure the performance of companies in the cyclical industries sector - fell 22.93%, while the Standard & Poor's 500 Index declined 22.68%.

Q. Why did the fund underperform the Goldman Sachs index?

A. The fund had broad exposure to stocks in several transportation industries - including airfreight, railroads, trucking and marine - all of which outperformed the Goldman Sachs index. Unfortunately, having a sizable percentage of the fund's assets - about 14% on average throughout the year - in the weak-performing airline industry caused the bulk of the fund's performance shortfall. Airline stocks declined nearly 60%.

Q. What factors caused airline stocks to perform poorly?

A. Generally speaking, airline profitability fell apart. In the spring of 2002, several airlines began adding back seating capacity that had been cut due to slower demand after the terrorist attacks on 9/11. Unfortunately, airline travel demand did not come back as the airlines had hoped, causing downward pressure on pricing, lower profits and poor stock performance. Airlines operate with high fixed costs, such as labor union contracts, which are difficult to reduce amid a poor business climate. Making matters more difficult, fuel costs rose significantly, as did expenses for federally mandated security measures. Some airline holdings that suffered from the industry's weakness were Northwest, Delta and Alaska Air.

Q. The fund's airfreight stocks performed quite well . . .

A. That's true. The fund's top performer, Expeditors International, benefited from a labor union strike at ports on the West Coast. Expeditors was well-positioned for the strike, having booked a sufficient amount of cargo planes at relatively low costs well in advance. When the strike occurred, demand for airline shipping increased and the supply of space in the airline cargo market virtually evaporated, putting Expeditors in a very commanding position. The company was able to raise its airfreight pricing, enabling it to make much more money than Wall Street analysts expected. Another solid performer, United Parcel Service, owned a large fleet of cargo planes and also benefited from the higher demand.

Q. How did the fund's rail stocks perform?

A. The fund's railroad stocks collectively fell about 15%, roughly on par with the rail stocks in the Goldman Sachs index. I maintained a large exposure to rail stocks because I felt these companies were pretty well-protected from the economic downturn, given that a significant amount of what is shipped via the rails, such as grain and coal, is needed regardless of the economy's status. But there were some challenges facing this group. Two derailments on CSX lines in July hurt profitability, and the stock sank nearly 30%. Kansas City Southern, another disappointment, was forced to slow down its service due to some operating inefficiencies in its new computer system. Elsewhere, a poor seasonal grain crop in Canada caused less rail traffic than expected, while a hike in fuel prices further threatened profitability.

Q. What other holdings performed well? Which hurt?

A. Fund holding Teekay Shipping, a Bahamas-based petroleum transporter, performed well due to increased demand for its services, which enabled the company to raise prices. New York-based JetBlue, another solid performer, was one of just a few airlines that have remained profitable during the industry's slump. Among the disappointments, airline and hotel reservation operator Sabre Holdings fell more than 60% amid sharply lower travel demand. Canadian-based Bombardier, a maker of business jets, planes and trains, also was down more than 60% due to a slowdown in corporate spending amid a sluggish economic backdrop. Bombardier was no longer held at period end.

Q. Finally, Heather, what's your outlook for transportation stocks?

A. The performance of transportation stocks will depend largely on the outcome of escalating geopolitical tensions, which has raised the level of investor uncertainty about the entire stock market. Rail and airfreight stocks tend to outperform other areas of the market coming out of a recession as investors anticipate increased inventory restocking and manufacturing. Should the conflict in Iraq end quickly and cause fuel prices to decline to more reasonable levels, corporate profits in the transportation industries could improve. Of course, a sustained economic recovery also could increase demand for transportation services.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 29, 1986

Fund number: 512

Trading symbol: FSRFX

Size: as of February 28, 2003, more than
$21 million

Manager: Heather Lawrence, since 2001; manager, Fidelity Select Air Transportation Portfolio, since 2002; analyst, airline, railroad and airfreight industries, since 2001; joined Fidelity in 2000

3

Annual Report

Transportation Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.4%
Lockheed Martin Corp.	500	$ 22,860
Northrop Grumman Corp.	600	52,020
TOTAL AEROSPACE & DEFENSE		74,880
AIR FREIGHT & LOGISTICS - 21.3%
C.H. Robinson Worldwide, Inc.	15,600	479,076
CNF, Inc.	11,500	330,855
Expeditors International of Washington, Inc.	25,460	870,477
FedEx Corp.	22,300	1,146,220
Forward Air Corp. (a)	2,400	45,240
J.B. Hunt Transport Services, Inc. (a)	7,800	191,412
Ryder System, Inc.	12,000	272,280
United Parcel Service, Inc. Class B	18,300	1,052,982
UTI Worldwide, Inc.	10,600	263,410
TOTAL AIR FREIGHT & LOGISTICS		4,651,952
AIRLINES - 12.1%
Alaska Air Group, Inc. (a)	12,300	223,245
Atlantic Coast Airlines Holdings, Inc. (a)	7,400	46,620
Delta Air Lines, Inc.	39,400	330,960
JetBlue Airways Corp.	23,950	631,322
Northwest Airlines Corp. (a)	36,500	216,445
SkyWest, Inc.	4,900	43,855
Southwest Airlines Co.	94,987	1,146,493
U.S. Airways Group, Inc. (a)	200	32
TOTAL AIRLINES		2,638,972
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Sabre Holdings Corp. Class A (a)	6,580	108,965
CONTAINERS & PACKAGING - 0.2%
Owens-Illinois, Inc. (a)	5,800	52,200
DIVERSIFIED FINANCIALS - 0.3%
GATX Corp.	4,700	72,568
MACHINERY - 12.3%
Eaton Corp.	14,000	993,300
Navistar International Corp. (a)	15,400	363,902
Oshkosh Truck Co.	4,700	287,170
PACCAR, Inc.	18,150	871,563
Trinity Industries, Inc.	10,400	168,584
TOTAL MACHINERY		2,684,519
MARINE - 1.7%
Alexander & Baldwin, Inc.	15,100	375,084
OIL & GAS - 3.2%
OMI Corp. (a)	19,500	90,675
Overseas Shipholding Group, Inc.	8,800	140,272

	Shares	Value (Note 1)
Teekay Shipping Corp.	11,100	$ 430,569
Tsakos Energy Navigation Ltd.	2,400	30,720
TOTAL OIL & GAS		692,236
ROAD & RAIL - 41.1%
Arkansas Best Corp.	10,900	258,330
Burlington Northern Santa Fe Corp.	35,000	875,000
Canadian National Railway Co.	32,700	1,388,681
Canadian Pacific Railway Ltd.	31,800	668,267
CSX Corp.	45,700	1,227,502
Dollar Thrifty Automotive Group, Inc. (a)	7,800	129,090
Florida East Coast Industries, Inc. Class A	3,700	86,728
Genesee & Wyoming, Inc. Class A (a)	1,300	19,890
Heartland Express, Inc.	8,262	148,716
Kansas City Southern (a)	12,650	153,698
Knight Transportation, Inc. (a)	5,625	109,406
Landstar System, Inc. (a)	4,100	221,892
Norfolk Southern Corp.	71,000	1,353,260
Roadway Corp.	2,600	80,340
Swift Transportation Co., Inc. (a)	12,441	198,807
Union Pacific Corp.	28,200	1,556,358
USFreightways Corp.	7,000	170,170
Werner Enterprises, Inc.	10,866	203,738
Yellow Corp.	4,700	106,549
TOTAL ROAD & RAIL		8,956,422
TOTAL COMMON STOCKS (Cost $19,398,968)		20,307,798
Money Market Funds - 3.2%

Fidelity Cash Central Fund, 1.41% (b)	375,437	375,437
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	329,400	329,400
TOTAL MONEY MARKET FUNDS (Cost $704,837)	704,837
TOTAL INVESTMENT PORTFOLIO - 96.3% (Cost $20,103,805)	21,012,635
NET OTHER ASSETS - 3.7%	807,623
NET ASSETS - 100%	$ 21,820,258
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $15,911,627 and $45,461,633, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,149 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.2%
Canada	9.5
Marshall Islands	2.0
British Virgin Islands	1.2
Others (individually less than 1%)	0.1
100.0%
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $5,429,000 of which $2,253,000 and $3,176,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $894,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Cyclicals Sector

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $321,592) (cost $20,103,805) - See accompanying schedule		$ 21,012,635
Receivable for investments sold		1,448,445
Receivable for fund shares sold		33,887
Dividends receivable		28,549
Interest receivable		779
Other receivables		195
Total assets		22,524,490

Liabilities
Payable to custodian bank	$ 40,287
Payable for investments purchased	226,388
Payable for fund shares redeemed	54,450
Accrued management fee	10,846
Other payables and accrued expenses	42,861
Collateral on securities loaned, at value	329,400
Total liabilities		704,232

Net Assets		$ 21,820,258
Net Assets consist of:
Paid in capital		$ 27,463,913
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,552,683)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		909,028
Net Assets, for 956,873 shares outstanding		$ 21,820,258
Net Asset Value and redemption price per share ($21,820,258 ÷ 956,873 shares)		$ 22.80
Maximum offering price per share (100/97.00 of $22.80)		$ 23.51

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 340,125
Interest		24,956
Security lending		7,067
Total income		372,148

Expenses
Management fee	$ 201,361
Transfer agent fees	268,026
Accounting and security lending fees	60,660
Non-interested trustees' compensation	135
Custodian fees and expenses	11,237
Registration fees	29,006
Audit	40,222
Legal	194
Miscellaneous	716
Total expenses before reductions	611,557
Expense reductions	(6,962)	604,595
Net investment income (loss)		(232,447)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,361,306)
Foreign currency transactions	(9,250)
Total net realized gain (loss)		(3,370,556)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,618,711)
Assets and liabilities in foreign currencies	201
Total change in net unrealized appreciation (depreciation)		(6,618,510)
Net gain (loss)		(9,989,066)
Net increase (decrease) in net assets resulting from operations		$ (10,221,513)
Other Information
Sales charges paid to FDC		$ 60,116
Deferred sales charges withheld by FDC		$ 243
Exchange fees withheld by FSC		$ 5,183

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (232,447)	$ (96,591)
Net realized gain (loss)	(3,370,556)	(2,903,059)
Change in net unrealized appreciation (depreciation)	(6,618,510)	4,543,444
Net increase (decrease) in net assets resulting from operations	(10,221,513)	1,543,794
Distributions to shareholders from net realized gain	-	(338,141)
Share transactions Net proceeds from sales of shares	17,653,308	126,709,317
Reinvestment of distributions	-	323,599
Cost of shares redeemed	(57,204,689)	(114,372,642)
Net increase (decrease) in net assets resulting from share transactions	(39,551,381)	12,660,274
Redemption fees	66,892	88,524
Total increase (decrease) in net assets	(49,706,002)	13,954,451

Net Assets
Beginning of period	71,526,260	57,571,809
End of period	$ 21,820,258	$ 71,526,260
Other Information Shares
Sold	611,130	4,312,122
Issued in reinvestment of distributions	-	11,418
Redeemed	(1,964,961)	(3,984,161)
Net increase (decrease)	(1,353,831)	339,379

Financial Highlights

Years ended February 28,	2003	2002	2001	2000E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 30.95	$ 29.20	$ 20.96	$ 25.04	$ 28.34
Income from Investment Operations
Net investment income (loss) C	(.18)	(.06)	(.06)	(.14)	(.18)
Net realized and unrealized gain (loss)	(8.02)	1.99	8.50	.93	(.58)
Total from investment operations	(8.20)	1.93	8.44	.79	(.76)
Distributions from net realized gain	-	(.23)	(.31)	(4.97)	(2.64)
Redemption fees added to paid in capital C	.05	.05	.11	.10	.10
Net asset value, end of period	$ 22.80	$ 30.95	$ 29.20	$ 20.96	$ 25.04
Total ReturnA,B	(26.33)%	6.85%	41.09%	2.15%	(1.73)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.77%	1.44%	1.87%	1.77%	1.96%
Expenses net of voluntary waivers, if any	1.77%	1.44%	1.87%	1.77%	1.96%
Expenses net of all reductions	1.75%	1.40%	1.84%	1.71%	1.90%
Net investment income (loss)	(.67)%	(.21)%	(.25)%	(.54)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,820	$ 71,526	$ 57,572	$ 10,202	$ 19,855
Portfolio turnover rate	47%	155%	137%	318%	182%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Banking Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Banking	-9.24%	3.26%	227.06%
Select Banking (load adj.)	-11.96%	0.16%	217.25%
S&P 500	-22.68%	-14.08%	129.29%
GS Financial Services	-12.66%	5.79%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 260 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Banking	-9.24%	0.64%	12.58%
Select Banking (load adj.)	-11.96%	0.03%	12.24%
S&P 500	-22.68%	-2.99%	8.65%
GS Financial Services	-12.66%	1.13%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Bank One Corp.	8.8
Fifth Third Bancorp	8.3
Bank of America Corp.	7.0
Wachovia Corp.	4.9
U.S. Bancorp, Delaware	4.6
Bank of New York Co., Inc.	4.2
Wells Fargo & Co.	4.2
FleetBoston Financial Corp.	3.9
Citigroup, Inc.	3.8
Golden West Financial Corp., Delaware	3.0
52.7
Top Industries as of February 28, 2003
% of fund's net assets
Banks	88.3%
Diversified Financials	7.0%
Commercial Services & Supplies	0.8%
Insurance	0.3%
All Others*	3.6%

* Includes short-term investments and net other assets.

Annual Report

Banking Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Peter Hirsch, Portfolio Manager of Fidelity Select Banking Portfolio

Q. How did the fund perform, Peter?

A. The fund was down, but not nearly as much as the market overall or the fund's benchmark. For the year ending February 28, 2003, the fund returned -9.24%. During the same period, the Standard & Poor's 500 Index returned -22.68%, while the Goldman Sachs Financial Services Index - an index of 260 stocks designed to measure the performance of companies in the financial services sector - fell 12.66%. Banks held up better than some other financial services areas included in the Goldman Sachs index, particularly brokers and investment managers, which suffered as the market downturn lowered trading volumes, merger and acquisition activity, and assets under management.

Q. What drove the performance of bank stocks over the past year?

A. While a number of factors helped individual banks, the favorable interest rate environment was particularly beneficial to the group overall. As the Federal Reserve Board lowered short-term interest rates over the past two years, the yield curve - which measures the difference between short- and long-term interest rates - steepened. Banks enjoyed higher net interest income as funding costs - meaning the cost of the money they lend out - dropped. Detracting from these gains at some banks, however, were higher credit costs. Commercial loan losses were up due to a general increase in bankruptcies as well as several notable corporate frauds. Fortunately, consumer lending held up pretty well as unemployment remained below the highs of past recessions.

Q. Where was the fund's focus?

A. I took a two-pronged approach. I invested in banks with reasonable valuations - or reasonable prices relative to earnings and other measures - that have demonstrated solid earnings growth in many economic environments. I also bought shares of banks whose credit costs have been higher than normal recently due to the weak economy. I expect these types of banks to benefit once the economy improves and credit costs decline. The fund held large stakes in companies such as Fifth Third Bancorp, a super-regional bank that operates in the Midwest and has a long history of strong earnings growth.

Q. Which stocks were the biggest contributors to performance?

A. Banks with inwardly focused management teams that were able to generate good earnings did especially well. Both Bank One, a bank whose territory stretches from Chicago to Texas, and Bank of America, which reaches coast-to-coast, continued to benefit from new management and its initiatives. Bank One laid the groundwork for a turnaround in its retail business, while also resuming growth in its credit card operations. Bank of America's focus on integration began to pay off after years of acquisitions. Both banks also have the potential for better earnings as the commercial credit cycle improves. Wachovia, which operates on the East Coast, also did well, benefiting from a merger with First Union. UnionBanCal, which is two-thirds owned by Mitsubishi Tokyo Financial Group, benefited from its position as one of the few remaining bank franchises in California, a state that boasts strong demographics.

Q. Which stocks were disappointments?

A. The banks that were the most disappointing were those with higher-than-expected credit costs or significant capital markets exposure. J.P. Morgan Chase, a large New York bank, suffered on both fronts. As a result, I pared back on our stake during the second half of the year. Banks whose businesses involve custody of securities as well as the associated processing also declined sharply during the period. I trimmed our investments in both Mellon, which had worse-than-expected credit, and Northern Trust as their earnings outlooks deteriorated. Late in the period, I began increasing our stake in Bank of New York, which also had suffered from weak earnings in its custody and processing businesses as well as troublesome credit. The stock's valuation had become increasingly attractive, and I expected earnings to benefit as the market and credit environment improved over the next year or two.

Q. In your opinion, Peter, what's ahead for bank stocks?

A. There's a great deal of uncertainty weighing on the market, which I think will continue at least until the war with Iraq is over. I am, however, cautiously optimistic about the longer-term outlook for the banking sector. Valuations on bank stocks remain fairly attractive overall. At some point, I think the economy and corporate earnings will improve, which should benefit credit costs and give a boost to commercial lending, in turn bolstering earnings. Given that stock prices usually follow earnings over the long term, I plan to maintain the fund's focus on banks with reasonable valuations whose earnings growth looks as if it could outpace the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 507

Trading symbol: FSRBX

Size: as of February 28, 2003, more than
$383 million

Manager: Peter Hirsch, since 2002; manager, Fidelity Select Industrial Materials Portfolio, 1998-2000; analyst, various industries, since 1995; joined Fidelity in 1995

3

Annual Report

Banking Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
BANKS - 88.3%
AmSouth Bancorp.	176,700	$ 3,640,020
Associated Banc-Corp.	86,580	2,994,802
Astoria Financial Corp.	32,000	803,840
Bank of America Corp.	389,406	26,962,471
Bank of New York Co., Inc.	705,396	16,068,921
Bank One Corp.	935,626	33,710,604
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	86,600	785,462
Banknorth Group, Inc.	199,200	4,513,872
BB&T Corp.	120,442	3,954,111
City National Corp.	83,500	3,887,760
Comerica, Inc.	131,000	5,368,380
Commerce Bancorp, Inc., New Jersey	240,511	9,937,915
Commerce Bancshares, Inc.	57,426	2,225,832
Compass Bancshares, Inc.	130,000	4,136,600
East West Bancorp, Inc.	20,400	678,300
Fifth Third Bancorp	598,680	31,795,895
First Commonwealth Financial Corp.	60,000	705,000
FirstMerit Corp.	88,400	1,742,364
FleetBoston Financial Corp.	610,954	15,005,030
Fulton Financial Corp.	45,562	836,022
Golden West Financial Corp., Delaware	160,600	11,627,440
Greenpoint Financial Corp.	21,000	892,080
Hawthorne Financial Corp. (a)	45,400	1,373,350
Humboldt Bancorp	57,120	647,798
Huntington Bancshares, Inc.	248,470	4,770,624
IndyMac Bancorp, Inc.	55,100	1,052,410
KeyCorp	30,900	733,257
M&T Bank Corp.	80,700	6,376,914
Marshall & Ilsley Corp.	81,000	2,152,170
Mellon Financial Corp.	451,700	10,167,767
Mercantile Bankshares Corp.	44,238	1,632,382
National City Corp.	365,189	10,086,520
National Commerce Financial Corp.	201,900	4,902,132
NetBank, Inc.	141,000	1,340,910
North Fork Bancorp, Inc. New York	70,300	2,266,472
Northern Trust Corp.	176,400	5,648,328
Pacific Capital Bancorp	666	18,735
Pacific Union Bank (a)	77,808	890,902
PNC Financial Services Group, Inc.	230,900	10,374,337
Popular, Inc.	159,800	5,415,622
PrivateBancorp, Inc.	28,350	678,983
Silicon Valley Bancshares (a)	38,400	666,240
SouthTrust Corp.	346,490	9,351,765
Sovereign Bancorp, Inc.	300,300	4,078,074
SunTrust Banks, Inc.	57,847	3,253,894
Synovus Financial Corp.	233,500	4,494,875
TCF Financial Corp.	800	33,552
U.S. Bancorp, Delaware	837,500	17,520,500
UnionBanCal Corp.	154,875	6,445,898

	Shares	Value (Note 1)
Wachovia Corp.	524,153	$ 18,596,948
Wells Fargo & Co.	353,800	16,044,830
Zions Bancorp	114,700	4,904,572
TOTAL BANKS		338,193,482
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Exult, Inc. (a)	376,200	2,558,160
InterCept, Inc. (a)	98,100	674,928
TOTAL COMMERCIAL SERVICES & SUPPLIES		3,233,088
DIVERSIFIED FINANCIALS - 7.0%
Citigroup, Inc.	436,600	14,556,244
Countrywide Financial Corp.	12,455	664,972
Freddie Mac	18,500	1,011,025
Investors Financial Services Corp.	259,600	6,490,000
J.P. Morgan Chase & Co.	155,800	3,533,544
SEI Investments Co.	11,300	284,884
State Street Corp.	3,000	110,550
TOTAL DIVERSIFIED FINANCIALS		26,651,219
INSURANCE - 0.3%
Travelers Property Casualty Corp.:
Class A	26,799	419,404
Class B	55,061	875,470
TOTAL INSURANCE		1,294,874
TOTAL COMMON STOCKS (Cost $309,021,926)		369,372,663
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 1.41% (b) (Cost $13,989,631)	13,989,631	13,989,631
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $323,011,557)		383,362,294
NET OTHER ASSETS - (0.1)%		(224,627)
NET ASSETS - 100%		$ 383,137,667
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $143,393,407 and $177,691,148, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $25,023 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $4,530,000 all of which will expire on February 28, 2011.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $2,463,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Financial Services Sector

See accompanying notes which are an integral part of the financial statements.

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (cost $323,011,557) - See accompanying schedule		$ 383,362,294
Receivable for fund shares sold		92,634
Dividends receivable		660,180
Interest receivable		18,109
Redemption fees receivable		6
Other receivables		944
Total assets		384,134,167

Liabilities
Payable to custodian bank	$ 4,329
Payable for investments purchased	300,251
Payable for fund shares redeemed	336,527
Accrued management fee	185,477
Other payables and accrued expenses	169,916
Total liabilities		996,500

Net Assets		$ 383,137,667
Net Assets consist of:
Paid in capital		$ 328,107,556
Undistributed net investment income		2,952,742
Accumulated undistributed net realized gain (loss) on investments		(8,273,368)
Net unrealized appreciation (depreciation) on investments		60,350,737
Net Assets, for 12,831,177 shares outstanding		$ 383,137,667
Net Asset Value and redemption price per share ($383,137,667 ÷ 12,831,177 shares)		$ 29.86
Maximum offering price per share (100/97.00 of $29.86)		$ 30.78

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 11,510,539
Interest		342,269
Security lending		27,908
Total income		11,880,716

Expenses
Management fee	$ 2,620,349
Transfer agent fees	1,988,721
Accounting and security lending fees	293,709
Non-interested trustees' compensation	1,657
Custodian fees and expenses	13,109
Registration fees	32,968
Audit	42,326
Legal	2,254
Miscellaneous	9,737
Total expenses before reductions	5,004,830
Expense reductions	(63,993)	4,940,837
Net investment income (loss)		6,939,879
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(3,198,488)
Change in net unrealized appreciation (depreciation) on investment securities		(50,119,300)
Net gain (loss)		(53,317,788)
Net increase (decrease) in net assets resulting from operations		$ (46,377,909)
Other Information
Sales charges paid to FDC		$ 265,401
Deferred sales charges withheld by FDC		$ 2,369
Exchange fees withheld by FSC		$ 7,523

See accompanying notes which are an integral part of the financial statements.

Annual Report

Bank Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,939,879	$ 7,275,522
Net realized gain (loss)	(3,198,488)	2,339,224
Change in net unrealized appreciation (depreciation)	(50,119,300)	(6,819,017)
Net increase (decrease) in net assets resulting from operations	(46,377,909)	2,795,729
Distributions to shareholders from net investment income	(4,545,468)	(6,819,400)
Distributions to shareholders from net realized gain	-	(291,259)
Total distributions	(4,545,468)	(7,110,659)
Share transactions Net proceeds from sales of shares	132,661,819	167,765,410
Reinvestment of distributions	4,301,230	6,720,757
Cost of shares redeemed	(176,600,882)	(210,538,574)
Net increase (decrease) in net assets resulting from share transactions	(39,637,833)	(36,052,407)
Redemption fees	109,932	118,582
Total increase (decrease) in net assets	(90,451,278)	(40,248,755)
Net Assets
Beginning of period	473,588,945	513,837,700
End of period (including undistributed net investment income of $2,952,742 and undistributed net investment income of $1,941,477, respectively)	$ 383,137,667	$ 473,588,945
Other Information Shares
Sold	3,971,002	5,148,637
Issued in reinvestment of distributions	137,755	204,908
Redeemed	(5,516,224)	(6,500,510)
Net increase (decrease)	(1,407,467)	(1,146,965)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 33.26	$ 33.40	$ 26.47	$ 41.57	$ 43.18
Income from Investment Operations
Net investment income (loss) C	.50	.51	.56	.39	.39
Net realized and unrealized gain (loss)	(3.57)	(.17)	9.36	(7.74)	.91
Total from investment operations	(3.07)	.34	9.92	(7.35)	1.30
Distributions from net investment income	(.34)	(.47)	(.60)	(.36)	(.28)
Distributions from net realized gain	-	(.02)	(2.10)	(7.44)	(2.66)
Distributions in excess of net realized gain	-	-	(.37)	-	-
Total distributions	(.34)	(.49)	(3.07)	(7.80)	(2.94)
Redemption fees added to paid in capital C	.01	.01	.08	.05	.03
Net asset value, end of period	$ 29.86	$ 33.26	$ 33.40	$ 26.47	$ 41.57
Total Return A, B	(9.24)%	1.07%	40.08%	22.07%	3.10%
Ratios to Average Net Assets D
Expenses before expense reductions	1.11%	1.11%	1.20%	1.23%	1.17%
Expenses net of voluntary waivers, if any	1.11%	1.11%	1.20%	1.23%	1.17%
Expenses net of all reductions	1.10%	1.09%	1.18%	1.19%	1.16%
Net investment income (loss)	1.54%	1.55%	1.86%	1.00%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 383,138	$ 473,589	$ 513,838	$ 363,537	$ 925,829
Portfolio turnover rate	33%	41%	63%	94%	22%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Brokerage and Investment Management Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	-21.02%	12.08%	292.77%
Select Brokerage and Investment Management (load adj.)	-23.39%	8.72%	280.99%
S&P 500	-22.68%	-14.08%	129.29%
GS Financial Services	-12.66%	5.79%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 260 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	-21.02%	2.31%	14.66%
Select Brokerage and Investment Management (load adj.)	-23.39%	1.69%	14.31%
S&P 500	-22.68%	-2.99%	8.65%
GS Financial Services	-12.66%	1.13%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Lehman Brothers Holdings, Inc.	6.2
Bear Stearns Companies, Inc.	6.0
Goldman Sachs Group, Inc.	5.6
J.P. Morgan Chase & Co.	5.6
Federated Investors, Inc. Class B (non-vtg.)	5.5
Merrill Lynch & Co., Inc.	5.4
Morgan Stanley	5.2
Legg Mason, Inc.	5.1
Citigroup, Inc.	5.0
T. Rowe Price Group, Inc.	4.5
54.1
Top Industries as of February 28, 2003
% of fund's net assets
Diversified Financials	94.5%
Insurance	1.8%
Banks	1.8%
Commercial Services & Supplies	0.2%
Software	0.0%
All Others*	1.7%

* Includes short-term investments and net other assets.

Annual Report

Brokerage and Investment Management Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Joshua Spencer, Portfolio Manager of Fidelity Select Brokerage and Investment Management Portfolio

Q. How did the fund perform, Josh?

A. For the 12-month period that ended February 28, 2003, the fund declined 21.02%. During the same period the Goldman Sachs Financial Services Index - an index of 260 stocks designed to measure the performance of companies in the financial services sector - dropped 12.66%, while the Standard & Poor's 500 Index lost 22.68%.

Q. What factors affected fund performance during the one-year period?

A. The stock market's prolonged difficulties continued to have serious negative repercussions for investment management firms and brokerage companies. Many of the companies I cover rely on capital markets and investment banking for a large portion of their business mix, but by the fourth quarter of 2002 those revenues had fallen approximately 25%. The firms tried to reduce expenses in order to stem the tide but found that it was difficult to cut costs fast enough to offset their losses. In addition, brokerage companies suffered as investments in equity markets slowed and investors moved to bonds. This shift hurt the companies' security-trading commissions, which were off by more than 12% by the end of the period. The fund's underperformance of the Goldman Sachs index came as a result of the index's greater exposure to traditional bank stocks, which profited as a result of low interest rates.

Q. Which stocks detracted from fund performance?

A. Investment Technology Group (ITG), which provides technology used to automate stock trading, was the biggest detractor during the past 12 months. I still owned the stock at period end since I felt it was a good company with high-quality software and systems, and could bounce back when stock trading recovers. Janus Capital was another poor performer for the fund. Janus was hurt by poor mutual fund performance and a shift away from the growth style of investing in which it specialized. Van der Moolen is a New York Stock Exchange specialist, whose people on the floor of the exchange act as intermediaries between stock buyers and sellers. The firm suffered from reduced trading volumes. Additionally, T. Rowe Price, Merrill Lynch and Charles Schwab all declined as trading volumes and/or assets levels dropped during the period.

Q. Which stocks helped fund performance?

A. Bear Stearns, Lehman Brothers and Legg Mason were among the strongest performers during the past year. However, this was not enough to offset the decline of the rest of the industry. These three companies performed well as a result of their focus on the bond market and fixed-income investments rather than equities. Bear Stearns derived approximately 50% of its revenues from the bond market, while Lehman Brothers and Legg Mason were about 60%. Principal Financial Group, a life insurance company, also helped performance. The company profited as investors moved toward its life insurance-linked investment and retirement products, such as variable annuities, as the equity markets softened. I sold this position prior to period end to lock in the profits we made in the stock.

Q. What drove the bond market's growth?

A. After two years of negative stock market performance, last year's rash of corporate scandals and corporate governance worries worsened an already bad situation. WorldCom's bankruptcy announcement in mid-2002 was the straw that broke the camel's back in terms of investor confidence. Investors poured into the fixed-income markets, even though interest rates remained low, as they sought safety from the stock market. In the fourth quarter of last year, it seemed as though the corporate governance issue had died down and companies could get back to business. However, new fears arose about geopolitical issues, including oil supply and a pending war with Iraq, thus increasing investor concerns and continuing to fuel the bond market's growth.

Q. What's your outlook, Josh?

A. I'm cautious. I had hoped that once the corporate governance issue had died down late last year - in part due to Congress' enactment of legislation designed to enforce new restrictions regarding publicly traded companies' financial disclosure - that we would begin to see an upturn in the stock market. Unfortunately, equity investors are now facing the new worries I just mentioned, and I believe the best course for the fund is to be invested in companies with solid balance sheets that may be able to withstand a longer period of uncertainty, while being well-positioned for an eventual recovery.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 068

Trading symbol: FSLBX

Size: as of February 28, 2003, more than
$281 million

Manager: Joshua Spencer, since 2002; manager, Fidelity Select Construction and Housing Portfolio, 2000-2002; analyst, various industries, since 2000; joined Fidelity in 2000

3

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
BANKS - 1.8%
Bank of America Corp.	37,000	$ 2,561,880
Bank One Corp.	70,200	2,529,306
TOTAL BANKS		5,091,186
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Bowne & Co., Inc.	50,000	490,000
Dun & Bradstreet Corp. (a)	1,000	35,900
Equifax, Inc.	1,000	19,180
H&R Block, Inc.	1,000	40,570
TOTAL COMMERCIAL SERVICES & SUPPLIES		585,650
DIVERSIFIED FINANCIALS - 94.5%
A.G. Edwards, Inc.	342,400	9,131,808
Alliance Capital Management Holding LP	140,300	3,956,460
Allied Capital Corp.	56,050	1,123,803
Ameritrade Holding Corp. (a)	2,015,100	10,176,255
Bear Stearns Companies, Inc.	270,686	16,955,771
Charles Schwab Corp.	918,100	7,252,990
Citigroup, Inc.	421,966	14,068,346
Eaton Vance Corp. (non-vtg.)	359,200	9,173,968
Federated Investors, Inc. Class B (non-vtg.)	612,650	15,512,298
Franklin Resources, Inc.	380,400	12,427,668
Gabelli Asset Management, Inc. Class A (a)	117,900	3,349,539
Goldman Sachs Group, Inc.	228,900	15,897,105
Investment Technology Group, Inc. (a)	643,850	8,106,072
J.P. Morgan Chase & Co.	700,020	15,876,454
Janus Capital Group, Inc.	812,600	9,613,058
LaBranche & Co., Inc.	344,400	6,998,208
Legg Mason, Inc.	292,532	14,401,350
Lehman Brothers Holdings, Inc.	313,300	17,347,420
Merrill Lynch & Co., Inc.	443,200	15,104,256
Moody's Corp.	1,000	44,100
Morgan Stanley	398,630	14,689,516
Neuberger Berman, Inc.	292,800	7,800,192
Raymond James Financial, Inc.	309,225	7,879,053
SEI Investments Co.	1,000	25,211
Soundview Technology Group, Inc. (a)	2,522,677	3,203,800
T. Rowe Price Group, Inc.	491,300	12,636,236
Van der Moolen Holding NV sponsored ADR	494,284	6,603,634
Waddell & Reed Financial, Inc. Class A	410,695	6,862,713
TOTAL DIVERSIFIED FINANCIALS		266,217,284
INSURANCE - 1.8%
Nationwide Financial Services, Inc. Class A	212,200	5,156,460

	Shares	Value (Note 1)
SOFTWARE - 0.0%
FactSet Research Systems, Inc.	1,000	$ 25,590
Fair, Isaac & Co., Inc.	1,000	48,840
TOTAL SOFTWARE		74,430
TOTAL COMMON STOCKS (Cost $281,788,424)		277,125,010
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 1.41% (b)	3,645,005	3,645,005
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	4,593,767	4,593,767
TOTAL MONEY MARKET FUNDS (Cost $8,238,772)		8,238,772
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $290,027,196)		285,363,782
NET OTHER ASSETS - (1.2)%		(3,478,665)
NET ASSETS - 100%		$ 281,885,117
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $229,110,449 and $277,336,170, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $37,765 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $5,897,857. The weighted average interest rate was 1.42%. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $53,526,000 of which $44,152,000 and $9,374,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $17,804,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $4,507,842) (cost $290,027,196) - See accompanying schedule		$ 285,363,782
Receivable for investments sold		1,804,433
Receivable for fund shares sold		176,869
Dividends receivable		135
Interest receivable		3,478
Redemption fees receivable		10
Other receivables		47,978
Total assets		287,396,685

Liabilities
Payable for fund shares redeemed	$ 644,403
Accrued management fee	141,292
Other payables and accrued expenses	132,106
Collateral on securities loaned, at value	4,593,767
Total liabilities		5,511,568

Net Assets		$ 281,885,117
Net Assets consist of:
Paid in capital		$ 359,876,546
Undistributed net investment income		584,819
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(73,912,834)
Net unrealized appreciation (depreciation) on investments		(4,663,414)
Net Assets, for 8,485,623 shares outstanding		$ 281,885,117
Net Asset Value and redemption price per share ($281,885,117 ÷ 8,485,623 shares)		$ 33.22
Maximum offering price per share (100/97.00 of $33.22)		$ 34.25

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 6,152,954
Interest		79,396
Security lending		834,706
Total income		7,067,056

Expenses
Management fee	$ 2,122,994
Transfer agent fees	1,893,744
Accounting and security lending fees	243,094
Non-interested trustees' compensation	1,361
Custodian fees and expenses	13,833
Registration fees	28,461
Audit	41,325
Legal	1,701
Interest	1,634
Miscellaneous	10,483
Total expenses before reductions	4,358,630
Expense reductions	(131,648)	4,226,982
Net investment income (loss)		2,840,074
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,864,862)
Foreign currency transactions	4,704
Total net realized gain (loss)		(11,860,158)
Change in net unrealized appreciation (depreciation) on: Investment securities	(77,589,017)
Assets and liabilities in foreign currencies	18,739
Total change in net unrealized appreciation (depreciation)		(77,570,278)
Net gain (loss)		(89,430,436)
Net increase (decrease) in net assets resulting from operations		$ (86,590,362)
Other Information
Sales charges paid to FDC		$ 385,699
Deferred sales charges withheld by FDC		$ 1,918
Exchange fees withheld by FSC		$ 12,863

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,840,074	$ 475,245
Net realized gain (loss)	(11,860,158)	(52,826,701)
Change in net unrealized appreciation (depreciation)	(77,570,278)	912,299
Net increase (decrease) in net assets resulting from operations	(86,590,362)	(51,439,157)
Distributions to shareholders from net investment income	(2,209,018)	(1,339,214)
Distributions to shareholders from net realized gain	-	(39,909,323)
Total distributions	(2,209,018)	(41,248,537)
Share transactions Net proceeds from sales of shares	146,572,532	176,596,708
Reinvestment of distributions	2,105,423	39,647,575
Cost of shares redeemed	(203,906,836)	(330,543,396)
Net increase (decrease) in net assets resulting from share transactions	(55,228,881)	(114,299,113)
Redemption fees	167,665	189,916
Total increase (decrease) in net assets	(143,860,596)	(206,796,891)

Net Assets
Beginning of period	425,745,713	632,542,604
End of period (including undistributed net investment income of $584,819 and undistributed net investment income of $0, respectively)	$ 281,885,117	$ 425,745,713
Other Information Shares
Sold	3,783,390	4,043,418
Issued in reinvestment of distributions	56,007	982,845
Redeemed	(5,413,616)	(7,593,117)
Net increase (decrease)	(1,574,219)	(2,566,854)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 42.32	$ 50.10	$ 45.69	$ 41.16	$ 39.78
Income from Investment Operations
Net investment income (loss) C	.30	.04	.13	(.04)	.10
Net realized and unrealized gain (loss)	(9.19)	(4.31)	10.68	7.64	1.72
Total from investment operations	(8.89)	(4.27)	10.81	7.60	1.82
Distributions from net investment income	(.23)	(.12)	-	(.05)	(.01)
Distributions from net realized gain	-	(3.41)	(6.49)	(3.13)	(.52)
Total distributions	(.23)	(3.53)	(6.49)	(3.18)	(.53)
Redemption fees added to paid in capital C	.02	.02	.09	.11	.09
Net asset value, end of period	$ 33.22	$ 42.32	$ 50.10	$ 45.69	$ 41.16
Total Return A,B	(21.02)%	(8.13)%	23.77%	19.14%	4.76%
Ratios to Average Net Assets D
Expenses before expense reductions	1.20%	1.15%	1.11%	1.29%	1.26%
Expenses net of voluntary waivers, if any	1.20%	1.15%	1.11%	1.29%	1.26%
Expenses net of all reductions	1.16%	1.11%	1.08%	1.28%	1.24%
Net investment income (loss)	.78%	.10%	.24%	(.09)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,885	$ 425,746	$ 632,543	$ 423,572	$ 482,525
Portfolio turnover rate	64%	74%	105%	47%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	-15.06%	5.63%	226.06%
Select Financial Services (load adj.)	-17.61%	2.46%	216.28%
S&P 500	-22.68%	-14.08%	129.29%
GS Financial Services	-12.66%	5.79%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 260 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	-15.06%	1.10%	12.55%
Select Financial Services (load adj.)	-17.61%	0.49%	12.20%
S&P 500	-22.68%	-2.99%	8.65%
GS Financial Services	-12.66%	1.13%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Bank of America Corp.	6.8
American International Group, Inc.	5.5
Citigroup, Inc.	5.2
Bank One Corp.	5.1
Fannie Mae	4.2
Wachovia Corp.	4.1
Wells Fargo & Co.	3.9
Berkshire Hathaway, Inc. Class B	3.9
Fifth Third Bancorp	3.4
Golden West Financial Corp., Delaware	2.9
45.0
Top Industries as of February 28, 2003
% of fund's net assets
Banks	38.7%
Diversified Financials	30.4%
Insurance	25.2%
Real Estate	5.2%
All Others*	0.5%

* Includes short-term investments and net other assets.

Annual Report

Financial Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jeffrey Feingold, Portfolio Manager of Fidelity Select Financial Services Portfolio

Q. How did the fund perform, Jeff?

A. For the 12 months that ended February 28, 2003, the fund returned -15.06%. In comparison, the Goldman Sachs Financial Services Index, an index of 260 stocks designed to measure the performance of companies in the financial services sector, had a return of -12.66%. During the same 12-month period, the Standard & Poor's 500 Index fell 22.68%.

Q. Why did the fund outperform the S&P 500, but fall shy of the Goldman Sachs index?

A. The widening profitability margins at traditional commercial banks helped financial stocks outperform the general market, as reflected by the S&P 500. The fund's underperformance relative to the Goldman Sachs index arose from our overweighting of brokers that suffered from the worse-than-expected equity market, and from our stake in consumer lending companies that were hurt by unanticipated regulatory issues.

Q. What factors affected financial services stocks?

A. The Federal Reserve Board's policy of easing the money supply helped bank stocks, as improving profit margins in traditional bank lending more than offset slow loan growth and questions about deteriorating credit quality brought on by a sluggish economy. However, weak corporate profits and declining equity markets resulted in another disappointing period for capital-market-sensitive companies, especially major brokerage houses and fully integrated banks. The situation was mixed for life insurers. While falling interest rates helped to increase the values of their bond portfolios, yields on new investments fell. Insurers heavily involved in the variable annuity market struggled with accelerating expenses and declining equity assets. The mortgage sector had a solid year as low interest rates and rising home prices combined to spur new home purchases and home refinancing. Consumer lending companies specializing in high-quality loans generally hit their earnings targets. However, sub-prime lenders to higher-risk borrowers were hurt by the economy's slump and increased regulatory scrutiny of their business practices.

Q. What were your principal strategies in this market?

A. Because there was such a crosscurrent of different influences affecting financial stocks, I did not significantly overweight or underweight specific industries. Instead, I placed a premium on stock selection within these subgroups. In addition, in a time of economic weakness and investor uncertainty, I increased my positions in high-quality companies that I thought had good long-term prospects and whose stock prices had declined to attractive levels in the volatile market.

Q. What types of companies helped fund performance?

A. Widening margins on loans helped traditional lenders such as Bank of America, Wachovia and Sovereign Bancorp. Golden West also benefited from low interest rates and rising home prices, which supported its mortgage activities. AFLAC continued to gain market share among life insurers in Japan, helping its stock performance. SLM, formerly known as USA Education and the nation's largest student loan provider, performed very well as demand for its loans increased substantially.

Q. What were some of the biggest disappointments?

A. American International Group, a leading insurer that met or exceeded its earnings forecasts, nevertheless was a detractor as investors were unwilling to continue to support its high price-to-earnings multiple. Major diversified financial institutions such as Citigroup and J.P. Morgan Chase struggled due to litigation and regulatory pressures arising from their ties to such companies as Enron and WorldCom. Brokers, including Merrill Lynch and Morgan Stanley, performed poorly in a weak equity market, while Household International's stock fell because of unanticipated regulatory pressures on it and other sub-prime lenders. I sold the Household position before the end of the period.

Q. What's your outlook, Jeff?

A. It's still unclear how strongly corporate profits will rebound. While stock valuations have come down across much of the financial services sector, uncertainty remains about both the economy and international geopolitics. If these issues do not improve, we may see weakening fundamentals in such areas as banks and credit card companies, which would be vulnerable to sluggish loan growth and credit-quality issues. Investment banking activity could continue to slump if the equity markets remain weak. On the positive side, the willingness of the Bush administration and other government leaders to support an economic stimulus package could help spur growth both in the United States and throughout the world later this year and into 2004. A robust economic recovery would be good news for the financial services sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 10, 1981

Fund number: 066

Trading symbol: FIDSX

Size: as of February 28, 2003, more than
$389 million

Manager: Jeffrey Feingold, since 2001; manager, Fidelity Select Home Finance Portfolio, since 2001; Fidelity Select Defense and Aerospace Portfolio and Fidelity Select Air Transportation Portfolio, 1998-
2001; analyst, various industries, since 1997; joined Fidelity in 1997

3

Annual Report

Financial Services Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
BANKS - 38.7%
Banco Popolare di Verona e Novara	93,800	$ 1,027,181
Bank of America Corp.	380,579	26,351,289
Bank of Hawaii Corp.	44,100	1,371,510
Bank of New York Co., Inc.	247,136	5,629,758
Bank One Corp.	552,919	19,921,672
Commerce Bancorp, Inc., New Jersey	109,546	4,526,441
Fifth Third Bancorp	250,955	13,328,220
FleetBoston Financial Corp.	277,434	6,813,779
Golden West Financial Corp., Delaware	153,900	11,142,360
IBERIABANK Corp.	38,200	1,479,486
Mellon Financial Corp.	69,200	1,557,692
National Bank of Canada	204,400	4,475,812
NetBank, Inc.	71,000	675,210
Northern Trust Corp.	28,300	906,166
Royal Bank of Canada	150,700	5,899,252
SouthTrust Corp.	72,600	1,959,474
Sovereign Bancorp, Inc.	427,400	5,804,092
Synovus Financial Corp.	229,600	4,419,800
U.S. Bancorp, Delaware	118,202	2,472,786
Wachovia Corp.	449,002	15,930,591
Wells Fargo & Co.	332,350	15,072,073
TOTAL BANKS		150,764,644
DIVERSIFIED FINANCIALS - 30.4%
A.G. Edwards, Inc.	20,000	533,400
American Express Co.	196,900	6,611,902
Ameritrade Holding Corp. (a)	115,700	584,285
Bear Stearns Companies, Inc.	54,600	3,420,144
Charles Schwab Corp.	94,286	744,859
Chicago Mercantile Exchange Holdings, Inc. Class A	300	12,915
Citigroup, Inc.	613,502	20,454,157
Countrywide Financial Corp.	142	7,581
Euronext NV	43,500	802,777
Fannie Mae	254,300	16,300,630
Farmer Mac Class C (non-vtg.) (a)	60,100	1,445,405
Federated Investors, Inc. Class B (non-vtg.)	79,150	2,004,078
Freddie Mac	160,900	8,793,185
Goldman Sachs Group, Inc.	109,700	7,618,665
Investors Financial Services Corp.	79,500	1,987,500
J.P. Morgan Chase & Co.	407,660	9,245,729
Janus Capital Group, Inc.	36,000	425,880
LaBranche & Co., Inc.	25,000	508,000
Lehman Brothers Holdings, Inc.	56,900	3,150,553
MBNA Corp.	681,800	9,442,930
Merrill Lynch & Co., Inc.	226,900	7,732,752

	Shares	Value (Note 1)
Morgan Stanley	239,000	$ 8,807,150
Principal Financial Group, Inc.	30,000	827,100
SLM Corp.	57,200	6,231,940
Soundview Technology Group, Inc. (a)	208,300	264,541
Waddell & Reed Financial, Inc. Class A	19,402	324,207
TOTAL DIVERSIFIED FINANCIALS		118,282,265
INSURANCE - 25.2%
ACE Ltd.	170,900	4,735,639
AFLAC, Inc.	228,700	7,146,875
Allmerica Financial Corp. (a)	69,546	984,076
Allstate Corp.	236,900	7,493,147
AMBAC Financial Group, Inc.	8,200	400,570
American International Group, Inc.	433,151	21,350,013
Berkshire Hathaway, Inc. Class B (a)	7,290	15,053,850
Cincinnati Financial Corp.	45,300	1,605,432
Fidelity National Financial, Inc.	119,400	3,919,902
Hartford Financial Services Group, Inc.	82,500	2,980,725
HCC Insurance Holdings, Inc.	24,700	609,349
Lincoln National Corp.	41,500	1,175,695
Marsh & McLennan Companies, Inc.	53,100	2,161,170
MBIA, Inc.	57,500	2,192,475
MetLife, Inc.	272,000	7,118,240
Nationwide Financial Services, Inc. Class A	95,600	2,323,080
Old Republic International Corp.	50,100	1,367,730
PartnerRe Ltd.	17,900	892,315
Radian Group, Inc.	44,800	1,562,176
RenaissanceRe Holdings Ltd.	58,100	2,154,348
St. Paul Companies, Inc.	137,300	4,237,078
Sun Life Financial Services of Canada, Inc.	134,100	2,484,672
Travelers Property Casualty Corp.:
Class A	225,269	3,525,460
Class B	52,327	831,999
TOTAL INSURANCE		98,306,016
REAL ESTATE - 5.2%
Apartment Investment & Management Co. Class A	195,600	7,192,212
AvalonBay Communities, Inc.	18,700	686,477
Duke Realty Corp.	28,700	744,765
Equity Office Properties Trust	79,600	1,952,588
Equity Residential (SBI)	221,700	5,382,876
Pan Pacific Retail Properties, Inc.	27,900	1,049,040
Post Properties, Inc.	20,400	476,544
Simon Property Group, Inc.	53,700	1,860,168
Vornado Realty Trust	20,100	703,500
TOTAL REAL ESTATE		20,048,170
TOTAL COMMON STOCKS (Cost $354,648,425)		387,401,095
Money Market Funds - 2.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	1,025,069	$ 1,025,069
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	9,047,400	9,047,400
TOTAL MONEY MARKET FUNDS (Cost $10,072,469)		10,072,469
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $364,720,894)		397,473,564
NET OTHER ASSETS - (2.1)%		(8,081,144)
NET ASSETS - 100%		$ 389,392,420
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $365,385,721 and $442,487,390, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59,049 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $15,385,000 all of which will expire on February 28, 2011.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $5,178,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Financial Services Sector

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $8,776,028) (cost $364,720,894) - See accompanying schedule		$ 397,473,564
Receivable for investments sold		2,071,208
Receivable for fund shares sold		217,354
Dividends receivable		476,235
Interest receivable		1,167
Redemption fees receivable		1,415
Other receivables		4,218
Total assets		400,245,161

Liabilities
Payable to custodian bank	$ 42
Payable for investments purchased	771,409
Payable for fund shares redeemed	686,217
Accrued management fee	191,634
Other payables and accrued expenses	156,039
Collateral on securities loaned, at value	9,047,400
Total liabilities		10,852,741

Net Assets		$ 389,392,420
Net Assets consist of:
Paid in capital		$ 378,974,142
Undistributed net investment income		406,952
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,741,535)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,752,861
Net Assets, for 4,627,855 shares outstanding		$ 389,392,420
Net Asset Value and redemption price per share ($389,392,420 ÷ 4,627,855 shares)		$ 84.14
Maximum offering price per share (100/97.00 of $84.14)		$ 86.74

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 8,932,180
Interest		82,590
Security lending		96,484
Total income		9,111,254

Expenses
Management fee	$ 2,824,624
Transfer agent fees	2,211,317
Accounting and security lending fees	313,213
Non-interested trustees' compensation	1,802
Custodian fees and expenses	23,957
Registration fees	29,640
Audit	41,704
Legal	2,594
Miscellaneous	8,729
Total expenses before reductions	5,457,580
Expense reductions	(167,321)	5,290,259
Net investment income (loss)		3,820,995
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,149,442)
Foreign currency transactions	(10,060)
Total net realized gain (loss)		(11,159,502)
Change in net unrealized appreciation (depreciation) on: Investment securities	(71,647,611)
Assets and liabilities in foreign currencies	237
Total change in net unrealized appreciation (depreciation)		(71,647,374)
Net gain (loss)		(82,806,876)
Net increase (decrease) in net assets resulting from operations		$ (78,985,881)
Other Information
Sales charges paid to FDC		$ 294,499
Deferred sales charges withheld by FDC		$ 8,442
Exchange fees withheld by FSC		$ 10,650

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,820,995	$ 5,341,507
Net realized gain (loss)	(11,159,502)	3,759,075
Change in net unrealized appreciation (depreciation)	(71,647,374)	(32,636,519)
Net increase (decrease) in net assets resulting from operations	(78,985,881)	(23,535,937)
Distributions to shareholders from net investment income	(4,054,325)	(5,691,207)
Distributions to shareholders from net realized gain	-	(19,818,905)
Total distributions	(4,054,325)	(25,510,112)
Share transactions Net proceeds from sales of shares	131,229,136	221,969,817
Reinvestment of distributions	3,832,576	24,222,922
Cost of shares redeemed	(222,748,911)	(294,783,770)
Net increase (decrease) in net assets resulting from share transactions	(87,687,199)	(48,591,031)
Redemption fees	117,538	105,868
Total increase (decrease) in net assets	(170,609,867)	(97,531,212)
Net Assets
Beginning of period	560,002,287	657,533,499
End of period (including undistributed net investment income of $406,952 and undistributed net investment income of $730,369, respectively)	$ 389,392,420	$ 560,002,287
Other Information Shares
Sold	1,385,333	2,164,616
Issued in reinvestment of distributions	41,751	243,997
Redeemed	(2,401,917)	(2,860,922)
Net increase (decrease)	(974,833)	(452,309)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 99.95	$ 108.59	$ 81.31	$ 100.82	$ 103.28
Income from Investment Operations
Net investment income (loss)C	.74	.96	1.10	.67	.56
Net realized and unrealized gain (loss)	(15.75)	(4.95)	30.26	(14.61)	7.88
Total from investment operations	(15.01)	(3.99)	31.36	(13.94)	8.44
Distributions from net investment income	(.82)	(1.03)	(.80)	(.64)	(.19)
Distributions from net realized gain	-	(3.64)	(3.45)	(5.09)	(10.81)
Total distributions	(.82)	(4.67)	(4.25)	(5.73)	(11.00)
Redemption fees added to paid in capital C	.02	.02	.17	.16	.10
Net asset value, end of period	$ 84.14	$ 99.95	$ 108.59	$ 81.31	$ 100.82
Total Return A, B	(15.06)%	(3.58)%	39.19%	(14.53)%	8.42%
Ratios to Average Net Assets D
Expenses before expense reductions	1.12%	1.07%	1.09%	1.19%	1.20%
Expenses net of voluntary waivers, if any	1.12%	1.07%	1.09%	1.19%	1.20%
Expenses net of all reductions	1.09%	1.03%	1.06%	1.17%	1.18%
Net investment income (loss)	.79%	.93%	1.07%	.66%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 389,392	$ 560,002	$ 657,533	$ 344,152	$ 547,000
Portfolio turnover rate	76%	127%	107%	57%	60%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Home Finance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	-8.30%	2.88%	286.99%
Select Home Finance (load adj.)	-11.05%	-0.21%	275.38%
S&P 500	-22.68%	-14.08%	129.29%
GS Financial Services	-12.66%	5.79%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 260 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	-8.30%	0.57%	14.49%
Select Home Finance (load adj.)	-11.05%	-0.04%	14.14%
S&P 500	-22.68%	-2.99%	8.65%
GS Financial Services	-12.66%	1.13%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Fannie Mae	11.0
Golden West Financial Corp., Delaware	10.2
Freddie Mac	7.0
Old Republic International Corp.	6.5
Radian Group, Inc.	6.2
Fidelity National Financial, Inc.	5.8
Sovereign Bancorp, Inc.	5.5
Astoria Financial Corp.	4.9
Greenpoint Financial Corp.	4.8
J.P. Morgan Chase & Co.	4.7
66.6
Top Industries as of February 28, 2003
% of fund's net assets
Banks	53.5%
Diversified Financials	26.7%
Insurance	18.5%
Real Estate	0.9%
All Others*	0.4%

* Includes short-term investments and net other assets.

Annual Report

13Home Finance Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jeffrey Feingold, Portfolio Manager of Fidelity Select Home Finance Portfolio

Q. How did the fund perform, Jeff?

A. For the 12 months that ended February 28, 2003, the fund returned -8.30%. In comparison, the Goldman Sachs Financial Services Index, an index of 260 stocks designed to measure the performance of companies in the financial services sector, had a return of -12.66%. During the same 12-month period, the Standard & Poor's 500 Index fell 22.68%.

Q. What were the principal factors affecting home finance stocks during the past 12 months?

A. In a sluggish economy, the Federal Reserve Board's policy to ease the money supply helped banks and other mortgage-related institutions improve the profitability of their home-lending businesses. Mortgage activity rose as new homebuyers took advantage of the attractive mortgage rates and as owners of existing homes refinanced to benefit from lower rates and higher property valuations. The widening profitability of traditional lending products helped financial stocks outperform the overall stock market during the past 12 months. At the same time, home finance stocks outpaced the financial sector, the performance of which is reflected in the Goldman Sachs index, because of the improving profitability of mortgage companies and the lack of exposure to either the credit-quality problems of corporate lenders or the equity market risks of brokerage houses. Nevertheless, even home finance stocks posted negative returns on fears of a slowing economy and the overall slump in stock prices.

Q. What were your strategies in this environment?

A. Among home finance stocks, I overweighted government-related institutions such as Fannie Mae and Freddie Mac, and underweighted banks as well as savings and loan institutions. I emphasized the government-related companies because of their strong, consistent earnings growth and their reasonable stock valuations relative to thrift institutions. I thought the thrifts faced some pressure because of the slowing expansion of the net interest margins on their loans, which reflect the difference between the interest rates they can charge for mortgages and the cost of money they borrow. While the government-related institutions continued to have strong earnings growth and substantially outperformed the overall market, they did not perform as well as their earnings would indicate. Investors appeared to be unconvinced about the long-term sustainability of their earnings.

Q. What specific stocks helped performance?

A. Golden West, a thrift, showed healthy earnings, propelled by the strong growth of its mortgage portfolio. Heavy mortgage refinancing also helped Fidelity National's title insurance business. Our investment in Golden State Bank proved profitable when Citigroup acquired the company. Sovereign Bancorp was another contributor, as it met its earnings targets in a tough environment and continued to reduce its debt.

Q. What types of investments detracted from performance?

A. Household International performed poorly, pulled down by growing concerns about the quality of its consumer credit business and the unanticipated regulatory pressures on it and other sub-prime lenders. I sold the position in Household before the end of the period. J.P. Morgan Chase struggled due to litigation and regulatory pressures arising from its ties to companies such as Enron and WorldCom. Fannie Mae was hurt by concerns over its financial position, especially during September when questions arose about a possible mismatch between its assets and its liabilities.

Q. What's your near-term outlook for the home finance industry, Jeff?

A. The fundamental outlook for the home finance industry remains decent. Mortgage rates continue to be extremely low, driving heavy refinancing, while new home purchases persist at a brisk clip. Home prices still are increasing, although at a decelerating pace. A key issue for the remainder of 2003 will be the strength of consumer spending amid a weakened economy. Given concerns about the consumer and the economy, I expect to continue to emphasize institutions with the most predictable cash flows and earnings. At the same time, I intend to focus on those stocks selling at prices that limit the fund's downside risk. At the end of the period, I remained overweighted in stocks such as Fannie Mae because of their continued earnings growth and reasonable valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 098

Trading symbol: FSVLX

Size: as of February 28, 2003, more than
$327 million

Manager: Jeffrey Feingold, since 2001; manager, Fidelity Select Financial Services Portfolio, since 2001; Fidelity Select Defense and Aerospace Portfolio and Fidelity Select Air Transportation Portfolio, 1998-2001; analyst, various industries, since 1997; joined Fidelity in 1997

3

Annual Report

Home Finance Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
BANKS - 53.5%
Astoria Financial Corp.	633,300	$ 15,908,496
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	258,700	2,346,409
Banknorth Group, Inc.	406,375	9,208,458
Charter One Financial, Inc.	396,370	11,459,057
Colonial Bancgroup, Inc.	67,800	785,802
Commercial Federal Corp.	99,325	2,211,968
Dime Bancorp, Inc. warrants 12/31/49 (a)	425,000	51,000
Downey Financial Corp.	36,500	1,465,475
Fifth Third Bancorp	108,400	5,757,124
First Niagara Financial Group, Inc.	1,061,061	11,841,441
Golden West Financial Corp., Delaware	459,900	33,296,760
Greenpoint Financial Corp.	365,600	15,530,688
Hudson City Bancorp, Inc.	192,400	3,653,676
IBERIABANK Corp.	78,700	3,048,051
IndyMac Bancorp, Inc.	30,800	588,280
New York Community Bancorp, Inc.	103,540	2,962,279
North Fork Bancorp, Inc. New York	204,500	6,593,080
People's Bank, Connecticut	100,700	2,591,917
PrivateBancorp, Inc.	115,050	2,755,448
Seacoast Financial Services Corp.	74,900	1,441,825
Sovereign Bancorp, Inc.	1,315,500	17,864,490
TCF Financial Corp.	190,600	7,993,764
Webster Financial Corp. Waterbury Connecticut	90,000	3,204,000
Wells Fargo & Co.	276,900	12,557,415
TOTAL BANKS		175,116,903
DIVERSIFIED FINANCIALS - 26.7%
Bank United Corp. Litigation Contingent Payment Rights Trust rights 12/31/03 (a)	126,300	13,893
Countrywide Financial Corp.	74,612	3,983,535
Doral Financial Corp.	187,350	6,072,014
Fannie Mae	564,500	36,184,448
Farmer Mac Class C (non-vtg.) (a)	126,700	3,047,135
Freddie Mac	419,100	22,903,815
Imperial Credit Industries, Inc. warrants 1/31/08 (a)	31,281	0
J.P. Morgan Chase & Co.	672,700	15,256,836
TOTAL DIVERSIFIED FINANCIALS		87,461,676
INSURANCE - 18.5%
Fidelity National Financial, Inc.	573,914	18,841,597
Old Republic International Corp.	783,600	21,392,280
Radian Group, Inc.	583,400	20,343,158
TOTAL INSURANCE		60,577,035

	Shares	Value (Note 1)
REAL ESTATE - 0.9%
Apartment Investment & Management Co. Class A	78,700	$ 2,893,799
TOTAL COMMON STOCKS (Cost $267,395,302)		326,049,413
Money Market Funds - 0.1%

Fidelity Securities Lending Cash Central Fund, 1.38% (b) (Cost $248,000)	248,000	248,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $267,643,302)		326,297,413
NET OTHER ASSETS - 0.3%		1,096,707
NET ASSETS - 100%		$ 327,394,120
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $315,990,636 and $338,532,802, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57,059 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $3,812,700. The weighted average interest rate was 1.87%. At period end there were no interfund loans outstanding.

Income Tax Information
The fund hereby designates approximately $7,192,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $5,628,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $236,551) (cost $267,643,302) - See accompanying schedule		$ 326,297,413
Receivable for investments sold		1,875,979
Receivable for fund shares sold		307,293
Dividends receivable		468,157
Interest receivable		496
Redemption fees receivable		124
Other receivables		2,171
Total assets		328,951,633

Liabilities
Payable to custodian bank	$ 545,948
Payable for fund shares redeemed	453,980
Accrued management fee	161,514
Other payables and accrued expenses	148,071
Collateral on securities loaned, at value	248,000
Total liabilities		1,557,513

Net Assets		$ 327,394,120
Net Assets consist of:
Paid in capital		$ 270,703,444
Undistributed net investment income		1,688,459
Accumulated undistributed net realized gain (loss) on investments		(3,654,303)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,656,520
Net Assets, for 6,877,982 shares outstanding		$ 327,394,120
Net Asset Value and redemption price per share ($327,394,120 ÷ 6,877,982 shares)		$ 47.60
Maximum offering price per share (100/97.00 of $47.60)		$ 49.07

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 7,506,585
Interest		183,988
Security lending		159,531
Total income		7,850,104

Expenses
Management fee	$ 2,443,246
Transfer agent fees	1,966,802
Accounting and security lending fees	276,451
Non-interested trustees' compensation	1,547
Custodian fees and expenses	14,566
Registration fees	44,345
Audit	41,908
Legal	2,261
Interest	1,985
Miscellaneous	8,370
Total expenses before reductions	4,801,481
Expense reductions	(120,181)	4,681,300
Net investment income (loss)		3,168,804
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		2,330,427
Change in net unrealized appreciation (depreciation) on: Investment securities	(54,344,005)
Assets and liabilities in foreign currencies	5,262
Total change in net unrealized appreciation (depreciation)		(54,338,743)
Net gain (loss)		(52,008,316)
Net increase (decrease) in net assets resulting from operations		$ (48,839,512)
Other Information
Sales charges paid to FDC		$ 538,713
Deferred sales charges withheld by FDC		$ 3,161
Exchange fees withheld by FSC		$ 13,020

See accompanying notes which are an integral part of the financial statements.

Annual Report

Home Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,168,804	$ 3,307,937
Net realized gain (loss)	2,330,427	583,556
Change in net unrealized appreciation (depreciation)	(54,338,743)	21,002,070
Net increase (decrease) in net assets resulting from operations	(48,839,512)	24,893,563
Distributions to shareholders from net investment income	(2,208,881)	(1,253,106)
Distributions to shareholders from net realized gain	(5,002,985)	(25,310,727)
Total distributions	(7,211,866)	(26,563,833)
Share transactions Net proceeds from sales of shares	281,309,467	330,586,427
Reinvestment of distributions	6,880,481	25,255,686
Cost of shares redeemed	(313,781,669)	(363,362,517)
Net increase (decrease) in net assets resulting from share transactions	(25,591,721)	(7,520,404)
Redemption fees	258,135	380,748
Total increase (decrease) in net assets	(81,384,964)	(8,809,926)

Net Assets
Beginning of period	408,779,084	417,589,010
End of period (including undistributed net investment income of $1,688,459 and undistributed net investment income of $2,523,603, respectively)	$ 327,394,120	$ 408,779,084
Other Information Shares
Sold	5,150,509	6,421,166
Issued in reinvestment of distributions	137,922	523,728
Redeemed	(6,129,829)	(7,284,289)
Net increase (decrease)	(841,398)	(339,395)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 52.95	$ 51.82	$ 30.92	$ 42.09	$ 53.36
Income from Investment Operations
Net investment income (loss) C	.39	.41	.37	.30	.28
Net realized and unrealized gain (loss)	(4.77)	4.07	20.73	(10.64)	(10.16)
Total from investment operations	(4.38)	4.48	21.10	(10.34)	(9.88)
Distributions from net investment income	(.30)	(.17)	(.26)	(.19)	(.07)
Distributions from net realized gain	(.70)	(3.23)	(.07)	(.69)	(1.38)
Total distributions	(1.00)	(3.40)	(.33)	(.88)	(1.45)
Redemption fees added to paid in capital C	.03	.05	.13	.05	.06
Net asset value, end of period	$ 47.60	$ 52.95	$ 51.82	$ 30.92	$ 42.09
Total Return A, B	(8.30)%	9.40%	68.78%	(24.88)%	(19.12)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.14%	1.15%	1.30%	1.39%	1.19%
Expenses net of voluntary waivers, if any	1.14%	1.15%	1.30%	1.39%	1.19%
Expenses net of all reductions	1.11%	1.12%	1.27%	1.37%	1.18%
Net investment income (loss)	.75%	.82%	.87%	.72%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 327,394	$ 408,779	$ 417,589	$ 213,058	$ 740,440
Portfolio turnover rate	78%	72%	115%	91%	18%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Insurance	-16.41%	34.42%	245.77%
Select Insurance (load adj.)	-18.92%	30.38%	235.40%
S&P 500	-22.68%	-14.08%	129.29%
GS Financial Services	-12.66%	5.79%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 260 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Insurance	-16.41%	6.09%	13.21%
Select Insurance (load adj.)	-18.92%	5.45%	12.86%
S&P 500	-22.68%	-2.99%	8.65%
GS Financial Services	-12.66%	1.13%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Allstate Corp.	8.1
ACE Ltd.	7.9
MBIA, Inc.	7.4
American International Group, Inc.	6.9
Hartford Financial Services Group, Inc.	4.9
St. Paul Companies, Inc.	4.4
Everest Re Group Ltd.	3.8
Marsh & McLennan Companies, Inc.	3.2
Travelers Property Casualty Corp. Class B	3.2
Berkshire Hathaway, Inc. Class A	2.6
52.4
Top Industries as of February 28, 2003
% of fund's net assets
Insurance	94.5%
Health Care Providers & Services	2.0%
Diversified Financials	0.6%
All Others*	2.9%

* Includes short-term investments and net other assets.

Annual Report

Insurance Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ian Gutterman, Portfolio Manager of Fidelity Select Insurance Portfolio

Q. How did the fund perform, Ian?

A. For the 12 months ending February 28, 2003, the fund was down 16.41%. In comparison, the Goldman Sachs Financial Services Index - an index of 260 stocks designed to measure the performance of companies in the financial services sector - fell 12.66%. During the same period, the Standard & Poor's 500 Index declined 22.68%.

Q. Why did the fund underperform the Goldman Sachs index?

A. About 95% of the fund's assets were invested in insurance stocks, which underperformed several other financial industries, including banks, real estate investment trusts and diversified financial institutions, which made up a sizable portion of the index.

Q. What factors pressured insurance stocks?

A. Among property and casualty (P&C) insurers, several companies unexpectedly announced that they had underestimated the amount of reserves - funds set aside when underwriting new business to cover the future costs of claims - necessary to keep on their balance sheets. The miscalculations of these reserves occurred for two reasons: rising legal costs to settle claims, and an unexpectedly large number of claims related to asbestos contamination. As these companies replenished their reserve requirements with new funds, many took a charge on their quarterly financial results that diluted profits. Turning to the life insurers, these firms tend to have more corporate credit risk in their investment portfolios, and many absorbed losses resulting from corporate bond downgrades. Additionally, a declining equity market reduced the revenue streams coming from variable annuity products.

Q. What strategies did you pursue?

A. I emphasized P&C stocks primarily because I was more confident in the group's earnings-growth potential. As for life insurers, I maintained a lower exposure to them because I was concerned about the negative influence that a declining equity market could have on their earnings. Many life insurers generate fee income from variable annuity products. I felt the assets in those variable annuity accounts, and the fee income generated by the size of those accounts, were susceptible to further erosion should the equity market environment remain poor. While I knew that P&C stocks would be hurt by some reserve adjustments, I underestimated the number and magnitude of the charges that occurred. Comparing apples to apples, the P&C stocks and the life insurance stocks in the Goldman Sachs index fell 16.6% and 13.4%, respectively, while the fund's holdings in each group declined 15.7% and 8.3%, respectively.

Q. Many investors apparently saw the reserve-related charges as being a significant reason to sell P&C stocks . . .

A. Many did take this view, but I felt these charges were a one-time issue for some companies. In my opinion, many firms stepped up and took a greater charge than actually may have been necessary, doing so to prevent having to address this problem again in the future, particularly given the prevailing climate of intense corporate accounting scrutiny. However, P&C insurers gained pricing power - the ability to raise prices on new policies - throughout the period, business remained strong, and I felt these positive trends warranted a higher exposure to the group. Nonetheless, the market apparently felt there could be more charges in the future, and the stocks declined.

Q. What specific holdings performed well? Which disappointed?

A. Life insurer AFLAC rose 21% on solid earnings growth. Travelers Property Casualty, which had performed poorly earlier in the year due to concerns about asbestos liability, rebounded thereafter because investors correctly anticipated it would effectively address questions about a reserve charge. Investors also reacted favorably to multi-line insurer Prudential Financial's share buyback program. Among the disappointments, American International Group, which fell more than 30%, took a surprising charge to boost its reserves in the fourth quarter of 2002. Bond insurer MBIA fell 32% on concerns about higher losses given the weak corporate environment. Hartford Financial, a P&C and life insurer, suffered from concerns about asbestos liability and its financial liquidity.

Q. Looking ahead to the remainder of 2003, can things improve?

A. As of the end of the period, pricing for P&C policies were rising at a rate that more than made up for the rise in their unexpected costs, creating attractive return-on-equity for these companies. As long as this trend continues, the outlook for this group should be positive. Much of what happens in the life insurance industry will continue to depend on the future performance of the equity market, as well as the direction of interest rates. Higher stock prices should benefit variable annuity products, as fee income likely would increase. Higher interest rates also should make fixed-annuity products look more appealing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 045

Trading symbol: FSPCX

Size: as of February 28, 2003, more than
$88 million

Manager: Ian Gutterman, since 2001; manager, Fidelity Select Transportation Portfolio, 2000-2001; Fidelity Select Environmental Services Portfolio, 1999-2001; joined Fidelity in 1999

3

Annual Report

Insurance Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 0.6%
Leucadia National Corp.	1,100	$ 36,982
Principal Financial Group, Inc.	18,200	501,774
TOTAL DIVERSIFIED FINANCIALS		538,756
HEALTH CARE PROVIDERS & SERVICES - 2.0%
Anthem, Inc. (a)	29,400	1,752,534
INSURANCE - 94.5%
ACE Ltd.	250,100	6,930,271
AFLAC, Inc.	21,600	675,000
Alleghany Corp.	1,166	191,690
Allmerica Financial Corp. (a)	76,573	1,083,508
Allstate Corp.	227,000	7,180,010
AMBAC Financial Group, Inc.	46,150	2,254,428
American Financial Group, Inc., Ohio	2,000	39,660
American International Group, Inc.	124,100	6,116,889
Aon Corp.	1,800	35,010
Arch Capital Group Ltd. (a)	40,100	1,253,526
Arthur J. Gallagher & Co.	7,200	176,184
Berkshire Hathaway, Inc.:
Class A (a)	37	2,282,900
Class B (a)	978	2,019,570
Brown & Brown, Inc.	9,100	262,262
Cincinnati Financial Corp.	27,700	981,688
CNA Financial Corp. (a)	2,200	50,578
Commerce Group, Inc., Massachusetts	1,000	34,020
Endurance Specialty Holdings Ltd.	20,000	460,000
Erie Indemnity Co. Class A	1,400	50,960
Everest Re Group Ltd.	63,300	3,380,220
Fidelity National Financial, Inc.	3,462	113,657
Hartford Financial Services Group, Inc.	119,500	4,317,535
HCC Insurance Holdings, Inc.	23,000	567,410
Hilb, Rogal & Hamilton Co.	1,000	29,730
IPC Holdings Ltd.	15,500	437,875
Jefferson-Pilot Corp.	14,650	552,305
John Hancock Financial Services, Inc.	76,900	2,160,890
Lincoln National Corp.	59,500	1,685,635
Markel Corp. (a)	300	64,098
Marsh & McLennan Companies, Inc.	69,200	2,816,440
MBIA, Inc.	171,800	6,550,734
Mercury General Corp.	800	28,968
MetLife, Inc.	54,000	1,413,180
MGIC Investment Corp.	6,100	240,706
Montpelier Re Holdings Ltd.	49,500	1,322,145
Nationwide Financial Services, Inc. Class A	90,300	2,194,290
Ohio Casualty Corp. (a)	66,800	820,972
Old Republic International Corp.	16,400	447,720
PartnerRe Ltd.	16,400	817,540
Philadelphia Consolidated Holding Corp. (a)	2,500	77,875
Platinum Underwriters Holdings Ltd.	70,200	1,597,050

	Shares	Value (Note 1)
Progressive Corp.	900	$ 46,809
Protective Life Corp.	3,600	97,632
Prudential Financial, Inc.	28,200	846,846
Radian Group, Inc.	37,400	1,304,138
Reinsurance Group of America, Inc.	600	15,858
RenaissanceRe Holdings Ltd.	59,400	2,202,552
SAFECO Corp.	300	9,864
St. Paul Companies, Inc.	125,100	3,860,586
StanCorp Financial Group, Inc.	4,600	228,850
The Chubb Corp.	18,029	862,147
The PMI Group, Inc.	2,400	65,040
Torchmark Corp.	4,400	159,764
Transatlantic Holdings, Inc.	6,850	443,538
Travelers Property Casualty Corp.:
Class A	144,000	2,253,600
Class B	176,800	2,811,120
UICI (a)	41,800	420,090
UnumProvident Corp.	10,235	133,055
W.R. Berkley Corp.	30,250	1,228,150
Willis Group Holdings Ltd.	27,800	696,390
XL Capital Ltd. Class A	26,500	1,879,910
Zenith National Insurance Corp.	500	10,005
TOTAL INSURANCE		83,291,073
TOTAL COMMON STOCKS (Cost $84,268,070)		85,582,363
Money Market Funds - 4.9%

Fidelity Cash Central Fund, 1.41% (b)	3,110,305	3,110,305
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	1,202,300	1,202,300
TOTAL MONEY MARKET FUNDS (Cost $4,312,605)	4,312,605
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $88,580,675)	89,894,968
NET OTHER ASSETS - (2.0)%	(1,744,470)
NET ASSETS - 100%	$ 88,150,498
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $108,349,354 and $129,035,220, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,641 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.4%
Bermuda	21.6
100.0%
Income Tax Information
The fund hereby designates approximately $4,779,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $1,335,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Financial Services Sector

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $1,161,330) (cost $88,580,675) - See accompanying schedule		$ 89,894,968
Receivable for fund shares sold		111,311
Dividends receivable		122,703
Interest receivable		3,060
Other receivables		564
Total assets		90,132,606

Liabilities
Payable to custodian bank	$ 34,171
Payable for investments purchased	471,457
Payable for fund shares redeemed	168,859
Accrued management fee	43,437
Other payables and accrued expenses	61,884
Collateral on securities loaned, at value	1,202,300
Total liabilities		1,982,108

Net Assets		$ 88,150,498
Net Assets consist of:
Paid in capital		$ 88,170,799
Undistributed net investment income		49,282
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,383,876)
Net unrealized appreciation (depreciation) on investments		1,314,293
Net Assets, for 2,146,662 shares outstanding		$ 88,150,498
Net Asset Value and redemption price per share ($88,150,498 ÷ 2,146,662 shares)		$ 41.06
Maximum offering price per share (100/97.00 of $41.06)		$ 42.33

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 1,426,530
Interest		114,759
Security lending		16,258
Total income		1,557,547

Expenses
Management fee	$ 706,026
Transfer agent fees	656,185
Accounting and security lending fees	80,639
Non-interested trustees' compensation	451
Custodian fees and expenses	10,896
Registration fees	27,732
Audit	40,709
Legal	618
Miscellaneous	1,769
Total expenses before reductions	1,525,025
Expense reductions	(26,523)	1,498,502
Net investment income (loss)		59,045
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	714,179
Foreign currency transactions	(80)
Total net realized gain (loss)		714,099
Change in net unrealized appreciation (depreciation) on investment securities		(23,736,041)
Net gain (loss)		(23,021,942)
Net increase (decrease) in net assets resulting from operations		$ (22,962,897)
Other Information
Sales charges paid to FDC		$ 227,380
Deferred sales charges withheld by FDC		$ 516
Exchange fees withheld by FSC		$ 5,895

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 59,045	$ 366,617
Net realized gain (loss)	714,099	4,197,937
Change in net unrealized appreciation (depreciation)	(23,736,041)	2,501,212
Net increase (decrease) in net assets resulting from operations	(22,962,897)	7,065,766
Distributions to shareholders from net investment income	(248,409)	(88,265)
Distributions to shareholders from net realized gain	(3,934,303)	(883,784)
Total distributions	(4,182,712)	(972,049)
Share transactions Net proceeds from sales of shares	95,872,748	133,252,593
Reinvestment of distributions	4,033,379	933,352
Cost of shares redeemed	(127,910,409)	(139,334,497)
Net increase (decrease) in net assets resulting from share transactions	(28,004,282)	(5,148,552)
Redemption fees	87,865	117,971
Total increase (decrease) in net assets	(55,062,026)	1,063,136
Net Assets
Beginning of period	143,212,524	142,149,388
End of period (including undistributed net investment income of $49,282 and undistributed net investment income of $355,426, respectively)	$ 88,150,498	$ 143,212,524
Other Information Shares
Sold	1,983,851	2,769,942
Issued in reinvestment of distributions	82,208	20,343
Redeemed	(2,738,825)	(2,987,654)
Net increase (decrease)	(672,766)	(197,369)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 50.79	$ 47.12	$ 27.64	$ 42.14	$ 42.10
Income from Investment Operations
Net investment income (loss)C	.02	.13	.28	(.05)	(.04)
Net realized and unrealized gain (loss)	(8.14)	3.83	19.76	(7.92)	4.01
Total from investment operations	(8.12)	3.96	20.04	(7.97)	3.97
Distributions from net investment income	(.09)	(.03)	(.12)	-	-
Distributions from net realized gain	(1.55)	(.30)	(.65)	(6.60)	(3.98)
Total distributions	(1.64)	(.33)	(.77)	(6.60)	(3.98)
Redemption fees added to paid in capitalC	.03	.04	.21	.07	.05
Net asset value, end of period	$ 41.06	$ 50.79	$ 47.12	$ 27.64	$ 42.14
Total ReturnA,B	(16.41)%	8.56%	73.17%	(22.12)%	9.84%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.26%	1.20%	1.20%	1.39%	1.33%
Expenses net of voluntary waivers, if any	1.26%	1.20%	1.20%	1.39%	1.33%
Expenses net of all reductions	1.24%	1.17%	1.16%	1.36%	1.31%
Net investment income (loss)	.05%	.28%	.66%	(.12)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,150	$ 143,213	$ 142,149	$ 29,521	$ 82,879
Portfolio turnover rate	95%	104%	175%	107%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Biotechnology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-28.16%	27.73%	154.76%
Select Biotechnology (load adj.)	-30.32%	23.89%	147.12%
S&P 500	-22.68%	-14.08%	129.29%
GS Health Care	-19.82%	17.78%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 117 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-28.16%	5.02%	9.80%
Select Biotechnology (load adj.)	-30.32%	4.38%	9.47%
S&P 500	-22.68%	-2.99%	8.65%
GS Health Care	-19.82%	3.33%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Amgen, Inc.	10.4
IDEC Pharmaceuticals Corp.	8.9
Gilead Sciences, Inc.	8.4
Biogen, Inc.	8.1
MedImmune, Inc.	7.2
Genzyme Corp. - General Division	7.1
Cephalon, Inc.	4.8
Celgene Corp.	3.6
Invitrogen Corp.	2.7
Scios, Inc.	2.2
63.4
Top Industries as of February 28, 2003
% of fund's net assets
Biotechnology	74.6%
Pharmaceuticals	8.7%
Health Care Equipment & Supplies	0.1%
Wireless Telecommunication Services	0.0%
All Others*	16.6%

* Includes short-term investments and net other assets.

Annual Report

16Biotechnology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Andraz Razen, Portfolio Manager of Fidelity Biotechnology Portfolio

Q. How did the fund perform, Andraz?

A. For the 12 months ending February 28, 2003, the fund fell 28.16%. In comparison, the Goldman Sachs Health Care Index - an index of 117 stocks designed to measure the performance of companies in the health care sector - fell 19.82% and the Standard & Poor's 500 Index declined 22.68%.

Q. Why did the fund underperform the Goldman Sachs index?

A. Many biotechnology companies have future earnings growth potential, but also have high debt levels and have yet to turn a profit. Amid the challenging market that existed during the past year - one characterized by geopolitical and economic concerns, accounting scandals and corporate malfeasance - investors were particularly disinterested in valuing stocks by any means other than near-term earnings growth. As a result, the fundamentals within biotech looked weaker than other health care industries that were sizable components of the index, such as health care equipment, managed care providers and hospitals.

Q. What were your key investment strategies?

A. My strategy continued to be driven by my fundamental analysis of products in the later stages of human clinical trials at generally more established firms with near-term earnings growth, which offered what I felt was the best risk-adjusted potential for stock price appreciation. My main goal was to try to gauge which products would exceed expectations. At the same time, I generally avoided owning companies that weren't yet profitable and had products in the earlier stages of clinical trials. This strategy was particularly helpful during the past six months amid a market environment that was unforgiving of companies unable to generate earnings. For example, demand increased in the second half of the period for stocks of the sector's more-established companies - such as Gilead Sciences, Genzyme, Biogen and Amgen - all of which had strong product momentum and were top holdings in the fund.

Q. It appears investors became more selective within the sector during the second half of the period . . .

A. Yes, that's true. Although biotech stocks have moved in high correlation to one another at different times - particularly during short periods of extreme performance - the sector is actually a stock picker's group in the long run. During the past six months, investors generally weren't willing to pay for speculative companies offering only longer-term growth potential. Fortunately, after a broad-based sell-off in the market during the late summer, investors did become more selective within the biotech group, finding value in the sector's mature companies with products and earnings momentum. The existence of only a small number of profitable companies with viable products led me to construct a very concentrated portfolio. As such, the fund's 10-largest positions on average during the past six months represented about 60% of the fund's assets. These top holdings were primarily either mature companies with products on the market or companies with at least one product in the late stages of a clinical trial.

Q. What holdings performed well? Which disappointed?

A. Top-contributor Gilead Sciences performed well on positive momentum for its HIV-drug, Viread, which gained market share. Scios rose more than 100% on positive clinical results for Natrecor, a drug to treat acute heart failure. Elsewhere, Neurocrine Biosciences rallied 18% after announcing a deal to receive upwards of $400 million from Pfizer to develop and market the biotech firm's treatment for insomnia. Among the detractors, IDEC Pharmaceuticals suffered from a poorer-than-expected launch for its non-Hodgkin's lymphoma drug, Zevalin. A small position in Abgenix, one of the few earlier-stage product companies in the fund, declined 68%. Sepracor fell 70%, in part due to the Food and Drug Administration's failure to approve a highly anticipated anti-allergy drug.

Q. What's your outlook for biotech stocks, Andraz?

A. I'm hopeful that the companies I've emphasized in the fund will experience positive earnings growth momentum in 2003 based on the introduction of new products. Going forward, my top holdings will continue to represent my best ideas based on a variety of factors, including product analysis and stock valuation. I also expect to reduce the fund's cash level by looking for compelling ideas in other health and technology companies that do business with biotechnology firms.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 042

Trading symbol: FBIOX

Size: as of February 28, 2003, more than
$1.4 billion

Manager: Andraz Razen, since 2002; manager, Fidelity Advisor Biotechnology Fund, since 2002; analyst, various industries, since 1998; joined Fidelity in 1998

3

Annual Report

Biotechnology Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 82.2%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 73.9%
Abgenix, Inc. (a)	1,725,700	$ 9,940,032
Actelion Ltd. (Reg.) (a)	80,740	3,731,743
Affymetrix, Inc. (a)	585,600	15,459,840
Alkermes, Inc. (a)	1,728,960	13,727,942
Amgen, Inc. (a)	2,836,500	154,986,362
Amylin Pharmaceuticals, Inc. (a)	44,100	676,494
Biogen, Inc. (a)	3,367,150	119,668,511
BioMarin Pharmaceutical, Inc. (a)	541,100	5,416,411
Celgene Corp. (a)	2,469,615	54,087,038
Cell Therapeutics, Inc. (a)	700,571	4,918,008
Cephalon, Inc. (a)	1,480,040	71,263,926
Chiron Corp. (a)	378,900	13,837,428
CV Therapeutics, Inc. (a)	561,835	9,910,769
Enzon Pharmaceuticals, Inc. (a)	571,100	7,167,305
Geneprot, Inc. (d)	180,000	630,000
Genzyme Corp. - General Division (a)	3,373,800	105,195,084
Gilead Sciences, Inc. (a)	3,660,600	124,460,400
IDEC Pharmaceuticals Corp. (a)	4,579,730	131,667,238
Ilex Oncology, Inc. (a)	595,900	3,778,006
Invitrogen Corp. (a)	1,295,410	40,209,526
Isis Pharmaceuticals (a)	247,200	1,107,456
Medarex, Inc. (a)	771,000	2,151,090
MedImmune, Inc. (a)	3,572,020	107,196,320
Millennium Pharmaceuticals, Inc. (a)	62	444
Neurocrine Biosciences, Inc. (a)	688,200	28,993,866
QLT, Inc. (a)	663,900	6,065,546
Regeneron Pharmaceuticals, Inc. (a)	939,000	17,221,260
Techne Corp. (a)	506,500	11,001,180
Telik, Inc. (a)	18,100	215,933
Transkaryotic Therapies, Inc. (a)	391,800	1,962,918
Trimeris, Inc. (a)	355,700	14,235,114
Vertex Pharmaceuticals, Inc. (a)	1,024,060	11,315,863
XOMA Ltd. (a)	1,221,000	4,407,810
Zymogenetics, Inc.	88,800	770,784
TOTAL BIOTECHNOLOGY		1,097,377,647
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Epix Medical, Inc. (a)	182,100	1,165,622
PHARMACEUTICALS - 8.2%
Abbott Laboratories	609,000	21,692,580
Barr Laboratories, Inc. (a)	24,500	1,908,795
Guilford Pharmaceuticals, Inc. (a)	425,000	1,457,750
Johnson & Johnson	428,700	22,485,315
Ligand Pharmaceuticals, Inc. Class B (a)	494,600	2,339,458
Merck & Co., Inc.	150,000	7,912,500
Schering-Plough Corp.	298,700	5,382,574
Scios, Inc. (a)	732,600	31,970,664
Sepracor, Inc. (a)	597,800	7,388,808

	Shares	Value (Note 1)
Shire Pharmaceuticals Group PLC sponsored ADR (a)	295,100	$ 4,642,218
Wyeth	400,200	14,107,050
TOTAL PHARMACEUTICALS		121,287,712
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
Millicom International Cellular SA (a)	161	758
TOTAL COMMON STOCKS (Cost $1,185,662,360)		1,219,831,739
Convertible Preferred Stocks - 0.4%

BIOTECHNOLOGY - 0.4%
Xenon Genetics, Inc. Series E (d) (Cost $6,724,138)	981,626	6,056,632
Convertible Bonds - 0.8%
	Principal Amount
BIOTECHNOLOGY - 0.3%
Cell Therapeutics, Inc. 5.75% 6/15/08 (c)	$ 7,500,000	4,359,000
PHARMACEUTICALS - 0.5%
Sepracor, Inc. 5.75% 11/15/06 (c)	9,880,000	7,595,744
TOTAL CONVERTIBLE BONDS (Cost $17,077,351)		11,954,744
Money Market Funds - 21.6%
	Shares
Fidelity Cash Central Fund, 1.41% (b)	223,274,266	223,274,266
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	96,685,700	96,685,700
TOTAL MONEY MARKET FUNDS (Cost $319,959,966)		319,959,966
Cash Equivalents - 1.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.32%, dated 2/28/03 due 3/3/03) (Cost $20,917,000)	$ 20,919,305	20,917,000
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $1,550,340,815)	1,578,720,081
NET OTHER ASSETS - (6.4)%	(94,417,253)
NET ASSETS - 100%	$ 1,484,302,828
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,954,744 or 0.8% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 990,000
Xenon Genetics, Inc. Series E	3/23/01	$ 6,724,138
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,078,627,947 and $1,478,629,774, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,857 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,686,632 or 0.5% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
CV Therapeutics, Inc.	$ -	$ 13,654,187	$ -	$ -
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $1,262,509,000 of which $34,965,000, $444,200,000 and $783,344,000 will expire on February 28, 2009, February 28, 2010 and February 28, 2011, respectively.

Health Care Sector

See accompanying notes which are an integral part of the financial statements.

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $92,589,456 and repurchase agreements of $20,917,000) (cost $1,550,340,815) - See accompanying schedule		$ 1,578,720,081
Cash		905
Receivable for investments sold		7,115,378
Receivable for fund shares sold		753,991
Dividends receivable		146,786
Interest receivable		518,382
Redemption fees receivable		109
Other receivables		37,742
Total assets		1,587,293,374

Liabilities
Payable for investments purchased	$ 2,974,101
Payable for fund shares redeemed	1,803,603
Accrued management fee	724,023
Other payables and accrued expenses	803,119
Collateral on securities loaned, at value	96,685,700
Total liabilities		102,990,546

Net Assets		$ 1,484,302,828
Net Assets consist of:
Paid in capital		$ 2,728,312,303
Undistributed net investment income		104,900
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,272,491,942)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		28,377,567
Net Assets, for 38,629,965 shares outstanding		$ 1,484,302,828
Net Asset Value and redemption price per share ($1,484,302,828 ÷ 38,629,965 shares)		$ 38.42
Maximum offering price per share (100/97.00 of $38.42)		$ 39.61

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 326,292
Interest		5,629,744
Security lending		529,784
Total income		6,485,820

Expenses
Management fee	$ 10,012,852
Transfer agent fees	11,074,452
Accounting and security lending fees	842,961
Non-interested trustees' compensation	6,487
Custodian fees and expenses	36,129
Registration fees	41,230
Audit	48,067
Legal	10,267
Miscellaneous	58,146
Total expenses before reductions	22,130,591
Expense reductions	(770,864)	21,359,727
Net investment income (loss)		(14,873,907)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(7,076,556) on sales of investments in affiliated issuers)	(730,143,643)
Foreign currency transactions	607
Total net realized gain (loss)		(730,143,036)
Change in net unrealized appreciation (depreciation) on: Investment securities	75,787,931
Assets and liabilities in foreign currencies	(1,699)
Total change in net unrealized appreciation (depreciation)		75,786,232
Net gain (loss)		(654,356,804)
Net increase (decrease) in net assets resulting from operations		$ (669,230,711)
Other Information
Sales charges paid to FDC		$ 1,063,490
Deferred sales charges withheld by FDC		$ 20,183
Exchange fees withheld by FSC		$ 66,643

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (14,873,907)	$ (19,900,490)
Net realized gain (loss)	(730,143,036)	(465,171,781)
Change in net unrealized appreciation (depreciation)	75,786,232	(405,851,358)
Net increase (decrease) in net assets resulting from operations	(669,230,711)	(890,923,629)
Share transactions Net proceeds from sales of shares	346,674,008	881,421,651
Cost of shares redeemed	(627,547,544)	(1,074,712,708)
Net increase (decrease) in net assets resulting from share transactions	(280,873,536)	(193,291,057)
Redemption fees	572,165	1,219,663
Total increase (decrease) in net assets	(949,532,082)	(1,082,995,023)

Net Assets
Beginning of period	2,433,834,910	3,516,829,933
End of period (including undistributed net investment income of $104,900 and undistributed net investment income of $23,435, respectively)	$ 1,484,302,828	$ 2,433,834,910
Other Information Shares
Sold	8,420,251	13,912,004
Redeemed	(15,303,113)	(17,611,447)
Net increase (decrease)	(6,882,862)	(3,699,443)
Financial Highlights

Years ended February 28,	2003	2002	2001	2000E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 53.48	$ 71.46	$ 107.27	$ 41.35	$ 34.52
Income from Investment Operations
Net investment income (loss)C	(.36)	(.42)	(.32)	(.30)	(.26)
Net realized and unrealized gain (loss)	(14.71)	(17.59)	(33.51)	68.93	9.15
Total from investment operations	(15.07)	(18.01)	(33.83)	68.63	8.89
Distributions from net realized gain	-	-	(1.70)	(2.82)	(2.09)
Distributions in excess of net realized gain	-	-	(.41)	-	-
Total distributions	-	-	(2.11)	(2.82)	(2.09)
Redemption fees added to paid in capitalC	.01	.03	.13	.11	.03
Net asset value, end of period	$ 38.42	$ 53.48	$ 71.46	$ 107.27	$ 41.35
Total ReturnA,B	(28.16)%	(25.16)%	(31.61)%	173.22%	27.13%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.29%	1.11%	1.01%	1.16%	1.34%
Expenses net of voluntary waivers, if any	1.29%	1.11%	1.01%	1.16%	1.34%
Expenses net of all reductions	1.24%	1.09%	1.00%	1.15%	1.30%
Net investment income (loss)	(.87)%	(.67)%	(.37)%	(.51)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,484,303	$ 2,433,835	$ 3,516,830	$ 5,292,350	$ 741,530
Portfolio turnover rate	73%	96%	74%	72%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Health Care Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Health Care	-16.14%	14.10%	314.42%
Select Health Care (load adj.)	-18.66%	10.68%	301.99%
S&P 500	-22.68%	-14.08%	129.29%
GS Health Care	-19.82%	17.78%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 117 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Health Care	-16.14%	2.67%	15.28%
Select Health Care (load adj.)	-18.66%	2.05%	14.93%
S&P 500	-22.68%	-2.99%	8.65%
GS Health Care	-19.82%	3.33%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Johnson & Johnson	9.9
Merck & Co., Inc.	7.3
Pfizer, Inc.	7.3
Medtronic, Inc.	7.2
Abbott Laboratories	6.9
St. Jude Medical, Inc.	6.2
Schering-Plough Corp.	4.9
Boston Scientific Corp.	4.7
Wyeth	4.5
Pharmacia Corp.	4.0
62.9
Top Industries as of February 28, 2003
% of fund's net assets
Pharmaceuticals	49.2%
Health Care Equipment & Supplies	29.3%
Health Care Providers & Services	11.2%
Biotechnology	8.8%
Specialty Retail	0.5%
All Others*	1.0%

* Includes short-term investments and net other assets.

Annual Report

Health Care Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Steven Calhoun, Portfolio Manager of Fidelity Select Health Care Portfolio

Q. How did the fund perform, Steve?

A. For the one-year period that ended February 28, 2003, the fund declined 16.14%. During the same period, the Goldman Sachs Health Care Index - an index of 117 stocks designed to measure the performance of companies in the health care sector - dropped 19.82%, while the Standard & Poor's 500 Index lost 22.68%.

Q. Why did the fund outperform its benchmarks?

A. The primary reason for the fund's outperformance relative to the Goldman Sachs index was my overweighted position in the health care equipment industry, which did particularly well during the period. The fund outperformed the broader market, as represented by the S&P 500, because health care - despite some areas of weakness - did comparatively well in this stock market downturn.

Q. What drove performance for health care equipment stocks?

A. As I mentioned in my report to shareholders six months ago, two broad trends are driving this market. The first is drug-coated stents. The second is the MADIT II Trial for ICDs - Implantable Cardioverter Defibrillators, which are designed to control abnormal heart rhythms and, if needed, shock a too-rapid rhythm back to normal and prevent a heart attack. Drug-coated stents have proved to be effective in lowering restenosis - reblockage of arteries - rates and the risk of infection after surgery, and are expected to receive approval for use and sale sometime in early 2003.

Q. How did these trends affect stocks in that industry?

A. Boston Scientific was the fund's top contributor as its stock rose in anticipation of its drug-coated stent launch in late 2003 or early 2004. Johnson & Johnson also was a key contributor to performance as it prepares for its stent launch. The MADIT II trial, which found that ICDs dramatically lowered heart attack risk and that the number of patients requiring ICD implants had increased exponentially, boosted sales growth estimates for the devices. The stocks of St. Jude Medical and Medtronic, both of which make ICDs, rose on those expectations. In addition to that positive news, there has been a relatively new development in the CRM - cardiac rhythm management - market, with the introduction of heart resynchronization devices designed to reduce the number of fatal heart attacks.

Q. How did pharmaceutical stocks perform?

A. Over the past few months, I've selectively added to my positions within pharmaceuticals as valuations declined to more reasonable levels. While I'm still underweighted relative to the Goldman Sachs index, I've closed the gap somewhat. I've been looking for stocks with attractive valuations that have good product pipelines for the next couple of years. Merck, which did well over the past 12 months, is a prime example of that strategy paying off. Abbott Laboratories and Schering-Plough, although detractors during the period, recently received approval for new drug launches that I felt could positively affect their earnings.

Q. How about other industries within the health care group?

A. I reduced my holdings in health care providers and services, as the industry's performance declined due to questions surrounding budget tightening. Still, HMO UnitedHealth Group posted solid gains as it benefited from improved pricing and solid management. On the negative side, hospital stock Tenet Healthcare hurt performance. However, I continued to own the stock, and in fact added to my position since I believed the worst of the bad news about reimbursement difficulties was behind it and had been priced into the stock's valuation. Positive stock selection and an underweighted position in the troubled biotech group added modestly to performance. While I remained cautious on biotech due to expensive valuations and unfavorable performance, I continued to look for opportunities. MedImmune is an example. Although the stock fared poorly during the period, I continued to own it because the company received positive news about its new influenza vaccine, called FluMist, and has been actively pursuing Food and Drug Administration approval to bring the first - and only - vaccine of its kind to market. Underweighting biotech company Amgen hurt as the stock regained ground after losing roughly 45% of its value earlier in the period when the fund's underweighted position helped performance.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I believe the strong product pipeline within the health care equipment area may continue to help keep the broader health care sector a relatively safe haven during a time of turbulent stock market activity. However, I will not rely merely on that expectation and will continue to focus on stock selection, looking for companies that have strong earnings potential.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 14, 1981

Fund number: 063

Trading symbol: FSPHX

Size: as of February 28, 2003, more than
$1.7 billion

Manager: Steven Calhoun, since 2002; manager, Fidelity Select Medical Equipment and Systems Portfolio, since 2002; Fidelity Select Retailing Portfolio, 1999-2002; director of associate research, 1997- 1999; equity research associate, 1994-1997; joined Fidelity in 1994

3

Annual Report

Health Care Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 8.8%
Amgen, Inc. (a)	1,130,600	$ 61,775,984
Biogen, Inc. (a)	223,000	7,925,420
Cephalon, Inc. (a)	405,200	19,510,380
Geneprot, Inc. (c)	111,000	388,500
Genzyme Corp. - General Division (a)	567,700	17,700,886
Gilead Sciences, Inc. (a)	258,700	8,795,800
IDEC Pharmaceuticals Corp. (a)	414,920	11,928,950
MedImmune, Inc. (a)	585,070	17,557,951
Neurocrine Biosciences, Inc. (a)	211,500	8,910,495
TOTAL BIOTECHNOLOGY		154,494,366
HEALTH CARE EQUIPMENT & SUPPLIES - 29.3%
Alcon, Inc.	471,700	18,467,055
Baxter International, Inc.	2,221,800	63,076,902
Biomet, Inc.	977,900	29,561,917
Boston Scientific Corp. (a)	1,857,900	82,063,443
CTI Molecular Imaging, Inc.	737,200	14,353,358
Edwards Lifesciences Corp. (a)	170,900	4,547,649
Guidant Corp. (a)	568,900	20,343,864
Hillenbrand Industries, Inc.	188,900	9,435,555
Medtronic, Inc.	2,833,104	126,639,749
St. Jude Medical, Inc. (a)	2,390,900	109,216,312
Varian Medical Systems, Inc. (a)	520,400	26,306,220
Zimmer Holdings, Inc. (a)	184,550	8,192,175
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		512,204,199
HEALTH CARE PROVIDERS & SERVICES - 11.2%
Accredo Health, Inc. (a)	626,900	14,888,875
AdvancePCS Class A (a)	418,800	11,705,460
AmerisourceBergen Corp.	945,100	51,980,500
Cardinal Health, Inc.	227,100	13,010,559
HCA, Inc.	833,300	34,365,292
Tenet Healthcare Corp. (a)	1,055,750	19,182,978
Triad Hospitals, Inc. (a)	91,400	2,375,486
UnitedHealth Group, Inc.	576,700	47,808,430
TOTAL HEALTH CARE PROVIDERS & SERVICES		195,317,580
PHARMACEUTICALS - 49.2%
Abbott Laboratories	3,370,900	120,071,458
Eli Lilly & Co.	916,700	51,848,552
Forest Laboratories, Inc. (a)	186,300	9,277,740
Johnson & Johnson	3,300,564	173,114,579
Merck & Co., Inc.	2,429,300	128,145,575
Pfizer, Inc.	4,262,490	127,107,452
Pharmaceutical Resources, Inc. (a)	193,700	7,254,065
Pharmacia Corp.	1,700,500	70,264,660
Schering-Plough Corp.	4,771,300	85,978,826
Teva Pharmaceutical Industries Ltd. sponsored ADR	234,900	8,874,522

	Shares	Value (Note 1)
Wyeth	2,236,370	$ 78,832,043
TOTAL PHARMACEUTICALS		860,769,472
SPECIALTY RETAIL - 0.5%
Weight Watchers International, Inc. (a)	213,500	8,934,975
TOTAL COMMON STOCKS (Cost $1,475,854,417)		1,731,720,592
Money Market Funds - 3.0%
Fidelity Cash Central Fund, 1.41% (b)	26,997,914	26,997,914
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	24,581,700	24,581,700
TOTAL MONEY MARKET FUNDS (Cost $51,579,614)		51,579,614
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,527,434,031)		1,783,300,206
NET OTHER ASSETS - (2.0)%		(34,841,582)
NET ASSETS - 100%		$ 1,748,458,624
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc.	7/7/00	$ 610,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,707,186,408 and $2,895,886,771, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $148,194 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $388,500 or 0.0% of net assets.

Income Tax Information
The fund hereby designates approximately $46,506,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At February 28, 2003, the fund had a capital loss carryforward of approximately $67,712,000 all of which will expire on February 28, 2011.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $69,450,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $23,399,957) (cost $1,527,434,031) - See accompanying schedule		$ 1,783,300,206
Receivable for investments sold		11,880,304
Receivable for fund shares sold		542,425
Dividends receivable		1,813,443
Interest receivable		33,700
Redemption fees receivable		93
Other receivables		19,957
Total assets		1,797,590,128

Liabilities
Payable for investments purchased	$ 21,154,122
Payable for fund shares redeemed	2,130,949
Accrued management fee	848,780
Other payables and accrued expenses	415,953
Collateral on securities loaned, at value	24,581,700
Total liabilities		49,131,504

Net Assets		$ 1,748,458,624
Net Assets consist of:
Paid in capital		$ 1,679,387,196
Undistributed net investment income		1,531,012
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(188,331,987)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		255,872,403
Net Assets, for 17,562,545 shares outstanding		$ 1,748,458,624
Net Asset Value and redemption price per share ($1,748,458,624 ÷ 17,562,545 shares)		$ 99.56
Maximum offering price per share (100/97.00 of $99.56)		$ 102.64

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 23,045,650
Interest		956,860
Security lending		87,686
Total income		24,090,196

Expenses
Management fee	$ 11,621,874
Transfer agent fees	8,138,394
Accounting and security lending fees	932,673
Non-interested trustees' compensation	6,352
Custodian fees and expenses	83,384
Registration fees	47,624
Audit	24,676
Legal	12,637
Miscellaneous	35,770
Total expenses before reductions	20,903,384
Expense reductions	(1,212,504)	19,690,880
Net investment income (loss)		4,399,316
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,888,574)
Foreign currency transactions	(19,028)
Total net realized gain (loss)		(174,907,602)
Change in net unrealized appreciation (depreciation) on: Investment securities	(203,737,492)
Assets and liabilities in foreign currencies	20,214
Total change in net unrealized appreciation (depreciation)		(203,717,278)
Net gain (loss)		(378,624,880)
Net increase (decrease) in net assets resulting from operations		$ (374,225,564)
Other Information
Sales charges paid to FDC		$ 996,817
Deferred sales charges withheld by FDC		$ 76,647
Exchange fees withheld by FSC		$ 35,273

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,399,316	$ 3,359,448
Net realized gain (loss)	(174,907,602)	51,275,450
Change in net unrealized appreciation (depreciation)	(203,717,278)	(306,095,640)
Net increase (decrease) in net assets resulting from operations	(374,225,564)	(251,460,742)
Distributions to shareholders from net investment income	(3,690,576)	(2,598,838)
Distributions to shareholders from net realized gain	(46,584,247)	(3,845,686)
Total distributions	(50,274,823)	(6,444,524)
Share transactions Net proceeds from sales of shares	298,590,394	486,526,951
Reinvestment of distributions	47,403,253	6,102,207
Cost of shares redeemed	(540,624,899)	(623,117,885)
Net increase (decrease) in net assets resulting from share transactions	(194,631,252)	(130,488,727)
Redemption fees	178,410	349,100
Total increase (decrease) in net assets	(618,953,229)	(388,044,893)

Net Assets
Beginning of period	2,367,411,853	2,755,456,746
End of period (including undistributed net investment income of $1,531,012 and undistributed net investment income of $943,665, respectively)	$ 1,748,458,624	$ 2,367,411,853
Other Information Shares
Sold	2,824,688	3,865,734
Issued in reinvestment of distributions	409,763	50,187
Redeemed	(5,169,082)	(4,981,522)
Net increase (decrease)	(1,934,631)	(1,065,601)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 121.42	$ 134.00	$ 130.79	$ 137.60	$ 113.84
Income from Investment Operations
Net investment income (loss) C	.23	.17	.30	.15	.17
Net realized and unrealized gain (loss)	(19.48)	(12.45)	21.72	.90	29.85
Total from investment operations	(19.25)	(12.28)	22.02	1.05	30.02
Distributions from net investment income	(.20)	(.13)	(.24)	(.08)	(.19)
Distributions from net realized gain	(2.42)	(.19)	(18.63)	(7.85)	(6.17)
Total distributions	(2.62)	(.32)	(18.87)	(7.93)	(6.36)
Redemption fees added to paid in capital C	.01	.02	.06	.07	.10
Net asset value, end of period	$ 99.56	$ 121.42	$ 134.00	$ 130.79	$ 137.60
Total Return A, B	(16.14)%	(9.15)%	16.40%	1.15%	27.20%
Ratios to Average Net Assets D
Expenses before expense reductions	1.05%	.99%	.98%	1.07%	1.07%
Expenses net of voluntary waivers, if any	1.05%	.99%	.98%	1.07%	1.07%
Expenses net of all reductions	.99%	.96%	.97%	1.05%	1.05%
Net investment income (loss)	.22%	.13%	.21%	.12%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,748,459	$ 2,367,412	$ 2,755,457	$ 2,365,063	$ 3,145,825
Portfolio turnover rate	139%	135%	78%	70%	66%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Delivery Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	-13.78%	-15.57%	156.13%
Select Medical Delivery (load adj.)	-16.37%	-18.10%	148.45%
S&P 500	-22.68%	-14.08%	129.29%
GS Health Care	-19.82%	17.78%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 117 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	-13.78%	-3.33%	9.86%
Select Medical Delivery (load adj.)	-16.37%	-3.91%	9.53%
S&P 500	-22.68%	-2.99%	8.65%
GS Health Care	-19.82%	3.33%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
UnitedHealth Group, Inc.	20.3
Tenet Healthcare Corp.	15.0
HCA, Inc.	13.8
Anthem, Inc.	4.8
Community Health Systems, Inc.	4.8
Health Management Associates, Inc. Class A	4.8
Universal Health Services, Inc. Class B	4.7
Triad Hospitals, Inc.	4.7
LifePoint Hospitals, Inc.	4.7
Accredo Health, Inc.	4.4
82.0
Top Industries as of February 28, 2003
% of fund's net assets
Health Care Providers & Services	87.8%
All Others*	12.2%

* Includes short-term investments and net other assets.

Annual Report

Medical Delivery Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jonathan Zang, Portfolio Manager of Fidelity Select Medical Delivery Portfolio

Q. How did the fund perform, Jonathan?

A. For the 12 months that ended February 28, 2003, the fund declined 13.78%. By comparison, the Goldman Sachs Health Care Index - an index of 117 stocks designed to measure the performance of companies in the health care sector - fell 19.82%, while the Standard & Poor's 500 Index dropped 22.68% during the same time period.

Q. How did you beat the performance of the fund's benchmarks during the period?

A. The fund invests primarily in health care services companies, a much narrower range of stocks than the Goldman Sachs index. The index contains pharmaceutical and biotechnology stocks that generally underperformed hospital and managed care stocks during the period. Many hospital companies and managed care providers, in which the fund was heavily invested, posted good results during the first half of the period, helping the fund's performance until hospital sector valuations fell later in 2002. The S&P 500 index, which invests in an even broader range of stocks, including large-cap technology stocks, had much more exposure to the economic slowdown, hurting its performance to an even greater degree during the year.

Q. What was your strategy in this difficult investing environment?

A. I focused on hospitals and selected managed care companies, which contributed positively to the fund's performance during the first half of the period, as they were two of the best-performing groups in the health care sector during this time. Hospitals were helped by the ongoing strength of admissions growth and continued to benefit from higher prices from managed care companies and healthy Medicare reimbursements. I added to the fund's hospital holdings in which I had the greatest conviction as their valuations fell. This move resulted in the fund holding fewer positions at the end of the period. I also was more selective with managed care companies because I believed the industry's recent earnings gains might lead to increased competition. Finally, I eliminated the fund's holdings in pharmacy benefits managers and reduced its drug distributor holdings substantially - a strategy that proved helpful as the valuations of a number of these companies deteriorated.

Q. What strategies weren't so successful?

A. My overweighting of health care facilities proved to be untimely during the latter part of the year, when valuations dropped across the industry as concerns about the sustainability of Tenet Healthcare's earnings spread throughout the entire group. This negative impact on performance was largely offset by my favorable security selection within the health care facilities group earlier in the period, as well as good stock picks in the managed health care industry.

Q. What stocks helped the fund's performance?

A. The fund benefited when managed care company Trigon was acquired by Anthem, as part of the ongoing consolidation trend among managed care companies. UnitedHealth Group, another managed care provider, continued to post earnings that were meaningfully ahead of expectations due to better-than-anticipated enrollment growth in certain markets and good expense controls. I bought pharmacy benefits manager Caremark after its stock price dropped due to fears of investigations into industry practices. The company's stock price later rebounded after those fears subsided, and I sold the stock.

Q. What stocks underperformed?

A. Shares of Tenet Healthcare, a large hospital management company, plummeted after it was disclosed that half of the company's earnings growth in recent years came from an unsustainable exploitation of a loophole in the Medicare reimbursement system. Province Healthcare's stock performance was hurt by management's inability to execute its growth initiatives by realizing operating improvements at recently acquired hospitals, forcing the company to lower its earnings projections. I sold this stock. Triad Hospitals, which operates in smaller, high-growth urban markets, fell late in the period along with other hospital stocks, all affected by investor worries that the government's desire to pass a budget-neutral prescription drug benefit would necessitate cuts in hospital Medicare reimbursement.

Q. What's your outlook for the coming months, Jonathan?

A. I'm still cautiously optimistic. Although investor sentiment has become much worse for hospital stocks recently, earnings growth was strong and I believed valuations were attractive at period end. I don't think that any upcoming cuts in Medicare reimbursement - should they materialize - will be as severe as valuations currently discount. To me, fundamentals for many hospital companies still appeared strong toward the end of the period, and I increased the fund's exposure to that industry accordingly.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 505

Trading symbol: FSHCX

Size: as of February 28, 2003, more than
$117 million

Manager: Jonathan Zang, since 2002; manager, Fidelity Select Chemicals Portfolio, 1999-2002; Fidelity Select Utilities Growth Portfolio, 1998-
1999; analyst, various industries, since 1997;
joined Fidelity in 1997

3

Annual Report

Medical Delivery Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 87.8%
	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 87.8%
Accredo Health, Inc. (a)	217,500	$ 5,165,625
AmerisourceBergen Corp.	25,000	1,375,000
Anthem, Inc. (a)	94,739	5,647,392
Community Health Systems, Inc. (a)	299,700	5,619,375
Coventry Health Care, Inc. (a)	70,000	1,983,100
HCA, Inc.	393,723	16,237,137
Health Management Associates, Inc. Class A	312,817	5,605,681
HealthSouth Corp. (a)	214,700	768,626
Laboratory Corp. of America Holdings (a)	98,000	2,721,460
LifePoint Hospitals, Inc. (a)	260,800	5,528,960
Tenet Healthcare Corp. (a)	971,750	17,656,698
Triad Hospitals, Inc. (a)	213,400	5,546,266
UnitedHealth Group, Inc.	287,700	23,850,329
Universal Health Services, Inc. Class B (a)	142,900	5,550,236
TOTAL COMMON STOCKS (Cost $104,013,486)		103,255,885
Money Market Funds - 11.6%

Fidelity Cash Central Fund, 1.41% (b)	12,780,607	12,780,607
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	855,000	855,000
TOTAL MONEY MARKET FUNDS (Cost $13,635,607)		13,635,607
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $117,649,093)		116,891,492
NET OTHER ASSETS - 0.6%		743,455
NET ASSETS - 100%		$ 117,634,947
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $511,591,992 and $485,274,774, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $47,302 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $2,761,111. The weighted average interest rate was 1.86%. Interest expense includes $1,287 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,714,000. The weighted average interest rate was 1.97%. Interest expense includes $188 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $21,862,000 of which $18,216,000, $3,617,000 and $29,000 will expire on February 29, 2008, February 28, 2009 and February 28, 2010, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $26,772,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $843,750) (cost $117,649,093) - See accompanying schedule		$ 116,891,492
Receivable for investments sold		4,007,336
Receivable for fund shares sold		136,359
Dividends receivable		20,791
Interest receivable		2,136
Redemption fees receivable		3,080
Other receivables		32,302
Total assets		121,093,496

Liabilities
Payable for investments purchased	$ 1,708,606
Payable for fund shares redeemed	805,358
Accrued management fee	59,291
Other payables and accrued expenses	30,294
Collateral on securities loaned, at value	855,000
Total liabilities		3,458,549

Net Assets		$ 117,634,947
Net Assets consist of:
Paid in capital		$ 168,316,295
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(49,923,747)
Net unrealized appreciation (depreciation) on investments		(757,601)
Net Assets, for 5,150,613 shares outstanding		$ 117,634,947
Net Asset Value and redemption price per share ($117,634,947 ÷ 5,150,613 shares)		$ 22.84
Maximum offering price per share (100/97.00 of $22.84)		$ 23.55

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 81,535
Interest		140,104
Security lending		38,398
Total income		260,037

Expenses
Management fee	$ 1,111,538
Transfer agent fees	1,017,257
Accounting and security lending fees	127,308
Non-interested trustees' compensation	705
Custodian fees and expenses	13,411
Registration fees	74,661
Audit	40,874
Legal	1,226
Interest	1,475
Miscellaneous	2,656
Total expenses before reductions	2,391,111
Expense reductions	(230,662)	2,160,449
Net investment income (loss)		(1,900,412)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(6,812,325)
Foreign currency transactions	(346)
Total net realized gain (loss)		(6,812,671)
Change in net unrealized appreciation (depreciation) on investment securities		(38,929,539)
Net gain (loss)		(45,742,210)
Net increase (decrease) in net assets resulting from operations		$ (47,642,622)
Other Information
Sales charges paid to FDC		$ 672,809
Deferred sales charges withheld by FDC		$ 1,335
Exchange fees withheld by FSC		$ 14,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,900,412)	$ (1,206,837)
Net realized gain (loss)	(6,812,671)	1,385,580
Change in net unrealized appreciation (depreciation)	(38,929,539)	(6,067,415)
Net increase (decrease) in net assets resulting from operations	(47,642,622)	(5,888,672)
Share transactions Net proceeds from sales of shares	372,528,556	246,759,537
Cost of shares redeemed	(347,092,411)	(275,848,607)
Net increase (decrease) in net assets resulting from share transactions	25,436,145	(29,089,070)
Redemption fees	589,558	230,186
Total increase (decrease) in net assets	(21,616,919)	(34,747,556)

Net Assets
Beginning of period	139,251,866	173,999,422
End of period	$ 117,634,947	$ 139,251,866
Other Information Shares
Sold	12,376,967	9,355,145
Redeemed	(12,483,749)	(10,858,391)
Net increase (decrease)	(106,782)	(1,503,246)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 G	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 26.49	$ 25.74	$ 15.34	$ 19.08	$ 28.32
Income from Investment Operations
Net investment income (loss) C	(.28)	(.20)	(.10)	(.18)	(.06) D
Net realized and unrealized gain (loss)	(3.46)	.91 E	10.39	(3.61)	(7.88)
Total from investment operations	(3.74)	.71	10.29	(3.79)	(7.94)
Distributions from net realized gain	-	-	-	-	(1.21)
Distributions in excess of net realized gain	-	-	-	-	(.13)
Total distributions	-	-	-	-	(1.34)
Redemption fees added to paid in capital C	.09	.04	.11	.05	.04
Net asset value, end of period	$ 22.84	$ 26.49	$ 25.74	$ 15.34	$ 19.08
Total Return A, B	(13.78)%	2.91%	67.80%	(19.60)%	(29.47)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.25%	1.22%	1.25%	1.73%	1.40%
Expenses net of voluntary waivers, if any	1.25%	1.22%	1.25%	1.73%	1.40%
Expenses net of all reductions	1.13%	1.19%	1.22%	1.67%	1.37%
Net investment income (loss)	(.99)%	(.77)%	(.46)%	(1.02)%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 117,635	$ 139,252	$ 173,999	$ 45,106	$ 76,842
Portfolio turnover rate	269%	106%	113%	154%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.12 per share. E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Equipment and Systems Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Select Medical Equipment and Systems	-1.76%	94.45%
Select Medical Equipment and Systems (load adj.)	-4.71%	88.62%
S&P 500	-22.68%	-17.08%
GS Health Care	-19.82%	13.44%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 117 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Select Medical Equipment and Systems	-1.76%	14.73%
Select Medical Equipment and Systems (load adj.)	-4.71%	14.01%
S&P 500	-22.68%	-3.80%
GS Health Care	-19.82%	2.64%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
St. Jude Medical, Inc.	8.4
Boston Scientific Corp.	7.5
Medtronic, Inc.	6.6
Johnson & Johnson	6.4
Abbott Laboratories	5.8
Baxter International, Inc.	5.4
Guidant Corp.	5.3
Biomet, Inc.	4.8
Allergan, Inc.	4.5
Quest Diagnostics, Inc.	4.4
59.1
Top Industries as of February 28, 2003
% of fund's net assets
Health Care Equipment & Supplies	72.7%
Pharmaceuticals	17.9%
Health Care Providers & Services	8.4%
Metals & Mining	0.5%
All Others*	0.5%

* Includes short-term investments and net other assets.

Annual Report

Medical Equipment and Systems Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Steven Calhoun, Portfolio Manager of Fidelity Select Medical Equipment and Systems Portfolio

Q. How did the fund perform, Steve?

A. For the 12-month period that ended February 28, 2003, the fund returned -1.76%. During the same period, the Goldman Sachs Health Care Index - an index of 117 stocks designed to measure the performance of companies in the health care sector - dropped 19.82%, while the Standard & Poor's 500 Index lost 22.68%.

Q. Why did the fund outperform its benchmarks during the 12-month period?

A. The primary reason for the fund's outperformance relative to the Goldman Sachs index was its overweighted position in the health care equipment industry, which did particularly well during the period. The fund outperformed the broader market, as represented by the S&P 500, because health care - despite some areas of weakness - did comparatively well in this turbulent time for the stock market.

Q. What trends drove performance for health care equipment stocks?

A. As I mentioned in my report to shareholders six months ago, two broad trends drove this market. The first was drug-coated stents and the second was the MADIT II Trial for ICDs - Implantable Cardioverter Defibrillators. Drug-coated stents have proved to be effective in lowering restenosis - reblockage of arteries - rates and risk of infection after surgery, and are expected to receive approval for use and sale in the U.S. sometime in early 2003. The MADIT II trial, which found that ICDs dramatically lowered heart attack risk and that the number of patients requiring ICD implants had increased exponentially, boosted sales growth estimates for the devices.

Q. How did that affect stock performance?

A. Boston Scientific was the fund's top contributor during the period, as its stock rose on the news that its drug-coated stent product launch might occur earlier than originally expected, perhaps as soon as some time late in 2003 or early 2004. The stocks of both St. Jude Medical and Medtronic, makers of ICDs - designed to control abnormal heart rhythms and, if needed, shock a too-rapid rhythm back to normal and prevent a heart attack - rose as a result of the findings of the MADIT II trial, which increased sales estimates for the companies. In addition to that positive news for the health care equipment industry, there was a relatively recent and important development in the CRM - cardiac rhythm management - market. This involved the introduction of heart resynchronization devices designed to reduce the number of fatal heart attacks.

Q. What were some of the other stocks that helped performance?

A. Varian Medical Systems, a maker of oncology and radiation equipment, was a strong performer during the 12-month period. The company's new oncology products have been well-received by hospitals, and Medicare and Medicaid reimbursement news has been good. Quest Diagnostics also was a contributor to fund performance as the medical testing firm regained ground it had lost after investor discomfort with its aggressive marketing plans subsided. Biomet, a designer, manufacturer and marketer of products used by orthopedic specialists, also did well. The company's anticipated launch of Skelite - a reabsorbable bone graft substitute to be used in bone replacement therapy - aided the stock's performance, which had previously suffered due to a recently resolved patent infringement lawsuit.

Q. What stocks detracted from performance?

A. TheraSense, a maker of an over-the-counter glucose self-monitoring system that allows diabetes patients to draw less blood with reduced pain, suffered along with the rest of the biotechnology group. I sold the stock prior to the end of the period. Baxter International is a leading maker of intravenous (IV) supplies and solutions as well as equipment to collect and separate blood and blood components. The stock declined as the company faced increased sales pressure from companies that make a rival treatment to its top-selling clotting agent, Recombinate, which is used to treat hemophilia patients. Despite its new technology for cardiac rhythm monitoring devices such as pacemakers and ICDs, Liquidmetal Technologies had a difficult time and detracted modestly from performance.

Q. What's your outlook, Steve?

A. I'm cautiously optimistic. I believe the strong product pipeline within the health care equipment area may continue to help keep the health care industry a relatively safe haven during a time of turbulent stock market activity. I'll continue to look for companies with strong balance sheets and good growth prospects by utilizing Fidelity's extensive credit research capabilities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: April 28, 1998

Fund number: 354

Trading symbol: FSMEX

Size: as of February 28, 2003, more than
$155 million

Manager: Steven Calhoun, since 2002; manager, Fidelity Select Health Care Portfolio, since 2002; Fidelity Select Retailing Portfolio, 1999-2002; director of associate research, 1997-1999; equity research associate, 1994-1997; joined Fidelity in 1994

3

Annual Report

Medical Equipment and Systems Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - 72.7%
Advanced Neuromodulation Systems, Inc. (a)	40,741	$ 1,466,676
Alcon, Inc.	173,200	6,780,780
American Medical Systems Holdings, Inc. (a)	51,800	837,088
Bausch & Lomb, Inc.	90,400	2,784,320
Baxter International, Inc.	296,520	8,418,203
Biomet, Inc.	245,447	7,419,863
Biosite, Inc. (a)	48,900	1,529,103
Boston Scientific Corp. (a)	265,700	11,735,969
Centerpulse AG sponsored ADR	190,600	3,621,400
Cooper Companies, Inc.	56,000	1,626,800
CTI Molecular Imaging, Inc.	92,300	1,797,090
DENTSPLY International, Inc.	106,100	3,700,768
Edwards Lifesciences Corp. (a)	112,900	3,004,269
Guidant Corp. (a)	230,100	8,228,376
Hillenbrand Industries, Inc.	75,000	3,746,250
Kensey Nash Corp. (a)	78,100	1,501,863
Medtronic, Inc.	229,516	10,259,365
Memry Corp. (a)	350,000	507,500
Mentor Corp.	78,800	1,375,927
Resmed, Inc. (a)	38,500	1,209,285
Respironics, Inc. (a)	43,900	1,363,095
St. Jude Medical, Inc. (a)	287,800	13,146,704
Steris Corp. (a)	64,200	1,621,050
Stryker Corp.	49,980	3,258,696
Varian Medical Systems, Inc. (a)	108,000	5,459,400
Wilson Greatbatch Technologies, Inc. (a)	109,500	2,740,785
Wright Medical Group, Inc. (a)	200,900	3,276,679
Zimmer Holdings, Inc. (a)	20,000	887,800
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		113,305,104
HEALTH CARE PROVIDERS & SERVICES - 8.4%
Laboratory Corp. of America Holdings (a)	168,500	4,679,245
Quest Diagnostics, Inc. (a)	129,700	6,842,972
WebMD Corp. (a)	169,600	1,626,464
TOTAL HEALTH CARE PROVIDERS & SERVICES		13,148,681
METALS & MINING - 0.5%
Liquidmetal Technologies	103,200	758,520
PHARMACEUTICALS - 17.9%
Abbott Laboratories	256,120	9,122,994
Allergan, Inc.	108,300	6,952,860
Angiotech Pharmaceuticals, Inc. (a)	47,200	1,858,806
Johnson & Johnson	190,900	10,012,705
TOTAL PHARMACEUTICALS		27,947,365
TOTAL COMMON STOCKS (Cost $148,860,079)		155,159,670
Money Market Funds - 9.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	1,258,995	$ 1,258,995
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	14,057,000	14,057,000
TOTAL MONEY MARKET FUNDS (Cost $15,315,995)		15,315,995
TOTAL INVESTMENT PORTFOLIO - 109.3% (Cost $164,176,074)		170,475,665
NET OTHER ASSETS - (9.3)%		(14,505,854)
NET ASSETS - 100%		$ 155,969,811
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $132,051,577 and $111,051,993, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,790 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $339,000 all of which will expire on February 28, 2011.
The fund hereby designates approximately $996,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $13,560,114) (cost $164,176,074) - See accompanying schedule		$ 170,475,665
Receivable for investments sold		1,011,117
Receivable for fund shares sold		767,939
Dividends receivable		68,432
Interest receivable		1,743
Redemption fees receivable		13
Other receivables		26,087
Total assets		172,350,996

Liabilities
Payable for investments purchased	$ 2,105,562
Payable for fund shares redeemed	67,912
Accrued management fee	72,853
Other payables and accrued expenses	77,858
Collateral on securities loaned, at value	14,057,000
Total liabilities		16,381,185

Net Assets		$ 155,969,811
Net Assets consist of:
Paid in capital		$ 150,383,813
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(713,593)
Net unrealized appreciation (depreciation) on investments		6,299,591
Net Assets, for 9,978,623 shares outstanding		$ 155,969,811
Net Asset Value and redemption price per share ($155,969,811 ÷ 9,978,623 shares)		$ 15.63
Maximum offering price per share (100/97.00 of $15.63)		$ 16.11

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 823,707
Interest		80,240
Security lending		114,438
Total income		1,018,385

Expenses
Management fee	$ 808,212
Transfer agent fees	860,875
Accounting and security lending fees	92,476
Non-interested trustees' compensation	504
Custodian fees and expenses	9,608
Registration fees	27,469
Audit	41,771
Legal	578
Miscellaneous	1,817
Total expenses before reductions	1,843,310
Expense reductions	(58,313)	1,784,997
Net investment income (loss)		(766,612)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	77,239
Foreign currency transactions	(1,325)
Total net realized gain (loss)		75,914
Change in net unrealized appreciation (depreciation) on investment securities		(2,391,283)
Net gain (loss)		(2,315,369)
Net increase (decrease) in net assets resulting from operations		$ (3,081,981)
Other Information
Sales charges paid to FDC		$ 392,110
Deferred sales charges withheld by FDC		$ 93
Exchange fees withheld by FSC		$ 5,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (766,612)	$ (606,894)
Net realized gain (loss)	75,914	1,617,901
Change in net unrealized appreciation (depreciation)	(2,391,283)	(2,040,113)
Net increase (decrease) in net assets resulting from operations	(3,081,981)	(1,029,106)
Distributions to shareholders from net realized gain	(995,401)	(2,416,826)
Share transactions Net proceeds from sales of shares	105,482,111	133,228,694
Reinvestment of distributions	964,137	2,343,533
Cost of shares redeemed	(93,135,243)	(119,234,571)
Net increase (decrease) in net assets resulting from share transactions	13,311,005	16,337,656
Redemption fees	71,442	111,604
Total increase (decrease) in net assets	9,305,065	13,003,328
Net Assets
Beginning of period	146,664,746	133,661,418
End of period	$ 155,969,811	$ 146,664,746
Other Information Shares
Sold	6,936,439	8,553,885
Issued in reinvestment of distributions	60,372	168,478
Redeemed	(6,174,558)	(7,823,450)
Net increase (decrease)	822,253	898,913

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 I	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.02	$ 16.19	$ 14.71	$ 12.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.07)	(.02)	(.08)	(.11)
Net realized and unrealized gain (loss)	(.21)	.23 F	3.78	3.09	2.18
Total from investment operations	(.29)	.16	3.76	3.01	2.07
Distributions from net realized gain	(.11)	(.34)	(2.31)	(.42)	-
Redemption fees added to paid in capital E	.01	.01	.03	.02	.03
Net asset value, end of period	$ 15.63	$ 16.02	$ 16.19	$ 14.71	$ 12.10
Total Return B, C, D	(1.76)%	1.37%	28.41%	25.68%	21.00%
Ratios to Average Net Assets H
Expenses before expense reductions	1.33%	1.26%	1.24%	1.66%	2.39% A
Expenses net of voluntary waivers, if any	1.33%	1.26%	1.24%	1.66%	2.39%A
Expenses net of all reductions	1.29%	1.23%	1.23%	1.65%	2.38%A
Net investment income (loss)	(.55)%	(.49)%	(.12)%	(.61)%	(1.21)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 155,970	$ 146,665	$ 133,661	$ 52,030	$ 28,594
Portfolio turnover rate	82%	87%	64%	101%	85%A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. G For the period April 28, 1998 (commencement of operations) to February 28, 1999. H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Pharmaceuticals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Select Pharmaceuticals	-24.16%	-30.00%
Select Pharmaceuticals (load adj.)	-26.44%	-32.10%
S&P 500	-22.68%	-28.48%
GS Health Care	-19.82%	-22.92%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on June 18, 2001. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 117 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested divdends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Select Pharmaceuticals	-24.16%	-18.94%
Select Pharmaceuticals (load adj.)	-26.44%	-20.38%
S&P 500	-22.68%	-17.90%
GS Health Care	-19.82%	-14.20%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Pharmaceuticals Portfolio on June 18, 2001, when the fund started, and the current 3.00% sales charge was paid. The chart shows what the value of your investment would have been, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Merck & Co., Inc.	11.2
Schering-Plough Corp.	7.8
Novartis AG sponsored ADR	7.7
Wyeth	7.6
Pfizer, Inc.	6.7
AstraZeneca PLC sponsored ADR	5.8
Pharmacia Corp.	4.4
Takeda Chemical Industries Ltd.	4.1
Cardinal Health, Inc.	4.1
Sanofi-Synthelabo SA	3.5
62.9
Top Industries as of February 28, 2003
% of fund's net assets
Pharmaceuticals	79.9%
Health Care Providers & Services	9.0%
Biotechnology	8.7%
Health Care Equipment & Supplies	0.5%
Chemicals	0.0%
All Others*	1.9%

* Includes short-term investments and net other assets.

Annual Report

Pharmaceuticals Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Gavin Baker, Portfolio Manager of Fidelity Select Pharmaceuticals Portfolio

Q. How did the fund perform, Gavin?

A. For the 12-month period ending February 28, 2003, the fund was down 24.16%. In comparison, the Goldman Sachs Health Care Index - an index of 117 stocks designed to measure the performance of companies in the health care sector - fell 19.82%. The Standard & Poor's 500 Index declined 22.68% during the same period.

Q. Why did the fund underperform the Goldman Sachs index?

A. The Goldman Sachs index represents a broader group of health care industries, many of which, such as medical equipment and managed care facilities, held up better than pharmaceutical stocks. Looking solely at drug stock performance, though, the fund fared relatively well. The fund's branded pharmaceutical holdings marginally outperformed those in the index, while the fund's exposure to generic drug manufacturers outperformed those in the index by more than six percentage points.

Q. What factors caused pharmaceutical stocks to perform poorly?

A. Corporate earnings for pharmaceutical companies collapsed more than those of many other industries. There were two reasons for this downward pressure on profits. First, the patent expirations of brand name drugs generally had a more negative influence on corporate earnings than the market expected, as generic drug manufacturers took market share from off-patent drugs much more quickly than in prior periods. Second, there were some high-profile drugs in human clinical trials that either failed to prove their effectiveness or did not receive positive feedback from the Food and Drug Administration (FDA), both of which reduced the future earnings expectations for some companies. For example, fund holding Bristol-Myers Squibb fell sharply after the company disclosed that its congestive heart failure treatment, Vanlev, was less effective than it had hoped. Elsewhere, U.K.-based AstraZeneca's cholesterol-lowering drug, Crestor, faced unexpected delays in getting U.S. regulatory approval. These disappointing results rippled throughout the entire industry and hurt other fund holdings such as Pfizer and GlaxoSmithKline.

Q. What investment strategies did you pursue?

A. As the period progressed and the market climate weakened, I realigned the portfolio by increasing the fund's exposure to stocks of companies such as Merck and Novartis that I felt were more likely to deliver on their earnings forecasts. This move proved helpful, as these two companies didn't perform as poorly as many other pharmaceutical stocks, primarily because both met the market's earnings expectations. In the fourth quarter of 2002, however, I increased positions in some companies whose stocks had performed poorly but that I felt had become significantly undervalued. For example, I raised the fund's exposure to Schering-Plough, which had its cholesterol drug, Zetia, approved by regulators. Additionally, I increased our positions in Wyeth due to its low valuation and solid earnings outlook for 2003.

Q. The fund's biotech holdings - at about 5% of net assets on average - were a bright spot. Can you elaborate?

A. There were about a dozen biotech companies that I felt good about. Not all of them performed well, but collectively they rose 26%. MedImmune, for example, received a positive recommendation for approval from an FDA advisory panel for its influenza drug, which helped send shares of the stock up more than 40%. Telik, another solid performer, was one of just a few biopharmaceutical stocks that delivered good news, in this case, positive data on Phase II clinical trials for its cancer treatment.

Q. What other holdings did well? Which didn't?

A. Forest Laboratories, the fund's top contributor, surprised investors with better-than-expected profits during its fiscal third quarter due to strong sales of its antidepressant drugs. Syncor International, a provider of radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals, appreciated nicely after agreeing to be acquired by drug distributor Cardinal Health. In terms of disappointments, Wyeth fell after a study on its postmenopausal hormone therapy, Prempro, suggested that the drug could cause breast cancer in some users. Schering-Plough dropped more than 40% on lower earnings expectations due partly to the loss of patent exclusivity on its largest-selling product, allergy treatment Claritin.

Q. Can things improve in 2003 for drug stocks, Gavin?

A. I'm optimistic because the fourth quarter of 2002 was one of the best periods in years for new products receiving regulatory approval. These approvals, combined with a declining rate of drug-patent expirations in 2003, could drive accelerating earnings growth for the group.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 18, 2001

Fund number: 580

Trading symbol: FPHAX

Size: as of February 28, 2003, more than
$50 million

Manager: Gavin Baker, since 2002; analyst, several industries, since 1999; joined Fidelity in 1999

3

Annual Report

Pharmaceuticals Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 8.7%
Alkermes, Inc. (a)	166,200	$ 1,319,628
Amylin Pharmaceuticals, Inc. (a)	19,100	292,994
Biogen, Inc. (a)	9,400	334,076
CSL Ltd.	70	596
IDEC Pharmaceuticals Corp. (a)	100	2,875
La Jolla Pharmaceutical Co. (a)	16,800	21,840
MedImmune, Inc. (a)	42,400	1,272,424
Millennium Pharmaceuticals, Inc. (a)	100	716
QLT, Inc. (a)	2,690	24,576
Regeneron Pharmaceuticals, Inc. (a)	3,300	60,522
Ribapharm, Inc.	300	1,425
Telik, Inc. (a)	60,500	721,765
Vertex Pharmaceuticals, Inc. (a)	31,400	346,970
TOTAL BIOTECHNOLOGY		4,400,407
CHEMICALS - 0.0%
Monsanto Co.	71	1,166
HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
Advanced Medical Optics, Inc. (a)	133	1,536
Illumina, Inc. (a)	76,900	185,329
St. Jude Medical, Inc. (a)	1,600	73,088
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		259,953
HEALTH CARE PROVIDERS & SERVICES - 9.0%
AmerisourceBergen Corp.	31,300	1,721,500
Cardinal Health, Inc.	36,062	2,065,992
McKesson Corp.	26,430	704,095
Tenet Healthcare Corp. (a)	4,300	78,131
TOTAL HEALTH CARE PROVIDERS & SERVICES		4,569,718
PHARMACEUTICALS - 79.9%
Allergan, Inc.	4,650	298,530
Alpharma, Inc. Class A	6,900	115,575
Altana AG	8,370	347,253
Altana AG sponsored ADR (a)	4,000	166,120
AstraZeneca PLC sponsored ADR	91,930	2,952,792
Aventis SA sponsored ADR	10,540	474,932
Banyu Pharmaceutical Co. Ltd.	23,800	281,268
Biovail Corp. (a)	7,710	284,930
Bristol-Myers Squibb Co.	12,440	289,852
Chugai Pharmaceutical Co. Ltd.	19,500	177,790
CIMA Labs, Inc. (a)	130	2,664
Daiichi Pharmaceutical Co. Ltd.	11,500	154,210
Eisai Co. Ltd.	10,300	200,550
Elan Corp. PLC sponsored ADR (a)	13,150	44,316
Forest Laboratories, Inc. (a)	8,720	434,256
Fujisawa Pharmaceutical Co. Ltd.	10,000	196,402
GlaxoSmithKline PLC sponsored ADR	4,000	140,200
H. Lundbeck AS	9,280	209,121
IVAX Corp. (a)	3,690	41,660

	Shares	Value (Note 1)
Johnson & Johnson	3	$ 157
King Pharmaceuticals, Inc. (a)	26,700	447,225
Kos Pharmaceuticals, Inc. (a)	200	3,400
Merck KGaA (a)	120	2,903
Merck & Co., Inc.	107,520	5,671,680
Mylan Laboratories, Inc.	9,265	264,516
Novartis AG sponsored ADR	106,140	3,882,601
Novo Nordisk AS:
ADR	31,200	884,208
Series B	6,250	179,914
Perrigo Co.	170	1,998
Pfizer, Inc.	113,240	3,376,817
Pharmacia Corp.	53,400	2,206,488
Recordati Spa	6,700	94,127
Roche Holding AG (participation certificate)	18,800	1,132,379
Salix Pharmaceuticals Ltd. (a)	50,500	258,560
Sankyo Co. Ltd.	19,700	263,167
Sanofi-Synthelabo SA	31,850	1,706,592
Sanofi-Synthelabo SA sponsored ADR (a)	2,900	77,430
Schering AG	8,070	302,476
Schering-Plough Corp.	217,690	3,922,774
Sepracor, Inc. (a)	98,300	1,214,988
Shionogi & Co. Ltd.	16,000	232,567
Shire Pharmaceuticals Group PLC sponsored ADR (a)	27,300	429,456
Takeda Chemical Industries Ltd.	56,200	2,074,345
Tanabe Seiyaku Co. Ltd.	21,000	171,556
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,220	46,092
Watson Pharmaceuticals, Inc. (a)	2,900	89,697
Wyeth	109,420	3,857,055
Yamanouchi Pharmaceutical Co. Ltd.	25,500	695,111
TOTAL PHARMACEUTICALS		40,302,700
TOTAL COMMON STOCKS (Cost $54,915,181)		49,533,944
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.41% (b)	630,690	630,690
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	1,476,000	1,476,000
TOTAL MONEY MARKET FUNDS (Cost $2,106,690)		2,106,690
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $57,021,871)		51,640,634
NET OTHER ASSETS - (2.3)%		(1,184,607)
NET ASSETS - 100%		$ 50,456,027
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $79,215,892 and $71,844,129, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,697 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	64.6%
Switzerland	9.9
Japan	8.8
United Kingdom	6.9
France	4.5
Denmark	2.6
Germany	1.6
Others (individually less than 1%)	1.1
100.0%
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $6,305,000 of which $93,000 and $6,212,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $5,302,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Health Care Sector

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $1,302,160) (cost $57,021,871) - See accompanying schedule		$ 51,640,634
Receivable for investments sold		381,042
Receivable for fund shares sold		49,902
Dividends receivable		85,411
Interest receivable		413
Redemption fees receivable		27
Other receivables		523
Total assets		52,157,952

Liabilities
Payable to custodian bank	$ 32,097
Payable for fund shares redeemed	116,729
Accrued management fee	25,638
Other payables and accrued expenses	51,461
Collateral on securities loaned, at value	1,476,000
Total liabilities		1,701,925

Net Assets		$ 50,456,027
Net Assets consist of:
Paid in capital		$ 68,594,356
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,758,474)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,379,855)
Net Assets, for 7,205,817 shares outstanding		$ 50,456,027
Net Asset Value and redemption price per share ($50,456,027 ÷ 7,205,817 shares)		$ 7.00
Maximum offering price per share (100/97.00 of $7.00)		$ 7.22

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 741,774
Interest		30,909
Security lending		7,150
Total income		779,833

Expenses
Management fee	$ 307,311
Transfer agent fees	496,319
Accounting and security lending fees	60,911
Non-interested trustees' compensation	194
Custodian fees and expenses	10,223
Registration fees	31,732
Audit	42,015
Legal	227
Miscellaneous	1,250
Total expenses before reductions	950,182
Expense reductions	(35,402)	914,780
Net investment income (loss)		(134,947)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(12,281,765)
Foreign currency transactions	(2,146)
Total net realized gain (loss)		(12,283,911)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,035,152)
Assets and liabilities in foreign currencies	1,382
Total change in net unrealized appreciation (depreciation)		(2,033,770)
Net gain (loss)		(14,317,681)
Net increase (decrease) in net assets resulting from operations		$ (14,452,628)
Other Information
Sales charges paid to FDC		$ 191,127
Deferred sales charges withheld by FDC		$ 256
Exchange fees withheld by FSC		$ 2,925

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	June 18, 2001 (commencement of operations) to February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (134,947)	$ (128,050)
Net realized gain (loss)	(12,283,911)	(477,052)
Change in net unrealized appreciation (depreciation)	(2,033,770)	(3,346,085)
Net increase (decrease) in net assets resulting from operations	(14,452,628)	(3,951,187)
Share transactions Net proceeds from sales of shares	46,046,373	94,019,301
Cost of shares redeemed	(41,890,825)	(29,400,341)
Net increase (decrease) in net assets resulting from share transactions	4,155,548	64,618,960
Redemption fees	46,648	38,686
Total increase (decrease) in net assets	(10,250,432)	60,706,459

Net Assets
Beginning of period	60,706,459	-
End of period	$ 50,456,027	$ 60,706,459
Other Information Shares
Sold	6,148,907	9,672,035
Redeemed	(5,518,360)	(3,096,765)
Net increase (decrease)	630,547	6,575,270

Financial Highlights

Years ended February 28,	2003	2002 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.23	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.03)
Net realized and unrealized gain (loss)	(2.22)	(.75)
Total from investment operations	(2.24)	(.78)
Redemption fees added to paid in capital E	.01	.01
Net asset value, end of period	$ 7.00	$ 9.23
Total Return B,C,D	(24.16)%	(7.70)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.80%	1.69% A
Expenses net of voluntary waivers, if any	1.80%	1.69% A
Expenses net of all reductions	1.74%	1.68% A
Net investment income (loss)	(.26)%	(.40)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,456	$ 60,706
Portfolio turnover rate	140%	26% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period June 18, 2001 (commencement of operations) to February 28, 2002. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Energy Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Energy	-11.46%	17.86%	126.61%
Select Energy (load adj.)	-14.12%	14.33%	119.82%
S&P 500	-22.68%	-14.08%	129.29%
GS Natural Resources	-15.54%	-7.24%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Energy	-11.46%	3.34%	8.52%
Select Energy (load adj.)	-14.12%	2.71%	8.19%
S&P 500	-22.68%	-2.99%	8.65%
GS Natural Resources	-15.54%	-1.49%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
ChevronTexaco Corp.	9.5
ConocoPhillips	9.1
BP PLC sponsored ADR	6.9
Royal Dutch Petroleum Co. (NY Shares)	5.1
Schlumberger Ltd. (NY Shares)	4.8
Exxon Mobil Corp.	4.6
Occidental Petroleum Corp.	3.6
EnCana Corp.	3.1
Weatherford International Ltd.	3.1
Smith International, Inc.	2.6
52.4
Top Industries as of February 28, 2003
% of fund's net assets
Oil & Gas	64.0%
Energy Equipment & Services	30.7%
Gas Utilities	1.2%
Metals & Mining	0.2%
All Others*	3.9%

* Includes short-term investments and net other assets.

Annual Report

Energy Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Pratima Abichandani became Portfolio Manager of Fidelity Select Energy Portfolio on January 1, 2003.

Q. How did the fund perform, Pratima?

A. For the 12 months ending February 28, 2003, the fund returned -11.46%, compared with -22.68% for the Standard & Poor's 500 Index and -15.54% for the Goldman Sachs Natural Resources Index, an index of 114 stocks designed to measure the performance of companies in the natural resources sector.

Q. Why did the fund outperform its indexes?

A. Energy stocks were given a boost by rising crude oil and natural gas prices, enabling the fund to outdistance the S&P 500 by a wide margin. Compared with the Goldman Sachs index, the fund benefited from its lack of exposure to aluminum stocks and its nearly total avoidance of independent power producers, which struggled with overcapacity and questions about the viability of energy trading operations. Stock selection in the exploration and production group also helped, as it did in energy services. Additionally, a significant overweighting in energy services stocks aided our performance, though not as much as I expected. With rising energy prices, I expected that stronger cash flows for exploration and production companies would stimulate a new cycle of capital spending, directly benefiting energy services companies. Cash flows did improve, but there was more caution on the capital spending front than I anticipated - perhaps because of uncertainty about developments in Iraq and the Venezuelan labor strike. On the negative side, underweighting the gold and the diversified metals and mining groups hurt us. Gold stocks surged as the price of the yellow metal climbed to heights last reached near the end of 1996.

Q. How much of the rise in crude oil was attributable to war worries?

A. It's hard to say with certainty, but if it weren't for concerns about a conflict between the U.S. and Iraq and the labor strike in Venezuela, I think that OPEC - the Organization of Petroleum Exporting Countries - probably would have been able to maintain oil prices in its target range of $22 to $28 per barrel. The general labor strike in Venezuela, though officially over, contributed to higher prices as that country's oil output was slashed from 3.1 million barrels a day to an estimated 1.6 million to 2 million barrels per day at the end of February. Weather was another factor, with unusually cold winter temperatures in the Northern Hemisphere boosting demand for heating oil.

Q. Which stocks contributed to the fund's returns?

A. Occidental Petroleum was one of the top contributors on an absolute basis. After steadily improving its competitive positioning through a series of acquisitions, the company reported strong free cash flow and earnings growth during the period. Other contributors to absolute performance included energy services stocks Noble Corp., Cooper Cameron and Smith International, which benefited from expectations of more liberal spending on exploration. Compared with the Goldman Sachs index, the lack of exposure to aluminum producer Alcoa and to energy traders Williams Companies and Dynegy provided a boost to the fund's results.

Q. Which stocks detracted from performance?

A. ChevronTexaco, the fund's largest holding at the end of the period, was its largest detractor in absolute terms. The expectation was that the company offered potentially attractive synergies based on the merger of Chevron and Texaco and that the stock's valuation was more compelling than other stocks in the integrated energy group. Another detractor - by both absolute and relative measures - was Schlumberger, the world's largest oil field service company. Although hampered by the ill-fated acquisition of technology outsourcing company Sema Group, the company made significant strides toward refocusing its business during the period. One key development was the appointment of Andrew Gould, Schlumberger's chief operating officer, as its new CEO in October. Gould has a well-deserved reputation as an effective cost cutter. Relative to the Goldman Sachs index, not owning gold mining stock Newmont Mining hurt us the most.

Q. What's your outlook, Pratima?

A. Looking out 12 months, if the war with Iraq is protracted we likely will see further upward pressure on energy prices. However, if it is a short war - similar to the 1991 Gulf War - then energy prices will be determined by how cohesive OPEC is in maintaining prices in the target price band I mentioned earlier. I'll continue to watch for signs that capital spending by the independent exploration and production companies is rebounding, as one would normally expect in response to higher energy prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 14, 1981

Fund number: 060

Trading symbol: FSENX

Size: as of February 28, 2003, more than
$194 million

Manager: Pratima Abichandani, since January 2003; manager, several Fidelity Select and VIP: Portfolios, since 2000; manager and analyst, Fidelity International Limited, 1995-2000; joined Fidelity in 1994

3

Annual Report

Energy Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - 30.7%
Baker Hughes, Inc.	143,250	$ 4,443,615
BJ Services Co. (a)	73,500	2,526,195
Cal Dive International, Inc. (a)	12,400	231,508
Cooper Cameron Corp. (a)	15,700	816,400
Diamond Offshore Drilling, Inc.	45,300	994,335
ENSCO International, Inc.	144,100	4,031,918
Global Industries Ltd. (a)	57,700	248,110
GlobalSantaFe Corp.	125,319	2,788,348
Grant Prideco, Inc. (a)	167,400	2,028,888
Grey Wolf, Inc. (a)	209,600	874,032
Halliburton Co.	71,100	1,440,486
Helmerich & Payne, Inc.	6,900	189,750
Nabors Industries Ltd. (a)	72,900	2,890,485
National-Oilwell, Inc. (a)	82,500	1,856,250
Noble Corp. (a)	132,500	4,809,750
Oceaneering International, Inc. (a)	9,700	224,070
Precision Drilling Corp. (a)	25,900	940,406
Pride International, Inc. (a)	84,600	1,226,700
Rowan Companies, Inc.	101,200	1,986,556
Schlumberger Ltd. (NY Shares)	225,780	9,394,706
Smith International, Inc. (a)	144,900	5,051,214
Tidewater, Inc.	33,300	1,019,646
Transocean, Inc.	99,868	2,267,004
Varco International, Inc. (a)	61,300	1,162,248
W-H Energy Services, Inc. (a)	15,600	273,000
Weatherford International Ltd. (a)	148,825	5,958,953
TOTAL ENERGY EQUIPMENT & SERVICES		59,674,573
GAS UTILITIES - 1.2%
Kinder Morgan Management LLC	4,264	136,107
Kinder Morgan, Inc.	43,500	1,980,555
Southwestern Energy Co. (a)	20,500	239,850
TOTAL GAS UTILITIES		2,356,512
METALS & MINING - 0.2%
Alcoa, Inc.	2	41
Arch Coal, Inc.	17,400	346,260
TOTAL METALS & MINING		346,301
OIL & GAS - 64.0%
Anadarko Petroleum Corp.	40,700	1,875,456
Apache Corp.	63,900	4,171,392
BP PLC sponsored ADR	354,100	13,494,751
Burlington Resources, Inc.	89,200	4,134,420
Chesapeake Energy Corp.	53,500	434,420
ChevronTexaco Corp.	288,216	18,494,821
CNOOC Ltd. sponsored ADR	23,000	641,010
ConocoPhillips	349,286	17,708,800
Devon Energy Corp.	83,800	4,039,160
EnCana Corp.	182,088	5,964,909

	Shares	Value (Note 1)
ENI Spa sponsored ADR	7,500	$ 552,750
EOG Resources, Inc.	75,500	3,118,150
Exxon Mobil Corp.	265,210	9,022,444
Kerr-McGee Corp.	19,800	816,552
Murphy Oil Corp.	32,400	1,394,172
Occidental Petroleum Corp.	233,700	6,987,630
Ocean Energy, Inc.	73,400	1,473,138
Petro-Canada	106,000	3,789,489
Pioneer Natural Resources Co. (a)	36,100	944,015
Pogo Producing Co.	36,400	1,446,900
Premcor, Inc.	77,300	1,941,003
Royal Dutch Petroleum Co. (NY Shares)	247,600	9,822,292
Sunoco, Inc.	50,100	1,773,039
Talisman Energy, Inc.	84,200	3,358,469
Tom Brown, Inc. (a)	12,900	331,530
TotalFinaElf SA sponsored ADR	16,800	1,104,600
Valero Energy Corp.	110,400	4,306,704
XTO Energy, Inc.	47,000	1,184,870
TOTAL OIL & GAS		124,326,886
TOTAL COMMON STOCKS (Cost $183,499,456)		186,704,272
Money Market Funds - 5.3%

Fidelity Cash Central Fund, 1.41% (b)	5,835,931	5,835,931
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	4,415,460	4,415,460
TOTAL MONEY MARKET FUNDS (Cost $10,251,391)		10,251,391
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $193,750,847)	196,955,663
NET OTHER ASSETS - (1.4)%	(2,661,838)
NET ASSETS - 100%	$ 194,293,825
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $151,449,412 and $143,304,839, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,892 for the period.
The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	70.8%
Canada	7.3
United Kingdom	6.9
Netherlands	5.1
Netherlands Antilles	4.8
Cayman Islands	3.9
Others (individually less than 1%)	1.2
100.0%
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $16,051,000 of which $9,287,000 and $6,764,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $6,503,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Natural Resources Sector

See accompanying notes which are an integral part of the financial statements.

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $545,380) (cost $193,750,847) - See accompanying schedule		$ 196,955,663
Receivable for investments sold		57,517
Receivable for fund shares sold		2,619,354
Dividends receivable		605,470
Interest receivable		7,892
Redemption fees receivable		466
Other receivables		1,094
Total assets		200,247,456

Liabilities
Payable for investments purchased	$ 246,623
Payable for fund shares redeemed	1,092,417
Accrued management fee	89,541
Other payables and accrued expenses	109,590
Collateral on securities loaned, at value	4,415,460
Total liabilities		5,953,631

Net Assets		$ 194,293,825
Net Assets consist of:
Paid in capital		$ 216,319,874
Undistributed net investment income		196,626
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(25,427,534)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,204,859
Net Assets, for 9,417,163 shares outstanding		$ 194,293,825
Net Asset Value and redemption price per share ($194,293,825 ÷ 9,417,163 shares)		$ 20.63
Maximum offering price per share (100/97.00 of $20.63)		$ 21.27

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 3,414,411
Interest		176,278
Security lending		17,346
Total income		3,608,035

Expenses
Management fee	$ 1,203,287
Transfer agent fees	1,092,168
Accounting and security lending fees	135,956
Non-interested trustees' compensation	757
Custodian fees and expenses	13,753
Registration fees	26,065
Audit	41,148
Legal	919
Miscellaneous	4,021
Total expenses before reductions	2,518,074
Expense reductions	(25,611)	2,492,463
Net investment income (loss)		1,115,572
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(7,660,373)
Foreign currency transactions	10,862
Total net realized gain (loss)		(7,649,511)
Change in net unrealized appreciation (depreciation) on: Investment securities	(20,417,153)
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		(20,417,132)
Net gain (loss)		(28,066,643)
Net increase (decrease) in net assets resulting from operations		$ (26,951,071)
Other Information
Sales charges paid to FDC		$ 199,822
Deferred sales charges withheld by FDC		$ 5,786
Exchange fees withheld by FSC		$ 5,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,115,572	$ 1,888,676
Net realized gain (loss)	(7,649,511)	(15,801,830)
Change in net unrealized appreciation (depreciation)	(20,417,132)	(12,873,459)
Net increase (decrease) in net assets resulting from operations	(26,951,071)	(26,786,613)
Distributions to shareholders from net investment income	(1,333,657)	(396,021)
Distributions to shareholders from net realized gain	-	(6,831,334)
Total distributions	(1,333,657)	(7,227,355)
Share transactions Net proceeds from sales of shares	100,907,114	140,714,496
Reinvestment of distributions	1,229,797	6,893,548
Cost of shares redeemed	(104,199,460)	(151,209,838)
Net increase (decrease) in net assets resulting from share transactions	(2,062,549)	(3,601,794)
Redemption fees	70,928	173,200
Total increase (decrease) in net assets	(30,276,349)	(37,442,562)
Net Assets
Beginning of period	224,570,174	262,012,736
End of period (including undistributed net investment income of $196,626 and undistributed net investment income of $1,864,960, respectively)	$ 194,293,825	$ 224,570,174
Other Information Shares
Sold	4,609,528	5,643,191
Issued in reinvestment of distributions	55,847	280,454
Redeemed	(4,824,282)	(6,269,762)
Net increase (decrease)	(158,907)	(346,117)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 23.45	$ 26.41	$ 23.11	$ 16.23	$ 21.20
Income from Investment Operations
Net investment income (loss)C	.12	.19	.19	.10	.13
Net realized and unrealized gain (loss)	(2.81)	(2.44)	6.17	7.11	(4.71)
Total from investment operations	(2.69)	(2.25)	6.36	7.21	(4.58)
Distributions from net investment income	(.14)	(.04)	(.14)	(.09)	(.02)
Distributions from net realized gain	-	(.69)	(2.97)	(.29)	(.40)
Total distributions	(.14)	(.73)	(3.11)	(.38)	(.42)
Redemption fees added to paid in capitalC	.01	.02	.05	.05	.03
Net asset value, end of period	$ 20.63	$ 23.45	$ 26.41	$ 23.11	$ 16.23
Total ReturnA,B	(11.46)%	(8.57)%	28.84%	44.89%	(22.00)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.22%	1.16%	1.16%	1.29%	1.46%
Expenses net of voluntary waivers, if any	1.22%	1.16%	1.16%	1.29%	1.46%
Expenses net of all reductions	1.21%	1.12%	1.12%	1.25%	1.42%
Net investment income (loss)	.54%	.77%	.69%	.45%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 194,294	$ 224,570	$ 262,013	$ 175,672	$ 120,004
Portfolio turnover rate	73%	119%	117%	124%	138%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Service Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	-3.32%	12.27%	250.96%
Select Energy Service (load adj.)	-6.22%	8.90%	240.43%
S&P 500	-22.68%	-14.08%	129.29%
GS Natural Resources	-15.54%	-7.24%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	-3.32%	2.34%	13.38%
Select Energy Service (load adj.)	-6.22%	1.72%	13.03%
S&P 500	-22.68%	-2.99%	8.65%
GS Natural Resources	-15.54%	-1.49%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Weatherford International Ltd.	7.9
Smith International, Inc.	7.1
ENSCO International, Inc.	6.5
Noble Corp.	6.5
BJ Services Co.	6.3
Nabors Industries Ltd.	6.1
Pride International, Inc.	5.0
Rowan Companies, Inc.	4.7
Cooper Cameron Corp.	4.2
GlobalSantaFe Corp.	4.0
58.3
Top Industries as of February 28, 2003
% of fund's net assets
Energy Equipment & Services	97.8%
All Others*	2.2%

* Includes short-term investments and net other assets.

Annual Report

Energy Service Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Charles Hebard, Portfolio Manager of Fidelity Select Energy Service Portfolio

Q. How did the fund perform, Charles?

A. Despite a modestly negative return, the fund significantly outperformed its benchmarks. For the 12-month period that ended February 28, 2003, the fund fell 3.32%. By comparison, the Goldman Sachs Natural Resources Index - an index of 114 stocks designed to measure the performance of companies in the natural resources sector - dropped 15.54%. The fund also compares its performance to the Standard & Poor's 500 Index, which slid 22.68% during the same time period.

Q. What factors helped the fund outperform its benchmarks during the past year?

A. Virtually all of the fund's holdings are companies engaged in facilitating the production of oil and/or natural gas, either through the leasing of drilling rigs or the manufacturing of equipment and supplies for exploration and production companies. Typically, the fund's performance is closely correlated with the price of oil and natural gas. Although the prices of both commodities rose sharply during the period, the fund's performance was negative, resulting from increased concerns about the underlying strength of the economy and weakness in the stock market. The Goldman Sachs index represents a broader range of stocks than the fund, holding integrated, larger-cap energy companies, which performed very poorly, and other natural resources stocks that did not fare as well as the fund's portfolio. The S&P 500 index, which represents an even broader range of stocks, including large-cap technology stocks, fared even worse due to excessively high valuations and deteriorating fundamentals.

Q. What was your strategy during the period?

A. I reduced the fund's holdings in certain large-cap energy services companies and added to positions in a select group of mid-cap services companies with more attractive valuations and growth prospects. I also added holdings and built on existing positions in stocks tied to a recovery in the U.S. natural gas market, including Gulf of Mexico-leveraged drilling companies and land drillers. I believed the valuation levels of these stocks were attractive. In addition, I felt these companies could benefit from improvements in utilization and pricing, and had the potential to generate rapid earnings growth in a drilling recovery.

Q. What stocks helped the fund?

A. Nabors Industries, an attractively valued land driller operating primarily in the United States and Canada, benefited from an acceleration in land-drilling activity. Smith International is a very well-managed, high-quality producer of drill bits and drilling fluids. As drilling activity improved, demand for the company's products picked up and the stock did well. ENSCO International, an offshore driller with substantial exposure to Gulf of Mexico drilling activity, saw positive stock performance as its share price rose in anticipation of a strong recovery in activity in the Gulf. Cooper Cameron, a maker of undersea valves that facilitate oil production in deepwater environments, was helped by strong growth in demand for its products.

Q. What stocks hurt performance?

A. Baker Hughes, one of the largest energy services companies, performed poorly. Its stock was trading at a valuation premium to its peer group, and investors looked elsewhere for better values. GlobalSantaFe, an offshore drilling company with significant exposure in the North Sea, was hurt by a slowdown in drilling activity there. An increase in U.K. taxes led to decreased demand for offshore rigs, resulting in downward earnings revisions and pressure on the company's stock. Transocean, a deepwater drilling contractor, also performed poorly. Capacity addition of deepwater rigs over the past several years has resulted in excess supply and pricing pressures on Transocean and its competitors.

Q. What's your outlook, Charles?

A. I continue to be optimistic about the prospects for energy services stocks because inventory levels for both oil and natural gas are at historical lows. In the past, these stocks have moved in anticipation of growth in the U.S. rig count, which bottomed at 738 rigs in April of 2002 and improved to 912 at the end of the period. High prices for both natural gas and oil could translate into capital spending increases - given that favorable commodity prices have usually improved the returns of drilling programs. Such conditions should lead to improved cash flow and earnings for exploration and production companies. Growth in capital spending should generate an increase in the total number of rigs working, thereby improving energy services utilization and enabling pricing improvement. If the economy strengthens, demand for oil and natural gas could increase, providing further impetus for increased drilling activity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 043

Trading symbol: FSESX

Size: as of February 28, 2003, more than
$455 million

Manager: Charles Hebard, since 2002; manager, Fidelity Select Leisure Portfolio, 2001-2002; analyst, various industries, since 1999; joined Fidelity in 1999

3

Annual Report

Energy Service Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - 97.8%
Baker Hughes, Inc.	520,536	$ 16,147,027
BJ Services Co. (a)	836,758	28,759,372
Cal Dive International, Inc. (a)	175,600	3,278,452
Carbo Ceramics, Inc.	37,500	1,321,875
Cooper Cameron Corp. (a)	366,376	19,051,552
Diamond Offshore Drilling, Inc.	741,800	16,282,510
Dril-Quip, Inc. (a)	121,500	1,662,120
ENSCO International, Inc.	1,061,800	29,709,164
Global Industries Ltd. (a)	456,300	1,962,090
GlobalSantaFe Corp.	813,610	18,102,823
Grant Prideco, Inc. (a)	1,431,605	17,351,053
Grey Wolf, Inc. (a)	847,400	3,533,658
Halliburton Co.	330,067	6,687,157
Helmerich & Payne, Inc.	366,900	10,089,750
Hydril Co. (a)	119,100	3,064,443
Key Energy Services, Inc. (a)	234,200	2,459,100
Maverick Tube Corp. (a)	106,200	1,852,128
Nabors Industries Ltd. (a)	697,677	27,662,893
National-Oilwell, Inc. (a)	581,300	13,079,250
Newpark Resources, Inc. (a)	435,700	1,790,727
Noble Corp. (a)	809,650	29,390,295
Oceaneering International, Inc. (a)	146,500	3,384,150
Offshore Logistics, Inc. (a)	130,500	2,409,030
Patterson-UTI Energy, Inc. (a)	472,700	15,665,278
Precision Drilling Corp. (a)	47,900	1,739,207
Pride International, Inc. (a)	1,566,100	22,708,450
Rowan Companies, Inc.	1,096,900	21,532,147
Schlumberger Ltd. (NY Shares)	394,645	16,421,178
Smith International, Inc. (a)	928,228	32,358,028
Superior Energy Services, Inc. (a)	427,000	3,702,090
Tidewater, Inc.	278,100	8,515,422
Transocean, Inc.	326,227	7,405,353
Unit Corp. (a)	153,200	3,226,392
Universal Compression Holdings, Inc. (a)	88,000	1,563,760
Varco International, Inc. (a)	642,998	12,191,242
W-H Energy Services, Inc. (a)	190,500	3,333,750
Weatherford International Ltd. (a)	893,405	35,771,936
TOTAL COMMON STOCKS (Cost $380,638,400)		445,164,852
Money Market Funds - 12.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	11,035,567	$ 11,035,567
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	44,750,100	44,750,100
TOTAL MONEY MARKET FUNDS (Cost $55,785,667)		55,785,667
TOTAL INVESTMENT PORTFOLIO - 110.1% (Cost $436,424,067)		500,950,519
NET OTHER ASSETS - (10.1)%		(45,828,741)
NET ASSETS - 100%		$ 455,121,778
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $317,241,401 and $345,601,093, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,159 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.5%
Cayman Islands	10.5
Netherlands Antilles	3.6
Others (individually less than 1%)	0.4
100.0%
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $89,528,000 of which $66,428,000 and $23,100,000 will expire on February 29, 2008 and February 28, 2010, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $8,615,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $43,076,572) (cost $436,424,067) - See accompanying schedule		$ 500,950,519
Receivable for fund shares sold		2,802,753
Dividends receivable		198,297
Interest receivable		3,422
Redemption fees receivable		1,473
Other receivables		12,415
Total assets		503,968,879

Liabilities
Payable for investments purchased	$ 2,733,733
Payable for fund shares redeemed	951,199
Accrued management fee	210,631
Other payables and accrued expenses	201,438
Collateral on securities loaned, at value	44,750,100
Total liabilities		48,847,101

Net Assets		$ 455,121,778
Net Assets consist of:
Paid in capital		$ 491,225,195
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(100,630,201)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		64,526,784
Net Assets, for 15,308,654 shares outstanding		$ 455,121,778
Net Asset Value and redemption price per share ($455,121,778 ÷ 15,308,654 shares)		$ 29.73
Maximum offering price per share (100/97.00 of $29.73)		$ 30.65

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 1,623,234
Special Dividends from Rowan Companies, Inc.		249,900
Interest		274,517
Security lending		127,258
Total income		2,274,909

Expenses
Management fee	$ 2,986,841
Transfer agent fees	2,423,304
Accounting and security lending fees	328,533
Non-interested trustees' compensation	1,866
Custodian fees and expenses	19,305
Registration fees	82,466
Audit	42,667
Legal	2,312
Miscellaneous	10,522
Total expenses before reductions	5,897,816
Expense reductions	(123,999)	5,773,817
Net investment income (loss)		(3,498,908)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	30,956,402
Foreign currency transactions	(1,269)
Total net realized gain (loss)		30,955,133
Change in net unrealized appreciation (depreciation) on: Investment securities	(49,478,862)
Assets and liabilities in foreign currencies	212
Total change in net unrealized appreciation (depreciation)		(49,478,650)
Net gain (loss)		(18,523,517)
Net increase (decrease) in net assets resulting from operations		$ (22,022,425)
Other Information
Sales charges paid to FDC		$ 624,245
Deferred sales charges withheld by FDC		$ 4,347
Exchange fees withheld by FSC		$ 17,786

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,498,908)	$ (2,820,308)
Net realized gain (loss)	30,955,133	(28,220,304)
Change in net unrealized appreciation (depreciation)	(49,478,650)	(181,388,138)
Net increase (decrease) in net assets resulting from operations	(22,022,425)	(212,428,750)
Share transactions Net proceeds from sales of shares	431,544,308	603,091,628
Cost of shares redeemed	(481,148,597)	(765,904,524)
Net increase (decrease) in net assets resulting from share transactions	(49,604,289)	(162,812,896)
Redemption fees	610,073	1,729,399
Total increase (decrease) in net assets	(71,016,641)	(373,512,247)

Net Assets
Beginning of period	526,138,419	899,650,666
End of period	$ 455,121,778	$ 526,138,419
Other Information Shares
Sold	13,612,910	17,657,269
Redeemed	(15,414,158)	(23,906,861)
Net increase (decrease)	(1,801,248)	(6,249,592)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 30.75	$ 38.51	$ 28.96	$ 13.09	$ 28.02
Income from Investment Operations
Net investment income (loss) C	(.21) D	(.14)	(.14)	(.09)	(.10)
Net realized and unrealized gain (loss)	(.85)	(7.71)	9.57	15.86	(13.26)
Total from investment operations	(1.06)	(7.85)	9.43	15.77	(13.36)
Distributions from net realized gain	-	-	-	-	(1.71)
Redemption fees added to paid in capital C	.04	.09	.12	.10	.14
Net asset value, end of period	$ 29.73	$ 30.75	$ 38.51	$ 28.96	$ 13.09
Total Return A,B	(3.32)%	(20.15)%	32.98%	121.24%	(50.57)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.15%	1.13%	1.07%	1.23%	1.39%
Expenses net of voluntary waivers, if any	1.15%	1.13%	1.07%	1.23%	1.39%
Expenses net of all reductions	1.12%	1.07%	1.04%	1.20%	1.35%
Net investment income (loss)	(.68)%	(.46)%	(.40)%	(.40)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 455,122	$ 526,138	$ 899,651	$ 631,886	$ 366,896
Portfolio turnover rate	64%	90%	78%	69%	75%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.01 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Gold	26.68%	55.78%	80.02%
Select Gold (load adj.)	22.88%	51.10%	74.62%
S&P 500	-22.68%	-14.08%	129.29%
GS Natural Resources	-15.54%	-7.24%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Gold	26.68%	9.27%	6.06%
Select Gold (load adj.)	22.88%	8.61%	5.73%
S&P 500	-22.68%	-2.99%	8.65%
GS Natural Resources	-15.54%	-1.49%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Kinross Gold Corp.	17.3
Goldcorp, Inc.	7.1
Agnico-Eagle Mines Ltd.	6.9
Aber Diamond Corp.	6.8
Meridian Gold, Inc.	6.1
IAMGOLD Corp.	5.2
Newmont Mining Corp. Holding Co.	4.8
Freeport-McMoRan Copper & Gold, Inc. Class B	4.7
Gold Fields Ltd.	4.4
Compania de Minas Buenaventura SA	4.2
67.5
Top Industries as of February 28, 2003
% of fund's net assets
Gold	67.2%
Precious Metals & Minerals	21.5%
Diversified Metals & Mining	6.7%
All Others*	4.6%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Daniel Dupont became Portfolio Manager of Fidelity Select Gold Portfolio on February 3, 2003.

Q. How did the fund perform, Dan?

A. The gold sector delivered strong returns while most other sectors struggled. For the 12 months ending February 28, 2003, the fund returned 26.68%, compared with -22.68% for the Standard & Poor's 500 Index and -15.54% for the Goldman Sachs Natural Resources Index, an index of 114 stocks designed to measure the performance of companies in the natural resources sector.

Q. What factors contributed to the fund's strong performance?

A. A number of factors combined to boost the price of gold, which climbed from approximately $300 per ounce near the beginning of the period to just under $350 an ounce at period end. Gold often moves countercyclically to the rest of the market - that is, it tends to do well when the broader market performs poorly, and vice versa. Additionally, a weak U.S. dollar and the threat of war with Iraq added to gold's luster during the period. In the days leading up to Secretary of State Colin Powell's speech at the United Nations outlining the case for war, gold flirted with the $380 level in New York trading. Historically low interest rates and gold industry dehedging - or the lifting of positions designed to offer protection against falling gold prices - also contributed to gold's rally. Finally, I would cite strong investment demand, especially from Japan. The banking system there continued to be unstable due to the huge volume of bad loans, prompting many Japanese to buy gold for both appreciation and safety reasons. Compared with the Goldman Sachs index, the fund benefited from its much stronger emphasis on gold investments, while underweighting the energy exploration and production industry was one factor that modestly detracted from our results.

Q. What is your management style?

A. The transition from the fund's previous manager has been fairly seamless, as we both tend to look for similar characteristics in a company - a solid management team, location in a stable political environment, low cost structure, ample cash flow, and growing reserves and production. One factor that I paid particular attention to was avoiding companies with active hedging programs. While hedging provides protection during times of falling gold prices, it's a liability when gold rises.

Q. Which stocks helped the fund's performance?

A. Goldcorp and Gold Fields were two of the top contributors to our absolute returns. Goldcorp, based in Canada, mines a high-quality ore body and benefited from its unhedged position. Meanwhile, Gold Fields had a nice advance late in 2002 from an oversold condition earlier in the year. Moreover, Gold Fields did not hedge its production - an advantage in an environment of rising gold prices - and had a very strong balance sheet. Agnico-Eagle, which has its largest mine in Quebec, did well, too. Also helping our performance were Kinross, TVX and Echo Bay Mining, which benefited from their three-way merger.

Q. What stocks underperformed?

A. Lonmin PLC, a South African platinum stock, suffered due to the lack of positive exploration news and the strong rand - South Africa's currency - which put upward pressure on the company's costs. Barrick Gold and Placer Dome still had hedge programs in operation that hurt earnings during the period. Teck Cominco struggled due to weakness in the prices of zinc and copper, reflecting poor demand for industrial metals. Compared with the Goldman Sachs index, our lack of exposure to a number of energy companies - including Petro-Canada, Halliburton and Burlington Resources - detracted from performance.

Q. What's your outlook, Dan?

A. I look for many of the factors helping gold prices to continue. Investment demand should remain relatively robust as long as the U.S. dollar does not strengthen significantly and the stock market continues to offer meager returns. Additionally, ongoing tension in various hot spots around the world - including Iraq and Afghanistan - would be favorable for gold. On the supply side, low gold prices over the past several years have reduced exploration spending, resulting in flat-to-declining mine supply. While central bank selling adds to that supply, those sales are more predictable and less feared than they once were. As a result, I'm optimistic about the fund's prospects but will stay focused on the factors I can control - the investment criteria I rely on to make buying and selling decisions.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 16, 1985

Fund number: 041

Trading symbol: FSAGX

Size: as of February 28, 2003, more than
$686 million

Manager: Daniel Dupont, since February 2003; analyst, Canadian consumer staples companies, 2001-2003; joined Fidelity in 2001

3

Annual Report

Gold Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1)
Australia - 3.4%
METALS & MINING - 3.4%
Gold - 3.4%
Kingsgate Consolidated NL	597,016	$ 1,333,144
Lihir Gold Ltd. (a)	10,377,220	8,776,487
Newcrest Mining Ltd.	3,569,232	12,921,610
		23,031,241
Bermuda - 0.3%
METALS & MINING - 0.3%
Precious Metals & Minerals - 0.3%
Aquarius Platinum Ltd. (Australia)	420,600	1,811,872
Canada - 61.7%
METALS & MINING - 61.7%
Diversified Metals & Mining - 1.9%
Dynatec Corp. (a)	500,000	249,293
FNX Mining Co., Inc. (a)	200,000	940,574
Ivanhoe Mines Ltd. (a)	100,000	225,711
Teck Cominco Ltd. Class B (sub. vtg.)	1,414,400	11,435,656
		12,851,234
Gold - 47.5%
Agnico-Eagle Mines Ltd.	3,410,850	47,042,245
Agnico-Eagle Mines Ltd. warrants 11/14/07 (a)	37,100	181,790
Barrick Gold Corp.	120,000	1,942,865
Cambior, Inc. (a)	500,000	616,494
Chesapeake Gold Corp. (a)	221,400	540,000
Chesapeake Gold Corp. (a)(c)	199,000	485,366
Echo Bay Mines Ltd. warrants 11/14/03 (a)	5,000,000	2,050,000
Eldorado Gold Corp. (a)	6,500,000	9,328,258
Eldorado Gold Corp. warrants 12/23/03 (a)	500,000	108,631
Glamis Gold Ltd. (a)	543,170	6,075,072
Glamis Gold Ltd. (a)(c)	308,450	3,449,852
Glamis Gold Ltd. rights 4/1/03 (a)	420,400	3
Goldcorp, Inc.	4,215,600	48,399,019
High River Gold Mines Ltd. (a)	120,000	183,533
IAMGOLD Corp.	6,952,940	35,978,021
IAMGOLD Corp. (c)	60,000	310,470
Kinross Gold Corp. (a)(c)	866,666	6,096,209
Kinross Gold Corp. (a)(e)	15,989,088	112,468,722
Kinross Gold Corp. warrants 12/5/07 (a)	1,300,000	1,401,428
Meridian Gold, Inc. (a)	3,189,550	41,583,205
Metallica Resources, Inc. (a)	1,490,800	1,406,226
Metallica Resources, Inc. (a)(c)	200,000	188,654
Northgate Exploration Ltd. (a)	1,500,000	1,910,120
Northgate Exploration Ltd. warrants 12/28/06 (a)	333,300	157,196
Orezone Resources, Inc. Class A (a)	2,000,000	727,665
Placer Dome, Inc.	175,000	1,733,257
Richmont Mines, Inc. (a)	206,300	746,416

	Shares	Value (Note 1)
Wheaton River Minerals Ltd. (a)	1,000,000	$ 855,680
Wheaton River Minerals Ltd. rights 12/31/03 (a)(f)(g)	300,000	286,518
		326,252,915
Precious Metals & Minerals - 12.3%
Aber Diamond Corp. (a)	2,371,200	46,538,914
Minefinders Corp. Ltd. (a)(e)	2,020,300	12,795,324
Minefinders Corp. Ltd. (a)(c)	200,000	1,266,676
SouthernEra Resources Ltd. (a)(e)	5,158,000	23,631,856
		84,232,770
TOTAL METALS & MINING		423,336,919
Cayman Islands - 0.0%
METALS & MINING - 0.0%
Precious Metals & Minerals - 0.0%
Apex Silver Mines Ltd. (a)	14,800	222,740
Peru - 4.2%
METALS & MINING - 4.2%
Diversified Metals & Mining - 0.0%
Sociedad Minera El Brocal SA (a)	10,459	10,073
Precious Metals & Minerals - 4.2%
Compania de Minas Buenaventura SA	1,045,864	13,353,503
Compania de Minas Buenaventura SA sponsored ADR	617,400	15,558,480
		28,911,983
TOTAL METALS & MINING		28,922,056
South Africa - 12.2%
METALS & MINING - 12.2%
Diversified Metals & Mining - 0.0%
JCI Ltd. (a)	639,773	51,466
Gold - 10.0%
African Rainbow Minerals Gold Ltd.	775,000	6,905,855
Anglogold Ltd. sponsored ADR	56,000	1,821,120
Avgold Ltd. (a)	45,000	54,579
Durban Roodepoort Deep Ltd. sponsored ADR (a)	484,000	1,742,400
Gold Fields Ltd.	2,418,301	30,228,388
Gold Fields of South Africa Ltd. (a)	85,600	1,059
Gold Fields of South Africa Ltd. sponsored ADR (a)	73,700	750
Harmony Gold Mining Co. Ltd.	1,866,400	25,524,090
Harmony Gold Mining Co. Ltd. warrants 6/29/03 (a)	46,133	439,628
Western Areas Ltd. (a)	579,890	2,332,449
		69,050,318
Precious Metals & Minerals - 2.2%
Anglo American Platinum Corp. Ltd.	193,500	6,896,944
Common Stocks - continued
	Shares	Value (Note 1)
South Africa - continued
METALS & MINING - CONTINUED
Precious Metals & Minerals - continued
Impala Platinum Holdings Ltd.	92,900	$ 5,636,017
Northam Platinum Ltd.	1,210,224	2,321,564
		14,854,525
TOTAL METALS & MINING		83,956,309
United Kingdom - 2.5%
METALS & MINING - 2.5%
Precious Metals & Minerals - 2.5%
Lonmin PLC	1,292,784	16,794,953
United States of America - 11.1%
METALS & MINING - 11.1%
Diversified Metals & Mining - 4.8%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,911,670	32,536,623
Hecla Mining Co. (a)	100,000	380,000
		32,916,623
Gold - 6.3%
Newmont Mining Corp. Holding Co.	1,202,075	32,852,710
Newmont Mining Corp. Holding Co. unit	672,776	1,801,142
Royal Gold, Inc.	450,000	8,752,500
		43,406,352
TOTAL METALS & MINING		76,322,975
TOTAL COMMON STOCKS (Cost $503,901,104)		654,399,065
Convertible Bonds - 0.0%
Principal Amount
South Africa - 0.0%
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
JCI Ltd. 17% 1/15/06 (d) (Cost $2,138)	ZAR	137,754	184
Money Market Funds - 10.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	30,999,932	$ 30,999,932
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	44,134,692	44,134,692
TOTAL MONEY MARKET FUNDS (Cost $75,134,624)		75,134,624
TOTAL INVESTMENT PORTFOLIO - 106.3% (Cost $579,037,866)	729,533,873
NET OTHER ASSETS - (6.3)%		(43,505,128)
NET ASSETS - 100%		$ 686,028,745
Currency Abbreviations
ZAR	-	South African rand
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,797,227 or 1.7% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Affiliated company
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Wheaton River Minerals Ltd. rights 12/31/03	2/5/03	$ 285,958
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $418,017,513 and $240,320,998, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $32,834 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $286,518 or 0.0% of net assets.

Natural Resources Sector

See accompanying notes which are an integral part of the financial statements.

Investments

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
IAMGOLD Corp..	$ 6,252,156	$ -	$ 141,311	$ -
Kinross Gold Corp..	22,802,495	8,646,855	-	112,468,722
Minefinders Corp. Ltd.	3,180,772	-	-	12,795,324
SouthernEra Resources Ltd.	10,530,213	-	-	23,631,856
TOTALS	$ 42,765,636	$ 8,646,855	$ 141,311	$ 148,895,902
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $155,080,000 of which $35,849,000, $36,326,000, $42,980,000, $5,311,000 and $34,614,000 will expire on February 28, 2006, February 28, 2007, February 29, 2008, February 28, 2009, and February 28, 2010, respectively. Of the capital loss carryforward expiring on February 28, 2007, and February 29, 2008, $19,715,000 and $14,795,000, respectively, was acquired in the merger with Select Precious Metals and Minerals and is available to offset future capital gains of the fund to the extent provided by regulations.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Gold Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $41,453,757) (cost $579,037,866) - See accompanying schedule		$ 729,533,873
Foreign currency held at value (cost $291,207)		293,091
Receivable for investments sold		4,893,077
Receivable for fund shares sold		2,085,363
Dividends receivable		472,305
Interest receivable		44,685
Redemption fees receivable		3,088
Other receivables		58,889
Total assets		737,384,371

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 293,087
Payable for fund shares redeemed	6,317,444
Accrued management fee	350,553
Other payables and accrued expenses	259,850
Collateral on securities loaned, at value	44,134,692
Total liabilities		51,355,626

Net Assets		$ 686,028,745
Net Assets consist of:
Paid in capital		$ 696,768,545
Distributions in excess of net investment income		(5,092,142)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(156,137,793)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		150,490,135
Net Assets, for 30,178,856 shares outstanding		$ 686,028,745
Net Asset Value and redemption price per share ($686,028,745 ÷ 30,178,856 shares)		$ 22.73
Maximum offering price per share (100/97.00 of $22.73)		$ 23.43

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends (including $141,311 received from affiliated issuers)		$ 6,400,936
Interest		619,552
Security lending		716,210
Total income		7,736,698

Expenses
Management fee	$ 3,417,447
Transfer agent fees	2,651,578
Accounting and security lending fees	369,684
Non-interested trustees' compensation	2,052
Custodian fees and expenses	257,653
Registration fees	158,413
Audit	40,643
Legal	1,937
Miscellaneous	7,393
Total expenses before reductions	6,906,800
Expense reductions	(450,680)	6,456,120
Net investment income (loss)		1,280,578
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $2,112,425 on sales of investments in affiliated issuers)	10,392,463
Foreign currency transactions	(45,822)
Total net realized gain (loss)		10,346,641
Change in net unrealized appreciation (depreciation) on: Investment securities	63,658,980
Assets and liabilities in foreign currencies	23,227
Total change in net unrealized appreciation (depreciation)		63,682,207
Net gain (loss)		74,028,848
Net increase (decrease) in net assets resulting from operations		$ 75,309,426
Other Information
Sales charges paid to FDC		$ 3,040,202
Deferred sales charges withheld by FDC		$ 24,517
Exchange fees withheld by FSC		$ 37,009

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,280,578	$ 5,018,283
Net realized gain (loss)	10,346,641	(12,997,753)
Change in net unrealized appreciation (depreciation)	63,682,207	130,278,647
Net increase (decrease) in net assets resulting from operations	75,309,426	122,299,177
Distributions to shareholders from net investment income	(9,260,070)	(4,381,339)
Share transactions Net proceeds from sales of shares	1,188,797,905	432,204,825
Reinvestment of distributions	8,907,366	4,200,058
Cost of shares redeemed	(1,024,844,325)	(347,627,150)
Net increase (decrease) in net assets resulting from share transactions	172,860,946	88,777,733
Redemption fees	3,269,476	1,231,918
Total increase (decrease) in net assets	242,179,778	207,927,489

Net Assets
Beginning of period	443,848,967	235,921,478
End of period (including distributions in excess of net investment income of $5,092,142 and undistributed net investment income of $2,337,613, respectively)	$ 686,028,745	$ 443,848,967
Other Information Shares
Sold	54,106,714	29,479,490
Issued in reinvestment of distributions	419,738	305,626
Redeemed	(48,662,682)	(24,520,979)
Net increase (decrease)	5,863,770	5,264,137

Financial Highlights

Years ended February 28,	2003	2002	2001	2000G	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.25	$ 12.38	$ 13.45	$ 12.79	$ 15.17
Income from Investment Operations
Net investment income (loss)C	.05	.25E	.07	.09D	(.08)
Net realized and unrealized gain (loss)	4.67	5.78	(1.12)	.46	(2.43)
Total from investment operations	4.72	6.03	(1.05)	.55	(2.51)
Distributions from net investment income	(.36)	(.22)	(.07)	-	-
Redemption fees added to paid in capitalC	.12	.06	.05	.11	.13
Net asset value, end of period	$ 22.73	$ 18.25	$ 12.38	$ 13.45	$ 12.79
Total ReturnA,B	26.68%	49.79%	(7.41)%	5.16%	(15.69)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.18%	1.29%	1.47%	1.49%	1.57%
Expenses net of voluntary waivers, if any	1.18%	1.29%	1.47%	1.49%	1.57%
Expenses net of all reductions	1.11%	1.24%	1.43%	1.41%	1.54%
Net investment income (loss)	.22%	1.76%	.60%	.68%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 686,029	$ 443,849	$ 235,921	$ 283,966	$ 179,619
Portfolio turnover rate	44%	49%	23%	71%H	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.06 per share. E Investment income per share reflects a special dividend which amounted to $.04 per share. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29. H The portfolio turnover rate does not include the assets acquired in the merger with Select Precious Metals and Minerals.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Gas Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	-2.17%	37.95%	95.75%
Select Natural Gas (load adj.)	-5.10%	33.82%	89.88%
S&P 500	-22.68%	-14.08%	128.42%
GS Natural Resources	-15.54%	-7.24%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	-2.17%	6.65%	7.05%
Select Natural Gas (load adj.)	-5.10%	6.00%	6.72%
S&P 500	-22.68%	-2.99%	8.74%
GS Natural Resources	-15.54%	-1.49%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Apache Corp.	9.0
EnCana Corp.	6.3
Burlington Resources, Inc.	6.3
ENSCO International, Inc.	6.2
Talisman Energy, Inc.	5.0
Nabors Industries Ltd.	4.6
Devon Energy Corp.	4.6
Pride International, Inc.	4.5
Cooper Cameron Corp.	4.4
Ocean Energy, Inc.	4.2
55.1
Top Industries as of February 28, 2003
% of fund's net assets
Oil & Gas	54.2%
Energy Equipment & Services	40.4%
Gas Utilities	2.4%
Multi-Utilities & Unregulated Power	0.2%
All Others*	2.8%

* Includes short-term investments and net other assets.

Annual Report

Natural Gas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Naved Khan became Portfolio Manager of Fidelity Select Natural Gas Portfolio on October 1, 2002.

Q. How did the fund perform, Naved?

A. The fund held up well in the midst of the broader market downturn. During the year ending February 28, 2003, the fund returned -2.17% compared to the -22.68% return for the Standard & Poor's 500 index. The fund also outdistanced the -15.54% return of the Goldman Sachs Natural Resources Index - an index of 114 stocks designed to measure the performance of companies in the natural resources sector.

Q. What accounted for the fund's strong results relative to the Goldman Sachs benchmark?

A. Strong stock selection was one factor - picking the winners and avoiding the losers. Being in the right places at the right times also helped. During the first half of the period, as the market was declining, the fund's focus was on integrated oil companies and utilities. This was a time when oil stocks did well, with investors looking to energy stocks as potential safe havens and high oil commodity prices boosting corporate earnings. Last fall, I shifted the fund's focus to exploration and production companies with strong exposure to the North American natural gas market. These stocks rallied as natural gas commodity prices moved higher.

Q. What prompted you to change the fund's focus?

A. Early in 2002, North American gas inventories seemed too high to justify continued higher commodity prices, whereas there seemed to be more support for high oil commodity prices. By the fall, gas inventories were still at record highs. But I anticipated that inventories would drop to low levels even if we had just a normal winter, which would in turn be positive for gas prices. Natural gas production levels in the United States had been declining for some time due to aging wells and a lack of new discoveries. Going forward, I thought production levels would drop more than expected because exploration and production companies were not drilling aggressively and existing production was declining at a higher rate than in previous years. Canada's production, which had previously supplemented U.S. supply, also had started to fall for the first time in more than a decade, while demand from Mexico was growing. I repositioned the fund to focus on both exploration and production and on service companies. These stocks did well as inventory levels sunk to near-record lows, pushing the price of U.S. natural gas from $4 per thousand cubic feet in October to more than $9 in February.

Q. Which stocks were the strongest contributors to performance?

A. Apache, an exploration and production company with a great track record and strong management, rallied nicely after acquiring strategic assets from British Petroleum and announcing new gas discoveries in Egypt. EnCana, the largest independent exploration and production company in the U.S., benefited from exploiting its strong assets to grow production, lowering operating costs, and making smart divestures and acquisitions. Kinder Morgan - which has pipelines, storage, retail distribution and electric generation - was another winner, thanks to conservative management, strong earnings growth and the fact that it stayed out of the energy trading business.

Q. Were there any major disappointments?

A. Energy marketers and traders posted poor results. Many tried to exit the business, which proved difficult due to the multi-year nature of their trading contracts. The credit ratings agencies also became very strict, downgrading the energy traders at the slightest hint of bad news. El Paso, a well-known energy company, and Duke Energy, an electric utility with a trading business, both declined sharply, causing us to sell our stakes in each. Spinnaker, an exploration and production company in the Gulf of Mexico, reduced production estimates and had few gas exploration successes. The stock sank, and we pared back. We also eliminated Dominion Resources, an electric utility that took a hard hit after higher-than-expected expenses forced the company to rein in earnings guidance for 2003.

Q. Do you expect natural gas commodity prices to ease from here?

A. Gas prices crossed $9 per thousand cubic feet in February. That price is unsustainable. I expect gas prices to settle more in the $3.50-$5 range, which seems healthy relative to the $1.50-$2.50 level they traded at just a few years ago. With storage at near-record lows, I also believe gas prices will remain strong over the summer as companies try to build inventories for next winter. Gas prices could, however, become volatile if war with Iraq leads to a collapse in oil prices and large industrial users switch to the cheaper alternative.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: April 21, 1993

Fund number: 513

Trading symbol: FSNGX

Size: as of February 28, 2003, more than
$163 million

Manager: Naved Khan, since October 2002; several executive positions for Fidelity Capital, 1999-2002; analyst, various industries, 1995-1999; joined Fidelity in 1995

3

Annual Report

Natural Gas Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - 40.4%
Baker Hughes, Inc.	216,800	$ 6,725,136
BJ Services Co. (a)	169,902	5,839,532
Cooper Cameron Corp. (a)	137,720	7,161,440
ENSCO International, Inc.	360,500	10,086,790
GlobalSantaFe Corp.	11,553	257,054
Grant Prideco, Inc. (a)	200,000	2,424,000
Grey Wolf, Inc. (a)	161,800	674,706
Nabors Industries Ltd. (a)	191,000	7,573,150
Noble Corp. (a)	37,300	1,353,990
Precision Drilling Corp. (a)	50,000	1,815,456
Pride International, Inc. (a)	510,100	7,396,450
Rowan Companies, Inc.	312,500	6,134,375
Schlumberger Ltd. (NY Shares)	93,800	3,903,018
Smith International, Inc. (a)	19,360	674,890
W-H Energy Services, Inc. (a)	141,115	2,469,513
Weatherford International Ltd. (a)	35,502	1,421,500
TOTAL ENERGY EQUIPMENT & SERVICES		65,911,000
GAS UTILITIES - 2.4%
KeySpan Corp.	15,900	508,323
Kinder Morgan, Inc.	66,758	3,039,492
Sempra Energy	12,100	280,720
TOTAL GAS UTILITIES		3,828,535
MULTI-UTILITIES & UNREGULATED POWER - 0.2%
Equitable Resources, Inc.	7,900	286,770
OIL & GAS - 54.2%
Anadarko Petroleum Corp.	19,170	883,354
Apache Corp.	223,637	14,599,021
Bonavista Petroleum Ltd. (a)	29,500	688,704
Burlington Resources, Inc.	220,500	10,220,175
Chesapeake Energy Corp.	440,700	3,578,484
ChevronTexaco Corp.	10,640	682,769
CNOOC Ltd. sponsored ADR	4,100	114,267
ConocoPhillips	1,494	75,746
Denbury Resources, Inc. (a)	144,900	1,663,452
Devon Energy Corp.	154,100	7,427,620
EnCana Corp.	313,708	10,276,569
EOG Resources, Inc.	140,900	5,819,170
Murphy Oil Corp.	96,200	4,139,486
Ocean Energy, Inc.	344,300	6,910,101
Pioneer Natural Resources Co. (a)	221,400	5,789,610
Pogo Producing Co.	61,600	2,448,600
Spinnaker Exploration Co. (a)	21,500	411,725
Suncor Energy, Inc.	8,000	145,533
Talisman Energy, Inc.	203,900	8,132,920

	Shares	Value (Note 1)
Unocal Corp.	20,100	$ 529,635
XTO Energy, Inc.	152,700	3,849,567
TOTAL OIL & GAS		88,386,508
TOTAL COMMON STOCKS (Cost $144,497,209)		158,412,813
Money Market Funds - 13.7%

Fidelity Cash Central Fund, 1.41% (b)	2,466,758	2,466,758
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	19,866,100	19,866,100
TOTAL MONEY MARKET FUNDS (Cost $22,332,858)		22,332,858
TOTAL INVESTMENT PORTFOLIO - 110.9% (Cost $166,830,067)		180,745,671
NET OTHER ASSETS - (10.9)%		(17,741,037)
NET ASSETS - 100%		$ 163,004,634
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $164,882,828 and $169,138,486, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,367 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.6%
Canada	12.9
Netherlands Antilles	2.4
Cayman Islands	1.0
Others (individually less than 1%)	0.1
100.0%
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $53,740,000 of which $17,573,000 and $36,167,000 will expire on February 28, 2010 and February 28, 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $19,179,318) (cost $166,830,067) - See accompanying schedule		$ 180,745,671
Receivable for fund shares sold		2,646,403
Dividends receivable		33,641
Interest receivable		1,843
Redemption fees receivable		974
Other receivables		4,512
Total assets		183,433,044

Liabilities
Payable for investments purchased	$ 121,500
Payable for fund shares redeemed	327,571
Accrued management fee	73,929
Other payables and accrued expenses	39,310
Collateral on securities loaned, at value	19,866,100
Total liabilities		20,428,410

Net Assets		$ 163,004,634
Net Assets consist of:
Paid in capital		$ 203,196,012
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(54,107,321)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,915,943
Net Assets, for 9,356,161 shares outstanding		$ 163,004,634
Net Asset Value and redemption price per share ($163,004,634 ÷ 9,356,161 shares)		$ 17.42
Maximum offering price per share (100/97.00 of $17.42)		$ 17.96

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 2,198,804
Interest		197,313
Security lending		48,523
Total income		2,444,640

Expenses
Management fee	$ 941,084
Transfer agent fees	957,022
Accounting and security lending fees	106,592
Non-interested trustees' compensation	591
Custodian fees and expenses	14,252
Registration fees	33,243
Audit	41,160
Legal	808
Miscellaneous	3,394
Total expenses before reductions	2,098,146
Expense reductions	(87,919)	2,010,227
Net investment income (loss)		434,413
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(11,539,184)
Foreign currency transactions	8,414
Total net realized gain (loss)		(11,530,770)
Change in net unrealized appreciation (depreciation) on: Investment securities	6,462,857
Assets and liabilities in foreign currencies	257
Total change in net unrealized appreciation (depreciation)		6,463,114
Net gain (loss)		(5,067,656)
Net increase (decrease) in net assets resulting from operations		$ (4,633,243)
Other Information
Sales charges paid to FDC		$ 168,716
Deferred sales charges withheld by FDC		$ 649
Exchange fees withheld by FSC		$ 8,378

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 434,413	$ 2,025,705
Net realized gain (loss)	(11,530,770)	(41,302,929)
Change in net unrealized appreciation (depreciation)	6,463,114	(42,981,511)
Net increase (decrease) in net assets resulting from operations	(4,633,243)	(82,258,735)
Distributions to shareholders from net investment income	(875,067)	(486,155)
Distributions to shareholders from net realized gain	-	(2,456,569)
Total distributions	(875,067)	(2,942,724)
Share transactions Net proceeds from sales of shares	108,934,224	242,861,380
Reinvestment of distributions	782,096	2,855,131
Cost of shares redeemed	(127,016,898)	(396,297,503)
Net increase (decrease) in net assets resulting from share transactions	(17,300,578)	(150,580,992)
Redemption fees	128,572	300,051
Total increase (decrease) in net assets	(22,680,316)	(235,482,400)

Net Assets
Beginning of period	185,684,950	421,167,350
End of period (including undistributed net investment income of $0 and undistributed net investment income of $1,899,596, respectively)	$ 163,004,634	$ 185,684,950
Other Information Shares
Sold	6,131,084	10,916,829
Issued in reinvestment of distributions	45,436	122,603
Redeemed	(7,186,594)	(18,776,559)
Net increase (decrease)	(1,010,074)	(7,737,127)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 17.91	$ 23.26	$ 15.21	$ 10.59	$ 13.22
Income from Investment Operations
Net investment income (loss) C	.05	.14	.10	- G	.12 D
Net realized and unrealized gain (loss)	(.45)	(5.35)	8.22	4.68	(2.68)
Total from investment operations	(.40)	(5.21)	8.32	4.68	(2.56)
Distributions from net investment income	(.10)	(.03)	(.04)	(.09)	(.10)
Distributions from net realized gain	-	(.13)	(.30)	-	-
Total distributions	(.10)	(.16)	(.34)	(.09)	(.10)
Redemption fees added to paid in capital C	.01	.02	.07	.03	.03
Net asset value, end of period	$ 17.42	$ 17.91	$ 23.26	$ 15.21	$ 10.59
Total Return A,B	(2.17)%	(22.47)%	55.49%	44.70%	(19.17)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.30%	1.17%	1.15%	1.42%	1.57%
Expenses net of voluntary waivers, if any	1.30%	1.17%	1.15%	1.42%	1.57%
Expenses net of all reductions	1.24%	1.13%	1.10%	1.39%	1.52%
Net investment income (loss)	.27%	.67%	.47%	.03%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 163,005	$ 185,685	$ 421,167	$ 53,976	$ 36,828
Portfolio turnover rate	108%	68%	94%	85%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.10 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Life of fund
Select Natural Resources	-13.48%	17.04%	25.59%
Select Natural Resources (load adj.)	-16.08%	13.53%	21.82%
S&P 500	-22.68%	-14.08%	15.33%
GS Natural Resources	-15.54%	-7.24%	8.73%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Life of fund
Select Natural Resources	-13.48%	3.20%	3.87%
Select Natural Resources (load adj.)	-16.08%	2.57%	3.35%
S&P 500	-22.68%	-2.99%	2.41%
GS Natural Resources	-15.54%	-1.49%	1.41%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
ChevronTexaco Corp.	7.9
ConocoPhillips	7.6
BP PLC sponsored ADR	5.8
Royal Dutch Petroleum Co. (NY Shares)	4.2
Schlumberger Ltd. (NY Shares)	4.0
Exxon Mobil Corp.	3.9
Newmont Mining Corp. Holding Co.	3.6
Occidental Petroleum Corp.	3.0
Alcoa, Inc.	2.8
Weatherford International Ltd.	2.7
45.5
Top Industries as of February 28, 2003
% of fund's net assets
Oil & Gas	53.0%
Energy Equipment & Services	25.7%
Metals & Mining	11.7%
Paper & Forest Products	4.4%
Containers & Packaging	1.4%
All Others*	3.8%

* Includes short-term investments and net other assets.

Annual Report

21Natural Resources Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Pratima Abichandani became Portfolio Manager of Fidelity Select Natural Resources Portfolio on January 1, 2003.

Q. How did the fund perform, Pratima?

A. For the 12 months ending February 28, 2003, the fund returned -13.48%, compared with -22.68% for the Standard & Poor's 500 Index and -15.54% for the Goldman Sachs Natural Resources Index, an index of 114 stocks designed to measure the performance of companies in the natural resources sector.

Q. Why did the fund outperform its indexes?

A. Energy stocks, which make up approximately three-quarters of the natural resources sector, were given a boost by rising crude oil and natural gas prices, enabling the fund to outdistance the S&P 500 by a wide margin. Compared with the Goldman Sachs index, the fund benefited from nearly total avoidance of independent power producers, which struggled with overcapacity and questions about the viability of energy trading operations. Overweighting energy services stocks also helped, though not as much as I expected. With rising energy prices - crude oil trended irregularly higher throughout the period and flirted with the $40-per-barrel level near the end of February 2003 - I expected that stronger cash flows for exploration and production companies would stimulate a new cycle of capital spending, directly benefiting energy services companies. Cash flows did improve, but there was more caution on the capital spending front than I anticipated - perhaps because of uncertainty about developments in Iraq and the Venezuelan labor strike. On the negative side, overweighting the aluminum industry hurt us, as did underweighted positions in diversified metals and mining and in energy exploration and production.

Q. How much of the rise in crude oil was attributable to war worries?

A. It's hard to say with certainty, but if it weren't for concerns about a conflict between the U.S. and Iraq and the labor strike in Venezuela, I think that OPEC - the Organization of Petroleum Exporting Countries - probably would have been able to maintain oil prices in its target range of $22 to $28 per barrel. The general labor strike in Venezuela, though officially over, contributed to higher prices as that country's oil output was slashed from 3.1 million barrels a day to an estimated 1.6 million to 2 million barrels per day at the end of February. Weather was another factor, with unusually cold winter temperatures in the Northern Hemisphere boosting demand for heating oil.

Q. Which stocks contributed to the fund's returns?

A. Occidental Petroleum was one of the top contributors on an absolute basis. After steadily improving its competitive positioning through a series of acquisitions, the company reported strong free cash flow and earnings growth during the period. Other contributors to absolute performance included energy services stocks Noble Corp. and Smith International, which benefited from the expectation of more liberal spending on exploration resulting from rising energy prices. Compared with the Goldman Sachs index, substantial underweightings in energy traders Williams Companies and Dynegy - neither of which the fund owned at period end - provided a boost to our results.

Q. Which stocks detracted from performance?

A. Aluminum stocks Alcoa and Alcan hurt performance. Aluminum stocks tend to be sensitive to overall economic growth, which remained weaker than expected. ChevronTexaco, the fund's largest holding at the end of the period, also held back absolute returns. The expectation was that the company offered potentially attractive synergies based on the merger of Chevron and Texaco and that the stock's valuation was more compelling than other stocks in the integrated energy group. Another detractor - by both absolute and relative measures - was Schlumberger, the world's largest oil field services company. Dogged by an ill-fated acquisition of technology outsourcing company Sema Group and other questionable moves, the stock was weak. However, the company made significant strides toward refocusing and reorganizing its business during the period. One key development was the appointment of Andrew Gould, Schlumberger's chief operating officer, as its new CEO in October. Gould has a well-deserved reputation as an effective cost cutter.

Q. What's your outlook, Pratima?

A. Looking out 12 months, if the war with Iraq is protracted we likely will see further upward pressure on energy prices. However, if it is a short war - similar to the 1991 Gulf War - then energy prices will be determined by how cohesive OPEC is in maintaining prices in the target price band I mentioned earlier. I'll continue to watch for signs that capital spending by the independent exploration and production companies is rebounding, as one would normally expect in response to higher energy prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: March 3, 1997

Fund number: 514

Trading symbol: FNARX

Size: as of February 28, 2003, more than
$27 million

Manager: Pratima Abichandani, since January 2003; manager, several Fidelity Select and VIP: Portfolios, since 2000; manager and analyst, Fidelity International Limited, 1995-2000; joined Fidelity in 1994

3

Annual Report

Natural Resources Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 1.4%
Packaging Corp. of America (a)	6,900	$ 119,025
Smurfit-Stone Container Corp. (a)	19,100	252,884
TOTAL CONTAINERS & PACKAGING		371,909
ENERGY EQUIPMENT & SERVICES - 25.7%
Baker Hughes, Inc.	16,590	514,622
BJ Services Co. (a)	8,500	292,145
Cal Dive International, Inc. (a)	1,400	26,138
Cooper Cameron Corp. (a)	1,900	98,800
Diamond Offshore Drilling, Inc.	5,400	118,530
ENSCO International, Inc.	16,700	467,266
Global Industries Ltd. (a)	7,500	32,250
GlobalSantaFe Corp.	14,583	324,472
Grant Prideco, Inc. (a)	18,800	227,856
Grey Wolf, Inc. (a)	24,300	101,331
Halliburton Co.	7,900	160,054
Helmerich & Payne, Inc.	800	22,000
Nabors Industries Ltd. (a)	8,500	337,025
National-Oilwell, Inc. (a)	9,400	211,500
Noble Corp. (a)	15,400	559,020
Oceaneering International, Inc. (a)	1,200	27,720
Precision Drilling Corp. (a)	3,100	112,558
Pride International, Inc. (a)	10,000	145,000
Rowan Companies, Inc.	11,400	223,782
Schlumberger Ltd. (NY Shares)	26,226	1,091,264
Smith International, Inc. (a)	17,600	613,536
Tidewater, Inc.	3,900	119,418
Transocean, Inc.	11,581	262,889
Varco International, Inc. (a)	7,200	136,512
W-H Energy Services, Inc. (a)	1,800	31,500
Weatherford International Ltd. (a)	18,095	724,524
TOTAL ENERGY EQUIPMENT & SERVICES		6,981,712
GAS UTILITIES - 0.9%
Kinder Morgan Management LLC	167	5,331
Kinder Morgan, Inc.	5,000	227,650
Southwestern Energy Co. (a)	2,400	28,080
TOTAL GAS UTILITIES		261,061
METALS & MINING - 11.7%
Alcan, Inc.	13,800	392,001
Alcoa, Inc.	36,900	756,450
Arch Coal, Inc.	2,000	39,800
Barrick Gold Corp.	22,300	361,049

	Shares	Value (Note 1)
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	19,263	$ 327,856
Goldcorp, Inc.	21,200	243,396
Newmont Mining Corp. Holding Co.	35,400	967,482
Phelps Dodge Corp. (a)	3,100	111,476
TOTAL METALS & MINING		3,199,510
OIL & GAS - 53.0%
Anadarko Petroleum Corp.	4,600	211,968
Apache Corp.	7,400	483,072
BP PLC sponsored ADR	41,064	1,564,949
Burlington Resources, Inc.	10,300	477,405
Chesapeake Energy Corp.	7,000	56,840
ChevronTexaco Corp.	33,516	2,150,720
CNOOC Ltd. sponsored ADR	2,900	80,823
ConocoPhillips	40,582	2,057,507
Devon Energy Corp.	9,700	467,540
EnCana Corp.	21,142	692,578
ENI Spa sponsored ADR	900	66,330
EOG Resources, Inc.	8,800	363,440
Exxon Mobil Corp.	30,796	1,047,680
Kerr-McGee Corp.	2,200	90,728
Murphy Oil Corp.	3,800	163,514
Occidental Petroleum Corp.	27,100	810,290
Ocean Energy, Inc.	8,500	170,595
Petro-Canada	12,100	432,574
Pioneer Natural Resources Co. (a)	4,100	107,215
Pogo Producing Co.	4,300	170,925
Premcor, Inc.	8,800	220,968
Royal Dutch Petroleum Co. (NY Shares)	28,700	1,138,529
Sunoco, Inc.	5,700	201,723
Talisman Energy, Inc.	9,800	390,891
Tom Brown, Inc. (a)	1,500	38,550
TotalFinaElf SA sponsored ADR	1,900	124,925
Valero Energy Corp.	12,800	499,328
XTO Energy, Inc.	5,400	136,134
TOTAL OIL & GAS		14,417,741
PAPER & FOREST PRODUCTS - 4.4%
Bowater, Inc.	3,000	113,850
International Paper Co.	16,800	588,504
MeadWestvaco Corp.	7,489	173,670
Slocan Forest Products Ltd. (a)	9,000	50,937
TimberWest Forest Corp. unit	3,200	26,519
Weyerhaeuser Co.	4,800	239,280
TOTAL PAPER & FOREST PRODUCTS		1,192,760
TOTAL COMMON STOCKS (Cost $27,273,658)		26,424,693
Money Market Funds - 6.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	1,228,347	$ 1,228,347
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	451,560	451,560
TOTAL MONEY MARKET FUNDS (Cost $1,679,907)		1,679,907
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $28,953,565)		28,104,600
NET OTHER ASSETS - (3.3)%		(907,048)
NET ASSETS - 100%		$ 27,197,552
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $23,865,702 and $18,920,530, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $670 for the period.
The fund participated in the security lending program during the period. Cash collateral includes amounts received for unsettled security loans.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	71.8%
Canada	9.9
United Kingdom	5.8
Netherlands	4.2
Netherlands Antilles	4.0
Cayman Islands	3.3
Others (individually less than 1%)	1.0
100.0%
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $2,451,000 of which $733,000 and $1,718,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $726,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Natural Resources Sector

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (cost $28,953,565) - See accompanying schedule		$ 28,104,600
Foreign currency held at value (cost $131)		137
Receivable for investments sold		3,195
Receivable for fund shares sold		105,835
Dividends receivable		80,617
Interest receivable		1,019
Redemption fees receivable		12
Other receivables		21
Total assets		28,295,436

Liabilities
Payable for investments purchased	$ 567,533
Payable for fund shares redeemed	26,971
Accrued management fee	12,874
Other payables and accrued expenses	38,946
Collateral on securities loaned, at value	451,560
Total liabilities		1,097,884

Net Assets		$ 27,197,552
Net Assets consist of:
Paid in capital		$ 31,484,516
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,438,028)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(848,936)
Net Assets, for 2,464,025 shares outstanding		$ 27,197,552
Net Asset Value and redemption price per share ($27,197,552 ÷ 2,464,025 shares)		$ 11.04
Maximum offering price per share (100/97.00 of $11.04)		$ 11.38

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 461,677
Interest		26,526
Security lending		946
Total income		489,149

Expenses
Management fee	$ 164,405
Transfer agent fees	201,397
Accounting and security lending fees	60,496
Non-interested trustees' compensation	102
Custodian fees and expenses	11,395
Registration fees	15,326
Audit	39,686
Legal	121
Miscellaneous	327
Total expenses before reductions	493,255
Expense reductions	(7,923)	485,332
Net investment income (loss)		3,817
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,454,571)
Foreign currency transactions	1,273
Total net realized gain (loss)		(1,453,298)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,206,895)
Assets and liabilities in foreign currencies	39
Total change in net unrealized appreciation (depreciation)		(3,206,856)
Net gain (loss)		(4,660,154)
Net increase (decrease) in net assets resulting from operations		$ (4,656,337)
Other Information
Sales charges paid to FDC		$ 49,033
Deferred sales charges withheld by FDC		$ 119
Exchange fees withheld by FSC		$ 788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,817	$ 91,731
Net realized gain (loss)	(1,453,298)	(1,835,822)
Change in net unrealized appreciation (depreciation)	(3,206,856)	(342,723)
Net increase (decrease) in net assets resulting from operations	(4,656,337)	(2,086,814)
Distributions to shareholders from net investment income	(49,916)	(17,824)
Distributions to shareholders from net realized gain	-	(712,949)
Total distributions	(49,916)	(730,773)
Share transactions Net proceeds from sales of shares	23,260,495	23,663,821
Reinvestment of distributions	48,426	710,843
Cost of shares redeemed	(19,392,640)	(16,623,281)
Net increase (decrease) in net assets resulting from share transactions	3,916,281	7,751,383
Redemption fees	25,488	22,049
Total increase (decrease) in net assets	(764,484)	4,955,845

Net Assets
Beginning of period	27,962,036	23,006,191
End of period (including undistributed net investment income of $0 and undistributed net investment income of $76,616, respectively)	$ 27,197,552	$ 27,962,036
Other Information Shares
Sold	1,924,734	1,774,858
Issued in reinvestment of distributions	3,769	51,510
Redeemed	(1,651,607)	(1,270,117)
Net increase (decrease)	276,896	556,251

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 14.11	$ 11.71	$ 7.89	$ 10.46
Income from Investment Operations
Net investment income (loss) C	- F	.05	.04	(.02)	(.05)
Net realized and unrealized gain (loss)	(1.73)	(.98)	3.33	3.80	(2.54)
Total from investment operations	(1.73)	(.93)	3.37	3.78	(2.59)
Distributions from net investment income	(.02)	(.01)	(.01)	-	-
Distributions from net realized gain	-	(.40)	(.99)	-	-
Total distributions	(.02)	(.41)	(1.00)	-	-
Redemption fees added to paid in capital C	.01	.01	.03	.04	.02
Net asset value, end of period	$ 11.04	$ 12.78	$ 14.11	$ 11.71	$ 7.89
Total Return A,B	(13.48)%	(6.73)%	29.57%	48.42%	(24.57)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.75%	1.61%	1.70%	1.89%	3.20%
Expenses net of voluntary waivers, if any	1.75%	1.61%	1.70%	1.89%	2.50%
Expenses net of all reductions	1.72%	1.56%	1.67%	1.85%	2.47%
Net investment income (loss)	.01%	.36%	.29%	(.17)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,198	$ 27,962	$ 23,006	$ 14,057	$ 5,134
Portfolio turnover rate	70%	115%	138%	164%	155%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Paper and Forest Products Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	-16.37%	9.61%	114.96%
Select Paper and Forest Products (load adj.)	-18.87%	6.33%	108.51%
S&P 500	-22.68%	-14.08%	129.29%
GS Natural Resources	-15.54%	-7.24%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	-16.37%	1.85%	7.95%
Select Paper and Forest Products (load adj.)	-18.87%	1.23%	7.62%
S&P 500	-22.68%	-2.99%	8.65%
GS Natural Resources	-15.54%	-1.49%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Bowater, Inc.	8.6
International Paper Co.	8.0
Smurfit-Stone Container Corp.	7.7
Pactiv Corp.	7.5
Weyerhaeuser Co.	6.0
MeadWestvaco Corp.	5.7
Avery Dennison Corp.	4.4
Packaging Corp. of America	4.3
Tembec, Inc.	4.3
Boise Cascade Corp.	4.1
60.6
Top Industries as of February 28, 2003
% of fund's net assets
Paper & Forest Products	56.7%
Containers & Packaging	33.2%
Commercial Services & Supplies	4.4%
Personal Products	0.3%
All Others*	5.4%

* Includes short-term investments and net other assets.

Annual Report

22Paper and Forest Products Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Vincent Rivers, Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio

Q. How did the fund perform, Vince?

A. For the 12 months ending February 28, 2003, the fund was down 16.37%, while the Goldman Sachs Natural Resources Index - an index of 114 stocks designed to measure the performance of companies in the natural resources sector - fell 15.54%, and the Standard & Poor's 500 Index declined 22.68%.

Q. What market factors had a strong influence on performance?

A. Paper stocks had a nice run heading into the period in anticipation of an economic recovery, but as the year progressed company fundamentals remained weak and the stocks got hit. Declining sales volumes and pricing, spurred by sluggish worldwide demand and higher inventory levels, were largely to blame. Rampant concerns about asbestos litigation also pressured the group. Industry conditions improved, however, during the second half of the period as inventories fell, capacity growth slowed, the dollar weakened and asbestos fears abated - due to favorable legislative changes in several states - while paper prices bottomed and slowly began to rise. That news was welcome relief for most paper stocks, which rebounded sharply off their October lows - despite little improvement in demand - and continued to rally into January, outperforming the broader market in the process. Unfortunately, weather disruptions and the growing specter of war derailed the group toward the tail end of the period.

Q. Why did the fund slightly lag the Goldman Sachs index?

A. It was largely a result of not having any exposure to stronger-performing areas outside of the paper and forest universe, namely gold and energy stocks - energy is by far the largest industry component in the natural resources sector. With oil prices nearly doubling over the past year, it was a challenge to keep within striking distance of the index. The remainder of the fund's performance shortfall can be traced to one holding, Sealed Air - the maker of Bubble-Wrap and other protective packaging materials - which lost nearly half its value in one day during the summer due to asbestos-related issues. While I sold our sizable stake in the stock during the summer, the damage was already done. I subsequently re-established a position in the stock.

Q. What can you tell us about your principal strategies?

A. I assumed a more defensive posture early in the period as it became less likely we'd see a cyclical recovery in the second half of 2002. As such, I reduced the fund's weighting in paper companies - whose valuations I felt were no longer compelling - and added exposure to high-quality packaging stocks, which tend to be less sensitive to swings in the economy. That strategy paid off as paper stocks declined about 40% from their peak in May to near-historic lows. At the same time, investors bid up fund holdings in specialty package/consumer products maker Pactiv, as well as food and beverage container makers Ball and Silgan Holdings. Other steady plays that worked included two box makers, Cascades and Packaging Corporation of America - both of which held up well despite weak paper prices - and Avery Dennison, a very well-managed company in the school and office products space. Conversely, there were a couple of stocks that failed to act defensively, including glass container giant Owens-Illinois and tissue maker Kimberly-Clark.

Q. Did you stay defensive throughout the year?

A. No, I didn't. During the fall, I reduced most of our conservative packaging stocks and got more aggressive in economically sensitive paper names as they were bottoming. That move paid off, as we were able to capture a good portion of the relief rally. I was comfortable owning these stocks at trough valuations because I felt my downside risk was somewhat limited, plus they were still paying the fund decent dividends. Although I continued to capitalize on seasonal housing trends in some pure-play lumber stocks, I tried to concentrate the fund in the companies with the most leverage to a recovery in commodities I liked - namely newsprint, containerboard and pulp. While some good picks, such as Sappi Limited and Bowater, helped the fund's paper product holdings outperform those in the index by more than 15 percentage points, we were still too early in such highly cyclical names as paper companies Buckeye Technologies, Weyerhaeuser and Tembec, as well as Smurfit-Stone from the packaging space.

Q. What's your outlook, Vince?

A. I'm bullish in general given that supply is relatively constrained on a worldwide basis, demand is growing very fast in Asia and picking up in North America, valuations are attractive, inventories are in good shape and the dollar remains weak - a key to the competitiveness of U.S. manufacturers. At the end of the period, I continued to position the fund for an improving economy, with large stakes in companies tied to the commodities I felt were in the best shape in terms of capacity, operating rates and pricing.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 30, 1986

Fund number: 506

Trading symbol: FSPFX

Size: as of February 28, 2003, more than
$21 million

Manager: Vincent Rivers, since 2001; analyst, packaging and container industry, since 2001; joined Fidelity in 2000

3

Annual Report

Paper and Forest Products Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 4.4%
Avery Dennison Corp.	16,300	$ 935,620
CONTAINERS & PACKAGING - 33.2%
Bemis Co., Inc.	6,600	276,276
Graphic Packaging International Corp. (a)	17,200	88,408
Owens-Illinois, Inc. (a)	75,900	683,100
Packaging Corp. of America (a)	53,400	921,150
Pactiv Corp. (a)	80,700	1,594,632
Sealed Air Corp.	17,900	649,233
Silgan Holdings, Inc. (a)	22,800	463,296
Smurfit-Stone Container Corp. (a)	123,970	1,641,363
Temple-Inland, Inc.	18,300	766,770
TOTAL CONTAINERS & PACKAGING		7,084,228
PAPER & FOREST PRODUCTS - 56.7%
Ainsworth Lumber Co. Ltd. (a)	2,200	6,374
Aracruz Celulose SA sponsored ADR	6,500	127,400
Boise Cascade Corp.	36,300	875,556
Bowater, Inc.	48,400	1,836,780
Buckeye Technologies, Inc. (a)	165,700	770,505
Georgia-Pacific Corp.	15,700	235,657
International Forest Products (Interfor) Class A (a)	62,700	316,837
International Paper Co.	48,500	1,698,955
Louisiana-Pacific Corp. (a)	75,100	654,121
MeadWestvaco Corp.	52,800	1,224,432
Pope & Talbot, Inc.	66,800	811,620
Sappi Ltd. sponsored ADR	57,400	780,640
Slocan Forest Products Ltd. (a)	44,080	249,476
Tembec, Inc. (a)	135,800	912,226
West Fraser Timber Co. Ltd.	11,990	315,463
Weyerhaeuser Co.	25,600	1,276,160
TOTAL PAPER & FOREST PRODUCTS		12,092,202
PERSONAL PRODUCTS - 0.3%
Concert Industries Ltd. (a)	69,700	55,414
TOTAL COMMON STOCKS (Cost $20,634,655)		20,167,464
Money Market Funds - 8.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	1,080,096	$ 1,080,096
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	680,200	680,200
TOTAL MONEY MARKET FUNDS (Cost $1,760,296)		1,760,296
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $22,394,951)		21,927,760
NET OTHER ASSETS - (2.9)%		(619,498)
NET ASSETS - 100%		$ 21,308,262
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $49,440,848 and $47,546,328, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,896 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.0%
Canada	8.8
South Africa	3.6
Others (individually less than 1%)	0.6
100.0%
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $9,433,000 of which $1,443,000, $1,575,000, $3,557,000 and $2,858,000 will expire on February 28, 2007, February 28, 2009, February 28, 2010 and February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $865,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $649,233) (cost $22,394,951) - See accompanying schedule		$ 21,927,760
Receivable for investments sold		569
Receivable for fund shares sold		82,730
Dividends receivable		47,682
Interest receivable		632
Other receivables		229
Total assets		22,059,602

Liabilities
Payable for fund shares redeemed	$ 30,140
Accrued management fee	10,885
Other payables and accrued expenses	30,115
Collateral on securities loaned, at value	680,200
Total liabilities		751,340

Net Assets		$ 21,308,262
Net Assets consist of:
Paid in capital		$ 32,193,123
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,417,690)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(467,171)
Net Assets, for 885,268 shares outstanding		$ 21,308,262
Net Asset Value and redemption price per share ($21,308,262 ÷ 885,268 shares)		$ 24.07
Maximum offering price per share (100/97.00 of $24.07)		$ 24.81

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 387,318
Interest		23,674
Security lending		3,537
Total income		414,529

Expenses
Management fee	$ 145,959
Transfer agent fees	172,633
Accounting and security lending fees	60,670
Non-interested trustees' compensation	90
Custodian fees and expenses	8,852
Registration fees	24,743
Audit	40,167
Legal	101
Miscellaneous	900
Total expenses before reductions	454,115
Expense reductions	(21,885)	432,230
Net investment income (loss)		(17,701)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,891,893)
Foreign currency transactions	(18,680)
Total net realized gain (loss)		(2,910,573)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,594,964)
Assets and liabilities in foreign currencies	(316)
Total change in net unrealized appreciation (depreciation)		(3,595,280)
Net gain (loss)		(6,505,853)
Net increase (decrease) in net assets resulting from operations		$ (6,523,554)
Other Information
Sales charges paid to FDC		$ 83,796
Deferred sales charges withheld by FDC		$ 431
Exchange fees withheld by FSC		$ 1,193

See accompanying notes which are an integral part of the financial statements.

Annual Report

Paper and Forest Products Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,701)	$ 88,711
Net realized gain (loss)	(2,910,573)	(4,076,500)
Change in net unrealized appreciation (depreciation)	(3,595,280)	1,879,879
Net increase (decrease) in net assets resulting from operations	(6,523,554)	(2,107,910)
Distributions to shareholders from net investment income	-	(116,411)
Share transactions Net proceeds from sales of shares	42,413,424	65,123,917
Reinvestment of distributions	-	109,622
Cost of shares redeemed	(40,708,473)	(52,284,326)
Net increase (decrease) in net assets resulting from share transactions	1,704,951	12,949,213
Redemption fees	50,656	99,216
Total increase (decrease) in net assets	(4,767,947)	10,824,108

Net Assets
Beginning of period	26,076,209	15,252,101
End of period	$ 21,308,262	$ 26,076,209
Other Information Shares
Sold	1,486,372	2,375,816
Issued in reinvestment of distributions	-	4,116
Redeemed	(1,507,023)	(2,084,182)
Net increase (decrease)	(20,651)	295,750

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 28.78	$ 25.00	$ 22.17	$ 18.45	$ 22.66
Income from Investment Operations
Net investment income (loss) C	(.02)	.11	.20	.20	(.03)
Net realized and unrealized gain (loss)	(4.74)	3.71 D	2.64	3.26	(3.87)
Total from investment operations	(4.76)	3.82	2.84	3.46	(3.90)
Distributions from net investment income	-	(.16)	(.15)	-	-
Distributions in excess of net realized gain	-	-	-	-	(.44)
Total distributions	-	(.16)	(.15)	-	(.44)
Redemption fees added to paid in capital C	.05	.12	.14	.26	.13
Net asset value, end of period	$ 24.07	$ 28.78	$ 25.00	$ 22.17	$ 18.45
Total Return A, B	(16.37)%	15.82%	13.48%	20.16%	(17.01)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.81%	1.82%	2.10%	1.89%	2.30%
Expenses net of voluntary waivers, if any	1.81%	1.82%	2.10%	1.89%	2.30%
Expenses net of all reductions	1.73%	1.69%	2.03%	1.74%	2.21%
Net investment income (loss)	(.07)%	.42%	.86%	.85%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,308	$ 26,076	$ 15,252	$ 12,412	$ 10,247
Portfolio turnover rate	201%	247%	318%	383%	338%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Business Services and Outsourcing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Life of fund
Select Business Services and Outsourcing	-32.94%	15.10%	25.35%
Select Business Services and Outsourcing (load adj.)	-34.95%	11.65%	21.59%
S&P 500	-22.68%	-14.08%	-10.33%
GS Technology	-30.56%	-26.90%	-22.92%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Life of fund
Select Business Services and Outsourcing	-32.94%	2.85%	4.56%
Select Business Services and Outsourcing (load adj.)	-34.95%	2.23%	3.93%
S&P 500	-22.68%	-2.99%	-2.13%
GS Technology	-30.56%	-6.07%	-5.01%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
First Data Corp.	11.9
Paychex, Inc.	9.8
Ceridian Corp.	6.7
Omnicom Group, Inc.	5.7
Concord EFS, Inc.	3.4
Computer Sciences Corp.	3.4
Accenture Ltd. Class A	3.3
Quest Diagnostics, Inc.	2.6
Cintas Corp.	2.6
Automatic Data Processing, Inc.	2.5
51.9
Top Industries as of February 28, 2003
% of fund's net assets
Commercial Services & Supplies	62.7%
IT Consulting & Services	14.3%
Media	8.3%
Health Care Providers & Services	6.5%
Software	4.4%
All Others*	3.8%

* Includes short-term investments and net other assets.

Annual Report

Business Services and Outsourcing Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

James Morrow, Portfolio Manager of Fidelity Select Business Services and Outsourcing Portfolio

Q. How did the fund perform, James?

A. The fund underperformed both the overall technology sector and the broad stock market, falling 32.94% during the 12 months that ended February 28, 2003. By comparison, the Goldman Sachs Technology Index - an index of 225 stocks designed to measure the performance of companies in the technology sector - dropped 30.56% during the same time frame. The broader market, represented by the Standard & Poor's 500 Index, declined 22.68%.

Q. Why did the fund trail the Goldman Sachs index?

A. In past reports, I discussed how business services and outsourcing stocks were holding up well despite a challenging market environment. Unfortunately, as the period progressed, these stocks proved they were vulnerable, too. Companies whose revenues relied on the health of the financial services industry - which wasn't very healthy during the past year - were especially hurt. The same was true for companies that depended on increased business-technology spending. Finally, many services stocks simply had farther to fall because they had done relatively well in recent years.

Q. How did you position the fund, given this challenging environment for services stocks?

A. I sought to position the fund in the best-quality names I could find. This strategy meant concentrating the fund in investments in which I had a lot of confidence. For example, a substantial portion of the fund was invested in First Data. I've discussed this company before - it processes credit card transactions and earns a percentage of each one. I also invested a large part of the portfolio in Paychex, a leading payroll processor. Both companies, in my opinion, have very strong management teams, and they continued to generate strong revenue growth in a tough economy. Under normal circumstances I would have preferred to have been more broadly diversified, but I just didn't see that many other compelling opportunities.

Q. How successful was this "concentration" strategy?

A. Paychex had a modestly positive impact on performance. First Data, however, despite falling 15 percent in absolute terms, did extremely well compared to the typical technology stock and substantially boosted the fund's relative performance. First Data continued to meet its earnings targets throughout the period and also benefited from the success of its Western Union subsidiary. Western Union, a well-known name in money-wiring services, is First Data's fastest-growing segment.

Q. Did other stocks help performance?

A. The fund's best relative performer was Concord EFS. It's in a similar business as First Data, but focuses on debit card instead of credit card transactions. The stock, ironically, did poorly during the period, but I was able to realize strong results for the fund through some timely trades. Also, the fund benefited from owning Clear Channel Communications, the nation's leading radio-station owner. Clear Channel generated surprisingly strong earnings despite the slow market for media advertising.

Q. Which stocks dragged down the fund's results the most?

A. An investment in InterCept, a stock I had been very optimistic about, was the fund's biggest disappointment. InterCept helps banks facilitate the transfer of electronic funds. When I first bought the stock, I thought it offered an attractive, inexpensive way to invest in the bank-processing industry. Early last year, though, InterCept made a couple of acquisitions that eventually proved disastrous to its financial health. Another significant disappointment for the fund was Exult, a human resources outsourcing and consulting company. As I discussed six months ago, Exult's stock plummeted after the company proposed an unpopular accounting change. Though the stock made up a significant portion of its losses late in the period, Exult remained one of the fund's weakest performers for the past 12 months. Also disappointing was IT consulting firm Electronic Data Systems (EDS). The fund was slightly overweighted in EDS when the company announced earnings would fall well short of expectations.

Q. What's your outlook, James?

A. Despite performing poorly in recent months, many services companies have seen their earnings hold up relatively well. What's more, now that their stocks have fallen, they appear attractively priced to me. If the overall market environment were positive, I'd anticipate a bright outlook for these companies. But the current market is uncertain - the economy is sluggish, corporate profits and IT spending have been slow to recover, and investors are anxious about Iraq. Given these uncertainties, I'm positioning the fund in those services stocks I believe have the strongest fundamentals. Also, I'm ready to increase the fund's diversification if I become more confident about a broader range of stocks in my investment universe.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: February 4, 1998

Fund number: 353

Trading symbol: FBSOX

Size: as of February 28, 2003, more than
$27 million

Manager: James Morrow, since 2001; analyst, various industries, since 1999; joined Fidelity in 1999

3

Annual Report

Business Services and Outsourcing Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 62.7%
Apollo Group, Inc. Class A (a)	12,900	$ 597,786
Aramark Corp. Class B (a)	11,300	248,035
Automatic Data Processing, Inc.	21,300	692,250
Banta Corp.	3,800	108,262
Ceridian Corp. (a)	135,400	1,868,520
ChoicePoint, Inc. (a)	12,600	425,250
Cintas Corp.	21,300	715,041
Concord EFS, Inc. (a)	85,200	945,720
Convergys Corp. (a)	7,300	89,790
Corinthian Colleges, Inc. (a)	14,200	532,216
eFunds Corp. (a)	34,800	214,716
Equifax, Inc.	25,000	479,500
Exult, Inc. (a)	63,380	430,984
First Data Corp.	96,100	3,329,865
Global Payments, Inc.	5,200	145,288
H&R Block, Inc.	4,700	190,679
Hewitt Associates, Inc.	100	2,749
InterCept, Inc. (a)	85,100	585,488
Iron Mountain, Inc. (a)	5,800	204,160
Labor Ready, Inc. (a)	5,500	29,700
Manpower, Inc.	14,900	452,513
National Processing, Inc. (a)	28,900	411,825
Paychex, Inc.	103,687	2,718,673
Robert Half International, Inc. (a)	25,100	336,089
Sabre Holdings Corp. Class A (a)	33,800	559,728
The BISYS Group, Inc. (a)	22,100	345,644
Total System Services, Inc.	38,200	601,650
Viad Corp.	10,800	225,720
TOTAL COMMERCIAL SERVICES & SUPPLIES		17,487,841
DIVERSIFIED FINANCIALS - 3.1%
Investment Technology Group, Inc. (a)	19,300	242,987
Investors Financial Services Corp.	7,100	177,500
State Street Corp.	12,000	442,200
TOTAL DIVERSIFIED FINANCIALS		862,687
HEALTH CARE PROVIDERS & SERVICES - 6.5%
AMN Healthcare Services, Inc. (a)	8,300	94,371
DaVita, Inc. (a)	18,500	383,875
IMS Health, Inc.	34,078	511,170
Quest Diagnostics, Inc. (a)	13,600	717,536
U.S. Oncology, Inc. (a)	13,400	104,654
TOTAL HEALTH CARE PROVIDERS & SERVICES		1,811,606
IT CONSULTING & SERVICES - 14.3%
Accenture Ltd. Class A (a)	59,600	914,264
Acxiom Corp. (a)	13,600	207,536
Affiliated Computer Services, Inc. Class A (a)	14,400	645,552
Anteon International Corp.	5,700	130,986

	Shares	Value (Note 1)
BearingPoint, Inc. (a)	23,000	$ 150,880
CACI International, Inc. Class A (a)	2,200	74,514
Cognizant Technology Solutions Corp. Class A (a)	2,818	197,824
Computer Sciences Corp. (a)	30,100	940,926
Electronic Data Systems Corp.	31,500	490,455
ManTech International Corp. Class A	6,800	105,876
MPS Group, Inc. (a)	13,400	65,794
Perot Systems Corp. Class A (a)	6,600	66,066
TOTAL IT CONSULTING & SERVICES		3,990,673
MEDIA - 8.3%
Interpublic Group of Companies, Inc.	35,103	338,744
Lamar Advertising Co. Class A (a)	11,500	360,755
Omnicom Group, Inc.	29,739	1,575,572
Univision Communications, Inc. Class A (a)	900	22,293
TOTAL MEDIA		2,297,364
SOFTWARE - 4.4%
Barra, Inc. (a)	2,500	69,375
Fair, Isaac & Co., Inc.	2,100	102,564
Intuit, Inc. (a)	6,900	327,888
Jack Henry & Associates, Inc.	23,900	274,850
PeopleSoft, Inc. (a)	8,900	152,190
Reynolds & Reynolds Co. Class A	12,600	308,070
TOTAL SOFTWARE		1,234,937
TOTAL COMMON STOCKS (Cost $31,289,469)		27,685,108
Money Market Funds - 8.3%

Fidelity Cash Central Fund, 1.41% (b)	242,917	242,917
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	2,076,100	2,076,100
TOTAL MONEY MARKET FUNDS (Cost $2,319,017)		2,319,017
TOTAL INVESTMENT PORTFOLIO - 107.6% (Cost $33,608,486)		30,004,125
NET OTHER ASSETS - (7.6)%		(2,116,601)
NET ASSETS - 100%		$ 27,887,524
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $51,384,975 and $66,802,897, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,191 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $3,296,000 of which $205,000 and $3,091,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $505,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Technology Sector

See accompanying notes which are an integral part of the financial statements.

Business Services and Outsourcing Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $2,013,029) (cost $33,608,486) - See accompanying schedule		$ 30,004,125
Receivable for investments sold		20,561
Receivable for fund shares sold		30,294
Dividends receivable		5,949
Interest receivable		494
Other receivables		840
Total assets		30,062,263

Liabilities
Payable to custodian bank	$ 11,336
Payable for fund shares redeemed	33,427
Accrued management fee	13,670
Other payables and accrued expenses	40,206
Collateral on securities loaned, at value	2,076,100
Total liabilities		2,174,739

Net Assets		$ 27,887,524
Net Assets consist of:
Paid in capital		$ 35,865,514
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,373,629)
Net unrealized appreciation (depreciation) on investments		(3,604,361)
Net Assets, for 2,735,356 shares outstanding		$ 27,887,524
Net Asset Value and redemption price per share ($27,887,524 ÷ 2,735,356 shares)		$ 10.20
Maximum offering price per share (100/97.00 of $10.20)		$ 10.52

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 203,859
Interest		35,349
Security lending		9,982
Total income		249,190

Expenses
Management fee	$ 240,735
Transfer agent fees	298,675
Accounting and security lending fees	61,038
Non-interested trustees' compensation	158
Custodian fees and expenses	9,820
Registration fees	16,302
Audit	40,299
Legal	252
Miscellaneous	611
Total expenses before reductions	667,890
Expense reductions	(17,476)	650,414
Net investment income (loss)		(401,224)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,497,655)
Foreign currency transactions	21
Total net realized gain (loss)		(3,497,634)
Change in net unrealized appreciation (depreciation) on investment securities		(13,228,095)
Net gain (loss)		(16,725,729)
Net increase (decrease) in net assets resulting from operations		$ (17,126,953)
Other Information
Sales charges paid to FDC		$ 71,440
Deferred sales charges withheld by FDC		$ 490
Exchange fees withheld by FSC		$ 4,943

See accompanying notes which are an integral part of the financial statements.

Annual Report

Business Services and Outsourcing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (401,224)	$ (373,293)
Net realized gain (loss)	(3,497,634)	(551,579)
Change in net unrealized appreciation (depreciation)	(13,228,095)	248,991
Net increase (decrease) in net assets resulting from operations	(17,126,953)	(675,881)
Distributions to shareholders from net realized gain	-	(684,912)
Share transactions Net proceeds from sales of shares	23,784,015	77,070,522
Reinvestment of distributions	-	661,779
Cost of shares redeemed	(42,142,348)	(68,344,314)
Net increase (decrease) in net assets resulting from share transactions	(18,358,333)	9,387,987
Redemption fees	46,665	133,314
Total increase (decrease) in net assets	(35,438,621)	8,160,508

Net Assets
Beginning of period	63,326,145	55,165,637
End of period	$ 27,887,524	$ 63,326,145
Other Information Shares
Sold	1,746,855	5,225,554
Issued in reinvestment of distributions	-	49,608
Redeemed	(3,175,220)	(4,875,413)
Net increase (decrease)	(1,428,365)	399,749

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 G	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 15.21	$ 14.66	$ 14.00	$ 13.57	$ 10.89
Income from Investment Operations
Net investment income (loss) C	(.12)	(.11)	(.09)	(.05) D	(.11)
Net realized and unrealized gain (loss)	(4.90)	.81 E	2.00	1.69	2.92
Total from investment operations	(5.02)	.70	1.91	1.64	2.81
Distributions from net realized gain	-	(.19)	(1.28)	(1.23)	(.16)
Redemption fees added to paid in capital C	.01	.04	.03	.02	.03
Net asset value, end of period	$ 10.20	$ 15.21	$ 14.66	$ 14.00	$ 13.57
Total Return A, B	(32.94)%	5.23%	15.21%	12.15%	26.23%
Ratios to Average Net Assets F
Expenses before expense reductions	1.61%	1.42%	1.54%	1.50%	1.66%
Expenses net of voluntary waivers, if any	1.61%	1.42%	1.54%	1.50%	1.66%
Expenses net of all reductions	1.57%	1.39%	1.51%	1.48%	1.64%
Net investment income (loss)	(.97)%	(.74)%	(.67)%	(.37)%	(.91)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,888	$ 63,326	$ 55,166	$ 52,278	$ 64,123
Portfolio turnover rate	129%	159%	123%	54%	115%
A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.05 per share. E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Computers	-31.68%	-11.21%	233.20%
Select Computers (load adj.)	-33.73%	-13.87%	223.21%
S&P 500	-22.68%	-14.08%	129.29%
GS Technology	-30.56%	-26.90%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Computers	-31.68%	-2.35%	12.79%
Select Computers (load adj.)	-33.73%	-2.94%	12.45%
S&P 500	-22.68%	-2.99%	8.65%
GS Technology	-30.56%	-6.07%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Microsoft Corp.	10.2
Dell Computer Corp.	7.4
Intel Corp.	6.1
International Business Machines Corp.	5.5
Analog Devices, Inc.	4.5
Texas Instruments, Inc.	4.1
Hewlett-Packard Co.	4.1
Cisco Systems, Inc.	3.3
Apple Computer, Inc.	3.2
Sun Microsystems, Inc.	2.9
51.3
Top Industries as of February 28, 2003
% of fund's net assets
Semiconductor Equipment & Products	33.8%
Computers & Peripherals	27.8%
Software	17.8%
Communications Equipment	6.0%
Electronic Equipment & Instruments	3.7%
All Others*	10.9%

* Includes short-term investments and net other assets.

Annual Report

Computers Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders:
Sonu Kalra became Portfolio Manager of Fidelity Select Computers Portfolio on December 2, 2002.

Q. How did the fund perform, Sonu?

A. For the year ending February 28, 2003, the fund was down 31.68%, while the Goldman Sachs Technology Index - an index of 225 stocks designed to measure the performance of companies in the technology sector - fell 30.56% and the Standard & Poor's 500 Index lost 22.68%.

Q. What drove computer-related stocks during the past year?

A. Stocks in the computer industry continued to struggle amid an environment of weak corporate information technology (IT) spending. Sluggish economic growth, tight profits, overcapacity and growing geopolitical uncertainty induced firms to conserve cash by significantly reducing their capital expenditures. One of the first areas where IT managers looked to pull back - particularly as employment came down - was PCs, cuts that further delayed the widely anticipated replacement cycle spurred by an aging installed base, the growth of broadband networking services and the rollout of new operating systems. Declining PC orders - coupled with tepid server and storage demand - resonated throughout the technology food chain, dampening the prospects for most suppliers of computer hardware, software, semiconductors and related components. Moreover, the competitive environment became extremely tough for several players in these spaces, which also pressured stock prices.

Q. What factors weighed on fund performance?

A. Tech stocks once again lagged the broader market, which would explain the fund's poor results relative to the S&P 500. Versus the Goldman Sachs index, the fund suffered mainly due to its high leverage to a PC replacement cycle, which we felt was in the offing. Specifically, the fund's overexposure to semiconductors - easily one of the weakest areas of technology during the period - was to blame for most of its performance shortfall. Chip stocks headed south - after rallying early in 2002 in anticipation of an IT spending recovery - as a pickup in end-demand from hardware vendors never materialized and valuations contracted. While we benefited from some good picks and underweighting Intel, a big component of the index, it wasn't nearly enough to overcome steep losses in such names as memory chipmaker Micron Technology and communications semiconductor plays Integrated Device Technology and Intersil. In addition, we overweighted some electronic equipment manufacturers, such as Agilent, which suffered along with their customers in the chip industry. Not owning strong-performing Internet stocks from outside of our space, such as eBay, also hurt, as did underweighting networking giant Cisco Systems.

Q. What helped narrow the performance gap with the index?

A. We benefited from focusing on companies that were taking market share and that I thought could do well regardless of the economic environment. These companies all were leaders in their respective spaces that had taken the necessary steps to improve their financial operations, and they reaped the benefits during the downturn. A good example would be Dell, which enjoyed share gains in the PC space, lower component prices and expansion into new markets. Printer manufacturer Lexmark also did well for us, riding strong sales in its laser and inkjet supplies business. Another positive performer was NetScreen, which benefited from heightened interest in its network security solutions. One stock that helped on a relative basis but hurt absolute returns was Microsoft, the fund's largest holding, which held up better than the average tech stock during the year. We liked the software giant's recent adoption of a subscription-based revenue model for its software, which decoupled its revenue stream from the more cyclical PC market. Finally, we did well by avoiding some of the worst blowups, most notably IT services provider Electronic Data Systems. Some stocks I've mentioned in this report were not held at period end.

Q. What changes have you made since taking over the fund?

A. When I took over, the fund was positioned very defensively with a heavy emphasis on more stable companies with little visible downside. Since then, I've assumed a more aggressive posture and used price declines to increase our exposure to some of the more economically sensitive stocks in the semiconductor and computer hardware areas. I feel that as we get closer to a recovery in tech spending, investors likely will rotate out of defensive holdings and into cyclical names that are poised to benefit from an uptick in demand.

Q. What's your outlook?

A. While IT spending fell in 2002, it is projected to be flat for 2003, so I am cautiously optimistic going forward. It will still be important to pick our spots until the supply/demand picture improves further. I will continue to stay in close touch with chief technology officers and chief information officers at the various companies I follow, as well as with third-party information sources - such as suppliers, competitors, salespeople and so on. That's the best way to stay ahead of the curve on changes in demand.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 007

Trading symbol: FDCPX

Size: as of February 28, 2003, more than
$572 million

Manager: Sonu Kalra, since December 2002; manager, Fidelity Select Technology Portfolio and Fidelity Advisor Technology Fund, since 2002; analyst, various industries, since 1998; joined Fidelity in 1998

3

Annual Report

Computers Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Aeroflex, Inc. (a)	604,000	$ 3,678,360
COMMUNICATIONS EQUIPMENT - 6.0%
Advanced Fibre Communication, Inc. (a)	34,600	551,870
Brocade Communications Systems, Inc. (a)	143,000	576,290
CIENA Corp. (a)	98,200	532,244
Cisco Systems, Inc. (a)	1,335,200	18,666,096
Corning, Inc. (a)	246,400	1,212,288
Enterasys Networks, Inc. (a)	532,300	1,117,830
Extreme Networks, Inc. (a)	175,900	826,730
ITF Optical Technologies, Inc. Series A (c)	31,365	39,206
Lucent Technologies, Inc. (a)	704,700	1,155,708
Motorola, Inc.	684,100	5,760,122
Nortel Networks Corp. (a)	1,686,800	3,643,486
Tellium, Inc. (a)	212,000	116,600
TOTAL COMMUNICATIONS EQUIPMENT		34,198,470
COMPUTERS & PERIPHERALS - 27.8%
Apple Computer, Inc. (a)	1,203,100	18,058,531
Dell Computer Corp. (a)	1,568,900	42,297,544
Hewlett-Packard Co.	1,486,000	23,553,100
Imation Corp. (a)	89,900	3,236,400
International Business Machines Corp.	401,400	31,289,130
Lexmark International, Inc. Class A (a)	214,200	13,368,222
Maxtor Corp. (a)	201,400	1,208,400
Seagate Technology	68,000	630,360
Storage Technology Corp. (a)	303,800	7,026,894
Sun Microsystems, Inc. (a)	4,739,100	16,302,504
Synaptics, Inc.	264,900	1,907,280
TOTAL COMPUTERS & PERIPHERALS		158,878,365
DISTRIBUTORS - 0.1%
Medion AG	16,800	529,368
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (c)	11,600	2,900
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.7%
Agilent Technologies, Inc. (a)	594,900	7,852,680
Arrow Electronics, Inc. (a)	236,000	3,393,680
Celestica, Inc. (sub. vtg.) (a)	58,300	703,120
Ingram Micro, Inc. Class A (a)	57,400	594,664
Photon Dynamics, Inc. (a)	64,200	1,148,538
Sanmina-SCI Corp. (a)	652,100	2,804,030
Tech Data Corp. (a)	150,900	3,413,358
Vishay Intertechnology, Inc. (a)	135,300	1,366,530
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		21,276,600
INTERNET SOFTWARE & SERVICES - 0.1%
Interwoven, Inc. (a)	398,400	836,640

	Shares	Value (Note 1)
IT CONSULTING & SERVICES - 0.1%
ManTech International Corp. Class A	22,000	$ 342,540
MEDIA - 0.9%
AOL Time Warner, Inc. (a)	199,700	2,260,604
Liberty Media Corp. Class A (a)	162,900	1,497,051
Viacom, Inc. Class B (non-vtg.) (a)	44,900	1,667,137
TOTAL MEDIA		5,424,792
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 33.8%
Agere Systems, Inc.:
Class A (a)	1,638,211	2,637,520
Class B (a)	280,589	429,301
Altera Corp. (a)	575,600	7,212,268
Analog Devices, Inc. (a)	878,970	25,630,765
Applied Materials, Inc. (a)	185,600	2,409,088
ARM Holdings PLC sponsored ADR (a)	175,500	444,015
Broadcom Corp. Class A (a)	710,700	10,290,936
Cypress Semiconductor Corp. (a)	573,900	3,678,699
Fairchild Semiconductor International, Inc. Class A (a)	839,800	10,211,968
Genesis Microchip, Inc. (a)	98,700	1,202,166
Integrated Device Technology, Inc. (a)	726,900	6,324,030
Intel Corp.	2,033,500	35,077,875
KLA-Tencor Corp. (a)	219,400	7,843,550
LAM Research Corp. (a)	76,300	1,017,079
Linear Technology Corp.	202,400	6,207,608
Marvell Technology Group Ltd. (a)	9,300	191,580
Maxim Integrated Products, Inc.	166,000	5,733,640
Micrel, Inc. (a)	163,600	1,609,824
Micron Technology, Inc. (a)	1,675,900	13,390,441
National Semiconductor Corp. (a)	218,200	3,737,766
NVIDIA Corp. (a)	338,600	4,273,132
PMC-Sierra, Inc. (a)	250,000	1,415,000
Samsung Electronics Co. Ltd.	14,400	3,371,845
Skyworks Solutions, Inc. (a)	147,800	1,031,644
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	508,800	3,607,392
Teradyne, Inc. (a)	100,000	1,159,000
Texas Instruments, Inc.	1,412,600	23,661,050
United Microelectronics Corp. sponsored ADR (a)	435,100	1,405,373
Xilinx, Inc. (a)	364,900	8,356,210
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		193,560,765
SOFTWARE - 17.7%
Activision, Inc. (a)	39,000	581,100
Autodesk, Inc.	3,000	43,470
BEA Systems, Inc. (a)	1,402,300	13,630,356
Borland Software Corp. (a)	325,000	3,279,250
Check Point Software Technologies Ltd. (a)	69,500	1,033,465
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
Legato Systems, Inc. (a)	926,600	$ 5,494,738
Microsoft Corp.	2,457,800	58,249,859
Network Associates, Inc. (a)	235,000	3,478,000
Quest Software, Inc. (a)	246,900	2,439,372
Red Hat, Inc. (a)	104,467	615,311
Reynolds & Reynolds Co. Class A	23,600	577,020
Siebel Systems, Inc. (a)	473,478	4,086,115
VERITAS Software Corp. (a)	459,500	7,825,285
TOTAL SOFTWARE		101,333,341
SPECIALTY RETAIL - 1.1%
CDW Computer Centers, Inc. (a)	139,900	6,108,034
TOTAL COMMON STOCKS (Cost $581,572,506)		526,170,175
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (c)	233,000	116,500
SOFTWARE - 0.1%
Monterey Design Systems Series E (c)	298,000	149,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,865,608)		265,500
Money Market Funds - 11.4%

Fidelity Cash Central Fund, 1.41% (b)	49,852,190	49,852,190
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	15,652,500	15,652,500
TOTAL MONEY MARKET FUNDS (Cost $65,504,690)		65,504,690
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $650,942,804)		591,940,365
NET OTHER ASSETS - (3.4)%		(19,452,292)
NET ASSETS - 100%		$ 572,488,073
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series A	10/11/00	$ 1,575,000
Monterey Design Systems Series E	11/1/00	$ 1,564,500
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,301,108
TeraBeam Networks	4/7/00	$ 43,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $680,724,339 and $780,422,119, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $222,996 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $307,606 or 0.1% of net assets.

Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $1,010,050,000 of which $758,270,000 and $251,780,000 will expire on February 28, 2010 and February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $67,264,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Technology Sector

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $14,987,319) (cost $650,942,804) - See accompanying schedule		$ 591,940,365
Receivable for investments sold		1,641,537
Receivable for fund shares sold		1,131,918
Dividends receivable		291,312
Interest receivable		39,397
Redemption fees receivable		938
Other receivables		7,798
Total assets		595,053,265

Liabilities
Payable to custodian bank	$ 4,282
Payable for investments purchased	5,760,539
Payable for fund shares redeemed	747,999
Accrued management fee	269,881
Other payables and accrued expenses	129,991
Collateral on securities loaned, at value	15,652,500
Total liabilities		22,565,192

Net Assets		$ 572,488,073
Net Assets consist of:
Paid in capital		$ 1,724,851,735
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,093,361,277)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(59,002,385)
Net Assets, for 25,603,371 shares outstanding		$ 572,488,073
Net Asset Value and redemption price per share ($572,488,073 ÷ 25,603,371 shares)		$ 22.36
Maximum offering price per share (100/97.00 of $22.36)		$ 23.05

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 1,210,227
Interest		1,093,388
Security lending		131,711
Total income		2,435,326

Expenses
Management fee	$ 4,092,915
Transfer agent fees	5,202,555
Accounting and security lending fees	411,694
Non-interested trustees' compensation	2,662
Custodian fees and expenses	22,792
Registration fees	31,244
Audit	43,315
Legal	6,937
Miscellaneous	26,351
Total expenses before reductions	9,840,465
Expense reductions	(625,768)	9,214,697
Net investment income (loss)		(6,779,371)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(227,130,191)
Foreign currency transactions	3,227
Total net realized gain (loss)		(227,126,964)
Change in net unrealized appreciation (depreciation) on: Investment securities	(55,546,479)
Assets and liabilities in foreign currencies	54
Total change in net unrealized appreciation (depreciation)		(55,546,425)
Net gain (loss)		(282,673,389)
Net increase (decrease) in net assets resulting from operations		$ (289,452,760)
Other Information
Sales charges paid to FDC		$ 268,034
Deferred sales charges withheld by FDC		$ 2,841
Exchange fees withheld by FSC		$ 34,492

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,779,371)	$ (9,688,473)
Net realized gain (loss)	(227,126,964)	(493,555,186)
Change in net unrealized appreciation (depreciation)	(55,546,425)	219,037,795
Net increase (decrease) in net assets resulting from operations	(289,452,760)	(284,205,864)
Share transactions Net proceeds from sales of shares	96,965,989	184,908,294
Cost of shares redeemed	(201,392,121)	(406,828,808)
Net increase (decrease) in net assets resulting from share transactions	(104,426,132)	(221,920,514)
Redemption fees	131,659	281,349
Total increase (decrease) in net assets	(393,747,233)	(505,845,029)

Net Assets
Beginning of period	966,235,306	1,472,080,335
End of period	$ 572,488,073	$ 966,235,306
Other Information Shares
Sold	3,812,824	4,682,079
Redeemed	(7,735,021)	(10,789,516)
Net increase (decrease)	(3,922,197)	(6,107,437)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 32.73	$ 41.31	$ 127.95	$ 68.37	$ 41.08
Income from Investment Operations
Net investment income (loss) C	(.25)	(.30)	(.51)	(.41)	(.29)
Net realized and unrealized gain (loss)	(10.12)	(8.29)	(64.38)	74.86	27.39
Total from investment operations	(10.37)	(8.59)	(64.89)	74.45	27.10
Distributions from net realized gain	-	-	(11.85)	(14.92)	-
Distributions in excess of net realized gain	-	-	(9.94)	-	-
Total distributions	-	-	(21.79)	(14.92)	-
Redemption fees added to paid in capital C	- F	.01	.04	.05	.19
Net asset value, end of period	$ 22.36	$ 32.73	$ 41.31	$ 127.95	$ 68.37
Total Return A, B	(31.68)%	(20.77)%	(55.11)%	119.58%	66.43%
Ratios to Average Net Assets D
Expenses before expense reductions	1.40%	1.19%	.96%	1.07%	1.25%
Expenses net of voluntary waivers, if any	1.40%	1.19%	.96%	1.07%	1.25%
Expenses net of all reductions	1.31%	1.13%	.95%	1.05%	1.23%
Net investment income (loss)	(.96)%	(.77)%	(.52)%	(.47)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 572,488	$ 966,235	$ 1,472,080	$ 3,824,215	$ 1,831,435
Portfolio turnover rate	106%	206%	100%	129%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than .01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-33.04%	-19.50%	88.54%
Select Developing Communications (load adj.)	-35.05%	-21.91%	82.88%
S&P 500	-22.68%	-14.08%	129.29%
GS Technology	-30.56%	-26.90%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-33.04%	-4.25%	6.55%
Select Developing Communications (load adj.)	-35.05%	-4.83%	6.22%
S&P 500	-22.68%	-2.99%	8.65%
GS Technology	-30.56%	-6.07%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Motorola, Inc.	9.0
Liberty Media Corp. Class A	8.5
Vodafone Group PLC sponsored ADR	6.7
Comverse Technology, Inc.	6.5
Yahoo!, Inc.	5.6
EchoStar Communications Corp. Class A	3.7
Enterasys Networks, Inc.	3.6
Alcatel SA sponsored ADR	3.4
SK Telecom Co. Ltd. sponsored ADR	3.0
Amphenol Corp. Class A	2.9
52.9
Top Industries as of February 28, 2003
% of fund's net assets
Communications Equipment	32.7%
Wireless Telecommunication Services	18.5%
Media	18.2%
Diversified Telecommunication Services	11.7%
Internet Software & Services	5.9%
All Others*	13.0%

* Includes short-term investments and net other assets.

Annual Report

Developing Communications Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Developing Communications Portfolio

Q. How did the fund perform, Shep?

A. For the 12 months ending February 28, 2003, the fund returned -33.04%, compared with -22.68% for the Standard & Poor's 500 Index and -30.56% for the Goldman Sachs Technology Index, an index of 225 stocks designed to measure the performance of companies in the technology sector.

Q. Why did the fund trail its indexes during the past year?

A. During the first half of the period, wireless and wireline services stocks declined sharply due to overcapacity, slack demand and the highly leveraged balance sheets of many companies. The telecommunications sector also was hurt by the news that WorldCom had improperly accounted for several billion dollars in expenses, which forced the nation's second-largest long-distance carrier to declare bankruptcy in July. With the persistently weak economy as a backdrop, the fund's related investments in telecom equipment, semiconductors, media and cable fared poorly, too. While the broader market, as represented by the S&P 500, also fell substantially, its decline was cushioned to some extent by the relatively strong performance of sectors such as consumer staples, financials and energy. Relative to the Goldman Sachs index, the fund was hurt by its focus on the communications sector, as stocks in computer-related industries fared less poorly.

Q. Did the environment for developing communications stocks improve as the period progressed?

A. While the sector's fundamental outlook remained relatively static, share prices in the group performed much better in the second half of the period. After declining in September and early October, prices had a sharp two-month rally, as fears of a double-dip recession receded and the stocks of many companies that had been written off as headed for bankruptcy recovered following deeper-than-expected cost cutting. The fund posted a modestly positive return for the second half of the period and fared better than both the S&P 500 and the Goldman Sachs Technology Index - in part because investors' attitudes regarding down-and-out communications stocks reversed from pessimistic to hopeful.

Q. Which holdings helped the fund's returns during the period?

A. Yahoo! led all contributors both by absolute and relative measures. The Internet portal beat estimates for 2002 third- and fourth-quarter earnings, benefiting from improved online advertising sales and an increased focus on converting users to paid subscribers for services such as e-mail and auctions. Wireless services provider Nextel Communications also was a strong contributor to absolute and relative performance, boosted by strong subscriber growth and better-than-expected profitability. Nextel's walkie-talkie feature continued to distinguish its offerings from those of competitors. However, given the stock's strong run and the fact that some of Nextel's competitors plan to introduce walkie-talkie capabilities, I liquidated the fund's Nextel position. Compared with the Goldman Sachs index, Vodafone added to performance due to our large overweighting in the stock. Shares of the world's largest wireless service provider rallied on reports of improving profitability and strong cash flow.

Q. Which stocks detracted from the fund's performance?

A. By absolute and relative yardsticks, Sprint Corp.-PCS was our largest detractor. Despite the launch of its 3G, or third-generation, high-speed network, Sprint continued to be hurt by disappointing earnings, slowing subscriber growth and high levels of debt. Media giant AOL Time Warner detracted from the fund's absolute return due to weak ad revenues at the company's AOL subsidiary and difficulty in integrating AOL with Time Warner following their merger. Atmel and Motorola detracted from absolute and relative performance primarily because of weak semiconductor demand. The fund no longer owned Atmel at the end of the period.

Q. What's your outlook, Shep?

A. I'm cautiously optimistic that 2003 could be a better year for the developing communications industry - probably not a great year, but a lot better than 2002. The management teams of many companies I follow are extremely focused on getting their cost structures in order, paying down debt and generally doing what is necessary to make their companies financially healthy again. Of course, there's only so much cost-cutting and debt reduction you can do. Overcapacity remains a problem that will have to be remedied in a number of markets. For example, we'll likely see some mergers and acquisitions in the wireless services market, and perhaps on the telecom equipment side as well. This consolidation might do a lot to correct the current imbalance of supply and demand in these markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: June 29, 1990

Fund number: 518

Trading symbol: FSDCX

Size: as of February 28, 2003, more than
$319 million

Manager: Shep Perkins, since 2001; manager, Fidelity Select Wireless Portfolio, since 2000; Fidelity Select Utilities Growth Portfolio, since 2002; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

3

Annual Report

Developing Communications Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 32.7%
3Com Corp. (a)	1,041,100	$ 4,362,209
ADC Telecommunications, Inc. (a)	699,700	1,567,328
Advanced Fibre Communication, Inc. (a)	523,700	8,353,015
Alcatel SA sponsored ADR	1,554,200	11,019,278
CommScope, Inc. (a)	130,300	1,021,552
Comverse Technology, Inc. (a)	2,033,100	20,737,620
Corning, Inc. (a)	836,000	4,113,120
Enterasys Networks, Inc. (a)	5,501,030	11,552,163
Harris Corp.	1,300	38,948
Motorola, Inc.	3,404,600	28,666,732
Nokia Corp. sponsored ADR	168,700	2,231,901
Polycom, Inc. (a)	97,300	975,919
QUALCOMM, Inc.	114,100	3,945,578
UTStarcom, Inc. (a)	326,000	5,926,680
TOTAL COMMUNICATIONS EQUIPMENT		104,512,043
COMPUTERS & PERIPHERALS - 0.3%
Synaptics, Inc.	114,400	823,680
CONSTRUCTION & ENGINEERING - 0.3%
Dycom Industries, Inc. (a)	102,300	1,068,012
DIVERSIFIED TELECOMMUNICATION SERVICES - 11.7%
ALLTEL Corp.	156,400	6,790,888
AT&T Corp.	82	1,520
CenturyTel, Inc.	82,300	2,255,020
Citizens Communications Co. (a)	740,700	7,266,267
Commonwealth Telephone Enterprises, Inc. (a)	47,450	1,791,712
IDT Corp. (a)	478,700	7,443,785
IDT Corp. Class B (a)	440,700	6,703,047
KT Corp. sponsored ADR	131,600	2,434,600
Qwest Communications International, Inc. (a)	717,300	2,567,934
Time Warner Telecom, Inc. Class A (a)	11,500	37,605
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		37,292,378
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%
Amphenol Corp. Class A (a)	229,000	9,340,910
Celestica, Inc. (sub. vtg.) (a)	107,000	1,290,460
Flextronics International Ltd. (a)	153,300	1,330,644
Ingram Micro, Inc. Class A (a)	145,400	1,506,344
Sanmina-SCI Corp. (a)	164,200	706,060
Vishay Intertechnology, Inc. (a)	65,600	662,560
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		14,836,978

	Shares	Value (Note 1)
HOUSEHOLD DURABLES - 0.1%
Garmin Ltd. (a)	5,000	$ 166,800
INTERNET SOFTWARE & SERVICES - 5.9%
Openwave Systems, Inc. (a)	631,500	903,045
Yahoo!, Inc. (a)	862,800	17,989,380
TOTAL INTERNET SOFTWARE & SERVICES		18,892,425
MEDIA - 18.2%
AOL Time Warner, Inc. (a)	625,600	7,081,792
Cox Communications, Inc. Class A (a)	242,300	7,184,195
EchoStar Communications Corp. Class A (a)	446,400	11,753,712
Liberty Media Corp. Class A (a)	2,970,240	27,296,506
Viacom, Inc. Class B (non-vtg.) (a)	133,300	4,949,429
TOTAL MEDIA		58,265,634
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.3%
Agere Systems, Inc. Class B (a)	5,001,600	7,652,448
Conexant Systems, Inc. (a)	98,900	139,449
Cypress Semiconductor Corp. (a)	85,700	549,337
PMC-Sierra, Inc. (a)	24,700	139,802
Skyworks Solutions, Inc. (a)	153,700	1,072,826
Texas Instruments, Inc.	247,300	4,142,275
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		13,696,137
SOFTWARE - 0.3%
Verint Systems, Inc.	50,900	872,935
WIRELESS TELECOMMUNICATION SERVICES - 18.5%
American Tower Corp. Class A (a)	1,860,010	8,723,447
AT&T Wireless Services, Inc. (a)	632,329	3,737,064
Crown Castle International Corp. (a)	467,600	1,814,288
KDDI Corp.	2,948	9,258,903
SK Telecom Co. Ltd. sponsored ADR	628,500	9,672,615
Sprint Corp. - PCS Group Series 1 (a)	347,600	1,376,496
Telefonica Moviles SA ADR (a)	492,300	3,126,105
Vodafone Group PLC sponsored ADR	1,182,600	21,405,060
TOTAL WIRELESS TELECOMMUNICATION SERVICES		59,113,978
TOTAL COMMON STOCKS (Cost $346,371,106)		309,541,000
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (c) (Cost $1,293,756)	131,000	65,500
Money Market Funds - 11.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	18,718,174	$ 18,718,174
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	18,391,600	18,391,600
TOTAL MONEY MARKET FUNDS (Cost $37,109,774)		37,109,774
TOTAL INVESTMENT PORTFOLIO - 108.5% (Cost $384,774,636)	346,716,274
NET OTHER ASSETS - (8.5)%	(27,195,645)
NET ASSETS - 100%	$ 319,520,629
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	12/26/00	$ 1,293,756
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $420,615,968 and $509,959,297, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $244,573 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $65,500 or 0% of net assets.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.6%
United Kingdom	6.7
Korea (South)	3.8
France	3.4
Japan	2.9
Spain	1.0
Others (individually less than 1%)	1.6
100.0%
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $1,515,941,000 of which $1,160,493,000 and $355,448,000 will expire on February 28, 2010 and February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $20,625,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Technology Sector

See accompanying notes which are an integral part of the financial statements.

Developing Communications Portfolio
Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $18,128,303) (cost $384,774,636) - See accompanying schedule		$ 346,716,274
Receivable for investments sold		2,392,564
Receivable for fund shares sold		179,062
Dividends receivable		94,624
Interest receivable		17,305
Redemption fees receivable		29
Other receivables		7,374
Total assets		349,407,232

Liabilities
Payable for investments purchased	$ 9,450,640
Payable for fund shares redeemed	1,740,940
Accrued management fee	153,677
Other payables and accrued expenses	149,746
Collateral on securities loaned, at value	18,391,600
Total liabilities		29,886,603

Net Assets		$ 319,520,629
Net Assets consist of:
Paid in capital		$ 1,896,602,554
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,539,023,563)
Net unrealized appreciation (depreciation) on investments		(38,058,362)
Net Assets, for 31,855,033 shares outstanding		$ 319,520,629
Net Asset Value and redemption price per share ($319,520,629 ÷ 31,855,033 shares)		$ 10.03
Maximum offering price per share (100/97.00 of $10.03)		$ 10.34

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 2,101,805
Interest		348,935
Security lending		109,583
Total income		2,560,323

Expenses
Management fee	$ 2,287,551
Transfer agent fees	4,240,017
Accounting and security lending fees	259,000
Non-interested trustees' compensation	1,493
Custodian fees and expenses	15,579
Registration fees	38,447
Audit	42,081
Legal	3,851
Miscellaneous	14,825
Total expenses before reductions	6,902,844
Expense reductions	(685,267)	6,217,577
Net investment income (loss)		(3,657,254)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(325,837,676)
Foreign currency transactions	(3,118)
Total net realized gain (loss)		(325,840,794)
Change in net unrealized appreciation (depreciation) on investment securities		144,032,174
Net gain (loss)		(181,808,620)
Net increase (decrease) in net assets resulting from operations		$ (185,465,874)
Other Information
Sales charges paid to FDC		$ 176,607
Deferred sales charges withheld by FDC		$ 3,085
Exchange fees withheld by FSC		$ 33,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Developing Communications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,657,254)	$ (5,188,661)
Net realized gain (loss)	(325,840,794)	(512,850,328)
Change in net unrealized appreciation (depreciation)	144,032,174	106,774,278
Net increase (decrease) in net assets resulting from operations	(185,465,874)	(411,264,711)
Share transactions Net proceeds from sales of shares	51,261,295	113,288,697
Cost of shares redeemed	(139,059,680)	(396,477,426)
Net increase (decrease) in net assets resulting from share transactions	(87,798,385)	(283,188,729)
Redemption fees	81,487	166,448
Total increase (decrease) in net assets	(273,182,772)	(694,286,992)

Net Assets
Beginning of period	592,703,401	1,286,990,393
End of period	$ 319,520,629	$ 592,703,401
Other Information Shares
Sold	4,554,507	5,249,764
Redeemed	(12,255,987)	(19,459,563)
Net increase (decrease)	(7,701,480)	(14,209,799)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 14.98	$ 23.94	$ 81.81	$ 32.72	$ 20.14
Income from Investment Operations
Net investment income (loss)C	(.10)	(.11)	(.31)	(.22)	(.16)
Net realized and unrealized gain (loss)	(4.85)	(8.85)	(42.16)	52.31	12.72
Total from investment operations	(4.95)	(8.96)	(42.47)	52.09	12.56
Distributions from net realized gain	-	-	(4.18)	(3.07)	(.07)
Distributions in excess of net realized gain	-	-	(11.27)	-	-
Total distributions	-	-	(15.45)	(3.07)	(.07)
Redemption fees added to paid in capitalC	- F	-F	.05	.07	.09
Net asset value, end of period	$ 10.03	$ 14.98	$ 23.94	$ 81.81	$ 32.72
Total ReturnA,B	(33.04)%	(37.43)%	(55.71)%	166.12%	63.01%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.76%	1.31%	1.00%	1.11%	1.38%
Expenses net of voluntary waivers, if any	1.76%	1.31%	1.00%	1.11%	1.38%
Expenses net of all reductions	1.58%	1.22%	.98%	1.11%	1.34%
Net investment income (loss)	(.93)%	(.55)%	(.53)%	(.47)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 319,521	$ 592,703	$ 1,286,990	$ 3,452,727	$ 612,061
Portfolio turnover rate	111%	198%	368%	112%	299%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Electronics	-43.74%	-2.27%	362.53%
Select Electronics (load adj.)	-45.43%	-5.20%	348.66%
S&P 500	-22.68%	-14.08%	129.29%
GS Technology	-30.56%	-26.90%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Electronics	-43.74%	-0.46%	16.55%
Select Electronics (load adj.)	-45.43%	-1.06%	16.20%
S&P 500	-22.68%	-2.99%	8.65%
GS Technology	-30.56%	-6.07%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Analog Devices, Inc.	9.5
Texas Instruments, Inc.	9.1
Linear Technology Corp.	5.4
Motorola, Inc.	4.6
Xilinx, Inc.	4.5
Micron Technology, Inc.	4.3
Intel Corp.	3.8
Synopsys, Inc.	3.4
National Semiconductor Corp.	3.3
Samsung Electronics Co. Ltd.	2.9
50.8
Top Industries as of February 28, 2003
% of fund's net assets
Semiconductor Equipment & Products	71.1%
Electronic Equipment & Instruments	11.9%
Communications Equipment	6.5%
Software	4.3%
Commercial Services & Supplies	2.0%
All Others*	4.2%

* Includes short-term investments and net other assets.

Annual Report

Electronics Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Sam Peters, Portfolio Manager of Fidelity Select Electronics Portfolio

Q. How did the fund perform, Sam?

A. During the 12 months ending February 28, 2003, the fund was down 43.74%. In comparison, the Goldman Sachs Technology Index - an index of 225 stocks designed to gauge the performance of companies in the technology sector - fell 30.56%, while the Standard & Poor's 500 Index fell 22.68%.

Q. Why did the fund underperform the Goldman Sachs index?

A. The fund invests primarily in semiconductor and semiconductor capital equipment stocks - two groups that make up only about one-fifth of the Goldman Sachs Technology Index. Unfortunately, semiconductor-related stocks were among the worst-performing industries in the technology sector during the past 12 months, and these disappointing results caused the fund's relative weakness.

Q. Why did semiconductor-related stocks perform poorly?

A. There were a few reasons. First, semiconductor stocks dramatically outperformed the rest of the market a few years ago, and I believe it was natural for valuations to revert toward more reasonable levels. Second, the performance of these stocks is highly leveraged to business conditions in several end-markets, such as personal computers, wireless and wireline communications, industrial appliances and automotive manufacturing. When it became clear the economy was not recovering as quickly as many had anticipated, both end-market demand and the pricing of semiconductors and other electronic components remained depressed. Finally, the economic slowdown of the past few years resulted in excess capacity and inventory - both of which need to be reduced before semiconductor companies can begin a new growth cycle.

Q. What key investment strategies did you pursue?

A. I kept a lower exposure to semiconductor capital equipment stocks because I expected semiconductor makers to continue to spend at depressed levels on new equipment due to their excess capacity. In my view, this scenario would likely result in little or no profit growth for these equipment makers. When semiconductor bellwether Intel said in January that it was cutting its 2003 capital spending budget, stocks of equipment makers fell rapidly. One area that I did emphasize was analog semiconductor manufacturers, where stocks such as Texas Instruments, Linear Technology and Analog Devices were more defensive investments, meaning their businesses were more stable and less reliant on any one end-market to bring in revenue. Analog companies rely on a broader client base than producers of digital semiconductors, which often rely on one end-market to grow their businesses. Analog Devices, for example, sells analog chips to manufacturers of many products, such as cellular phones, industrial equipment and consumer electronics - a diverse client base that helps smooth out the company's revenue stream. Intel, on the other hand, brings in the bulk of its revenue from sales to personal computer makers. My approach, therefore, was based on my belief that analog companies would be more apt to maintain some pricing stability amid an extended period of economic weakness. As it turned out, all the areas of electronics performed poorly, but analog stocks by and large did hold up better than digital semiconductor and equipment stocks as I had anticipated.

Q. What holdings did well? What were the disappointments?

A. Analog chip maker Elantec Semiconductor rose nearly 50% after the announcement of its acquisition by Intersil. QUALCOMM performed well on solid earnings in the company's fiscal first quarter and continued strong market acceptance for its wireless communications chips. Synopsys, a maker of software used in designing semiconductor chips, was a solid contributor as its fiscal first quarter profit doubled amid stable research and development spending. On the down side, slow growth in the personal computer industry and cutbacks in corporate technology spending hurt PC-related chip holdings, such as Micron Technology, Intel and NVIDIA. Motorola, another detractor, fell because its management faced a stronger-than-expected challenge in turning around the company amid a poor economic environment.

Q. What's your outlook for electronics stocks, Sam?

A. I believe we could be bouncing along at a bottom. Demand for electronics continues to recover, but it's not yet strong enough to facilitate a rebound in pricing. I'm encouraged, however, by the fact that electronics supply continues to be worked off with capital spending being well below depreciation rates, suggesting that semiconductor companies are lowering manufacturing capacity. Should this trend in lower capacity continue and demand for semiconductors improve along with the economy, the stage could be set for a better pricing environment for electronic components. In addition, valuations are much more reasonable and pockets of cheap stocks are emerging.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 008

Trading symbol: FSELX

Size: as of February 28, 2003, more than
$2.2 billion

Manager: Sam Peters, since 2002; manager, Fidelity Advisor Electronics Fund, since January 2003; Fidelity Select Banking Portfolio, 2000- 2002; analyst, various industries, since 1998; joined Fidelity in 1998

3

Annual Report

Electronics Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.2%
Caliper Technologies Corp. (a)(e)	1,532,500	$ 5,103,225
COMMERCIAL SERVICES & SUPPLIES - 2.0%
First Data Corp.	800,000	27,720,000
Paychex, Inc.	607,000	15,915,540
TOTAL COMMERCIAL SERVICES & SUPPLIES		43,635,540
COMMUNICATIONS EQUIPMENT - 6.5%
Brocade Communications Systems, Inc. (a)	3,100,000	12,493,000
Harris Corp.	400,000	11,984,000
Motorola, Inc.	12,050,000	101,461,000
QUALCOMM, Inc.	500,000	17,290,000
TOTAL COMMUNICATIONS EQUIPMENT		143,228,000
COMPUTERS & PERIPHERALS - 0.6%
Quanta Computer, Inc.	7,778,600	13,430,676
ELECTRONIC EQUIPMENT & INSTRUMENTS - 11.9%
Agilent Technologies, Inc. (a)	4,518,400	59,642,880
Amphenol Corp. Class A (a)	200,000	8,158,000
Arrow Electronics, Inc. (a)	1,100,000	15,818,000
Avnet, Inc. (a)	832,014	8,569,744
AVX Corp.	1,582,500	14,970,450
Flextronics International Ltd. (a)	5,300,000	46,004,000
Jabil Circuit, Inc. (a)	2,550,000	42,355,500
Sanmina-SCI Corp. (a)	3,500,000	15,050,000
Tektronix, Inc. (a)	900,000	14,868,000
Vishay Intertechnology, Inc. (a)	3,571,100	36,068,110
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		261,504,684
HOUSEHOLD DURABLES - 0.8%
Koninklijke Philips Electronics NV (NY Shares)	1,000,000	16,700,000
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 71.1%
Advanced Micro Devices, Inc. (a)	306,000	1,679,940
Agere Systems, Inc.:
Class A (a)	4,550,000	7,325,500
Class B (a)	4,660,900	7,131,177
Altera Corp. (a)	1,850,600	23,188,018
Analog Devices, Inc. (a)	7,187,100	209,575,835
Applied Materials, Inc. (a)	1,768,058	22,949,393
ARM Holdings PLC sponsored ADR (a)	1,769,500	4,476,835
ASML Holding NV (NY Shares) (a)	4,575,000	33,077,250
Atmel Corp. (a)	4,425,000	7,788,000
Axcelis Technologies, Inc. (a)	1,960,600	11,861,630
Broadcom Corp. Class A (a)	3,337,000	48,319,760
Brooks Automation, Inc. (a)	289,432	2,929,052
Conexant Systems, Inc. (a)	5,299,300	7,472,013

	Shares	Value (Note 1)
Cypress Semiconductor Corp. (a)	647,100	$ 4,147,911
DuPont Photomasks, Inc. (a)	419,500	8,759,160
Fairchild Semiconductor International, Inc. Class A (a)	3,391,500	41,240,640
Infineon Technologies AG sponsored ADR (a)	1,400,000	9,058,000
Integrated Circuit Systems, Inc. (a)	205,350	4,899,651
Integrated Device Technology, Inc. (a)	1,180,400	10,269,480
Intel Corp.	4,894,800	84,435,300
International Rectifier Corp. (a)	100,000	2,235,000
Intersil Corp. Class A (a)	590,000	9,233,500
KLA-Tencor Corp. (a)	797,760	28,519,920
LAM Research Corp. (a)	659,981	8,797,547
Lattice Semiconductor Corp. (a)	1,630,000	11,931,600
Linear Technology Corp.	3,890,240	119,313,661
LSI Logic Corp. (a)	2,800,000	12,432,000
Maxim Integrated Products, Inc.	1,786,700	61,712,618
Micrel, Inc. (a)	2,866,900	28,210,296
Micron Technology, Inc. (a)	11,751,800	93,896,882
National Semiconductor Corp. (a)	4,219,900	72,286,887
Novellus Systems, Inc. (a)	25,900	754,985
NVIDIA Corp. (a)	3,285,000	41,456,700
QLogic Corp. (a)	435,400	15,417,514
RF Micro Devices, Inc. (a)	407,600	2,665,704
Samsung Electronics Co. Ltd.	228,150	53,422,663
Samsung Electronics Co. Ltd. GDR	90,000	10,642,500
Semtech Corp. (a)	1,251,000	18,364,680
Silicon Laboratories, Inc. (a)	204,900	5,556,888
Skyworks Solutions, Inc. (a)	2,260,054	15,775,177
STMicroelectronics NV (NY Shares)	400,000	7,444,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	8,500,000	60,265,000
Teradyne, Inc. (a)	1,884,062	21,836,279
Texas Instruments, Inc.	11,950,000	200,162,500
Varian Semiconductor Equipment Associates, Inc. (a)	656,900	16,915,175
Xilinx, Inc. (a)	4,285,400	98,135,660
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		1,567,969,881
SOFTWARE - 4.3%
Cadence Design Systems, Inc. (a)	1,900,000	20,121,000
Synopsys, Inc. (a)	1,800,000	73,404,000
TOTAL SOFTWARE		93,525,000
TOTAL COMMON STOCKS (Cost $3,031,900,070)		2,145,097,006
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Procket Networks, Inc. Series C (d) (Cost $2,469,000)	250,000	125,000
Convertible Bonds - 0.0%
	Principal Amount	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.0%
Micron Technology, Inc. 2.5% 2/1/10 (c) (Cost $412,000)	$ 412,000	$ 390,906
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 1.41% (b)	53,301,197	53,301,197
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	37,146,100	37,146,100
TOTAL MONEY MARKET FUNDS (Cost $90,447,297)		90,447,297
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $3,125,228,367)		2,236,060,209
NET OTHER ASSETS - (1.5)%		(32,024,495)
NET ASSETS - 100%		$ 2,204,035,714
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A comIplete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $390,906 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	11/15/00	$ 2,469,000
(e) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,071,084,563 and $2,316,470,204, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181,839 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $125,000 or 0.0% of net asset.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $24,840,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Caliper Technologies Corp.	$ 790,703	$ -	$ -	$ 5,103,225
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.5%
Taiwan	3.3
Korea (South)	2.9
Netherlands	2.6
Singapore	2.1
Others (individually less than 1%)	0.6
100.0%
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $2,998,039,000 of which $1,483,259,000 and $1,514,780,000 will expire on February 28, 2010 and February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $269,690,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Technology Sector

See accompanying notes which are an integral part of the financial statements.

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $34,306,892) (cost $3,125,228,367) - See accompanying schedule		$ 2,236,060,209
Foreign currency held at value (cost $6,838,052)		6,857,005
Receivable for fund shares sold		2,447,196
Dividends receivable		345,295
Interest receivable		49,082
Redemption fees receivable		1,543
Other receivables		16,511
Total assets		2,245,776,841

Liabilities
Payable for fund shares redeemed	3,110,446
Accrued management fee	1,012,507
Other payables and accrued expenses	472,074
Collateral on securities loaned, at value	37,146,100
Total liabilities		41,741,127

Net Assets		$ 2,204,035,714
Net Assets consist of:
Paid in capital		$ 6,440,706,994
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,347,523,322)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(889,147,958)
Net Assets, for 88,499,401 shares outstanding		$ 2,204,035,714
Net Asset Value and redemption price per share ($2,204,035,714 ÷ 88,499,401 shares)		$ 24.90
Maximum offering price per share (100/97.00 of $24.90)		$ 25.67

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 5,758,003
Interest		2,688,492
Security lending		537,998
Total income		8,984,493

Expenses
Management fee	$ 18,230,249
Transfer agent fees	15,778,940
Accounting and security lending fees	1,210,219
Non-interested trustees' compensation	11,965
Custodian fees and expenses	173,917
Registration fees	56,786
Audit	55,120
Legal	21,357
Interest	1,294
Miscellaneous	94,797
Total expenses before reductions	35,634,644
Expense reductions	(2,319,068)	33,315,576
Net investment income (loss)		(24,331,083)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,480,054,952)
Foreign currency transactions	(3,787)
Total net realized gain (loss)		(1,480,058,739)
Change in net unrealized appreciation (depreciation) on: Investment securities	(417,805,811)
Assets and liabilities in foreign currencies	45,303
Total change in net unrealized appreciation (depreciation)		(417,760,508)
Net gain (loss)		(1,897,819,247)
Net increase (decrease) in net assets resulting from operations		$ (1,922,150,330)
Other Information
Sales charges paid to FDC		$ 2,610,097
Deferred sales charges withheld by FDC		$ 10,531
Exchange fees withheld by FSC		$ 98,520

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (24,331,083)	$ (30,034,617)
Net realized gain (loss)	(1,480,058,739)	(1,287,681,812)
Change in net unrealized appreciation (depreciation)	(417,760,508)	820,744,493
Net increase (decrease) in net assets resulting from operations	(1,922,150,330)	(496,971,936)
Share transactions Net proceeds from sales of shares	838,839,233	1,684,576,358
Cost of shares redeemed	(1,254,435,950)	(1,881,547,556)
Net increase (decrease) in net assets resulting from share transactions	(415,596,717)	(196,971,198)
Redemption fees	1,991,862	3,281,860
Total increase (decrease) in net assets	(2,335,755,185)	(690,661,274)

Net Assets
Beginning of period	4,539,790,899	5,230,452,173
End of period	$ 2,204,035,714	$ 4,539,790,899
Other Information Shares
Sold	24,989,478	33,979,138
Redeemed	(39,057,366)	(39,810,566)
Net increase (decrease)	(14,067,888)	(5,831,428)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 44.26	$ 48.25	$ 121.58	$ 47.34	$ 34.99
Income from Investment Operations
Net investment income (loss) C	(.26)	(.29)	(.30)	(.33)	(.23)
Net realized and unrealized gain (loss)	(19.12)	(3.73)	(54.44)	81.13	12.53
Total from investment operations	(19.38)	(4.02)	(54.74)	80.80	12.30
Distributions from net realized gain	-	-	(15.17)	(6.62)	-
Distributions in excess of net realized gain	-	-	(3.51)	-	-
Total distributions	-	-	(18.68)	(6.62)	-
Redemption fees added to paid in capital C	.02	.03	.09	.06	.05
Net asset value, end of period	$ 24.90	$ 44.26	$ 48.25	$ 121.58	$ 47.34
Total Return A,B	(43.74)%	(8.27)%	(49.66)%	178.06%	35.30%
Ratios to Average Net Assets D
Expenses before expense reductions	1.14%	.99%	.88%	.99%	1.18%
Expenses net of voluntary waivers, if any	1.14%	.99%	.88%	.99%	1.18%
Expenses net of all reductions	1.06%	.97%	.87%	.98%	1.15%
Net investment income (loss)	(.78)%	(.59)%	(.31)%	(.46)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,204,036	$ 4,539,791	$ 5,230,452	$ 9,960,884	$ 2,885,548
Portfolio turnover rate	70%	57%	100%	125%	160%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Networking and Infrastructure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Select Networking and Infrastructure	-36.13%	-84.80%
Select Networking and Infrastructure (load adj.)	-38.05%	-85.26%
S&P 500	-22.68%	-39.82%
GS Technology	-30.56%	-74.15%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, or since the fund started on September 21, 2000. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Select Networking and Infrastructure	-36.13%	-53.82%
Select Networking and Infrastructure (load adj.)	-38.05%	-54.40%
S&P 500	-22.68%	-18.81%
GS Technology	-30.56%	-42.59%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started, and the current 3.00% sales charge was paid. The chart shows what the value of your investment would have been, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Cisco Systems, Inc.	10.9
Microsoft Corp.	7.8
Broadcom Corp. Class A	7.5
Sun Microsystems, Inc.	6.2
Advanced Fibre Communication, Inc.	3.1
EMC Corp.	2.8
3Com Corp.	2.8
VERITAS Software Corp.	2.8
Xilinx, Inc.	2.6
QLogic Corp.	2.6
49.1
Top Industries as of February 28, 2003
% of fund's net assets
Semiconductor Equipment & Products	27.4%
Communications Equipment	22.9%
Software	18.2%
Computers & Peripherals	10.5%
Electronic Equipment & Instruments	3.6%
All Others*	17.4%

* Includes short-term investments and net other assets.

Annual Report

Networking and Infrastructure Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: The following is an interview with Chris Bartel (left), who managed Fidelity Select Networking and Infrastructure Portfolio for most of the period covered by this report, with additional comments from Matthew Cheyney (right), who became manager of the fund on February 3, 2003.

Q. How did the fund perform, Chris?

C.B. For the year ending February 28, 2003, the fund fell 36.13%, while the Goldman Sachs Technology Index - an index of 225 stocks designed to measure the performance of companies in the technology sector - declined 30.56% and the Standard & Poor's 500 Index lost 22.68%.

Q. Why was it such a tough year for communications tech stocks?

C.B. Business fundamentals for suppliers of communications gear and related components continued to decline as the economy weakened and the prospects for a recovery in information technology (IT) spending were pushed further into the future. Orders for new equipment declined sharply as telecom carriers continued to slash capital expenditures due to pricing pressures, overcapacity, rising capital costs, high debt loads and accounting issues stemming from the collapse of WorldCom. Sluggish enterprise spending further pressured the stocks, with companies from all sectors of the economy remaining apprehensive to take on new tech projects amid heightened economic and geopolitical uncertainty.

Q. Why did the fund lag its benchmarks?

C.B. It's important to remind shareholders that given the fund's focus on communications equipment, it had much more exposure to the weakest area of technology than the Goldman Sachs index - a broader measure of the tech sector's performance - and than the stock market as a whole. As a result of its mandate, the fund underweighted some of the sector's best relative performers, such as Dell and IBM, that have less communications exposure. Since there were few themes that provided a safe haven, I continued to emphasize high-quality names that I felt could grow through the downturn. Unfortunately, any company - even those with strong products and technologies - that couldn't defend its niche amid an increasingly competitive landscape did very poorly relative to established leaders, such as Cisco Systems, with big balance sheets and broad customer bases. While several of our holdings rebounded from their low points of early October - despite little improvement in company fundamentals - their valuations were still much lower than they were at the beginning of the period.

Q. What holdings did the most damage?

C.B. Small-cap networking stocks Finisar and Redback lost more than half their value during the year, as did video-conferencing company Polycom. Beaten-down communications semiconductor stocks - including Conexant, Broadcom and Agere - also hurt, as the market ignored cheap valuations and valuable technologies. Wireless handset maker Motorola was another cheap stock, but it, too, underperformed despite a good handset product cycle and solid cost-cutting efforts. Some stocks I've mentioned were not held at period end.

Q. What strategies helped performance?

C.B. Given my cautious outlook for a near-term telecom spending recovery, I positioned the fund as defensively as I could, favoring companies with solid balance sheets, stable revenues, reasonable valuations and limited competition. Semiconductor stocks Xilinx and Marvell Technology fit the bill and performed nicely for the fund. Generally speaking, we benefited from shifting away from wireline communications stocks and more toward names tied to corporate IT spending. Here, I focused on storage networking and network security, which were among the few growth areas of technology in 2002. QLogic and NetScreen were top relative contributors from these areas. My emphasis on safety also helped narrow the performance gap. We had a sizable cash weighting and large stakes in Cisco - the dominant networking equipment maker - and Microsoft - a company that is expanding its role in broadband content delivery. Both holdings held up much better than the average tech stock as they continued to gain market share.

Q. Turning to you, Matt, what's your outlook?

M.C. Overall, I'm pretty pessimistic. Given the absence of any new blockbuster application, I don't see anything out there to stimulate demand for bandwidth or new networking products. Without that catalyst, we have steadily intensifying competition and pricing that's fundamentally broken in several of our end markets - a problem that likely won't be repaired anytime soon. Given that forecast, I'm sticking with the fund's defensive positioning and trying to avoid areas with a lot of down side. At the same time, I'm looking for opportunities in niche areas and in some beaten-down companies that have taken the steps to repair their balance sheets and improve their cost structures.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 21, 2000

Fund number: 912

Trading symbol: FNINX

Size: as of February 28, 2003, more than
$77 million

Manager: Matthew Cheyney, since February 2003; analyst, since 2002; joined Fidelity in 2002

3

Annual Report

Networking and Infrastructure Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 84.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 22.9%
3Com Corp. (a)	518,800	$ 2,173,772
Advanced Fibre Communication, Inc. (a)	151,700	2,419,615
Black Box Corp.	7,200	292,752
Brocade Communications Systems, Inc. (a)	110,900	446,927
Cisco Systems, Inc. (a)	610,540	8,535,350
Comverse Technology, Inc. (a)	27,800	283,560
Emulex Corp. (a)	23,100	415,107
Enterasys Networks, Inc. (a)	236,100	495,810
Finisar Corp. (a)	539,290	512,326
Harris Corp.	30,000	898,800
JDS Uniphase Corp. (a)	120,700	346,409
NetScreen Technologies, Inc. (a)	41,700	814,401
Sycamore Networks, Inc. (a)	69,000	211,140
TOTAL COMMUNICATIONS EQUIPMENT		17,845,969
COMPUTERS & PERIPHERALS - 10.5%
ASUSTeK Computer, Inc.	3,200	5,433
Crossroads Systems, Inc. (a)	50,000	61,500
Dell Computer Corp. (a)	26,200	706,352
Drexler Technology Corp. (a)	20,600	288,400
EMC Corp. (a)	301,820	2,230,450
Read-Rite Corp. (a)	44,000	51,040
Sun Microsystems, Inc. (a)	1,402,200	4,823,568
TOTAL COMPUTERS & PERIPHERALS		8,166,743
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
AT&T Corp.	4,480	83,059
Qwest Communications International, Inc. (a)	118,600	424,588
Verizon Communications, Inc.	17,100	591,318
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,098,965
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.6%
Agilent Technologies, Inc. (a)	85,600	1,129,920
Avnet, Inc. (a)	51,809	533,633
Flextronics International Ltd. (a)	60,500	525,140
Jabil Circuit, Inc. (a)	11,400	189,354
Sanmina-SCI Corp. (a)	50,000	215,000
Tektronix, Inc. (a)	13,000	214,760
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		2,807,807

	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 0.4%
EarthLink, Inc. (a)	40,000	$ 198,800
Vignette Corp. (a)	80,500	122,360
TOTAL INTERNET SOFTWARE & SERVICES		321,160
IT CONSULTING & SERVICES - 0.2%
Bell Microproducts, Inc. (a)	22,700	137,562
MEDIA - 0.3%
Comcast Corp. Class A (a)	7,246	211,728
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 27.4%
Agere Systems, Inc.:
Class A (a)	916,533	1,475,618
Class B (a)	924,540	1,414,546
Altera Corp. (a)	25,700	322,021
Broadcom Corp. Class A (a)	403,080	5,836,598
Chartered Semiconductor Manufacturing Ltd. ADR (a)	32,600	134,964
Conexant Systems, Inc. (a)	366,700	517,047
Fairchild Semiconductor International, Inc. Class A (a)	50,500	614,080
Integrated Silicon Solution, Inc. (a)	51,200	140,800
Intersil Corp. Class A (a)	26,100	408,465
LAM Research Corp. (a)	22,400	298,592
LSI Logic Corp. (a)	99,710	442,712
Marvell Technology Group Ltd. (a)	92,170	1,898,702
Micron Technology, Inc. (a)	24,000	191,760
National Semiconductor Corp. (a)	46,800	801,684
QLogic Corp. (a)	56,280	1,992,875
STMicroelectronics NV (NY Shares)	68,890	1,282,043
Texas Instruments, Inc.	86,800	1,453,900
Virage Logic Corp. (a)	21,700	118,482
Xilinx, Inc. (a)	88,800	2,033,520
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		21,378,409
SOFTWARE - 18.2%
BEA Systems, Inc. (a)	109,110	1,060,549
Check Point Software Technologies Ltd. (a)	107,400	1,597,038
Legato Systems, Inc. (a)	154,559	916,535
Microsoft Corp.	258,000	6,114,600
Network Associates, Inc. (a)	90,450	1,338,660
Symantec Corp. (a)	17,400	704,178
Vastera, Inc. (a)	69,300	329,868
VERITAS Software Corp. (a)	127,400	2,169,622
TOTAL SOFTWARE		14,231,050
TOTAL COMMON STOCKS (Cost $91,822,072)		66,199,393
Convertible Preferred Stocks - 0.2%
	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 0.2%
Lucent Technologies Capital Trust I $77.50 (c) (Cost $300,000)	300	$ 172,614
Money Market Funds - 18.8%

Fidelity Cash Central Fund, 1.41% (b)	12,073,783	12,073,783
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	2,589,300	2,589,300
TOTAL MONEY MARKET FUNDS (Cost $14,663,083)		14,663,083
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $106,785,155)	81,035,090
NET OTHER ASSETS - (3.9)%	(3,054,217)
NET ASSETS - 100%	$ 77,980,873
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $172,614 or 0.2% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $90,320,737 and $95,290,687, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,599 for the period.
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $203,979,000 of which $435,000, $119,985,000 and $83,559,000 will expire on February 28, 2009, February 28, 2010 and February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $3,559,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Technology Sector

See accompanying notes which are an integral part of the financial statements.

Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $2,300,917) (cost $106,785,155) - See accompanying schedule		$ 81,035,090
Foreign currency held at value (cost $83,608)		83,084
Receivable for fund shares sold		287,018
Dividends receivable		26,452
Interest receivable		12,665
Redemption fees receivable		599
Other receivables		3,375
Total assets		81,448,283

Liabilities
Payable to custodian bank	$ 25,112
Payable for fund shares redeemed	758,775
Accrued management fee	37,573
Other payables and accrued expenses	56,650
Collateral on securities loaned, at value	2,589,300
Total liabilities		3,467,410

Net Assets		$ 77,980,873
Net Assets consist of:
Paid in capital		$ 314,335,089
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(210,603,627)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(25,750,589)
Net Assets, for 51,329,501 shares outstanding		$ 77,980,873
Net Asset Value and redemption price per share ($77,980,873 ÷ 51,329,501 shares)		$ 1.52
Maximum offering price per share (100/97.00 of $1.52)		$ 1.57

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 85,878
Interest		138,611
Security lending		44,672
Total income		269,161

Expenses
Management fee	$ 482,020
Transfer agent fees	959,407
Accounting and security lending fees	65,728
Non-interested trustees' compensation	311
Custodian fees and expenses	8,033
Registration fees	39,473
Audit	40,791
Legal	463
Miscellaneous	1,882
Total expenses before reductions	1,598,108
Expense reductions	(129,224)	1,468,884
Net investment income (loss)		(1,199,723)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(43,361,402)
Foreign currency transactions	(5,695)
Total net realized gain (loss)		(43,367,097)
Change in net unrealized appreciation (depreciation) on: Investment securities	4,112,564
Assets and liabilities in foreign currencies	(522)
Total change in net unrealized appreciation (depreciation)		4,112,042
Net gain (loss)		(39,255,055)
Net increase (decrease) in net assets resulting from operations		$ (40,454,778)
Other Information
Sales charges paid to FDC		$ 237,002
Deferred sales charges withheld by FDC		$ 66
Exchange fees withheld by FSC		$ 6,368

See accompanying notes which are an integral part of the financial statements.

Annual Report

Networking and Infrastructure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,199,723)	$ (1,297,477)
Net realized gain (loss)	(43,367,097)	(136,311,896)
Change in net unrealized appreciation (depreciation)	4,112,042	64,425,356
Net increase (decrease) in net assets resulting from operations	(40,454,778)	(73,184,017)
Share transactions Net proceeds from sales of shares	101,212,417	224,151,100
Cost of shares redeemed	(93,620,403)	(171,274,188)
Net increase (decrease) in net assets resulting from share transactions	7,592,014	52,876,912
Redemption fees	296,871	503,249
Total increase (decrease) in net assets	(32,565,893)	(19,803,856)

Net Assets
Beginning of period	110,546,766	130,350,622
End of period	$ 77,980,873	$ 110,546,766
Other Information Shares
Sold	58,157,174	69,552,948
Redeemed	(53,233,832)	(54,653,136)
Net increase (decrease)	4,923,342	14,899,812

Financial Highlights

Years ended February 28,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 2.38	$ 4.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.03)	(.02)
Net realized and unrealized gain (loss)	(.84)	(1.74)	(5.86)
Total from investment operations	(.87)	(1.77)	(5.88)
Redemption fees added to paid in capitalE	.01	.01	.02
Net asset value, end of period	$ 1.52	$ 2.38	$ 4.14
Total ReturnB,C,D	(36.13)%	(42.51)%	(58.60)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.93%	1.58%	1.60%A
Expenses net of voluntary waivers, if any	1.93%	1.58%	1.60%A
Expenses net of all reductions	1.78%	1.52%	1.59%A
Net investment income (loss)	(1.45)%	(1.03) %	(.89)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,981	$ 110,547	$ 130,351
Portfolio turnover rate	120%	177%	126%A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Software and Computer Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-15.20%	35.80%	306.90%
Select Software and Computer Services (load adj.)	-17.74%	31.73%	294.69%
S&P 500	-22.68%	-14.08%	129.29%
GS Technology	-30.56%	-26.90%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-15.20%	6.31%	15.07%
Select Software and Computer Services (load adj.)	-17.74%	5.67%	14.72%
S&P 500	-22.68%	-2.99%	8.65%
GS Technology	-30.56%	-6.07%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Microsoft Corp.	15.4
BEA Systems, Inc.	10.1
First Data Corp.	5.6
International Business Machines Corp.	4.2
Paychex, Inc.	3.8
Siebel Systems, Inc.	3.7
Best Buy Co., Inc.	3.4
Sun Microsystems, Inc.	3.1
Adobe Systems, Inc.	2.5
Apple Computer, Inc.	2.1
53.9
Top Industries as of February 28, 2003
% of fund's net assets
Software	48.1%
Commercial Services & Supplies	14.8%
Computers & Peripherals	9.4%
IT Consulting & Services	4.2%
Specialty Retail	3.7%
All Others*	19.8%

* Includes short-term investments and net other assets.

Annual Report

Software and Computer Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Kelly Cardwell became Portfolio Manager of Fidelity Select Software and Computer Services Portfolio on January 1, 2003.

Q. How did the fund perform, Kelly?

A. For the 12 months that ended February 28, 2003, the fund returned -15.20%. In comparison, the Standard and Poor's 500 Index returned -22.68%, while the Goldman Sachs Technology Index - an index of 225 stocks designed to measure the performance of companies in the technology sector - lost 30.56%.

Q. Why did the fund outperform the Goldman Sachs index by such a wide margin?

A. The fund's outperformance was driven by a combination of overall sector allocation and individual stock selection within sectors. For example, the Goldman Sachs index contains a number of technology industries outside of the fund's investment universe - such as semiconductors - that performed poorly during the period. Within software-related sectors, many of the fund's individual investments were overweighted relative to the benchmark and fared better than the group as a whole.

Q. What was the investment climate during the past year?

A. It was a tough climate for software companies. Investors' pessimism about substantial near-term improvement in the U.S. economy, declining corporate profitability, reduced business investment, weak consumer confidence and uncertainty related to a military conflict with Iraq led to volatile market conditions overall. On top of that, software stocks continued to suffer in the aftermath of the spending bubble of the late 1990s. Not only were companies spending on information technology (IT) at an accelerated rate in advance of potential Year 2000 (Y2K) issues, optimistic growth projections and excitement surrounding rapid new product development pushed annual IT spending to historic levels. Currently, companies continue to digest these investments in the face of declining profits, resulting in capital spending cutbacks. Software stocks were further pressured by a lack of any new "must have" products that often boost IT spending.

Q. As the fund's new manager, how did you respond to such tough conditions?

A. Overall, I retained the fund's defensive positioning, which contributed key gains relative to the Goldman Sachs index. Faced with a lack of companies in the early stages of a big new product cycle and a lack of compelling valuation plays - in other words, "cheap stocks" - I focused on overweighting companies with good fundamental characteristics, such as dominant market share, stable revenues, recurring cash flow streams and strong balance sheets. Microsoft illustrated this strategy perfectly, and our overweighted position in the stock benefited the fund substantially relative to the index. I also underweighted some market sectors that suffered large losses, including semiconductors, telecommunications equipment and Internet services.

Q. What other stocks contributed to performance?

A. At the end of the day, BEA Systems worked out very well. During the first half of the year, IT spending cutbacks in its major market segment reduced earnings estimates and hurt performance. However, the fundamental story remained appealing based on BEA's consistent cash flow generation and strong balance sheet. Also, investors finally recognized BEA's solid position in the emerging application platform suite market, which features tightly integrated solutions that go beyond stand-alone application servers. I also felt BEA was well-positioned to benefit when companies return to investing in productivity enhancing technology. Overweighting Yahoo! boosted performance as the company benefited from ongoing consolidation in its industry niche and from increased market share as a portal for targeted online marketing. Rational Software enhanced returns when IBM acquired the company.

Q. What stocks were disappointing?

A. Compuware was the biggest drag on the fund. Although the valuation looked compelling early in the year, deteriorating fundamentals failed to support the investment rationale. NCR was a similar value play where its fundamentals weakened and its share price declined dramatically. Vastera, which makes global trade management software, lost some sizable contracts and suffered from key customer delays, which drove the stock price down. I have reduced the fund's exposure to all three positions. Underweighting Cisco, Dell and IBM, all large companies in the index that performed well, also was negative for performance.

Q. What's your outlook?

A. My outlook is fairly cautious, as I don't see anything on the horizon that suggests substantial increases in corporate profitability and IT spending. However, I do think the worst is behind us and that we are unlikely to see spending reductions of the same magnitude we've experienced over the past two years. Given that backdrop, I anticipate retaining the fund's defensive characteristics until definitive signs of accelerating fundamentals appear or, lacking that, more compelling valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 028

Trading symbol: FSCSX

Size: as of February 28, 2003, more than
$617 million

Manager: Kelly Cardwell, since January 2003; manager, Fidelity Select Automotive Portfolio 2001-2002; analyst, various industries, since 1997; joined Fidelity in 1997

3

Annual Report

Software and Computer Services Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 83.7%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 14.8%
Automatic Data Processing, Inc.	374,100	$ 12,158,250
Ceridian Corp. (a)	270,900	3,738,420
ChoicePoint, Inc. (a)	89,133	3,008,239
Concord EFS, Inc. (a)	868,100	9,635,910
First Data Corp.	997,200	34,552,980
Paychex, Inc.	904,500	23,715,990
Sabre Holdings Corp. Class A (a)	55,000	910,800
The BISYS Group, Inc. (a)	250,000	3,910,000
TOTAL COMMERCIAL SERVICES & SUPPLIES		91,630,589
COMMUNICATIONS EQUIPMENT - 1.3%
Netscreen Technologies, Inc. (a)	407,400	7,956,522
COMPUTERS & PERIPHERALS - 9.4%
Apple Computer, Inc. (a)	873,400	13,109,734
International Business Machines Corp.	335,200	26,128,840
Sun Microsystems, Inc. (a)	5,528,300	19,017,352
TOTAL COMPUTERS & PERIPHERALS		58,255,926
DIVERSIFIED FINANCIALS - 0.4%
Investment Technology Group, Inc. (a)	170,500	2,146,595
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Tech Data Corp. (a)	11,700	264,654
HEALTH CARE PROVIDERS & SERVICES - 0.4%
IMS Health, Inc.	162,896	2,443,440
INTERNET SOFTWARE & SERVICES - 1.4%
Yahoo!, Inc. (a)	401,300	8,367,105
IT CONSULTING & SERVICES - 4.2%
Accenture Ltd. Class A (a)	425,100	6,521,034
Affiliated Computer Services, Inc. Class A (a)	69,500	3,115,685
CACI International, Inc. Class A (a)	62,400	2,113,488
Cognizant Technology Solutions Corp. Class A (a)	13,473	945,805
Computer Sciences Corp. (a)	369,000	11,534,940
Electronic Data Systems Corp.	100,000	1,557,000
TOTAL IT CONSULTING & SERVICES		25,787,952
SOFTWARE - 48.1%
Adobe Systems, Inc.	569,806	15,669,665
Altiris, Inc.	72,000	936,000
Amdocs Ltd. (a)	158,100	2,075,853
Autodesk, Inc.	276,600	4,007,934
BEA Systems, Inc. (a)	6,397,900	62,187,588
BMC Software, Inc. (a)	215,700	4,184,580
Borland Software Corp. (a)	209,200	2,110,828
Check Point Software Technologies Ltd. (a)	524,900	7,805,263
Citrix Systems, Inc. (a)	599,000	7,188,000
Compuware Corp. (a)	1,673,400	6,174,846

	Shares	Value (Note 1)
FactSet Research Systems, Inc.	69,900	$ 1,788,741
Hyperion Solutions Corp. (a)	160,300	4,126,122
Microsoft Corp.	4,020,100	95,276,370
NetIQ Corp. (a)	124,900	1,538,768
Network Associates, Inc. (a)	233,100	3,449,880
Oracle Corp. (a)	756,300	9,045,348
PeopleSoft, Inc. (a)	636,400	10,882,440
Quest Software, Inc. (a)	563,100	5,563,428
Red Hat, Inc. (a)	1,069,870	6,301,534
SAP AG sponsored ADR	471,400	9,852,260
Siebel Systems, Inc. (a)	2,682,500	23,149,975
Symantec Corp. (a)	100,000	4,047,000
VERITAS Software Corp. (a)	589,500	10,039,185
TOTAL SOFTWARE		297,401,608
SPECIALTY RETAIL - 3.7%
Best Buy Co., Inc. (a)	714,700	20,776,329
CDW Computer Centers, Inc. (a)	50,000	2,183,000
TOTAL SPECIALTY RETAIL		22,959,329
TOTAL COMMON STOCKS (Cost $529,854,110)		517,213,720
Money Market Funds - 18.6%

Fidelity Cash Central Fund, 1.41% (b)	107,267,244	107,267,244
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	7,940,900	7,940,900
TOTAL MONEY MARKET FUNDS (Cost $115,208,144)		115,208,144
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $645,062,254)		632,421,864
NET OTHER ASSETS - (2.3)%		(14,517,577)
NET ASSETS - 100%		$ 617,904,287
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,116,047,609 and $1,177,048,072, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $145,169 for the period.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Edgewater Technology Inc.	$ -	$ 1,601,947	$ -	$ -
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $394,102,000 of which $266,443,000 and $127,659,000 will expire on February 28, 2010 and February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $6,170,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Technology Sector

See accompanying notes which are an integral part of the financial statements.

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $7,359,912) (cost $645,062,254) - See accompanying schedule		$ 632,421,864
Receivable for investments sold		2,506,526
Receivable for fund shares sold		474,940
Dividends receivable		393,641
Interest receivable		75,494
Redemption fees receivable		186
Other receivables		39,066
Total assets		635,911,717

Liabilities
Payable for investments purchased	$ 8,111,201
Payable for fund shares redeemed	1,590,606
Accrued management fee	306,084
Other payables and accrued expenses	58,639
Collateral on securities loaned, at value	7,940,900
Total liabilities		18,007,430

Net Assets		$ 617,904,287
Net Assets consist of:
Paid in capital		$ 1,043,161,981
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(412,617,304)
Net unrealized appreciation (depreciation) on investments		(12,640,390)
Net Assets, for 17,414,018 shares outstanding		$ 617,904,287
Net Asset Value and redemption price per share ($617,904,287 ÷ 17,414,018 shares)		$ 35.48
Maximum offering price per share (100/97.00 of $35.48)		$ 36.58

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 1,114,475
Interest		1,328,447
Security lending		83,285
Total income		2,526,207

Expenses
Management fee	$ 3,706,417
Transfer agent fees	3,273,105
Accounting and security lending fees	386,253
Non-interested trustees' compensation	2,357
Custodian fees and expenses	20,615
Registration fees	48,654
Audit	42,144
Legal	8,208
Miscellaneous	12,683
Total expenses before reductions	7,500,436
Expense reductions	(833,322)	6,667,114
Net investment income (loss)		(4,140,907)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(639,556) on sales of investments in affiliated issuers)	(92,535,365)
Foreign currency transactions	(2)
Total net realized gain (loss)		(92,535,367)
Change in net unrealized appreciation (depreciation) on investment securities		(26,122,628)
Net gain (loss)		(118,657,995)
Net increase (decrease) in net assets resulting from operations		$ (122,798,902)
Other Information
Sales charges paid to FDC		$ 437,493
Deferred sales charges withheld by FDC		$ 4,688
Exchange fees withheld by FSC		$ 18,210

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,140,907)	$ (5,159,525)
Net realized gain (loss)	(92,535,367)	(272,778,601)
Change in net unrealized appreciation (depreciation)	(26,122,628)	201,509,982
Net increase (decrease) in net assets resulting from operations	(122,798,902)	(76,428,144)
Distributions to shareholders from net realized gain	-	(4,648,061)
Share transactions Net proceeds from sales of shares	232,814,124	457,112,747
Reinvestment of distributions	-	4,469,545
Cost of shares redeemed	(274,881,051)	(520,286,331)
Net increase (decrease) in net assets resulting from share transactions	(42,066,927)	(58,704,039)
Redemption fees	250,645	621,443
Total increase (decrease) in net assets	(164,615,184)	(139,158,801)

Net Assets
Beginning of period	782,519,471	921,678,272
End of period	$ 617,904,287	$ 782,519,471
Other Information Shares
Sold	6,309,339	9,907,884
Issued in reinvestment of distributions	-	125,796
Redeemed	(7,597,020)	(11,664,788)
Net increase (decrease)	(1,287,681)	(1,631,108)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 41.84	$ 45.33	$ 105.09	$ 57.09	$ 44.26
Income from Investment Operations
Net investment income (loss) C	(.24)	(.26)	(.29)	(.36) D	(.39)
Net realized and unrealized gain (loss)	(6.13)	(3.02)	(28.23)	54.60	14.46
Total from investment operations	(6.37)	(3.28)	(28.52)	54.24	14.07
Distributions from net realized gain	-	(.24)	(31.32)	(6.33)	(1.32)
Redemption fees added to paid in capital C	.01	.03	.08	.09	.08
Net asset value, end of period	$ 35.48	$ 41.84	$ 45.33	$ 105.09	$ 57.09
Total Return A, B	(15.20)%	(7.08)%	(35.27)%	100.83%	32.57%
Ratios to Average Net Assets E
Expenses before expense reductions	1.18%	1.09%	1.00%	1.11%	1.28%
Expenses net of voluntary waivers, if any	1.18%	1.09%	1.00%	1.11%	1.28%
Expenses net of all reductions	1.05%	1.05%	.99%	1.11%	1.27%
Net investment income (loss)	(.65)%	(.57)%	(.36)%	(.51)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 617,904	$ 782,519	$ 921,678	$ 1,447,686	$ 690,852
Portfolio turnover rate	198%	325%	272%	59%	72%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.01 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Technology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Technology	-26.18%	0.90%	203.58%
Select Technology (load adj.)	-28.39%	-2.13%	194.47%
S&P 500	-22.68%	-14.08%	129.29%
GS Technology	-30.56%	-26.90%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Technology	-26.18%	0.18%	11.74%
Select Technology (load adj.)	-28.39%	-0.43%	11.40%
S&P 500	-22.68%	-2.99%	8.65%
GS Technology	-30.56%	-6.07%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Microsoft Corp.	10.7
Intel Corp.	6.3
Dell Computer Corp.	6.2
International Business Machines Corp.	6.1
Cisco Systems, Inc.	4.7
Texas Instruments, Inc.	4.2
Hewlett-Packard Co.	3.4
AOL Time Warner, Inc.	2.6
Oracle Corp.	2.3
Motorola, Inc.	1.9
48.4
Top Industries as of February 28, 2003
% of fund's net assets
Semiconductor Equipment & Products	28.4%
Software	22.9%
Computers & Peripherals	19.7%
Communications Equipment	8.5%
Media	5.1%
All Others*	15.4%

* Includes short-term investments and net other assets.

Annual Report

Technology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Sonu Kalra, Portfolio Manager of Fidelity Select Technology Portfolio

Q. How did the fund perform, Sonu?

A. For the year ending February 28, 2003, the fund fell 26.18%, while the Goldman Sachs Technology Index - an index of 225 stocks designed to track the performance of companies in the technology sector - dropped 30.56% and the Standard & Poor's 500 Index lost 22.68%.

Q. Why did the fund trail the S&P 500 but beat the Goldman Sachs index?

A. Once again, technology was one of the market's worst-performing sectors, which explains why the fund trailed the broadly based S&P 500. Versus the Goldman Sachs index, the fund benefited from an underweighted position in the extremely weak wireline telecommunications equipment industry. I avoided or underweighted those companies because I could see that many of their customers were experiencing financial difficulties and were in no position to spend large sums of money on new equipment. The fund also was helped by a larger exposure to Internet portals, and by security selection in the software and media industries. On the downside, some poor picks and an overweighting in semiconductors detracted, as did stock selection in wireless telecom equipment.

Q. How was the fund positioned during the period?

A. I'd describe it as a barbell approach. On the one hand, the fund had substantial investments in companies that were taking market share and that I thought could do well virtually regardless of the economic environment. Examples of this kind of company included Microsoft, Dell and Cisco Systems. At the other end of the barbell were companies that are more economically sensitive, a category that includes semiconductor manufacturers. Early in the period, most people thought we were going to see a recovery in information technology spending. You can quickly be left behind if you're not already positioned once the market begins to advance, so I felt it was important to buy semiconductor stocks early. Unfortunately, the anticipated spending recovery never materialized and valuations contracted. Moreover, most of the major chip manufacturers had to lower their earnings guidance during the period, knocking share prices even lower.

Q. What stocks were top contributors?

A. Storage manufacturer EMC was among the fund's top contributors in both absolute and relative terms. In the fourth quarter, the company preannounced lower-than-expected results, and its share price sank down to what I felt was an attractive level at around two times the cash on its balance sheet. The fund already owned some EMC, and I bought more in the fourth quarter - in time to benefit from the tech- and telecom-led rally that took place then. I liquidated the fund's EMC position late in the fiscal year for valuation reasons. One stock that helped on a relative basis but hurt absolute returns was Microsoft, our top holding, which averaged more than 12% of the fund's net assets during the period. I liked the software giant's recent adoption of a subscription-based revenue model for its software, which decoupled its revenue stream from the more cyclical personal computer market. Yahoo! and Dell also were good stocks for us. Yahoo! benefited from improved online advertising sales and an increased focus on converting users to paid subscribers for such services as e-mail and auctions, while Dell enjoyed market-share gains and expansion into new markets. Not owning Electronic Data Systems also helped, as the stock plunged after badly missing third-quarter earnings estimates.

Q. Which stocks dragged on fund results?

A. On an absolute basis, the fund was badly hurt by semiconductor manufacturers Micron Technology and Intel. However, whereas we underweighted Intel, which helped our results versus the index, the fund's substantial overweighting in Micron hurt its relative performance. Overweighted positions in chip stocks Agere, NVIDIA and ASML Holding also had a negative impact on our performance. Another detractor was wireless handset maker Motorola. Despite reporting strong fourth-quarter sales in its mobile phone division, investors were concerned about the company's lukewarm forecasts for 2003. Software maker Peregrine Systems collapsed due to accounting problems and subsequently declared bankruptcy. While I have since sold the stock, I wish I'd unloaded it sooner.

Q. What's your outlook, Sonu?

A. While IT spending fell in 2002, it is projected to be flat for 2003, so I am cautiously optimistic going forward. It will still be important to pick our spots until the supply/demand picture improves further. I will continue to stay in close touch with chief technology officers and chief information officers at the various companies I follow, as well as with third-party information sources - such as suppliers, competitors, salespeople and so on. That's the best way to stay ahead of the curve on changes in demand.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 14, 1981

Fund number: 064

Trading symbol: FSPTX

Size: as of February 28, 2003, more than
$1.4 billion

Manager: Sonu Kalra, since 2002; manager, Fidelity Select Computers Portfolio, since December 2002; Fidelity Advisor Technology Fund, since 2002; analyst, various industries, since 1998; joined Fidelity in 1998

3

Annual Report

Technology Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 3.2%
Ceridian Corp. (a)	125,500	$ 1,731,900
ChoicePoint, Inc. (a)	193,133	6,518,239
First Data Corp.	704,600	24,414,390
Paychex, Inc.	592,900	15,545,838
TOTAL COMMERCIAL SERVICES & SUPPLIES		48,210,367
COMMUNICATIONS EQUIPMENT - 8.5%
3Com Corp. (a)	1,130,400	4,736,376
Advanced Fibre Communication, Inc. (a)	89,400	1,425,930
Brocade Communications Systems, Inc. (a)	371,000	1,495,130
CIENA Corp. (a)	255,347	1,383,981
Cisco Systems, Inc. (a)	4,971,500	69,501,570
Corning, Inc. (a)	649,300	3,194,556
Enterasys Networks, Inc. (a)	1,679,900	3,527,790
Extreme Networks, Inc. (a)	451,200	2,120,640
Finisar Corp. (a)	749,200	711,740
ITF Optical Technologies, Inc. Series A (c)	65,118	81,398
JDS Uniphase Corp. (a)	550,600	1,580,222
Lucent Technologies, Inc. (a)	1,834,400	3,008,416
Motorola, Inc.	3,348,600	28,195,212
Nortel Networks Corp. (a)	2,588,000	5,590,077
TOTAL COMMUNICATIONS EQUIPMENT		126,553,038
COMPUTERS & PERIPHERALS - 19.7%
Apple Computer, Inc. (a)	1,161,000	17,426,610
Dell Computer Corp. (a)	3,413,100	92,017,176
Hewlett-Packard Co.	3,226,189	51,135,096
Imation Corp. (a)	106,000	3,816,000
International Business Machines Corp.	1,170,550	91,244,373
Lexmark International, Inc. Class A (a)	99,600	6,216,036
Maxtor Corp. (a)	671,300	4,027,800
Network Appliance, Inc. (a)	261,300	2,775,006
Quanta Computer, Inc.	1,303,000	2,249,784
Seagate Technology	176,900	1,639,863
Storage Technology Corp. (a)	165,600	3,830,328
Sun Microsystems, Inc. (a)	4,808,800	16,542,272
TOTAL COMPUTERS & PERIPHERALS		292,920,344
DISTRIBUTORS - 0.1%
Medion AG	43,800	1,380,139
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (c)	23,600	5,900
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.3%
Agilent Technologies, Inc. (a)	727,800	9,606,960
Celestica, Inc. (sub. vtg.) (a)	152,000	1,833,176
Flextronics International Ltd. (a)	524,150	4,549,622
Ingram Micro, Inc. Class A (a)	150,600	1,560,216
Photon Dynamics, Inc. (a)	167,199	2,991,190

	Shares	Value (Note 1)
Sanmina-SCI Corp. (a)	534,100	$ 2,296,630
Vishay Intertechnology, Inc. (a)	1,167,000	11,786,700
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		34,624,494
INTERNET & CATALOG RETAIL - 0.3%
USA Interactive (a)	167,500	4,108,775
INTERNET SOFTWARE & SERVICES - 2.4%
Interwoven, Inc. (a)	1,241,800	2,607,780
Overture Services, Inc. (a)	285,600	4,546,752
VeriSign, Inc. (a)	602,600	4,646,046
Yahoo!, Inc. (a)	1,109,600	23,135,160
TOTAL INTERNET SOFTWARE & SERVICES		34,935,738
IT CONSULTING & SERVICES - 0.3%
Accenture Ltd. Class A (a)	101,500	1,557,010
ManTech International Corp. Class A	162,700	2,533,239
TOTAL IT CONSULTING & SERVICES		4,090,249
MEDIA - 5.1%
AOL Time Warner, Inc. (a)	3,419,300	38,706,476
Clear Channel Communications, Inc. (a)	445,200	16,254,252
Liberty Media Corp. Class A (a)	506,600	4,655,654
TMP Worldwide, Inc. (a)	416,800	3,813,720
Viacom, Inc. Class B (non-vtg.) (a)	312,600	11,606,838
TOTAL MEDIA		75,036,940
OFFICE ELECTRONICS - 0.3%
IKON Office Solutions, Inc.	715,600	5,016,356
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 28.4%
Agere Systems, Inc.:
Class A (a)	5,930,590	9,548,250
Class B (a)	1,118,606	1,711,467
Altera Corp. (a)	395,600	4,956,868
Analog Devices, Inc. (a)	839,000	24,465,240
Applied Materials, Inc. (a)	1,131,000	14,680,380
ARM Holdings PLC sponsored ADR (a)	455,900	1,153,427
ASML Holding NV (NY Shares) (a)	434,600	3,142,158
Axcelis Technologies, Inc. (a)	249,200	1,507,660
Broadcom Corp. Class A (a)	1,820,500	26,360,840
ChipPAC, Inc. Class A (a)	637,200	1,720,440
Conexant Systems, Inc. (a)	2,578,100	3,635,121
Cypress Semiconductor Corp. (a)	651,600	4,176,756
Fairchild Semiconductor International, Inc. Class A (a)	1,747,100	21,244,736
Genesis Microchip, Inc. (a)	257,300	3,133,914
Infineon Technologies AG sponsored ADR (a)	327,900	2,121,513
Integrated Device Technology, Inc. (a)	540,900	4,705,830
Intel Corp.	5,456,100	94,117,725
KLA-Tencor Corp. (a)	384,900	13,760,175
LAM Research Corp. (a)	221,800	2,956,594
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Linear Technology Corp.	298,300	$ 9,148,861
Marvell Technology Group Ltd. (a)	24,300	500,580
Maxim Integrated Products, Inc.	149,200	5,153,368
Micrel, Inc. (a)	745,600	7,336,704
Micron Technology, Inc. (a)	2,744,000	21,924,560
National Semiconductor Corp. (a)	1,032,400	17,685,012
Novellus Systems, Inc. (a)	44,600	1,300,090
NVIDIA Corp. (a)	684,700	8,640,914
Samsung Electronics Co. Ltd.	44,000	10,302,859
Skyworks Solutions, Inc. (a)	463,000	3,231,740
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	1,687,400	11,963,666
Teradyne, Inc. (a)	502,700	5,826,293
Texas Instruments, Inc.	3,735,200	62,564,600
United Microelectronics Corp. sponsored ADR (a)	1,958,500	6,325,955
Varian Semiconductor Equipment Associates, Inc. (a)	124,200	3,198,150
Xilinx, Inc. (a)	302,300	6,922,670
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		421,125,116
SOFTWARE - 22.8%
Activision, Inc. (a)	100,000	1,490,000
Adobe Systems, Inc.	155,900	4,287,250
Autodesk, Inc.	535,200	7,755,048
BEA Systems, Inc. (a)	1,515,600	14,731,632
Cadence Design Systems, Inc. (a)	157,740	1,670,467
Check Point Software Technologies Ltd. (a)	353,100	5,250,597
Citrix Systems, Inc. (a)	412,000	4,944,000
Hyperion Solutions Corp. (a)	159,200	4,097,808
Kronos, Inc. (a)	29,700	1,180,278
Legato Systems, Inc. (a)	3,932,614	23,320,401
Microsoft Corp.	6,683,560	158,400,367
Network Associates, Inc. (a)	453,000	6,704,400
Oracle Corp. (a)	2,812,800	33,641,088
PeopleSoft, Inc. (a)	159,700	2,730,870
Quest Software, Inc. (a)	1,923,829	19,007,431
Red Hat, Inc. (a)	1,374,700	8,096,983
Reynolds & Reynolds Co. Class A	60,900	1,489,005
Siebel Systems, Inc. (a)	1,105,200	9,537,876
StorageNetworks, Inc. (a)	1,899,000	1,576,170
Synopsys, Inc. (a)	79,200	3,229,776
VERITAS Software Corp. (a)	1,474,400	25,109,032
TOTAL SOFTWARE		338,250,479

	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - 0.7%
American Tower Corp. Class A (a)	1,126,800	$ 5,284,692
Nextel Communications, Inc. Class A (a)	329,600	4,640,768
TOTAL WIRELESS TELECOMMUNICATION SERVICES		9,925,460
TOTAL COMMON STOCKS (Cost $1,522,171,744)		1,396,183,395
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies Series E (c)	33,100	33,100
Procket Networks, Inc. Series C (c)	504,045	252,023
TOTAL COMMUNICATIONS EQUIPMENT		285,123
SOFTWARE - 0.1%
Monterey Design Systems Series E (c)	627,333	313,667
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,842,090)		598,790
Money Market Funds - 6.0%

Fidelity Cash Central Fund, 1.41% (b)	89,376,551	89,376,551
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	234,400	234,400
TOTAL MONEY MARKET FUNDS (Cost $89,610,951)		89,610,951
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,620,624,785)		1,486,393,136
NET OTHER ASSETS - (0.2)%		(2,243,156)
NET ASSETS - 100%		$ 1,484,149,980
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 570,644
ITF Optical Technologies, Inc. Series A	10/11/00	$ 3,269,910
Monterey Design Systems Series E	11/1/00	$ 3,293,498
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 4,977,948
TeraBeam Networks	4/7/00	$ 88,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,404,027,337 and $2,494,677,810, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $487,015 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, (excluding 144A issues) amounted to $686,088 or 0.0% of net assets.
Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $3,352,170,000 of which $2,573,720,000 and $778,450,000 will expire on February 28, 2010 and February 28, 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $204,514) (cost $1,620,624,785) - See accompanying schedule		$ 1,486,393,136
Foreign currency held at value (cost $6,106,208)		5,976,844
Receivable for investments sold		7,807,306
Receivable for fund shares sold		2,199,306
Dividends receivable		832,109
Interest receivable		61,318
Redemption fees receivable		4,086
Other receivables		385,139
Total assets		1,503,659,244

Liabilities
Payable for investments purchased	$ 16,138,329
Payable for fund shares redeemed	2,336,050
Accrued management fee	701,933
Other payables and accrued expenses	98,552
Collateral on securities loaned, at value	234,400
Total liabilities		19,509,264

Net Assets		$ 1,484,149,980
Net Assets consist of:
Paid in capital		$ 5,059,767,177
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,441,256,410)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(134,360,787)
Net Assets, for 38,604,634 shares outstanding		$ 1,484,149,980
Net Asset Value and redemption price per share ($1,484,149,980 ÷ 38,604,634 shares)		$ 38.44
Maximum offering price per share (100/97.00 of $38.44)		$ 39.63

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 3,311,254
Interest		2,394,911
Security lending		225,846
Total income		5,932,011

Expenses
Management fee	$ 9,848,214
Transfer agent fees	12,558,916
Accounting and security lending fees	810,501
Non-interested trustees' compensation	6,358
Custodian fees and expenses	77,109
Registration fees	41,596
Audit	46,813
Legal	12,587
Miscellaneous	53,449
Total expenses before reductions	23,455,543
Expense reductions	(2,905,381)	20,550,162
Net investment income (loss)		(14,618,151)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(478,173,219)
Foreign currency transactions	10,816
Total net realized gain (loss)		(478,162,403)
Change in net unrealized appreciation (depreciation) on: Investment securities	(76,453,905)
Assets and liabilities in foreign currencies	(128,700)
Total change in net unrealized appreciation (depreciation)		(76,582,605)
Net gain (loss)		(554,745,008)
Net increase (decrease) in net assets resulting from operations		$ (569,363,159)
Other Information
Sales charges paid to FDC		$ 1,224,149
Deferred sales charges withheld by FDC		$ 35,115
Exchange fees withheld by FSC		$ 78,121

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (14,618,151)	$ (20,558,105)
Net realized gain (loss)	(478,162,403)	(1,958,554,834)
Change in net unrealized appreciation (depreciation)	(76,582,605)	1,190,054,787
Net increase (decrease) in net assets resulting from operations	(569,363,159)	(789,058,152)
Share transactions Net proceeds from sales of shares	398,042,492	911,952,074
Cost of shares redeemed	(590,458,371)	(1,124,177,569)
Net increase (decrease) in net assets resulting from share transactions	(192,415,879)	(212,225,495)
Redemption fees	616,899	1,058,457
Total increase (decrease) in net assets	(761,162,139)	(1,000,225,190)

Net Assets
Beginning of period	2,245,312,119	3,245,537,309
End of period	$ 1,484,149,980	$ 2,245,312,119
Other Information Shares
Sold	9,553,378	14,532,307
Redeemed	(14,069,006)	(18,449,037)
Net increase (decrease)	(4,515,628)	(3,916,730)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 52.07	$ 69.00	$ 195.92	$ 82.70	$ 53.13
Income from Investment Operations
Net investment income (loss) C	(.37)	(.45)	(.65)	(.40) D	(.34)
Net realized and unrealized gain (loss)	(13.28)	(16.50)	(105.68)	133.30	29.79
Total from investment operations	(13.65)	(16.95)	(106.33)	132.90	29.45
Distributions from net realized gain	-	-	(8.60)	(19.80)	-
Distributions in excess of net realized gain	-	-	(12.13)	-	-
Total distributions	-	-	(20.73)	(19.80)	-
Redemption fees added to paid in capital C	.02	.02	.14	.12	.12
Net asset value, end of period	$ 38.44	$ 52.07	$ 69.00	$ 195.92	$ 82.70
Total Return A, B	(26.18)%	(24.54)%	(59.05)%	184.11%	55.66%
Ratios to Average Net Assets E
Expenses before expense reductions	1.39%	1.19%	.95%	1.05%	1.24%
Expenses net of voluntary waivers, if any	1.39%	1.19%	.95%	1.05%	1.24%
Expenses net of all reductions	1.22%	1.13%	.94%	1.04%	1.20%
Net investment income (loss)	(.86)%	(.73)%	(.46)%	(.34)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,484,150	$ 2,245,312	$ 3,245,537	$ 7,919,951	$ 1,367,148
Portfolio turnover rate	153%	184%	114%	210%	339%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.07 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Telecommunications Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-22.60%	-41.52%	53.02%
Select Telecommunications (load adj.)	-24.92%	-43.27%	48.43%
S&P 500	-22.68%	-14.08%	129.29%
GS Utilities	-27.51%	-35.23%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-22.60%	-10.17%	4.35%
Select Telecommunications (load adj.)	-24.92%	-10.72%	4.03%
S&P 500	-22.68%	-2.99%	8.65%
GS Utilities	-27.51%	-8.32%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Qwest Communications International, Inc.	14.3
Verizon Communications, Inc.	11.9
SBC Communications, Inc.	9.7
AT&T Wireless Services, Inc.	5.9
Vodafone Group PLC sponsored ADR	4.7
BellSouth Corp.	4.6
ALLTEL Corp.	4.6
Citizens Communications Co.	4.5
Motorola, Inc.	4.2
Comcast Corp. Class A	4.1
68.5
Top Industries as of February 28, 2003
% of fund's net assets
Diversified Telecommunication Services	53.7%
Media	16.5%
Wireless Telecommunication Services	14.2%
Communications Equipment	13.8%
All Others*	1.8%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Younger, Portfolio Manager of Fidelity Select Telecommunications Portfolio

Q. How did the fund perform, Brian?

A. It was a challenging period in which the fund nevertheless showed improved results relative to its benchmarks. For the 12 months ending February 28, 2003, the fund had a total return of -22.60%, compared with -22.68% for the Standard & Poor's 500 Index and -27.51% for the Goldman Sachs Utilities Index, an index of 105 stocks designed to measure the performance of companies in the utilities sector.

Q. What factors affected the fund's relative performance?

A. During the first half of the period, telecommunications was one of the market's worst-performing sectors, as a weak economy, overcapacity, the accounting scandal at WorldCom, intense competition, and the substitution of wireless phones for wireline phones combined to depress the prices of most telecom stocks. Although business conditions did not improve materially in the second half of the period, many stocks in the sector rallied from oversold levels, especially in October and November. This recovery in share prices was one factor that enabled the fund to pull even with the S&P 500 by the end of the period. Another reason for our improved performance was judicious stock selection, focusing on selected financially distressed companies that investors had essentially written off as headed for bankruptcy. Looking at the sector's underlying industries, stock picking in integrated telecom services and wireless telecom services helped the most compared with the Goldman Sachs index, while stock selection in movie and entertainment companies detracted from performance, as did underweightings in electric and gas utilities.

Q. The RBOCs, or regional Bell operating companies, were big detractors from the fund's absolute returns. What was your view of those companies during the period?

A. In the second half of the period, I increased the fund's exposure to the RBOCs, because I expected that the Federal Communications Commission (FCC) would loosen some of the requirements governing the ways in which the RBOCs are required to open up their network to competitors. Unfortunately, the ruling issued by the FCC was not as favorable as I anticipated. However, the issue is not dead and should be an ongoing focus of attention in 2003. Moreover, another regulatory hurdle for the RBOCs is expected to come in the middle of 2003, when the FCC will issue a ruling affecting the RBOCs' broadband offerings. Despite these and other competitive challenges, I thought the RBOCs' valuations were attractive and maintained large positions in all three - Verizon, BellSouth and SBC Communications.

Q. Aside from the RBOCs, which holdings detracted from performance?

A. Media company AOL Time Warner was a significant detractor in both relative and absolute terms. Weak results at the company's AOL subsidiary offset strong performance in its Time Warner unit, and I reduced our position. Also holding back our returns was Motorola, which reported weak demand for its semiconductor products while seeing firming sales of its cellular handsets. Compared with the Goldman Sachs index, an underweighting in regulated utility Southern Company and an overweighting in cable company Adelphia Communications early in the period also hurt performance.

Q. Which stocks helped the fund's performance?

A. Nextel Communications was the fund's top contributor on an absolute basis due to strong subscriber growth and better-than-expected profitability. The cellular service provider's walkie-talkie feature continued to distinguish Nextel's offerings from those of competitors, although this competitive advantage could disappear in the near future. Qwest Communications, the fund's largest holding for much of the period, was another contributor. The company was able to renegotiate its bank credit lines, begin implementation of business restructuring plans and enter into an agreement to sell its directories, thereby raising a substantial amount of cash. Chip maker QUALCOMM also helped our performance. The company benefited from increased sales of its CDMA chip sets to wireless companies in the U.S. and especially in Asia. On a relative basis, underweighting WorldCom and Duke Energy, which performed poorly, helped the fund.

Q. What's your outlook, Brian?

A. I think that 2003 could be challenging for many telecom companies, as a weak business environment, intense competition and regulatory pressures all represent barriers to increased profitability. Nevertheless, valuations in the telecom sector have become much more appealing than they once were, and I will continue to look for opportunities that other investors have misjudged while maintaining the fund's overall defensive positioning.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: July 29, 1985

Fund number: 096

Trading symbol: FSTCX

Size: as of February 28, 2003, more than
$312 million

Manager: Brian Younger, since 2002; manager, Fidelity Select Biotechnology Portfolio and Fidelity Advisor Biotechnology Fund, 2000-2002; joined Fidelity in 1995

3

Annual Report

Telecommunications Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 13.8%
Advanced Fibre Communication, Inc. (a)	122,800	$ 1,958,660
Alcatel SA sponsored ADR	611,400	4,334,826
Cisco Systems, Inc. (a)	12,000	167,760
Corning, Inc. (a)	902,300	4,439,316
Juniper Networks, Inc. (a)	98,000	881,020
Lucent Technologies, Inc. (a)	3,606,700	5,914,988
Motorola, Inc.	1,553,400	13,079,628
Nokia Corp. sponsored ADR	30,900	408,807
Nortel Networks Corp. (a)	3,421,300	7,390,003
QUALCOMM, Inc.	130,600	4,516,148
TOTAL COMMUNICATIONS EQUIPMENT		43,091,156
DIVERSIFIED TELECOMMUNICATION SERVICES - 53.7%
ALLTEL Corp.	331,300	14,385,046
AT&T Corp.	65,258	1,209,883
BCE, Inc.	6,800	127,231
BellSouth Corp.	668,500	14,486,395
CenturyTel, Inc.	322,200	8,828,280
Citizens Communications Co. (a)	1,446,400	14,189,184
Commonwealth Telephone Enterprises, Inc. (a)	25,000	944,000
KT Corp. sponsored ADR	5,000	92,500
Level 3 Communications, Inc. (a)	25,000	123,500
Qwest Communications International, Inc. (a)	12,489,044	44,710,777
SBC Communications, Inc.	1,458,500	30,336,800
Sprint Corp. - FON Group	72,200	916,940
Telefonos de Mexico SA de CV sponsored ADR	6,500	188,955
TeraBeam Networks (c)	5,600	1,400
Time Warner Telecom, Inc. Class A (a)	100,000	327,000
Verizon Communications, Inc.	1,074,000	37,138,920
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		168,006,811
MEDIA - 16.5%
AOL Time Warner, Inc. (a)	103,800	1,175,016
Cablevision Systems Corp. - NY Group Class A (a)	108,700	1,933,773
Comcast Corp.:
Class A (a)	441,549	12,902,062
Class A (special) (a)	322,700	9,064,643
Cox Communications, Inc. Class A (a)	345,200	10,235,180
EchoStar Communications Corp. Class A (a)	199,600	5,255,468
Liberty Media Corp. Class A (a)	1,194,072	10,973,522
TOTAL MEDIA		51,539,664
WIRELESS TELECOMMUNICATION SERVICES - 14.2%
AT&T Wireless Services, Inc. (a)	3,140,500	18,560,355
Nextel Communications, Inc. Class A (a)	793,500	11,172,480

	Shares	Value (Note 1)
SK Telecom Co. Ltd. sponsored ADR	5,000	$ 76,950
Sprint Corp. - PCS Group Series 1 (a)	11,400	45,144
Vodafone Group PLC sponsored ADR	811,600	14,689,960
TOTAL WIRELESS TELECOMMUNICATION SERVICES		44,544,889
TOTAL COMMON STOCKS (Cost $320,576,774)		307,182,520
Money Market Funds - 7.9%

Fidelity Cash Central Fund, 1.41% (b)	3,506,168	3,506,168
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	21,293,200	21,293,200
TOTAL MONEY MARKET FUNDS (Cost $24,799,368)		24,799,368
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $345,376,142)		331,981,888
NET OTHER ASSETS - (6.1)%		(19,142,905)
NET ASSETS - 100%		$ 312,838,983
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Networks	4/7/00	$ 21,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $545,256,457 and $560,186,864, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $401,870 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,400 or 0.0% of net assets.

Income Tax Information

At February 28, 2003, the fund had a capital loss carryforward of approximately $611,073,000 of which $449,206,000 and $161,867,000 will expire on February 28, 2010 and February 28, 2011, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $56,107,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $19,344,819) (cost $345,376,142) - See accompanying schedule		$ 331,981,888
Receivable for investments sold		3,713,792
Receivable for fund shares sold		534,210
Dividends receivable		121,931
Interest receivable		4,541
Redemption fees receivable		866
Other receivables		476,116
Total assets		336,833,344

Liabilities
Payable for investments purchased	$ 1,196,636
Payable for fund shares redeemed	1,296,987
Accrued management fee	163,170
Other payables and accrued expenses	44,368
Collateral on securities loaned, at value	21,293,200
Total liabilities		23,994,361

Net Assets		$ 312,838,983
Net Assets consist of:
Paid in capital		$ 1,001,568,084
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(675,334,847)
Net unrealized appreciation (depreciation) on investments		(13,394,254)
Net Assets, for 13,243,588 shares outstanding		$ 312,838,983
Net Asset Value and redemption price per share ($312,838,983 ÷ 13,243,588 shares)		$ 23.62
Maximum offering price per share (100/97.00 of $23.62)		$ 24.35

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 4,296,940
Interest		723,354
Security lending		117,277
Total income		5,137,571

Expenses
Management fee	$ 2,049,211
Transfer agent fees	3,067,857
Accounting and security lending fees	233,066
Non-interested trustees' compensation	1,308
Custodian fees and expenses	12,948
Registration fees	32,559
Audit	41,565
Legal	5,843
Miscellaneous	12,866
Total expenses before reductions	5,457,223
Expense reductions	(777,951)	4,679,272
Net investment income (loss)		458,299
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(175,057,439)
Foreign currency transactions	1,640
Total net realized gain (loss)		(175,055,799)
Change in net unrealized appreciation (depreciation) on investment securities		69,172,977
Net gain (loss)		(105,882,822)
Net increase (decrease) in net assets resulting from operations		$ (105,424,523)
Other Information
Sales charges paid to FDC		$ 385,203
Deferred sales charges withheld by FDC		$ 11,302
Exchange fees withheld by FSC		$ 24,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 458,299	$ 110,554
Net realized gain (loss)	(175,055,799)	(320,207,558)
Change in net unrealized appreciation (depreciation)	69,172,977	67,757,635
Net increase (decrease) in net assets resulting from operations	(105,424,523)	(252,339,369)
Distributions to shareholders from net investment income	(484,984)	(301,845)
Share transactions Net proceeds from sales of shares	210,541,381	160,894,245
Reinvestment of distributions	463,098	287,800
Cost of shares redeemed	(248,634,059)	(243,698,672)
Net increase (decrease) in net assets resulting from share transactions	(37,629,580)	(82,516,627)
Redemption fees	261,644	78,721
Total increase (decrease) in net assets	(143,277,443)	(335,079,120)

Net Assets
Beginning of period	456,116,426	791,195,546
End of period	$ 312,838,983	$ 456,116,426
Other Information Shares
Sold	8,350,188	4,106,379
Issued in reinvestment of distributions	17,622	7,785
Redeemed	(10,055,300)	(6,424,384)
Net increase (decrease)	(1,687,490)	(2,310,220)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 E	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 30.55	$ 45.89	$ 100.87	$ 61.85	$ 53.37
Income from Investment Operations
Net investment income (loss) C	.03	.01	(.12)	(.12)	(.06)
Net realized and unrealized gain (loss)	(6.95)	(15.33)	(45.86)	49.58	11.43
Total from investment operations	(6.92)	(15.32)	(45.98)	49.46	11.37
Distributions from net investment income	(.03)	(.02)	-	-	-
Distributions from net realized gain	-	-	(9.04)	(10.48)	(2.96)
Total distributions	(.03)	(.02)	(9.04)	(10.48)	(2.96)
Redemption fees added to paid in capital C	.02	- F	.04	.04	.07
Net asset value, end of period	$ 23.62	$ 30.55	$ 45.89	$ 100.87	$ 61.85
Total Return A,B	(22.60)%	(33.39)%	(49.80)%	84.89%	22.21%
Ratios to Average Net Assets D
Expenses before expense reductions	1.56%	1.29%	1.07%	1.12%	1.27%
Expenses net of voluntary waivers, if any	1.56%	1.29%	1.07%	1.12%	1.27%
Expenses net of all reductions	1.34%	1.20%	1.02%	1.09%	1.25%
Net investment income (loss)	.13%	.02%	(.17)%	(.15)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 312,839	$ 456,116	$ 791,196	$ 1,888,217	$ 824,175
Portfolio turnover rate	163%	169%	322%	173%	150%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. E For the year ended February 29. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	-27.55%	-28.31%	49.12%
Select Utilities Growth (load adj.)	-29.72%	-30.46%	44.64%
S&P 500	-22.68%	-14.08%	129.29%
GS Utilities	-27.51%	-35.23%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	-27.55%	-6.44%	4.08%
Select Utilities Growth (load adj.)	-29.72%	-7.01%	3.76%
S&P 500	-22.68%	-2.99%	8.65%
GS Utilities	-27.51%	-8.32%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 28, 1993, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Verizon Communications, Inc.	10.1
SBC Communications, Inc.	5.7
FPL Group, Inc.	4.9
AES Corp.	4.8
Equitable Resources, Inc.	4.5
BellSouth Corp.	4.4
TXU Corp.	4.3
Citizens Communications Co.	4.0
Dominion Resources, Inc.	3.6
Comverse Technology, Inc.	3.5
49.8
Top Industries as of February 28, 2003
% of fund's net assets
Diversified Telecommunication Services	35.5%
Electric Utilities	29.1%
Multi-Utilities & Unregulated Power	12.5%
Wireless Telecommunication Services	6.9%
Media	5.1%
All Others*	10.9%

* Includes short-term investments and net other assets.

Annual Report

Utilities Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Utilities Growth Portfolio

Q. How did the fund perform, Shep?

A. For the 12 months ending February 28, 2003, the fund returned -27.55%, compared with -22.68% for the Standard & Poor's 500 Index and -27.51% for the Goldman Sachs Utilities Index, an index of 105 stocks designed to measure the performance of companies in the utilities sector.

Q. What factors influenced the fund's performance?

A. Although utilities stocks were weak for the period as a whole, share prices for the group showed some improvement in the second half of the period, falling by a much smaller percentage than in the first half. To a large extent, this improvement reflected investors' attempts to take advantage of perceived bargains in telecommunications stocks around mid-October following steep declines earlier in the period. Compared with the Goldman Sachs index, stock selection in electric utilities helped performance. These benefits were partially offset by the fund's significant underweighting in electric utilities, which performed better than many other segments in our universe. I should point out, though, that I did increase our exposure to that industry during the period. On the negative side, both stock selection and our underweighting in wireless services stocks worked against us. Despite slowing growth and stiff competition, the group rallied sharply off its lows in the fall. On the other hand, our overweighting in integrated telecom services - consisting mainly of positions in the RBOCs, or regional Bell operating companies - was a drag on relative performance. While the RBOCs normally outperform when the overall market is falling, stiffer competition hurt their revenue growth. Furthermore, near the end of the period, the FCC issued a ruling that helped the RBOCs' competitors.

Q. Which stocks contributed to the fund's performance?

A. On an absolute basis, regulated utilities dominated the list of positive contributors, including Southern Company, Sempra Energy and SCANA. Traditionally, utilities have been considered defensive holdings for their stable earnings growth and ample dividends. Compared with the Goldman Sachs index, the fund benefited from avoiding Duke Energy, which fell sharply during the period due to earnings shortfalls associated primarily with a decline in its merchant energy business, in which it generates and sells power to other companies. In telecom, a significant overweighting in Citizens Communications helped performance by both absolute and relative measures. The rural telecom company made significant progress in reducing its debt load and completed the sale of its Hawaii-based electric power business in November 2002.

Q. Which holdings detracted from performance?

A. For reasons I mentioned earlier, RBOCs BellSouth, Verizon and SBC Communications all detracted from absolute performance, with BellSouth also one of the poorest performers on a relative basis. Additionally, Texas-based utility TXU hurt us from both absolute and relative standpoints due to our large overweighting in the stock. The company made an unsuccessful European acquisition that it subsequently exited in an attempt to refocus on its core business. AT&T also held back our returns compared with the Goldman Sachs index and on an absolute basis. The venerable long-distance provider reported a larger-than-expected loss in the fourth quarter of 2002 and warned that first-quarter results would likely come in under previous estimates.

Q. What's your outlook, Shep?

A. I'm cautiously optimistic that 2003 could be a better year for the telecom and power utilities industries - probably not a great year, but a lot better than 2002. The management teams of many telecom companies I follow are extremely focused on getting their cost structures in order, paying down debt and generally doing what is necessary to make their companies financially healthy again. On the power utilities side, too, we're seeing companies shed non-core businesses and refocus their strategies. Of course, there's only so much that cost-cutting and debt reduction can do. Overcapacity remains a problem that will have to be remedied in a number of markets. We could see some mergers and acquisitions in the wireless services market, and perhaps on the telecom equipment side, too. This consolidation might do a lot to correct the current imbalance of supply and demand in these markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 10, 1981

Fund number: 065

Trading symbol: FSUTX

Size: as of February 28, 2003, more than
$161 million

Manager: Shep Perkins, since 2002; manager, Fidelity Select Developing Communications Portfolio, since 2001; Fidelity Select Wireless Portfolio, since 2000; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

3

Annual Report

Utilities Growth Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 3.9%
Comverse Technology, Inc. (a)	550,500	$ 5,615,100
Motorola, Inc.	73,400	618,028
TOTAL COMMUNICATIONS EQUIPMENT		6,233,128
CONSTRUCTION & ENGINEERING - 0.4%
Dycom Industries, Inc. (a)	55,600	580,464
DIVERSIFIED TELECOMMUNICATION SERVICES - 35.5%
ALLTEL Corp.	19,600	851,032
BellSouth Corp.	326,100	7,066,587
CenturyTel, Inc.	115,000	3,151,000
Citizens Communications Co. (a)	657,400	6,449,094
Commonwealth Telephone Enterprises, Inc. (a)	21,200	800,512
IDT Corp. (a)	124,600	1,937,530
IDT Corp. Class B (a)	160,400	2,439,684
KT Corp. sponsored ADR	96,200	1,779,700
Qwest Communications International, Inc. (a)	1,387,106	4,965,839
SBC Communications, Inc.	444,400	9,243,520
Telefonos de Mexico SA de CV sponsored ADR	78,600	2,284,902
Time Warner Telecom, Inc. Class A (a)	5,900	19,293
Verizon Communications, Inc.	469,966	16,251,424
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		57,240,117
ELECTRIC UTILITIES - 29.0%
Ameren Corp.	111,200	4,335,688
Centerpoint Energy, Inc.	62,800	292,020
Cinergy Corp.	14,300	460,889
Constellation Energy Group, Inc.	30,800	807,576
Dominion Resources, Inc.	107,300	5,783,470
DPL, Inc.	81,700	988,570
DTE Energy Co.	70,200	2,909,088
Edison International (a)	84,000	1,038,240
Entergy Corp.	57,700	2,628,235
FirstEnergy Corp.	184,900	5,454,550
FPL Group, Inc.	142,400	7,975,824
Northeast Utilities	28,200	394,800
Southern Co.	188,300	5,311,943

	Shares	Value (Note 1)
TXU Corp.	436,100	$ 6,964,517
Wisconsin Energy Corp.	66,600	1,521,810
TOTAL ELECTRIC UTILITIES		46,867,220
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Itron, Inc. (a)	22,800	341,772
GAS UTILITIES - 3.1%
KeySpan Corp.	72,000	2,301,840
NiSource, Inc.	82,400	1,395,856
Sempra Energy	23,200	538,240
TransCanada PipeLines Ltd.	46,500	695,840
TOTAL GAS UTILITIES		4,931,776
MEDIA - 5.1%
AOL Time Warner, Inc. (a)	184,500	2,088,540
Cablevision Systems Corp. - NY Group Class A (a)	48,700	866,373
EchoStar Communications Corp. Class A (a)	128,000	3,370,240
General Motors Corp. Class H (a)	188,200	1,917,758
TOTAL MEDIA		8,242,911
MULTI-UTILITIES & UNREGULATED POWER - 12.5%
AES Corp. (a)	2,321,900	7,708,708
Energy East Corp.	42,000	790,440
Equitable Resources, Inc.	201,400	7,310,820
MDU Resources Group, Inc.	31,800	857,646
Reliant Resources, Inc. (a)	286,700	1,161,135
SCANA Corp.	77,100	2,312,229
TOTAL MULTI-UTILITIES & UNREGULATED POWER		20,140,978
WATER UTILITIES - 0.5%
Philadelphia Suburban Corp.	39,167	819,765
WIRELESS TELECOMMUNICATION SERVICES - 6.9%
American Tower Corp. Class A (a)	571,600	2,680,804
AT&T Wireless Services, Inc. (a)	131,700	778,347
KDDI Corp.	1,457	4,576,059
SK Telecom Co. Ltd. sponsored ADR	206,900	3,184,191
TOTAL WIRELESS TELECOMMUNICATION SERVICES		11,219,401
TOTAL COMMON STOCKS (Cost $178,864,066)		156,617,532
Convertible Preferred Stocks - 0.1%

ELECTRIC UTILITIES - 0.1%
Ameren Corp. $2.438 ACES (Cost $176,615)	7,000	180,600
Money Market Funds - 4.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.41% (b)	5,657,847	$ 5,657,847
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	2,343,100	2,343,100
TOTAL MONEY MARKET FUNDS (Cost $8,000,947)		8,000,947
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $187,041,628)		164,799,079
NET OTHER ASSETS - (2.1)%		(3,440,527)
NET ASSETS - 100%		$ 161,358,552
Security Type Abbreviation
ACES	-	Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $271,955,390 and $311,631,531, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57,117 for the period.
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $197,656,000 of which $56,129,000 and $141,527,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $8,710,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Utilities Sector

See accompanying notes which are an integral part of the financial statements.

Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $2,210,121) (cost $187,041,628) - See accompanying schedule		$ 164,799,079
Receivable for fund shares sold		40,109
Dividends receivable		435,248
Interest receivable		3,614
Redemption fees receivable		31
Other receivables		2,695
Total assets		165,280,776

Liabilities
Payable for investments purchased	$ 1,142,203
Payable for fund shares redeemed	289,473
Accrued management fee	80,433
Other payables and accrued expenses	67,015
Collateral on securities loaned, at value	2,343,100
Total liabilities		3,922,224

Net Assets		$ 161,358,552
Net Assets consist of:
Paid in capital		$ 397,436,585
Undistributed net investment income		450,556
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(214,286,040)
Net unrealized appreciation (depreciation) on investments		(22,242,549)
Net Assets, for 6,601,860 shares outstanding		$ 161,358,552
Net Asset Value and redemption price per share ($161,358,552 ÷ 6,601,860 shares)		$ 24.44
Maximum offering price per share (100/97.00 of $24.44)		$ 25.20

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 5,329,788
Interest		137,987
Security lending		30,951
Total income		5,498,726

Expenses
Management fee	$ 1,172,921
Transfer agent fees	1,222,041
Accounting and security lending fees	133,448
Non-interested trustees' compensation	758
Custodian fees and expenses	9,947
Registration fees	24,717
Audit	40,768
Legal	2,199
Miscellaneous	6,689
Total expenses before reductions	2,613,488
Expense reductions	(249,655)	2,363,833
Net investment income (loss)		3,134,893
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(121,973,156)
Foreign currency transactions	(15,916)
Total net realized gain (loss)		(121,989,072)
Change in net unrealized appreciation (depreciation) on investment securities		47,550,917
Net gain (loss)		(74,438,155)
Net increase (decrease) in net assets resulting from operations		$ (71,303,262)
Other Information
Sales charges paid to FDC		$ 69,718
Deferred sales charges withheld by FDC		$ 18,878
Exchange fees withheld by FSC		$ 9,163

See accompanying notes which are an integral part of the financial statements.

Annual Report

Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,134,893	$ 3,026,972
Net realized gain (loss)	(121,989,072)	(87,417,209)
Change in net unrealized appreciation (depreciation)	47,550,917	(53,640,144)
Net increase (decrease) in net assets resulting from operations	(71,303,262)	(138,030,381)
Distributions to shareholders from net investment income	(3,390,133)	(2,182,560)
Distributions to shareholders from net realized gain	-	(8,962,358)
Total distributions	(3,390,133)	(11,144,918)
Share transactions Net proceeds from sales of shares	36,907,796	90,371,121
Reinvestment of distributions	3,131,542	10,523,975
Cost of shares redeemed	(78,927,254)	(209,262,062)
Net increase (decrease) in net assets resulting from share transactions	(38,887,916)	(108,366,966)
Redemption fees	45,904	68,966
Total increase (decrease) in net assets	(113,535,407)	(257,473,299)

Net Assets
Beginning of period	274,893,959	532,367,258
End of period (including undistributed net investment income of $450,556 and undistributed net investment income of $780,219, respectively)	$ 161,358,552	$ 274,893,959
Other Information Shares
Sold	1,334,005	2,037,000
Issued in reinvestment of distributions	112,821	247,021
Redeemed	(2,855,573)	(4,842,366)
Net increase (decrease)	(1,408,747)	(2,558,345)

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 F	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 34.32	$ 50.37	$ 68.83	$ 61.58	$ 53.50
Income from Investment Operations
Net investment income (loss) C	.44	.33	2.48 D	.48	.44
Net realized and unrealized gain (loss)	(9.85)	(15.20)	(14.15)	16.46	15.77
Total from investment operations	(9.41)	(14.87)	(11.67)	16.94	16.21
Distributions from net investment income	(.48)	(.26)	(1.97)	(.42)	(.25)
Distributions from net realized gain	-	(.93)	(4.85)	(9.30)	(7.93)
Total distributions	(.48)	(1.19)	(6.82)	(9.72)	(8.18)
Redemption fees added to paid in capital C	.01	.01	.03	.03	.05
Net asset value, end of period	$ 24.44	$ 34.32	$ 50.37	$ 68.83	$ 61.58
Total Return A,B	(27.55)%	(29.94)%	(17.65)%	29.76%	32.17%
Ratios to Average Net Assets E
Expenses before expense reductions	1.30%	1.11%	1.01%	1.07%	1.18%
Expenses net of voluntary waivers, if any	1.30%	1.11%	1.01%	1.07%	1.18%
Expenses net of all reductions	1.17%	1.09%	.99%	1.04%	1.16%
Net investment income (loss)	1.56%	.77%	3.85%	.72%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 161,359	$ 274,894	$ 532,367	$ 645,105	$ 507,841
Portfolio turnover rate	139%	54%	80%	93%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $2.26 per share. E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Wireless Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the cumulative total returns, average annual returns or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Select Wireless	-34.24%	-75.77%
Select Wireless (load adj.)	-36.21%	-76.50%
S&P 500	-22.68%	-39.82%
GS Utilities	-27.51%	-52.42%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, or since the fund started on September 21, 2000. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 105 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Select Wireless	-34.24%	-44.09%
Select Wireless (load adj.)	-36.21%	-44.79%
S&P 500	-22.68%	-18.81%
GS Utilities	-27.51%	-26.26%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Select Wireless Portfolio on September 21, 2000, when the fund started, and the current 3.00% sales charge was paid. The chart shows what the value of your investment would have been, and also shows how the S&P 500 Index did over the same period.

Investment Summary

Top Ten Stocks as of February 28, 2003
% of fund's net assets
Motorola, Inc.	9.2
ALLTEL Corp.	8.0
Comverse Technology, Inc.	7.3
KDDI Corp.	7.0
American Tower Corp. Class A	6.7
Vodafone Group PLC sponsored ADR	6.5
Symbol Technologies, Inc.	5.3
Harris Corp.	3.9
SK Telecom Co. Ltd. sponsored ADR	3.9
AT&T Wireless Services, Inc.	3.3
61.1
Top Industries as of February 28, 2003
% of fund's net assets
Wireless Telecommunication Services	39.9%
Communications Equipment	24.3%
Diversified Telecommunication Services	11.4%
Electronic Equipment & Instruments	6.7%
Semiconductor Equipment & Products	4.5%
All Others*	13.2%

* Includes short-term investments and net other assets.

Annual Report

Wireless Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Wireless Portfolio

Q. How did the fund perform, Shep?

A. For the 12 months ending February 28, 2003, the fund returned -34.24%, compared with -22.68% for the Standard & Poor's 500 Index and -27.51% for the Goldman Sachs Utilities Index, an index of 105 stocks designed to measure the performance of companies in the utilities sector.

Q. Why did the fund trail its indexes during the period?

A. During the first half of the period, wireless companies struggled against a backdrop of a weak economy that failed to recover as expected, as well as slowing subscriber growth and intense price competition, especially among wireless services providers. As a result, wireless was one of the market's weakest groups at the period's halfway mark. However, in October and November, improving economic data triggered a rally led by telecommunications and technology stocks that buoyed the wireless group. Compared with the Goldman Sachs index, the fund underperformed as utility stocks generally outperformed the wireless sector. More specifically, we were hurt by stock selection in semiconductors and wireless telecom equipment, and by our lack of exposure to electric utilities stocks, which the fund generally does not own. On the other hand, we were helped by stock picking in electronic equipment and instruments and by a significant overweighting in wireless telecom services.

Q. What were some of the problems dogging wireless equipment and services companies?

A. Despite higher cell phone shipments in 2002 as compared with 2001, unit prices declined more than expected, depressing profits. Moreover, pricier models offering color screens and built-in cameras remained a small portion of overall sales. On the services side, it was the same old story - overall trends remained challenging as there were simply too many players to allow most of the carriers to prosper. Consolidation would be healthy for the industry, but unfortunately the likely suitors are focused on strengthening their balance sheets rather than buying other companies. It's kind of a catch-22 situation - the industry needs consolidation in order for the fundamentals to improve, but the fundamentals need to improve before consolidation is feasible.

Q. Which stocks helped performance?

A. Nextel Communications was the fund's top contributor on an absolute basis and also a strong contributor to relative performance. Virtually alone among cellular service providers, Nextel logged strong subscriber growth and better-than-expected profitability due largely to its popular walkie-talkie feature. We also benefited from American Tower on both an absolute basis and relative to the Goldman Sachs index. The company streamlined its operations and narrowed its losses for 2002 versus the previous year, while achieving positive free cash flow in the fourth quarter of 2002. Compared with the index, we benefited from an overweighting in wireless services provider Vodafone. The world's largest cellular services provider, with over 100 million subscribers in 28 countries, reported stronger gains in revenues and operating profits than most competitors.

Q. Which stocks held back performance?

A. Wireless semiconductor maker Atmel and service provider Sprint Corp.-PCS were first and second, respectively, on our list of detractors from absolute and relative performance. Semiconductor demand in the wireless market was disappointing during the period. Additionally, Atmel was the target of class action lawsuits by disgruntled investors who charged that the company concealed problems with defective chips and artificially inflated its stock price. The fund did not own Atmel as of the end of the period. Sprint was perhaps in the weakest financial condition of the six major cellular service providers after the company's push for growth into the credit-challenged segment backfired. The fund's largest holding during the period on average was ALLTEL, which detracted from absolute performance but helped on a relative basis, as ALLTEL's share price gave up less ground than the index did. Meanwhile, the fund's largest holding at the end of the period, Motorola, fell on news of disappointing sales growth. However, I felt the company's aggressive cost cutting set the stage for a return to healthy profitability and used the stock's weakness to increase our position.

Q. What's your outlook, Shep?

A. Wireless companies could continue to struggle over the near term. However, there are several companies taking aggressive right-sizing steps that should benefit the stocks when demand stabilizes. Unfortunately, with so much competition in everything from wireless services to handsets, pricing pressure could remain a lingering issue. That said, I'll continue to focus on companies with cheaper valuations and the most promising turnaround prospects, as well as the more stable market leaders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 21, 2000

Fund number: 963

Trading symbol: FWRLX

Size: as of February 28, 2003, more than
$51 million

Manager: Shep Perkins, since inception; manager, Fidelity Select Utilities Growth Portfolio, since 2002; Fidelity Select Developing Communications Portfolio, since 2001; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

3

Annual Report

Wireless Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Common Stocks - 90.3%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 24.3%
Comverse Technology, Inc. (a)	371,120	$ 3,785,424
Harris Corp.	67,100	2,010,316
Motorola, Inc.	562,280	4,734,396
Nokia Corp. sponsored ADR	43,130	570,610
QUALCOMM, Inc.	25,350	876,603
UTStarcom, Inc. (a)	32,600	592,668
TOTAL COMMUNICATIONS EQUIPMENT		12,570,017
CONSTRUCTION & ENGINEERING - 0.7%
Dycom Industries, Inc. (a)	31,700	330,948
DIVERSIFIED TELECOMMUNICATION SERVICES - 11.4%
ALLTEL Corp.	95,490	4,146,176
IDT Corp. (a)	68,000	1,057,400
IDT Corp. Class B (a)	17,100	260,091
KT Corp. sponsored ADR	24,100	445,850
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		5,909,517
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.7%
Symbol Technologies, Inc.	259,200	2,742,336
Trimble Navigation Ltd. (a)	44,200	740,350
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		3,482,686
HOUSEHOLD DURABLES - 1.0%
Garmin Ltd. (a)	15,799	527,055
INTERNET SOFTWARE & SERVICES - 0.6%
Openwave Systems, Inc. (a)	226,500	323,895
MEDIA - 1.2%
EchoStar Communications Corp. Class A (a)	22,800	600,324
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.5%
RF Micro Devices, Inc. (a)	21,900	143,226
Skyworks Solutions, Inc. (a)	95,000	663,100
Texas Instruments, Inc.	89,700	1,502,475
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		2,308,801
WIRELESS TELECOMMUNICATION SERVICES - 39.9%
American Tower Corp. Class A (a)	744,050	3,489,595
AT&T Wireless Services, Inc. (a)	287,260	1,697,707
Boston Communications Group, Inc. (a)	39,200	500,976
Crown Castle International Corp. (a)	83,000	322,040
KDDI Corp.	1,151	3,614,992
Nextel Communications, Inc. Class A (a)	94,350	1,328,448
SK Telecom Co. Ltd. sponsored ADR	129,800	1,997,622
Sprint Corp. - PCS Group Series 1 (a)	313,950	1,243,242
Telefonica Moviles SA ADR (a)	37,800	240,030
Telephone & Data Systems, Inc.	38,199	1,530,634

	Shares	Value (Note 1)
U.S. Cellular Corp. (a)	54,100	$ 1,317,335
Vodafone Group PLC sponsored ADR	184,690	3,342,889
TOTAL WIRELESS TELECOMMUNICATION SERVICES		20,625,510
TOTAL COMMON STOCKS (Cost $58,011,168)		46,678,753
Money Market Funds - 16.5%

Fidelity Cash Central Fund, 1.41% (b)	5,370,651	5,370,651
Fidelity Securities Lending Cash Central Fund, 1.38% (b)	3,183,000	3,183,000
TOTAL MONEY MARKET FUNDS (Cost $8,553,651)		8,553,651
TOTAL INVESTMENT PORTFOLIO - 106.8% (Cost $66,564,819)		55,232,404
NET OTHER ASSETS - (6.8)%		(3,512,882)
NET ASSETS - 100%		$ 51,719,522
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $72,202,878 and $67,252,939, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $14,099 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.1%
Japan	7.0
United Kingdom	6.5
Korea (South)	4.8
Finland	1.1
Cayman Islands	1.0
Others (individually less than 1%)	0.5
100.0%
Income Tax Information
At February 28, 2003, the fund had a capital loss carryforward of approximately $135,087,000 of which $66,186,000 and $68,901,000 will expire on February 28, 2010 and February 28, 2011, respectively.
The fund intends to elect to defer to its fiscal year ending February 29, 2004 approximately $11,514,000 of losses recognized during the period November 1, 2002 to February 28, 2003.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including securities loaned of $3,017,226) (cost $66,564,819) - See accompanying schedule		$ 55,232,404
Cash		1,017
Receivable for investments sold		209,040
Receivable for fund shares sold		35,167
Dividends receivable		47,824
Interest receivable		3,405
Redemption fees receivable		1
Other receivables		2,756
Total assets		55,531,614

Liabilities
Payable for investments purchased	$ 493,569
Payable for fund shares redeemed	54,107
Accrued management fee	24,916
Other payables and accrued expenses	56,500
Collateral on securities loaned, at value	3,183,000
Total liabilities		3,812,092

Net Assets		$ 51,719,522
Net Assets consist of:
Paid in capital		$ 211,055,006
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(148,003,069)
Net unrealized appreciation (depreciation) on investments		(11,332,415)
Net Assets, for 21,346,024 shares outstanding		$ 51,719,522
Net Asset Value and redemption price per share ($51,719,522 ÷ 21,346,024 shares)		$ 2.42
Maximum offering price per share (100/97.00 of $2.42)		$ 2.49

Statement of Operations

Year ended February 28, 2003

Investment Income
Dividends		$ 430,099
Interest		82,046
Security lending		46,211
Total income		558,356

Expenses
Management fee	$ 382,113
Transfer agent fees	906,625
Accounting and security lending fees	62,774
Non-interested trustees' compensation	245
Custodian fees and expenses	8,016
Registration fees	27,453
Audit	36,256
Legal	339
Miscellaneous	938
Total expenses before reductions	1,424,759
Expense reductions	(103,316)	1,321,443
Net investment income (loss)		(763,087)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(62,443,358)
Foreign currency transactions	(3,595)
Total net realized gain (loss)		(62,446,953)
Change in net unrealized appreciation (depreciation) on investment securities		33,389,361
Net gain (loss)		(29,057,592)
Net increase (decrease) in net assets resulting from operations		$ (29,820,679)
Other Information
Sales charges paid to FDC		$ 171,791
Deferred sales charges withheld by FDC		$ 107
Exchange fees withheld by FSC		$ 5,280

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (763,087)	$ (890,954)
Net realized gain (loss)	(62,446,953)	(67,714,990)
Change in net unrealized appreciation (depreciation)	33,389,361	(6,836,053)
Net increase (decrease) in net assets resulting from operations	(29,820,679)	(75,441,997)
Share transactions Net proceeds from sales of shares	48,893,521	94,265,620
Cost of shares redeemed	(44,706,915)	(99,176,215)
Net increase (decrease) in net assets resulting from share transactions	4,186,606	(4,910,595)
Redemption fees	88,092	102,415
Total increase (decrease) in net assets	(25,545,981)	(80,250,177)

Net Assets
Beginning of period	77,265,503	157,515,680
End of period	$ 51,719,522	$ 77,265,503
Other Information Shares
Sold	15,775,129	16,329,176
Redeemed	(15,442,073)	(17,138,407)
Net increase (decrease)	333,056	(809,231)

Financial Highlights

Years ended February 28,	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 3.68	$ 7.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.04)	(.02)
Net realized and unrealized gain (loss)	(1.23)	(3.50)	(2.76)
Total from investment operations	(1.26)	(3.54)	(2.78)
Distributions in excess of net realized gain	-	-	(.01)
Redemption fees added to paid in capital E	- H	- H	.01
Net asset value, end of period	$ 2.42	$ 3.68	$ 7.22
Total Return B, C, D	(34.24)%	(49.03)%	(27.71)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.17%	1.59%	1.51% A
Expenses net of voluntary waivers, if any	2.17%	1.59%	1.51%A
Expenses net of all reductions	2.01%	1.54%	1.48%A
Net investment income (loss)	(1.16)%	(.72)%	(.43)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,720	$ 77,266	$ 157,516
Portfolio turnover rate	110%	148%	155%A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Money Market Portfolio

Performance

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Money Market	1.50%	22.94%	53.52%
Select Money Market (load adj.)	-1.55%	19.25%	48.92%
All Taxable Money Market Funds Average	1.19%	21.58%	51.36%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3.00% sales charge. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Past 5 years	Past 10 years
Select Money Market	1.50%	4.22%	4.38%
Select Money Market (load adj.)	-1.55%	3.58%	4.06%
All Taxable Money Market Funds Average	1.19%	3.98%	4.23%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Yields

	2/25/03	12/3/02	9/3/02	5/28/02	2/26/02
Select Money Market	1.05%	1.31%	1.53%	1.70%	1.72%
All Taxable Money Market Funds Average	.77%	.96%	1.28%	1.31%	1.46%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average. Figures for the all taxable money market funds average are from iMoneyNet, Inc.

Comparing Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Annual Report

36Money Market Portfolio
Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Todd, Portfolio Manager of Fidelity Select Money Market Portfolio

Q. John, what was the investment environment like during the 12 months that ended February 28, 2003?

A. The U.S. economy showed signs of robust growth at the start of 2002, but optimism in the marketplace about a sustained recovery soon diminished. Declining consumer confidence, excess industrial capacity and rising unemployment signaled that a strong rebound was not imminent. While consumer spending remained solid, the Federal Reserve Board realized that the economy would not stabilize without increased corporate spending on plants, equipment, technology and research. As a result, the Fed kept short-term interest rates very low. As the year progressed, long-term money market securities offered little to no yield advantage over short-term securities, reflecting market sentiment that the Fed would cut rates in the fourth quarter of 2002. That expectation was confirmed in early November, when the Fed cut the rate banks charge each other for overnight loans - known as the fed funds target rate - by 0.50 percentage points, bringing it to a 40-year low of 1.25%. The Fed felt forced to lower rates because the economy struggled within an environment of geopolitical uncertainty brought on by the possibility of war with Iraq.

Q. What other factors influenced the money markets during the past year?

A. The threat of terrorism, tension with North Korea and decreased investor confidence also clouded the economic outlook. Corporate America chose to delay increasing capital spending until the geopolitical picture became clearer. In addition, scandals involving corporate governance and accounting fraud caused weakness in the corporate bond market. Corporate management teams focused more attention on strengthening their balance sheets than on investing in growing their businesses. The resulting increase in corporate cash balances - in addition to individual investors' diminished tolerance for riskier asset classes - led to record inflows into the money markets. At the same time, the diminished funding needs of corporations led to a decrease in new issuance. These factors put downward pressure on money market yields.

Q. What was your strategy with the fund against this volatile backdrop?

A. With longer-term money market securities offering little-to-no yield advantage over short-term issues, there was hardly any incentive to invest in longer-term securities on a regular basis. I tended to focus on the 30- to 90-day maturity range, allowing these securities to mature, then investing the proceeds once again in 30- to 90-day securities.

Q. What about your sector allocation strategy?

A. Looking at sectors, I increased the fund's allocation to asset-backed securities, agency issues and repurchase agreements because they offered particularly attractive opportunities. On the other hand, the fund's stake in certificates of deposit declined because these investments became less appealing. Sluggish economic growth meant that the banking sector felt less of a need to come to market for funding.

Q. How did the fund perform during the past 12 months?

A. The fund's seven-day yield on February 28, 2003, was 1.06%, compared to 1.73% 12 months ago. For the 12 months that ended February 28, 2003, the fund had a total return of 1.50%, compared to 1.19% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook for the next several months, John?

A. While the recent recession was mild by historical standards, the current recovery has progressed lethargically. A significant wave of mortgage refinancing put more cash into consumers' pockets, translating into sustained consumer spending. However, it is unlikely that this phenomenon will continue to shore up the economy for a prolonged period of time. Any increase in corporate spending and hiring would spur a stronger rebound, but companies have "hunkered down" due to the uncertain geopolitical climate. With inflation at low levels and revenues growing only slowly, corporations instead have worked to improve their balance sheets by trimming staff and reducing debt. With interest rates already quite low, I think it is unlikely that the Fed will cut short-term interest rates further in the near future. If the economic environment improves later this year or early next year and the Fed responds by raising rates, I believe it will do so in a slow, measured basis so that it doesn't disrupt any economic recovery.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: August 30, 1985

Fund number: 085

Trading symbol: FSLXX

Size: as of February 28, 2003, more than
$1.0 billion

Manager: John Todd, since 1991; manager, several Fidelity and Spartan money market funds; joined Fidelity in 1981

3

Annual Report

Money Market Portfolio

Investments February 28, 2003

Showing Percentage of Net Assets

Certificates of Deposit - 34.7%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 0.9%
HSBC Bank USA
5/19/03	1.35%	$ 5,000,000	$ 5,000,000
World Savings Bank FSB
3/6/03	1.35	5,000,000	4,999,972
			9,999,972
London Branch, Eurodollar, Foreign Banks - 14.8%
Barclays Bank PLC
5/19/03	1.35	5,000,000	5,000,000
5/19/03	1.39	5,000,000	5,000,000
6/4/03	1.40	5,000,000	5,000,000
6/10/03	1.33	25,000,000	25,000,000
Bayerische Hypo-und Vereinsbank AG
3/27/03	1.71	10,000,000	10,000,000
BNP Paribas SA
3/18/03	1.75	5,000,000	5,000,000
6/5/03	1.39	10,000,000	10,000,000
Deutsche Bank AG
6/11/03	1.35	10,000,000	10,000,000
HBOS Treasury Services PLC
3/5/03	1.38	5,000,000	5,000,000
3/18/03	1.76	5,000,000	5,000,000
3/20/03	1.76	15,000,000	15,000,000
3/21/03	1.80	5,000,000	5,000,000
3/25/03	1.80	10,000,000	10,000,000
5/6/03	1.28	5,000,000	5,000,000
ING Bank NV
5/6/03	1.28	10,000,000	10,000,000
5/12/03	1.35	10,000,000	10,000,000
Landesbank Hessen-Thuringen
5/30/03	1.38	5,000,000	5,000,000
Nordea Bank Finland PLC
3/18/03	1.77	5,000,000	5,000,000
4/14/03	1.35	5,000,000	5,000,000
Societe Generale
3/6/03	1.35	5,000,000	5,000,000
			160,000,000
New York Branch, Yankee Dollar, Foreign Banks - 19.0%
Abbey National Treasury Services PLC
3/3/03	1.25 (b)	10,000,000	9,999,456
3/10/03	1.25 (b)	5,000,000	4,999,671
Barclays Bank PLC
3/7/03	1.27	10,000,000	10,000,031
BNP Paribas SA
3/10/03	1.31	20,000,000	20,000,000
6/20/03	1.35	5,000,000	5,000,000
9/19/03	1.43	5,000,000	5,000,000
Canadian Imperial Bank of Commerce
5/6/03	1.28	10,000,000	10,000,000
Credit Agricole Indosuez
3/7/03	1.27	5,000,000	5,000,008

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
4/1/03	1.27% (b)	$ 5,000,000	$ 4,999,741
4/22/03	1.27	10,000,000	10,000,000
Deutsche Bank AG
3/24/03	1.24 (b)	5,000,000	4,999,810
Dexia Bank SA
3/27/03	1.25 (b)	5,000,000	4,999,600
4/21/03	1.27	20,000,000	20,000,000
Royal Bank of Canada
3/24/03	1.24 (b)	5,000,000	4,999,802
Royal Bank of Scotland PLC
3/6/03	1.27	15,000,000	15,000,000
3/18/03	1.29	10,000,000	10,000,000
4/7/03	1.27	5,000,000	5,000,000
4/21/03	1.27	15,000,000	15,000,000
Societe Generale
3/5/03	1.30 (b)(d)	5,000,000	4,999,476
3/21/03	1.26 (b)	5,000,000	4,999,890
3/27/03	1.25 (b)	10,000,000	9,999,238
Svenska Handelsbanken AB
3/3/03	1.26 (b)	5,000,000	4,999,075
Toronto-Dominion Bank
6/19/03	1.27	5,000,000	5,000,000
WestLB AG
8/26/03	1.28	10,000,000	10,000,000
			204,995,798
TOTAL CERTIFICATES OF DEPOSIT			374,995,770
Commercial Paper - 26.1%

Aegon Funding Corp.
5/19/03	1.28	35,000,000	34,901,689
Citibank Credit Card Master Trust I (Dakota Certificate Program)
3/21/03	1.35	5,000,000	4,996,250
3/27/03	1.34	5,000,000	4,995,161
4/9/03	1.28	29,000,000	28,959,787
5/12/03	1.28	5,000,000	4,987,200
5/22/03	1.28	5,000,000	4,985,422
Citicorp
3/20/03	1.35	5,000,000	4,996,438
DaimlerChrysler NA Holding Corp.
3/18/03	1.97	5,000,000	4,995,372
5/20/03	1.60	5,000,000	4,982,333
Edison Asset Securitization LLC
5/22/03	1.30	10,000,000	9,970,617
6/3/03	1.35	5,000,000	4,982,506
Ford Motor Credit Co.
3/17/03	1.97	5,000,000	4,995,644
GE Capital International Funding, Inc.
5/19/03	1.38	5,000,000	4,984,968
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
4/28/03	1.62%	$ 5,000,000	$ 4,987,031
5/7/03	1.37	20,000,000	19,949,378
ING America Insurance Holdings, Inc.
3/21/03	1.36	5,000,000	4,996,250
Lloyds TSB Bank PLC
5/5/03	1.35	10,000,000	9,975,806
Montauk Funding Corp.
4/3/03	1.27	24,000,000	23,972,060
Morgan Stanley Dean Witter Australia Finance Ltd.
7/10/03	1.36	10,000,000	9,950,875
New Center Asset Trust
6/3/03	1.36	5,000,000	4,982,375
Newcastle (Discover Card Master Trust)
4/4/03	1.28	5,000,000	4,993,956
Newport Funding Corp.
5/14/03	1.27	5,000,000	4,986,999
Paradigm Funding LLC
3/11/03	1.28	24,900,000	24,891,147
4/25/03	1.28	4,000,000	3,992,178
Sheffield Receivables Corp.
3/5/03	1.27	25,000,000	24,996,472
Shell Finance Netherlands BV
6/13/03	1.67	10,000,000	9,952,333
Societe Generale NA
4/15/03	1.30	5,000,000	4,991,906
TOTAL COMMERCIAL PAPER			281,352,153
Federal Agencies - 12.8%

Fannie Mae - 7.7%
Discount Notes - 7.7%
3/7/03	1.49	15,000,000	14,996,300
6/27/03	1.31	5,000,000	4,978,694
7/7/03	1.35	15,000,000	14,928,533
10/17/03	1.30	10,000,000	9,917,583
11/14/03	1.45	25,446,000	25,185,221
12/12/03	1.34	13,000,000	12,863,673
			82,870,004
Federal Home Loan Bank - 5.1%
Agency Coupons - 5.1%
2/24/04	1.40	15,000,000	14,999,715
2/24/04	1.46	5,000,000	5,000,000
3/5/04	1.41	15,000,000	15,000,000

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
3/8/04	1.49%	$ 10,000,000	$ 10,000,000
3/10/04	1.44	10,000,000	10,000,000
			54,999,715
TOTAL FEDERAL AGENCIES			137,869,719
U.S. Treasury Obligations - 2.1%

U.S. Treasury Bills - 2.1%
5/8/03	1.40	10,000,000	9,973,650
6/5/03	1.31	13,000,000	12,954,933
TOTAL U.S. TREASURY OBLIGATIONS			22,928,583
Bank Notes - 0.9%

U.S. Bank NA, Cincinnati
3/27/03	1.26 (b)	10,000,000	9,999,149
Master Notes - 3.1%

General Motors Acceptance Corp. Mortgage Credit
3/3/03	1.79 (c)	8,000,000	7,999,206
Goldman Sachs Group, Inc.
3/19/03	1.43 (c)	5,000,000	5,000,000
6/24/03	1.36 (c)	10,000,000	10,000,000
8/12/03	1.38 (c)	10,000,000	10,000,000
TOTAL MASTER NOTES			32,999,206
Medium-Term Notes - 6.0%

Bank One NA, Chicago
3/5/03	1.29 (b)(d)	10,000,000	9,999,000
Citigroup, Inc.
3/10/03	1.57 (b)	5,000,000	5,014,128
GE Capital Assurance Co.
3/3/03	1.45 (b)(c)	5,000,000	5,000,000
GE Life & Annuity Assurance Co.
3/1/03	1.45 (b)(c)	15,000,000	15,000,000
General Electric Capital Corp.
3/10/03	1.37 (b)	5,000,000	5,000,000
3/17/03	1.37 (b)	5,000,000	5,000,000
Harwood Street Funding I LLC
3/20/03	1.46 (a)(b)	5,000,000	5,000,000
Verizon Global Funding Corp.
3/17/03	1.66 (b)	10,000,000	10,000,000
Wells Fargo & Co.
3/3/03	1.33 (b)	5,000,000	5,000,000
TOTAL MEDIUM-TERM NOTES			65,013,128
Short-Term Notes - 0.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Metropolitan Life Insurance Co.
4/1/03	1.57% (b)(c)	$ 5,000,000	$ 5,000,000
New York Life Insurance Co.
4/1/03	1.51 (b)(c)	5,000,000	5,000,000
TOTAL SHORT-TERM NOTES			10,000,000
Repurchase Agreements - 14.6%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Government Obligations dated 2/28/03 due 3/3/03 At 1.38%)	$ 2,276,261	2,276,000
With:
Banc of America Securities LLC At:
1.3%, dated 2/5/03 due 3/18/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $5,221,225, 5%, 2/25/33)	5,007,403	5,000,000
1.4%, dated 2/28/03 due 3/3/03 (Collateralized by Mortgage Loan Obligations with principal amounts of $41,983,135, 2.53% - 8%, 11/6/04 - 3/15/13)	45,005,250	45,000,000
Countrywide Securities Corp. At 1.44%, dated 2/28/03 due 3/3/03 (Collateralized by Commercial Paper Obligations with principal amounts of $36,068,476, 4.929%, 4/25/32)	30,003,595	30,000,000
Deutsche Bank Securities, Inc. At 1.38%, dated 2/28/03 due 3/3/03 (Collateralized by Corporate Obligations with principal amounts of $41,296,581, 0% - 9.8%, 7/1/03 - 3/15/32)	35,004,025	35,000,000
J.P. Morgan Securities, Inc. At 1.34%, dated 2/24/03 due 3/19/03 (Collateralized by Corporate Obligations with principal amounts of $4,955,000, 0% - 6.1%, 4/15/03 - 5/15/12)	5,004,281	5,000,000
Lehman Brothers, Inc. At 1.4%, dated 1/30/03 due 3/19/03 (Collateralized by Corporate Obligations with principal amounts of $4,200,000, 7.75%, 3/1/11)	5,009,333	5,000,000
Merrill Lynch, Pierce, Fenner & Smith At 1.38%, dated 1/17/03 due 3/20/03 (Collateralized by Corporate Obligations with principal amounts of $5,945,000, 7% - 8.375%, 8/15/07 - 3/1/29)	5,011,883	5,000,000

	Maturity Amount	Value (Note 1)
Morgan Stanley & Co. At:
1.33%, dated 2/6/03 due 3/18/03 (Collateralized by Corporate Obligations with principal amounts of $4,469,133, 0% - 8.375%, 5/1/03 - 3/4/08)	$ 5,007,389	$ 5,000,000
1.36%, dated 2/24/03 due 3/19/03 (Collateralized by Mortage Loan Obligations with principal amounts of $780,662,120, 0.961% - 8.66%, 7/2/11 - 11/11/30)	20,017,378	20,000,000
TOTAL REPURCHASE AGREEMENTS		157,276,000
TOTAL INVESTMENT PORTFOLIO - 101.2%	1,092,433,708
NET OTHER ASSETS - (1.2)%	(12,856,197)
NET ASSETS - 100%	$ 1,079,577,511
Total Cost for Income Tax Purposes $ 1,092,433,708
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,000,000 or 0.5% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflect the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
GE Capital Assurance Co. 1.45%, 3/3/03	7/30/02	$ 5,000,000
GE Life & Annuity Assurance Co. 1.45%, 3/1/03	3/28/02	$ 15,000,000
General Motors Acceptance Corp. Mortgage Credit 1.79%, 3/3/03	2/3/03	$ 8,000,000
Goldman Sachs Group, Inc.: 1.36%, 6/24/03	2/24/03	$ 10,000,000
1.38%, 8/12/03	2/11/03	$ 10,000,000
1.43%, 3/19/03	12/19/02	$ 5,000,000
Metropolitan Life Insurance Co. 1.57%, 4/1/03	3/26/02	$ 5,000,000
New York Life Insurance Co. 1.51%, 4/1/03	2/28/02	$ 5,000,000
(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $62,999,206 or 5.8% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $11,080,143. The weighted average interest rate was 1.77%. Interest earned from the interfund lending program amounted to $7,618 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

A total of 2.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns (unaudited).

Money Market

See accompanying notes which are an integral part of the financial statements.

Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets
Investment in securities, at value (including repurchase agreements of $157,276,000) - See accompanying schedule		$ 1,092,433,708
Cash		970
Receivable for fund shares sold		6,931,338
Interest receivable		1,119,377
Other receivables		65,251
Total assets		1,100,550,644

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 14,998,476
Payable for fund shares redeemed	5,566,936
Distributions payable	64,000
Accrued management fee	178,132
Other payables and accrued expenses	165,589
Total liabilities		20,973,133

Net Assets		$ 1,079,577,511
Net Assets consist of:
Paid in capital		$ 1,079,577,511
Net Assets, for 1,079,460,606 shares outstanding		$ 1,079,577,511
Net Asset Value and redemption price per share ($1,079,577,511 ÷ 1,079,460,606 shares)		$ 1.00
Maximum offering price per share (100/97.00 of $1.00)		$ 1.03

Statement of Operations

Year ended February 28, 2003

Investment Income
Interest		$ 18,617,236
Expenses
Management fee	$ 2,043,562
Transfer agent fees	1,538,628
Accounting fees and expenses	118,084
Non-interested trustees' compensation	3,727
Custodian fees and expenses	30,039
Registration fees	94,449
Audit	43,352
Legal	3,804
Miscellaneous	6,728
Total expenses before reductions	3,882,373
Expense reductions	(3,894)	3,878,479
Net investment income		14,738,757
Net Realized Gain (Loss) on investment securities		68,356
Net increase in net assets resulting from operations		$ 14,807,113
Other Information
Sales charges paid to FDC		$ 514,164
Deferred sales charges withheld by FDC		$ 38,966
See accompanying notes which are an integral part of the financial statements.

Annual Report

Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended February 28, 2003	Year ended February 28, 2002
Operations
Net investment income	$ 14,738,757	$ 37,934,865
Net realized gain (loss)	68,356	(2,041)
Net increase (decrease) in net assets resulting from operations	14,807,113	37,932,824
Distributions to shareholders from net investment income	(14,738,757)	(37,934,865)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,928,640,505	2,400,453,329
Reinvestment of distributions	14,606,333	36,325,666
Cost of shares redeemed	(1,901,606,880)	(2,572,268,150)
Net increase (decrease) in net assets and shares resulting from share transactions	41,639,958	(135,489,155)
Total increase (decrease) in net assets	41,708,314	(135,491,196)

Net Assets
Beginning of period	1,037,869,197	1,173,360,393
End of period	$ 1,079,577,511	$ 1,037,869,197

Financial Highlights

Years ended February 28,	2003	2002	2001	2000 D	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.015	.033	.060	.050	.050
Distributions from net investment income	(.015)	(.033)	(.060)	(.050)	(.050)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.50%	3.30%	6.19%	5.08%	5.08%
Ratios to Average Net Assets C
Expenses before expense reductions	.38%	.37%	.50%	.48%	.50%
Expenses net of voluntary waivers, if any	.38%	.37%	.50%	.48%	.50%
Expenses net of all reductions	.38%	.37%	.50%	.48%	.49%
Net investment income	1.45%	3.38%	6.02%	4.95%	5.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,079,578	$ 1,037,869	$ 1,173,360	$ 888,869	$ 1,126,174

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. D For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Money Market

1. Significant Accounting Policies.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust is comprised of equity funds (the fund or the funds), which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund, which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Financial Services estimates the components of distributions received from Real Estate Investment Trusts (REIT's). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each applicable fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. For the Money Market Portfolio, dividends are declared daily and paid monthly from net investment income and distributions from realized gains, if any, are recorded on the ex-dividend date. Distributions from net investment income and realized gains are recorded on the ex-dividend date for all other funds.

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. There were no significant book-to-tax differences during the period for the money market fund. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Air Transportation	$ 26,693,655	$ 3,073,315	$ (5,368,524)	$ (2,295,209)
Automotive	18,975,476	1,243,981	(2,310,086)	(1,066,105)
Banking	319,901,459	80,242,419	(16,781,584)	63,460,835
Biotechnology	1,560,220,346	309,808,364	(291,308,629)	18,499,735
Brokerage and Investment Management	292,457,521	44,267,963	(51,361,702)	(7,093,739)
Business Services and Outsourcing	34,180,863	2,542,223	(6,718,961)	(4,176,738)
Chemicals	29,534,515	1,996,177	(3,120,044)	(1,123,867)
Computers	666,989,774	59,576,591	(134,626,000)	(75,049,409)
Construction and Housing	53,971,457	3,719,747	(5,924,099)	(2,204,352)
Consumer Industries	21,256,047	1,438,751	(2,219,936)	(781,185)
Cyclical Industries	16,870,605	751,011	(2,430,608)	(1,679,597)
Defense and Aerospace	316,972,658	15,796,817	(50,891,655)	(35,094,838)
Developing Communications	387,231,396	21,837,608	(62,352,730)	(40,515,122)
Electronics	3,205,002,594	220,336,954	(1,189,279,339)	(968,942,385)
Energy	196,624,638	14,768,981	(14,437,956)	331,025
Energy Service	438,911,039	103,004,892	(40,965,412)	62,039,480
Environmental	15,066,416	517,785	(3,828,859)	(3,311,074)
Financial Services	366,871,325	63,212,912	(32,610,673)	30,602,239
Food and Agriculture	93,212,433	5,695,612	(10,204,158)	(4,508,546)
Gold	599,408,236	160,629,416	(30,503,779)	130,125,637
Health Care	1,577,595,130	328,115,685	(122,410,609)	205,705,076
Home Finance	260,597,825	79,435,520	(13,735,932)	65,699,588
Industrial Equipment	19,992,809	1,053,792	(3,190,823)	(2,137,031)
Industrial Materials	47,495,579	2,815,464	(2,881,059)	(65,595)
Insurance	87,686,014	8,905,898	(6,696,944)	2,208,954
Leisure	121,360,205	13,383,488	(13,086,825)	296,663
Medical Delivery	118,939,413	12,893,268	(14,941,189)	(2,047,921)
Medical Equipment and Systems	164,550,761	16,415,120	(10,490,216)	5,924,904
Multimedia	109,775,151	12,368,011	(13,498,420)	(1,130,409)
Natural Gas	167,197,329	18,222,497	(4,674,155)	13,548,342
Natural Resources	29,213,863	1,505,192	(2,614,455)	(1,109,263)
Networking and Infrastructure	109,851,186	3,798,088	(32,614,184)	(28,816,096)
Paper and Forest Products	22,514,077	789,950	(1,376,267)	(586,317)
Pharmaceuticals	58,172,119	1,998,224	(8,529,709)	(6,531,485)
Retailing	78,127,243	3,068,221	(12,884,993)	(9,816,772)
Software and Computer Services	657,408,274	45,150,665	(70,137,075)	(24,986,410)
Technology	1,703,921,455	98,550,014	(316,078,333)	(217,528,319)
Telecommunications	353,531,497	36,267,405	(57,817,014)	(21,549,609)
Transportation	20,333,287	2,679,948	(2,000,600)	679,348
Utilities Growth	194,962,182	8,134,700	(38,297,803)	(30,163,103)
Wireless	67,966,832	2,626,958	(15,361,386)	(12,734,428)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Total Distributable Earnings
Air Transportation	$ -	$ -	$ (9,726,742)	$ -
Automotive	-	-	(11,269,316)	-
Banking	757,869	-	(4,530,393)	59,688,311
Biotechnology	-	-	(1,262,509,216)	-
Brokerage and Investment Management	432,211	-	(53,525,632)	-
Business Services and Outsourcing	-	-	(3,295,801)	-
Chemicals	30,439	-	(2,985,343)	-
Computers	-	-	(1,010,050,359)	-
Construction and Housing	-	-	(10,663,525)	-
Consumer Industries	-	-	(1,004,324)	-
Cyclical Industries	-	-	(1,963,929)	-
Defense and Aerospace	-	-	(14,934,780)	-
Developing Communications	-	-	(1,515,941,335)	-
Electronics	-	-	(2,998,039,316)	-
Energy	196,626	-	(16,050,858)	-
Energy Service	-	-	(89,527,920)	-
Environmental	-	-	(2,190,323)	-
Financial Services	409,230	-	(15,385,036)	15,626,433
Food and Agriculture	-	-	(4,117,531)	-
Gold	14,214,430	-	(155,079,870)	-
Health Care	1,029,752	-	(67,712,458)	139,022,370
Home Finance	-	481,183	-	66,180,771
Industrial Equipment	-	-	(3,559,457)	-
Industrial Materials	94,470	-	(8,085,670)	-
Insurance	-	-	-	2,208,954
Leisure	-	-	(24,380,034)	-
Medical Delivery	-	-	(21,861,649)	-
Medical Equipment and Systems	-	-	(338,903)	5,586,001
Multimedia	-	-	(14,031,225)	-
Natural Gas	-	-	(53,739,721)	-
Natural Resources	-	-	(2,451,262)	-
Networking and Infrastructure	-	-	(203,978,891)	-
Paper and Forest Products	-	-	(9,433,081)	-
Pharmaceuticals	-	-	(6,304,732)	-
Retailing	-	-	(8,286,912)	-
Software and Computer Services	-	-	(394,101,587)	-
Technology	-	-	(3,352,170,266)	-
Telecommunications	-	-	(611,072,940)	-
Transportation	-	-	(5,428,659)	-
Utilities Growth	450,556	-	(197,655,967)	-
Wireless	-	-	(135,086,989)	-

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid during the year 2003 was as follows:

	Ordinary Income	Long-term Capital Gains	Total
Air Transportation	$ -	$ 483,018	$ 483,018
Banking	4,545,468	-	4,545,468
Brokerage and Investment Management	2,209,018	-	2,209,018
Chemicals	341,100	134,766	475,866
Defense and Aerospace	310,532	-	310,532
Energy	1,333,657	-	1,333,657
Financial Services	4,054,325	-	4,054,325
Food and Agriculture	823,441	2,357,859	3,181,300
Gold	9,260,070	-	9,260,070
Health Care	3,769,448	46,505,375	50,274,823
Home Finance	2,208,881	5,002,985	7,211,866
Industrial Materials	445,684	-	445,684
Insurance	248,409	3,934,303	4,182,712
Medical Equipment and Systems	-	995,401	995,401
Natural Gas	875,067	-	875,067
Natural Resources	49,916	-	49,916
Telecommunications	484,984	-	484,984
Utilities Growth	3,390,133	-	3,390,133

The tax character of distributions paid during the year 2002 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Air Transportation	$ -	$ 1,972,456	$ 1,972,456
Banking	6,837,663	272,996	7,110,659
Brokerage and Investment Management	1,339,214	39,909,323	41,248,537
Business Services and Outsourcing	-	684,912	684,912
Chemicals	467,872	2,167	470,039
Construction and Housing	72,031	102,902	174,933
Consumer Industries	-	1,212,594	1,212,594
Cyclical Industries	-	6,645	6,645
Defense and Aerospace	922,680	116,756	1,039,436
Energy	726,184	6,501,171	7,227,355
Financial Services	6,493,508	19,016,604	25,510,112
Food and Agriculture	515,262	10,555,659	11,070,921
Gold	4,381,339	-	4,381,339
Health Care	2,598,838	3,845,686	6,444,524
Home Finance	1,293,301	25,270,532	26,563,833
Industrial Equipment	-	33,419	33,419
Industrial Materials	174,166	-	174,166
Insurance	88,265	883,784	972,049
Medical Equipment and Systems	902,973	1,513,853	2,416,826
Natural Gas	486,155	2,456,569	2,942,724
Natural Resources	171,088	559,685	730,773
Paper and Forest Products	116,411	-	116,411
Retailing	-	2,696,929	2,696,929
Software and Computer Services	-	4,648,061	4,648,061
Telecommunications	301,845	-	301,845
Transportation	249,930	88,211	338,141
Utilities Growth	2,205,498	8,939,420	11,144,918

1. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

For the equity funds the management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of each fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rates differ for equity and fixed-income funds and are based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period the equity funds' total annual management fee rates ranged from .58% to .59% of the funds' average net assets.

For the money market fund the management fee is calculated on the basis of a group fee rate plus a total income-based component. The group fee rate averaged .13% during the period. The total income-based component is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The rate increases as the fund's gross yield increases.

During the period the income-based portion of the management fee was $713,995 or an annual rate of .07% of the fund's average net assets. For the period the money market fund's total annual management fee rate was .20% of average net assets.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC receives a sales charge of up to 3% for selling shares of each fund. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). The amounts received and retained by FDC are shown under the caption "Other Information" on each fund's Statement of Operations.

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Air Transportation	$ 39,753
Automotive	37,318
Banking	342,251
Biotechnology	4,041,475
Brokerage and Investment Management	77,779
Business Services and Outsourcing	35,308
Chemicals	51,044
Computers	1,087,048
Construction and Housing	74,241
Consumer Industries	27,533
Cyclical Industries	16,801
Defense and Aerospace	463,656
Developing Communications	348,038
Electronics	2,654,675
Energy	176,260
Energy Service	274,513
Environmental	17,033
Financial Services	82,447
Food and Agriculture	180,491
Gold	615,465
Health Care	954,829
Home Finance	183,593
Industrial Equipment	14,083
Industrial Materials	25,165
Insurance	114,739
Leisure	136,211
Medical Delivery	139,397
Medical Equipment and Systems	80,226
Multimedia	108,833
Natural Gas	197,291
Natural Resources	26,485
Networking and Infrastructure	114,364
Paper and Forest Products	16,517
Pharmaceuticals	30,846
Retailing	147,111
Software and Computer Services	1,112,230
Technology	2,360,511
Telecommunications	333,634
Transportation	24,933
Utilities Growth	137,962
Wireless	79,702

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other Information" on each fund's Statement of Operations.

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, Select Money Market is entitled to receive its pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

8. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Environmental	2.50%	$ 17,096

8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction
Air Transportation	$ 20,903	$ -	$ -
Automotive	12,033	-	-
Banking	63,993	-	-
Biotechnology	770,864	-	-
Brokerage and Investment Management	131,648	-	-
Business Services and Outsourcing	17,476	-	-
Chemicals	18,576	-	-
Computers	623,983	1,785	-
Construction and Housing	21,956	-	-
Consumer Industries	7,647	-	-
Cyclical Industries	5,425	-	-
Defense and Aerospace	144,682	132	-
Developing Communications	684,674	593	-
Electronics	2,318,358	710	-
Energy	25,611	-	-
Energy Service	123,999	-	-
Environmental	6,502	-	-
Financial Services	167,321	-	-
Food and Agriculture	88,116	95	-
Gold	449,969	711	-
Health Care	1,211,555	56	893
Home Finance	119,871	209	101
Industrial Equipment	3,484	-	-
Industrial Materials	54,614	-	-
Insurance	26,523	-	-
Leisure	112,627	181	-
Medical Delivery	230,662	-	-
Medical Equipment and Systems	57,729	584	-
Money Market	-	1,976	1,918
Multimedia	179,924	200	-
Natural Gas	87,760	-	159
Natural Resources	7,923	-	-
Networking and Infrastructure	129,184	40	-
Paper and Forest Products	21,885	-	-
Pharmaceuticals	35,402	-	-
Retailing	55,359	-	-
Software and Computer Services	833,225	97	-
Technology	2,904,726	655	-
Telecommunications	777,519	432	-
Transportation	6,962	-	-
Utilities Growth	249,261	394	-
Wireless	103,290	26	-

9. Other Information.

At the end of the period, FMR or its affiliates and certain unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Consumer Industries	18	1	23
Cyclical Industries	23	1	47
Financial Services	11	-	-
Industrial Equipment	-	1	19
Multimedia	-	1	22
Natural Resources	19	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

11. Litigation.

In October 2002, a lawsuit was commenced against Construction and Housing Portfolio and numerous other defendants as a defendants' class action suit by the Chapter 11 estate of Owens Corning. The Owens Corning estate alleges that 16 dividend payments made by Owens Corning between 1996 and the filing of Owens Corning's petition for Chapter 11 relief in October 2000 were fraudulent conveyances and, thus, the Owens Corning estate seeks to recover those dividends. During this period Construction and Housing Portfolio received dividends in the amount of $42,780. The lawsuit has been stayed by order of the Bankruptcy Court for the District of Delaware until April 28, 2003. The fund intends to defend the proceedings vigorously.

To the Trustees and the Shareholders of Fidelity Select Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the funds constituting Fidelity Select Portfolios at February 28, 2003, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2003

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Members may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of each of the Select funds. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (48)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (50)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investment Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002).He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Select Portfolios. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (49)

Year of Election or Appointment: 2000

Vice President of Money Market. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (55)

Year of Election or Appointment: 2002

Vice President of Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

John J. Todd (54)
Year of Election or Appointment: 1996 Vice President of Money Market and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Todd managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998, 2000, or 2001

Secretary of Air Transportation (1998), Automotive (1998), Banking (1998), Biotechnology (1998), Brokerage and Investment Management (1998), Business Services and Outsourcing (1998), Chemicals (1998), Computers (1998), Construction and Housing (1998), Consumer Industries (1998), Cyclical Industries (1998), Defense and Aerospace (1998), Developing Communications (1998), Electronics (1998), Energy (1998), Energy Service (1998), Environmental (1998), Financial Services (1998), Food and Agriculture (1998), Gold (1998), Health Care (1998), Home Finance (1998), Industrial Equipment (1998), Industrial Materials (1998), Insurance (1998), Leisure (1998), Medical Delivery (1998), Medical Equipment and Systems (1998), Multimedia (1998), Natural Gas (1998), Natural Resources (1998), Networking and Infrastructure (2000), Paper and Forest Products (1998), Pharmaceuticals (2001), Retailing (1998), Software and Computer Services (1998), Technology (1998), Telecommunications (1998), Transportation (1998), Utilities Growth (1998), Wireless (2000), and Money Market (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of each of the Select funds. She also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of each of the Select funds. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Money Market. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John R. Hebble (44)

Year of Election or Appointment: 2003

Deputy Treasurer of each of the Select funds. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (56)

Year of Election or Appointment: 1986, 1989, 1990, 1993, 1997, 1998, 2000, or 2001

Assistant Treasurer of Air Transportation (1986), Automotive (1986), Banking (1986), Biotechnology (1986), Brokerage and Investment Management (1986), Business Services and Outsourcing (1998), Chemicals (1986), Computers (1986), Construction and Housing (1986), Consumer Industries (1990), Cyclical Industries (1997), Defense and Aerospace (1986), Developing Communications (1990), Electronics (1986), Energy (1986), Energy Service (1986), Environmental (1989), Financial Services (1986), Food and Agriculture (1986), Gold (1986), Health Care (1986), Home Finance (1986), Industrial Equipment (1986), Industrial Materials (1986), Insurance (1986), Leisure (1986), Medical Delivery (1986), Medical Equipment and Systems (1998), Multimedia (1986), Natural Gas (1993), Natural Resources (1997), Networking and Infrastructure (2000), Paper and Forest Products (1986), Pharmaceuticals (2001), Retailing (1986), Software and Computer Services (1986), Technology (1986), Telecommunications (1986), Transportation (1986), Utilities Growth (1986), Wireless (2000), and Money Market (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of each of the Select funds. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of each of the Select funds. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996, 2000, or 2001

Assistant Treasurer of Air Transportation (2000), Automotive (2000), Banking (2000), Biotechnology (2000), Brokerage and Investment Management (2000), Business Services and Outsourcing (2000), Chemicals (2000), Computers (2000), Construction and Housing (2000), Consumer Industries (2000), Cyclical Industries (2000), Defense and Aerospace (2000), Developing Communications (2000), Electronics (2000), Energy (2000), Energy Service (2000), Environmental (2000), Financial Services (2000), Food and Agriculture (2000), Gold (2000), Health Care (2000), Home Finance (2000), Industrial Equipment (2000), Industrial Materials (2000), Insurance (2000), Leisure (2000), Medical Delivery (2000), Medical Equipment and Systems (2000), Multimedia (2000), Natural Gas (2000), Natural Resources (2000), Networking and Infrastructure (2000), Paper and Forest Products (2000), Pharmaceuticals (2001), Retailing (2000), Software and Computer Services (2000), Technology (2000), Telecommunications (2000), Transportation (2000), Utilities Growth (2000), Wireless (2000), and Money Market (1996). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Banking	4/14/03	4/11/03	$0.06	-
Brokerage and Investment Management	4/7/03	4/4/03	$0.06	-
Chemicals	4/7/03	4/4/03	$0.03	-
Energy	4/7/03	4/4/03	$0.03	-
Financial Services	4/7/03	4/4/03	$0.09	-
Gold	4/7/03	4/4/03	$0.52	-
Health Care	4/7/03	4/4/03	$0.06	-
Home Finance	4/14/03	4/11/03	-	$0.08
Industrial Materials	4/14/03	4/11/03	$0.08	-
Utilities Growth	4/7/03	4/4/03	$0.07	-

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Banking	100% 100%	- -	4/12/02 12/6/02
Brokerage and Investment Management	100% 100%	- -	12/20/02 12/30/02
Chemicals	100%
Defense and Aerospace	100%
Energy	100%
Financial Services	100%
Food and Agriculture	72% 100%	- -	4/5/02 12/13/02
Health Care	100% 100%	- -	4/5/02 12/13/02
Home Finance	100%
Industrial Materials	39%
Insurance	83%
Natural Gas	100% 100%	- -	4/12/02 12/6/02
Natural Resources	100%
Telecommunications	100%
Utilities Growth	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Gold	4/8/02 12/16/02	$.104 $.144	$.003 $.005

The funds will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.,
Money Market Fund

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA
and
The Bank of New York
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

Fidelity Select Portfolios

Consumer Sector

Consumer Industries

Food and Agriculture

Leisure

Multimedia

Retailing

Cyclicals Sector

Air Transportation

Automotive

Chemicals

Construction and Housing

Cyclical Industries

Defense and Aerospace

Environmental

Industrial Equipment

Industrial Materials

Transportation

Financial Services Sector

Banking

Brokerage and Investment Management

Financial Services

Home Finance

Insurance

Health Care Sector

Biotechnology

Health Care

Medical Delivery

Medical Equipment and Systems

Pharmaceuticals

Natural Resources Sector

Energy

Energy Service

Gold

Natural Gas

Natural Resources

Paper and Forest Products

Technology Sector

Business Services and Outsourcing

Computers

Developing Communications

Electronics

Networking and Infrastructure

Software and Computer Services

Technology

Utilities Sector

Telecommunications

Utilities Growth

Wireless

Money Market

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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